UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-03290

Name of Fund: BlackRock Variable Series Funds, Inc.

BlackRock 60/40 Target Allocation ETF V.I. Fund

BlackRock Advantage Large Cap Core V.I. Fund

BlackRock Advantage Large Cap Value V.I. Fund

BlackRock Advantage U.S. Total Market V.I. Fund

BlackRock Basic Value V.I. Fund

BlackRock Capital Appreciation V.I. Fund

BlackRock Equity Dividend V.I. Fund

BlackRock Global Allocation V.I. Fund

BlackRock Government Money Market V.I. Fund

BlackRock International Index V.I. Fund

BlackRock International V.I. Fund

BlackRock Large Cap Focus Growth V.I. Fund

BlackRock Managed Volatility V.I. Fund

BlackRock S&P 500 Index V.I. Fund

BlackRock Small Cap Index V.I. Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Variable

            Series Funds, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2019

Date of reporting period: 12/31/2019

Item 1 – Report to Stockholders

DECEMBER 31, 2019

2019 Annual Report

BlackRock Variable Series Funds, Inc.

Not FDIC Insured - May Lose Value - No Bank Guarantee

The Markets in Review

Dear Shareholder,

U.S. equities and bonds finished the last year of the decade with impressive returns, putting an exclamation point on a decade of strong performance despite the fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. In many ways, it was fitting that the themes of 2019 — geopolitical uncertainty, fears of recession, and decisive monetary stimulus — put the capstone on a decade that was defined by grappling with these competing forces.

Equity and bond markets posted solid returns, particularly in the second half of the year, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that has characterized this economic cycle. U.S. large cap equities advanced the most, while equities at the high end of the risk spectrum — emerging markets and U.S. small cap — lagged while still posting solid returns.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, generally posted the strongest returns, as inflation remained low. Investment-grade and high-yield corporate bonds also posted solid returns, as the credit fundamentals in corporate markets remained relatively solid.

As equity performance faltered in late 2018 and global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted away from policies designed to decrease inflation in favor of renewed efforts to stimulate economic activity. The Fed left interest rates unchanged in January 2019, then reduced interest rates three times thereafter, starting in July 2019. Similarly, the Fed took measures to support liquidity in short-term lending markets. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

Looking ahead, we believe U.S. economic growth will stabilize and gradually improve in 2020. The primary drivers of recent market performance — trade and monetary policies — could take a back seat to a nascent expansion in manufacturing and a recent uptick in global growth. The headwinds of policy uncertainty in 2019 could become tailwinds in 2020 due to pro-cyclical policy shifts.

Overall, we favor increasing investment risk to benefit from the brighter outlook. In addition to having a positive view for equities overall, we favor emerging market equities over developed market equities. Increasing cyclical exposure through value-style investing and maintaining a meaningful emphasis on high-quality companies through quality factors also makes sense for diversified investors. In fixed income, government bonds continue to be important portfolio stabilizers, while emerging market bonds, particularly local currency bonds, offer relatively attractive income opportunities.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2019
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	10.92%	31.49%
U.S. small cap equities (Russell 2000® Index)	7.30	25.52
International equities (MSCI Europe, Australasia, Far East Index)	7.01	22.01
Emerging market equities (MSCI Emerging Markets Index)	7.09	18.42
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.03	2.28
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	1.36	8.91
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.45	8.72
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.21	7.26
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.98	14.32

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

DECEMBER 31, 2019

2019 Annual Report

BlackRock Variable Series Funds, Inc.

•	BlackRock 60/40 Target Allocation ETF V.I. Fund

Not FDIC Insured - May Lose Value - No Bank Guarantee

Fund Summary as of December 31, 2019	BlackRock 60/40 Target Allocation ETF V.I. Fund

Investment Objective

BlackRock 60/40 Target Allocation ETF V.I. Fund’s (the “Fund”) investment objective is to seek to provide total return.

On April 17, 2019, the Fund’s Board approved a proposal to change the name of BlackRock iShares® Dynamic Allocation V.I. Fund to BlackRock 60/40 Target Allocation ETF V.I. Fund. The Board also approved certain changes to the Fund’s investment strategies. These changes were effective on May 1, 2019.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2019, the Fund outperformed its blended benchmark (60% MSCI All Country World Index / 40% Bloomberg Barclays U.S. Aggregate Bond Index).

What factors influenced performance?

The largest contributions to Fund performance came from the iShares Core S&P 500 ETF and the iShares Global Technology ETF.

Exposure to long-term U.S. Treasuries, which posted negative returns, represented a marginal detractor during the period.

Describe recent portfolio activity.

During the 12-month period, the Fund maintained an overweight to equities relative to fixed income. The rally in emerging market and U.S. stocks lifted performance due to the Fund’s high-conviction overweight positions, while an underweight to investment grade corporate credit modestly detracted from active performance. Within equities, the Fund favored U.S. and emerging market stocks, and remained underweight international developed market equities. Within fixed income, corporate credit exposure was reduced, while exposures to U.S. Treasury and mortgage-backed securities (“MBS”) were increased with the goal of providing additional stability to the portfolio amid increased market volatility.

Describe portfolio positioning at period end.

At period end, the Fund was overweight equity relative to fixed income.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Affiliated Investment Companies
Equity Funds	61%
Fixed Income Funds	34
Short-Term Securities	5

2	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock 60/40 Target Allocation ETF V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The Fund’s total returns prior to May 1, 2019, are the returns of the Fund when it followed different investment strategies under the name BlackRock iShares® Dynamic Allocation V.I. Fund.

(b)	The Fund invests in a portfolio of underlying exchange-traded funds that seek to track equity and fixed income indices.
(c)	A customized weighted index comprised of 60% MSCI All Country World Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.
(d)

A free float-adjusted market capitalization weighted index, that is designed to measure equity market performance of developed and emerging markets. The Index consists of 49 country indexes comprising 23 developed and 26 emerging market country indexes.

(e)

A widely recognized unmanaged market-weighted index comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

(f)	Commencement of operations.

Performance Summary for the Period Ended December 31, 2019

		Average Annual Total Returns (a)
	6-Month Total Returns (a)	1 Year	5 Years	Since Inception (b)
Class I (c)	7.09%	21.41%	6.34%	5.80%
Class III (c)	6.97	21.22	6.09	5.55
60% MSCI All Country World Index / 40% Bloomberg Barclays U.S. Aggregate Bond Index	6.36	19.41	6.43	6.12
MSCI All Country World Index	8.92	26.60	8.41	7.77
Bloomberg Barclays U.S. Aggregate Bond Index	2.45	8.72	3.05	3.25

(a)	For the portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)	The Fund commenced operations on April 30, 2014.
(c)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to May 1, 2019 are the returns of the Fund when it followed different investment strategies under the name BlackRock iShares® Dynamic Allocation V.I. Fund.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	3

Fund Summary as of December 31, 2019 (continued)	BlackRock 60/40 Target Allocation ETF V.I. Fund

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,070.90	$0.99	$1,000.00	$1,024.25	$0.97	0.19%
Class III	1,000.00	1,069.70	2.30	1,000.00	1,022.99	2.24	0.44

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 5 for further information on how expenses were calculated.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2019 and held through December 31, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

DISCLOSURE OF EXPENSES	5

Schedule of Investments December 31, 2019	BlackRock 60/40 Target Allocation ETF V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Affiliated Investment Companies — 105.5%*

Equity Funds — 62.9%
iShares Core MSCI EAFE ETF (a)	254,194	$16,583,616
iShares Core MSCI Emerging Markets ETF	235,217	12,645,266
iShares Core S&P 500 ETF	145,195	46,932,832
iShares Core S&P Total U.S. Stock Market ETF (a)	81,900	5,953,311
iShares Edge MSCI Minimum Volatility USA ETF (a)	90,213	5,917,973
iShares Edge MSCI USA Quality Factor ETF (a)	107,176	10,824,776
iShares Edge MSCI USA Size Factor ETF (a)	95,521	9,304,701
iShares Global Tech ETF (a)	37,882	7,973,782

		116,136,257

Fixed Income Funds — 36.8%
iShares 20+ Year Treasury Bond ETF	26,087	3,534,267
iShares Intermediate-Term Corporate Bond ETF (a)	216,330	12,542,813

Security	Shares	Value

Fixed Income Funds (continued)
iShares MBS ETF	113,556	$12,270,861
iShares Short Maturity Bond ETF (a)	112,795	5,667,949
iShares U.S. Treasury Bond ETF	1,302,937	33,798,186

		67,814,076

Short-Term Securities — 5.8% (b)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.51%	2,018,799	2,018,799
SL Liquidity Series, LLC, Money Market Series, 1.80% (c)	8,663,465	8,665,198

		10,683,997
Total Affiliated Investment Companies — 105.5% (Cost: $182,444,416)		194,634,330
Liabilities in Excess of Other Assets — (5.5)%		(10,188,689)

Net Assets — 100.0%		$184,445,641

(a)	Security, or a portion of the security, is on loan.
(b)	Annualized 7-day yield as of period end.
(c)	Security was purchased with the cash collateral from loaned securities.
*

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 12/31/18	Shares Purchased	Shares Sold	Shares Held at 12/31/19	Value at 12/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	272,513	1,746,286	—	2,018,799	$2,018,799	$9,730		$—	$—
SL Liquidity Series, LLC, Money Market Series(b)	26,024,369	—	(17,360,904)	8,663,465	8,665,198	133,240	(c)	7,725	1,424
iShares 20+ Year Treasury Bond ETF	—	26,272	(185)	26,087	3,534,267	34,916		1,253	32,395
iShares Core MSCI EAFE ETF	190,016	70,171	(5,993)	254,194	16,583,616	447,568		(40,338)	2,190,545
iShares Core MSCI Emerging Markets ETF	81,513	156,904	(3,200)	235,217	12,645,266	344,816		(10,832)	844,086
iShares Core S&P 500 ETF	109,639	88,393	(52,837)	145,195	46,932,832	935,497		1,082,678	9,130,181
iShares Core S&P Mid-Cap ETF(d)	20,257	—	(20,257)	—	—	—		(393,797)	598,364
iShares Core S&P Small-Cap ETF(d)	31,125	100	(31,225)	—	—	7,992		(100,498)	377,750
iShares Core S&P Total U.S. Stock Market ETF	—	197,700	(115,800)	81,900	5,953,311	105,843		497,023	488,180
iShares Edge MSCI Minimum Volatility USA ETF	91,341	68,355	(69,483)	90,213	5,917,973	126,317		632,885	638,632
iShares Edge MSCI USA Momentum Factor ETF(d)	78,970	5,503	(84,473)	—	—	53,766		(348,118)	1,168,080
iShares Edge MSCI USA Quality Factor ETF	—	107,376	(200)	107,176	10,824,776	45,584		1,741	802,344
iShares Edge MSCI USA Size Factor ETF	—	95,521	—	95,521	9,304,701	29,970		—	316,060
iShares Global Tech ETF	45,208	11,895	(19,221)	37,882	7,973,782	77,646		108,836	2,643,535
iShares iBoxx $ Investment Grade Corporate Bond ETF(d)	105,522	5,059	(110,581)	—	—	174,487		761,420	133,818
iShares Intermediate-Term Corporate Bond ETF	175,713	50,961	(10,344)	216,330	12,542,813	364,319		5,027	957,396
iShares J.P. Morgan USD Emerging Markets Bond ETF(d)	62,919	100	(63,019)	—	—	81,578		167,891	191,941
iShares MBS ETF	—	114,356	(800)	113,556	12,270,861	176,471		1,545	131,829
iShares S&P 500 Growth ETF(d)	14,822	—	(14,822)	—	—	—		(202,451)	297,392
iShares S&P 500 Value ETF(d)	22,800	—	(22,800)	—	—	—		(228,815)	320,077
iShares Short Maturity Bond ETF	370,419	40,376	(298,000)	112,795	5,667,949	278,396		9,077	101,998
iShares U.S. Treasury Bond ETF	164,381	1,158,156	(19,600)	1,302,937	33,798,186	414,485		22,568	681,047

					$194,634,330	$3,842,621		$1,974,820	$22,047,074

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock 60/40 Target Allocation ETF V.I. Fund

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer held by the Fund.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$183,950,333	$—	$—	$183,950,333
Short-Term Securities	2,018,799	—	—	2,018,799

Subtotal	$185,969,132	$—	$—	$185,969,132

Investments valued at NAV(a)				8,665,198

Total Investments				$194,634,330

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to consolidated financial statements.

SCHEDULE OF INVESTMENTS	7

Statement of Assets and Liabilities

December 31, 2019

BlackRock 60/40 Target Allocation ETF V.I. Fund

ASSETS
Investments at value — affiliated (including securities loaned at value of $8,490,011) (cost — $182,444,416)	$194,634,330
Receivables:
Securities lending income — affiliated	4,475
Capital shares sold	141,357
Dividends — affiliated	3,074
From the Manager	94,721
Prepaid expenses	1,401

Total assets	194,879,358

LIABILITIES
Cash collateral on securities loaned at value	8,661,720
Payables:
Investments purchased	1,651,530
Capital shares redeemed	7,048
Distribution fees	2,090
Investment advisory fees	103
Directors’ and Officer’s fees	2,492
Other affiliates	801
Other accrued expenses	107,933

Total liabilities	10,433,717

NET ASSETS	$184,445,641

NET ASSETS CONSIST OF
Paid-in capital	$171,731,828
Accumulated earnings	12,713,813

NET ASSETS	$184,445,641

NET ASSET VALUE
Class I — Based on net assets of $173,351,280 and 14,243,581 shares outstanding, 100 million shares authorized, $0.10 par value	$12.17

Class III — Based on net assets of $11,094,361 and 915,606 shares outstanding, 100 million shares authorized, $0.10 par value	$12.12

See notes to consolidated financial statements.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Operations

Year Ended December 31, 2019

BlackRock 60/40 Target Allocation ETF V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$3,709,381
Securities lending income — affiliated — net	133,240

Total investment income	3,842,621

EXPENSES
Transfer agent — class specific	293,122
Investment advisory	217,785
Printing	153,569
Professional	79,306
Accounting services	58,698
Distribution — class specific	15,830
Custodian	12,175
Directors and Officer	9,660
Transfer agent	5,005
Board realignment and consolidation	181
Registration	133
Miscellaneous	6,170

Total expenses	851,634
Less:
Fees waived and/or reimbursed by the Manager	(266,678)
Transfer agent fees waived and/or reimbursed — class specific	(292,973)

Total expenses after fees waived and/or reimbursed	291,983

Net investment income	3,550,638

REALIZED AND UNREALIZED GAIN
Net realized gain from investments — affiliated	1,974,820
Net change in unrealized appreciation on investments — affiliated	22,047,074

Net realized and unrealized gain	24,021,894

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,572,532

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	9

Consolidated Statements of Changes in Net Assets

	BlackRock 60/40 Target Allocation ETF V.I. Fund
	Year Ended December 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$ 3,550,638	$ 1,375,200
Net realized gain	1,974,820	2,333,615
Net change in unrealized appreciation (depreciation)	22,047,074	(7,741,844)

Net increase (decrease) in net assets resulting from operations	27,572,532	(4,033,029)

DISTRIBUTIONS TO SHAREHOLDERS (a)
Class I	(4,892,043)	(2,881,352)
Class III	(297,098)	(93,658)

Decrease in net assets resulting from distributions to shareholders	(5,189,141)	(2,975,010)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	40,379,241	99,743,994

NET ASSETS
Total increase in net assets	62,762,632	92,735,955
Beginning of year	121,683,009	28,947,054

End of year	$ 184,445,641	$ 121,683,009

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock 60/40 Target Allocation ETF V.I. Fund

	Class I

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.32	$11.13	$9.85	$9.45	$10.02

Net investment income (a)	0.28	0.33	0.23	0.22	0.24
Net realized and unrealized gain (loss)	1.93	(0.88)	1.26	0.39	(0.63)

Net increase (decrease) from investment operations	2.21	(0.55)	1.49	0.61	(0.39)

Distributions (b)
From net investment income	(0.24)	(0.11)	(0.20)	(0.20)	(0.17)
From net realized gain	(0.12)	(0.15)	—	—	—
From return of capital	—	—	(0.01)	(0.01)	(0.01)

Total distributions	(0.36)	(0.26)	(0.21)	(0.21)	(0.18)

Net asset value, end of year	$12.17	$10.32	$11.13	$9.85	$9.45

Total Return (c)
Based on net asset value	21.41%	(4.94)%	15.11%	6.49%	(3.88)%

Ratios to Average Net Assets (d)
Total expenses	0.57%	1.00%(e)	0.94%	0.83%	1.90%

Total expenses after fees waived and/or reimbursed	0.19%	0.37%(e)	0.53%	0.53%	0.64%

Net investment income	2.45%	3.01%	2.14%	2.27%	2.41%

Supplemental Data
Net assets, end of year (000)	$173,351	$117,502	$25,332	$18,135	$14,636

Portfolio turnover rate	61%	54%	48%	54%	54%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015

Investments in underlying funds	0.14%	0.20%	0.21%	0.23%	0.29%

(e)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.76% and 0.37%, respectively.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	11

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock 60/40 Target Allocation ETF V.I. Fund

	Class III

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.28	$11.09	$9.83	$9.44	$10.01

Net investment income (a)	0.28	0.20	0.21	0.21	0.26
Net realized and unrealized gain (loss)	1.90	(0.77)	1.24	0.37	(0.66)

Net increase (decrease) from investment operations	2.18	(0.57)	1.45	0.58	(0.40)

Distributions (b)
From net investment income	(0.22)	(0.09)	(0.18)	(0.18)	(0.16)
From net realized gain	(0.12)	(0.15)	—	—	—
From return of capital	—	—	(0.01)	(0.01)	(0.01)

Total distributions	(0.34)	(0.24)	(0.19)	(0.19)	(0.17)

Net asset value, end of year	$12.12	$10.28	$11.09	$9.83	$9.44

Total Return (c)
Based on net asset value	21.22%	(5.18)%	14.72%	6.16%	(3.99)%

Ratios to Average Net Assets (d)
Total expenses	0.86%	1.38%(e)	1.25%	1.02%	1.87%

Total expenses after fees waived and/or reimbursed	0.44%	0.72%(e)	0.78%	0.78%	0.86%

Net investment income	2.38%	1.83%	1.97%	2.08%	2.56%

Supplemental Data
Net assets, end of year (000)	$11,094	$4,181	$3,615	$1,804	$1,174

Portfolio turnover rate	61%	54%	48%	54%	54%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015

Investments in underlying funds	0.14%	0.20%	0.21%	0.23%	0.29%

(e)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.14% and 0.72%, respectively.

See notes to consolidated financial statements.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The consolidated financial statements presented are for BlackRock 60/40 Target Allocation ETF V.I. Fund (the “Fund”) (formerly known as BlackRock iShares® Dynamic Allocation V.I. Fund). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Prior Year Reorganization: The Board of Directors of the Company (the “Board”) and the Board of Trustees of State Farm Variable Product Trust and shareholders of Stock and Bond Balanced Fund (the “Target Fund”) approved the reorganization of the Target Fund into the Fund. As a result, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued Class I Shares of the Fund.

Each shareholder of the Target Fund received shares of the Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Target Fund shares, as determined at the close of business on October 26, 2018, less the costs of the Target Fund’s reorganization.

The reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amounts and at the following conversion ratio:

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	60/40 Target Allocation ETF V.I. Fund Share Class	Shares of 60/40 Target Allocation ETF V.I. Fund
State Farm Stock and Bond Balanced Fund	9,171,251	0.94097697	Class I	8,629,936

The Target Fund’s net assets and composition of net assets on October 26, 2018, the valuation date of the reorganization were as follows:

Target Fund	Net Assets	Paid-In Capital	Accumulated Loss
State Farm Stock and Bond Balanced Fund	$93,649,853	$98,897,788	$(5,247,935)

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the Fund before the reorganization were $32,398,241. The aggregate net assets of the Fund immediately after the reorganization amounted to $126,048,094. The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
State Farm Stock and Bond Balanced Fund	$93,059,358	$98,307,293

The purpose of the transaction was to combine the assets of the Target Fund with the assets of the Fund. The reorganization was a tax-free event and was effective on October 29, 2018.

Assuming the reorganization had been completed on January 1, 2018, the beginning of the fiscal reporting period of the Fund, the pro forma results of operations for the year ended December 31, 2018, are as follows:

•	Net investment income: $2,113,145

•	Net realized and change in unrealized loss on investments: $(6,224,912)

•	Net decrease in net assets resulting from operations: $(4,111,767)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Consolidated Statement of Operations since October 29, 2018.

Reorganization costs incurred by the Fund in connection with the reorganization were expensed by the Fund.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the accounts of iShares® Dynamic Allocation V.I. Fund (Cayman) (the “Subsidiary”). Effective November 20, 2019, the Fund no longer invests in the Subsidiary. The Subsidiary enabled the Fund to hold commodity-related instruments and other derivatives and satisfy Regulated Investment Company tax requirements. Prior to November 20, 2019, the Fund invested up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. During the year ended December 31, 2019, there were no transactions in the Subsidiary. The Subsidiary was subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary could invest without limitation in commodity-related instruments.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	13

Notes to Consolidated Financial Statements   (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Exchange-traded funds (“ETFs”) traded on a recognized securities exchange are valued at the official closing price each day, if available. For ETFs traded on more than one exchange, the official closing price on the exchange where the ETF is primarily traded is used. ETFs traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements   (continued)

Valuation Committee’s assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2019, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as investment companies in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$1,119,925	$(1,119,925)	$—
Credit Suisse Securities (USA) LLC	1,368,463	(1,368,463)	—
Deutsche Bank Securities, Inc.	70,700	(70,700)	—
Goldman Sachs & Co.	4,111,400	(4,111,400)	—
JP Morgan Securities LLC	1,181,348	(1,181,348)	—
Merrill Lynch, Pierce, Fenner & Smith	638,175	(638,175)	—

	$8,490,011	$(8,490,011)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	15

Notes to Consolidated Financial Statements   (continued)

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.150%
$1 Billion — $3 Billion	0.140
$3 Billion — $5 Billion	0.135
Greater than $5 Billion	0.130

The Manager provided investment management and other services to the Subsidiary. The Manager did not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund paid the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder distribution services to the Fund. The ongoing distribution fee compensates BRIL and each broker-dealer for providing shareholder distribution related services to shareholders.

For the year ended December 31, 2019, the class specific distribution fees borne directly by Class III were $15,830.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent — class specific. For the year ended December 31, 2019, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Consolidated Statement of Operations.

For the year ended December 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	$279,491
Class III	13,631
$293,122

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended December 31, 2019, the amount waived was $381.

In addition, the Manager has contractually agreed to waive the management fee on assets estimated to be attributable to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock or its affiliates through April 30, 2021, if any. For the year ended December 31, 2019, there were no fees waived by the Manager.

For the year ended December 31, 2019, the Fund reimbursed the Manager $1,824 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	0.19%
Class III	0.44

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2019, the Manager waived and/or reimbursed $266,297, which is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations.

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements   (continued)

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific in the Consolidated Statement of Operations. For the year ended December 31, 2019, class specific expense waivers and/or reimbursements are as follows:

Transfer Agent Fees Waived and/or Reimbursed
Class I	$ 279,348
Class III	13,625
$ 292,973

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2)	the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective April 30, 2021, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

As of December 31, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring
	December 31, 2020	April 30, 2021
Fund Level	$86,844	$266,297
Class I	90,389	279,348
Class III	8,320	13,625

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on December 31, 2019:

Fund Level	$79,451
Class I	25,064
Class III	3,305

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Consolidated Statement of Operations. For the year ended December 31, 2019, the Fund paid BIM $28,648 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	17

Notes to Consolidated Financial Statements   (continued)

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2019, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Consolidated Statement of Operations.

6.	PURCHASES AND SALES

For the year ended December 31, 2019, purchases and sales of investments, excluding short-term securities, were $127,128,753 and $88,516,237, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of period end, the following permanent differences attributable to non-deductible expenses were reclassified to the following accounts:

Paid-in capital	$(1,620)
Accumulated earnings	1,620

The tax character of distributions paid was as follows:

	12/31/19	12/31/18
Ordinary income	$3,861,248	$1,250,006
Long term capital gains	1,327,893	1,725,004

	$5,189,141	$2,975,010

As of period end, the tax components of accumulated earnings were as follows:

Undistributed ordinary income	$170,560
Undistributed long term capital gains	267,275
Net unrealized gains (a)	12,275,978

$12,713,813

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

As of December 31, 2019, gross unrealized appreciation and depreciation for investments based on cost for federal income tax purposes were as follows:

Tax cost	$182,554,378

Gross unrealized appreciation	$12,079,952
Gross unrealized depreciation	–

Net unrealized appreciation	$12,079,952

8.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements   (continued)

coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2019, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/19		Year Ended 12/31/18

	Shares	Amount	Shares	Amount

Class I
Shares sold	3,628,212	$43,040,580	766,813	$8,557,354
Shares issued in reinvestment of distributions	402,659	4,892,043	279,201	2,881,352
Shares issued in reorganization	—	—	8,629,936	93,649,853
Shares redeemed	(1,176,910)	(13,589,381)	(563,155)	(6,224,356)

Net increase	2,853,961	$34,343,242	9,112,795	$98,864,203

Class III
Shares sold	624,873	$7,361,592	173,313	$1,932,140
Shares issued in reinvestment of distributions	24,569	297,098	9,111	93,658
Shares redeemed	(140,375)	(1,622,691)	(101,732)	(1,146,007)

Net increase	509,067	$6,035,999	80,692	$879,791

Total Net Increase	3,363,028	$40,379,241	9,193,487	$99,743,994

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	19

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock 60/40 Target Allocation ETF V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock 60/40 Target Allocation ETF V.I. Fund (formerly, BlackRock iShares® Dynamic Allocation V.I. Fund) of BlackRock Variable Series Funds, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2019, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

EAFE	Europe, Australasia and Far East

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International

S&P	Standard & Poor’s

GLOSSARY OF TERMS USED IN THIS REPORT	21

DECEMBER 31, 2019

2019 Annual Report

BlackRock Variable Series Funds, Inc.

•	BlackRock Advantage Large Cap Core V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of December 31, 2019	BlackRock Advantage Large Cap Core V.I. Fund

Investment Objective

BlackRock Advantage Large Cap Core V.I. Fund’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended on December 31, 2019, the Fund underperformed its benchmark, the Russell 1000® Index.

What factors influenced performance?

The Fund’s relative returns were challenged during the latter half of the year, with underperformance primarily driven by the sentiment-based group of insights, which struggled significantly amid increased market volatility. A series of inflection points, largely motivated by shifts in global trade conversations and central bank policy, created a difficult environment for the portfolio’s trend-based insights. Cross-market sentiment insights also struggled throughout much of the period. Of note, identifying the sentiment of informed bond investors was the top individual detractor for the period. The signal’s more defensive properties went unrewarded through much of the year, and a steady decline in interest rates, most pronounced in the third quarter, created a challenging environment for the insight. Broadly speaking, the Fund’s sentiment-based insights were least effective in select cyclical sectors, specifically financials and communication services. Among the fundamental group of insights, signals seeking to identify relative value opportunities were very challenged early in the year as investors sought out speculative growth opportunities at the expense of company fundamentals. Macro thematic insights further detracted from relative returns throughout the period, caused by weakness across several industry timing insights. Of note, while the Fund targets a generally sector- and industry-neutral approach, maintaining a modest overweight position in the biotechnology industry was a drag on relative performance, as the industry struggled early in the year and underperformed the broader market in 2019.

Despite detracting modestly in aggregate, insights evaluating company fundamentals provided some ballast to relative performance toward the end of the year. As the market mentality shifted toward the end of the third quarter, insights seeking to identify relative value opportunities were supportive of results. Also among insights evaluating company fundamentals, quality signals were mixed throughout the year, contributing modestly in aggregate. Of note, alternative measures of company quality were particularly beneficial, including a signal evaluating companies on a series of longer-term sustainability measures and a signal conducting machine-learned text analysis of company news filings. Finally, sentiment insights were successful early in the year, with more trend-based sentiment insights strengthening relative performance during the first quarter and much of the second.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. However, a number of new stock selection insights were added to the portfolio. Among these was a machine-learned signal that pulls from several alternative data sources in seeking to more accurately gauge consumer transactions. In addition, an insight that evaluates trade volumes to determine broker concentration and identify overcrowded trades was introduced to the portfolio. Finally, the investment adviser improved upon an existing signal, expanding the data sources used to identify trends in company hiring as an indication of future company growth.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Index, the Fund was positioned essentially neutrally from a sector perspective. The Fund had slight overweight positions in the financials and industrials sectors and slight underweight positions in the real estate and consumer discretionary sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock Advantage Large Cap Core V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses.
(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large cap equity securities and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Large Cap Core V.I. Fund”.

(c)

An index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Performance Summary for the Period Ended December 31, 2019

	6-Month Total Returns (a)	Average Annual Total Returns (a)
		1 Year	5 Years	10 Years
Class I (b)	8.87%	28.92%	10.68%	12.12%
Class II (b)	8.75	28.67	10.49	11.94
Class III (b)	8.69	28.56	10.36	11.82
Russell 1000® Index	10.59	31.43	11.48	13.54

(a)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)

Average annual and cumulative total returns are based on changes in net asset value (“NAV”) for the periods shown, and assume reinvestment of all distributions at NAV on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed investment strategies under the name “BlackRock Large Cap Core V.I. Fund”.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	3

Fund Summary as of December 31, 2019 (continued)	BlackRock Advantage Large Cap Core V.I. Fund

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,088.70	$3.00	$1,000.00	$1,022.33	$2.91	0.57%
Class II	1,000.00	1,087.50	3.89	1,000.00	1,021.48	3.77	0.74
Class III	1,000.00	1,086.90	4.47	1,000.00	1,020.92	4.33	0.85

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 5 for further information on how expenses were calculated.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	23%
Health Care	14
Financials	14
Communication Services	10
Industrials	10
Consumer Discretionary	9
Consumer Staples	7
Energy	4
Utilities	3
Real Estate	3
Materials	2
Short-Term Securities	5
Liabilities in Excess of Other Assets	(4)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2019 and held through December 31, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	5

Schedule of Investments December 31, 2019	BlackRock Advantage Large Cap Core V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.4%

Aerospace & Defense — 2.9%
Boeing Co. (The)	693	$225,752
Curtiss-Wright Corp.	564	79,462
HEICO Corp.	1,947	222,250
HEICO Corp., Class A	1,008	90,246
Hexcel Corp.(a)	4,030	295,439
Lockheed Martin Corp.	17,862	6,955,106
Northrop Grumman Corp.	4,153	1,428,507
Raytheon Co.	9,538	2,095,880
Teledyne Technologies, Inc.(b)	7,435	2,576,525

		13,969,167

Air Freight & Logistics — 0.1%
Expeditors International of Washington, Inc.	3,731	291,093
United Parcel Service, Inc., Class B	641	75,035

		366,128

Airlines — 0.5%
Alaska Air Group, Inc.	10,849	735,020
Delta Air Lines, Inc.	2,575	150,586
United Airlines Holdings, Inc.(b)	16,687	1,469,958

		2,355,564

Auto Components — 0.1%
Dana, Inc.	12,856	233,979
Goodyear Tire & Rubber Co. (The)	31,558	490,885

		724,864

Automobiles — 0.6%
Ford Motor Co.	103,858	965,879
General Motors Co.	25,776	943,402
Harley-Davidson, Inc.	1,731	64,376
Tesla, Inc.(a)(b)	1,795	750,902

		2,724,559

Banks — 3.7%
Bank of America Corp.(a)	114,593	4,035,965
Bank OZK	3,817	116,438
CIT Group, Inc.	29,543	1,348,047
Citizens Financial Group, Inc.	25,265	1,026,012
Cullen/Frost Bankers, Inc.(a)	8,197	801,503
East West Bancorp, Inc.	15,714	765,272
First Horizon National Corp.	9,153	151,574
JPMorgan Chase & Co.	40,791	5,686,265
PacWest Bancorp	2,430	92,996
PNC Financial Services Group, Inc. (The)	1,171	186,927
Truist Financial Corp.	6,791	382,469
US Bancorp	9,380	556,140
Wells Fargo & Co.	51,794	2,786,517

		17,936,125

Beverages — 1.2%
Coca-Cola Co. (The)	6,782	375,384
Coca-Cola European Partners plc	8,487	431,819
Molson Coors Brewing Co., Class B(a)	4,896	263,894
Monster Beverage Corp.(b)	18,242	1,159,279
PepsiCo, Inc.	26,176	3,577,474

		5,807,850

Biotechnology — 3.8%
AbbVie, Inc.(a)	35,973	3,185,049
Alexion Pharmaceuticals, Inc.(b)	3,615	390,962
Amgen, Inc.	9,070	2,186,505
Biogen, Inc.(b)	3,981	1,181,282
Gilead Sciences, Inc.	101,833	6,617,108
Incyte Corp.(b)	4,614	402,895
Regeneron Pharmaceuticals, Inc.(a)(b)	4,986	1,872,143

Security	Shares	Value

Biotechnology (continued)
United Therapeutics Corp.(b)	6,294	$554,376
Vertex Pharmaceuticals, Inc.(b)	10,237	2,241,391

		18,631,711

Building Products — 0.9%
Allegion plc	34,782	4,331,750
Resideo Technologies, Inc.(b)	11,723	139,856

		4,471,606

Capital Markets — 4.0%
Affiliated Managers Group, Inc.(a)	5,628	476,917
Bank of New York Mellon Corp. (The)	12,916	650,062
Charles Schwab Corp. (The)	37,517	1,784,308
CME Group, Inc.	8,470	1,700,098
Evercore, Inc., Class A	4,691	350,699
FactSet Research Systems, Inc.	7,251	1,945,443
Intercontinental Exchange, Inc.	31,546	2,919,582
Moody’s Corp.	5,187	1,231,446
Morgan Stanley	67,365	3,443,699
Nasdaq, Inc.	501	53,657
S&P Global, Inc.	14,337	3,914,718
SEI Investments Co.	1,147	75,106
TD Ameritrade Holding Corp.	15,624	776,513

		19,322,248

Chemicals — 1.4%
Air Products & Chemicals, Inc.	5,665	1,331,218
CF Industries Holdings, Inc.	9,582	457,445
Ecolab, Inc.	11,348	2,190,051
LyondellBasell Industries NV, Class A	8,155	770,484
Mosaic Co. (The)	26,739	578,632
Scotts Miracle-Gro Co. (The)	999	106,074
Sherwin-Williams Co. (The)	2,535	1,479,274

		6,913,178

Commercial Services & Supplies — 0.2%
ADT, Inc.	18,027	142,954
Cintas Corp.	1,628	438,062
Copart, Inc.(b)	2,476	225,168

		806,184

Communications Equipment — 0.7%
Ciena Corp.(b)	13,537	577,895
Cisco Systems, Inc.	53,596	2,570,464

		3,148,359

Construction & Engineering — 0.3%
AECOM(b)	2,488	107,308
EMCOR Group, Inc.	678	58,511
Fluor Corp.	26,464	499,640
MasTec, Inc.(b)	14,655	940,265

		1,605,724

Consumer Finance — 1.2%
Ally Financial, Inc.	41,558	1,270,012
American Express Co.	19,693	2,451,582
Capital One Financial Corp.	18,034	1,855,879

		5,577,473

Containers & Packaging — 0.2%
Westrock Co.	21,958	942,218

Distributors — 0.0%
Pool Corp.	638	135,498

Diversified Consumer Services — 0.2%
H&R Block, Inc.	33,268	781,133

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Advantage Large Cap Core V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Financial Services — 1.7%
AXA Equitable Holdings, Inc.(a)	7,575	$187,708
Berkshire Hathaway, Inc., Class B(b)	36,384	8,240,976

		8,428,684

Diversified Telecommunication Services — 1.9%
AT&T, Inc.	85,999	3,360,841
CenturyLink, Inc.	38,787	512,376
Verizon Communications, Inc.	85,617	5,256,884

		9,130,101

Electric Utilities — 1.3%
Alliant Energy Corp.	9,010	493,027
IDACORP, Inc.	5,971	637,703
Pinnacle West Capital Corp.	7,742	696,238
Xcel Energy, Inc.	66,891	4,246,910

		6,073,878

Electrical Equipment — 0.9%
AMETEK, Inc.	27,563	2,749,134
Generac Holdings, Inc.(b)	1,222	122,921
Hubbell, Inc.	10,160	1,501,851

		4,373,906

Electronic Equipment, Instruments & Components — 0.9%
Avnet, Inc.	4,837	205,282
CDW Corp.	17,664	2,523,126
National Instruments Corp.	37,980	1,608,073

		4,336,481

Energy Equipment & Services — 0.2%
Patterson-UTI Energy, Inc.	23,527	247,033
TechnipFMC plc	4,000	85,760
Transocean Ltd.(b)	95,354	656,036

		988,829

Entertainment — 1.4%
Activision Blizzard, Inc.	1,636	97,211
Cinemark Holdings, Inc.	13,627	461,274
Electronic Arts, Inc.(b)	5,648	607,217
Live Nation Entertainment, Inc.(b)	13,001	929,181
Netflix, Inc.(b)	1,495	483,737
Spotify Technology SA(b)	3,360	502,488
Take-Two Interactive Software, Inc.(b)	8,160	999,029
Walt Disney Co. (The)	11,862	1,715,601
Zynga, Inc., Class A(b)	124,008	758,929

		6,554,667

Equity Real Estate Investment Trusts (REITs) — 2.9%
Boston Properties, Inc.	6,642	915,666
Brandywine Realty Trust	5,556	87,507
Equity Residential	6,809	550,984
Host Hotels & Resorts, Inc.(a)	18,174	337,128
Invitation Homes, Inc.	44,403	1,330,758
Lamar Advertising Co., Class A	19,829	1,769,936
National Retail Properties, Inc.	4,686	251,263
Outfront Media, Inc.	15,658	419,948
Park Hotels & Resorts, Inc.(a)	90,394	2,338,493
Prologis, Inc.	11,057	985,621
Regency Centers Corp.	1,508	95,140
RLJ Lodging Trust	69,885	1,238,362
Simon Property Group, Inc.	24,657	3,672,907
UDR, Inc.	2,575	120,252

		14,113,965

Food & Staples Retailing — 1.7%
Costco Wholesale Corp.(a)	20,652	6,070,036
Performance Food Group Co.(b)	28,358	1,459,870

Security	Shares	Value

Food & Staples Retailing (continued)
Walmart, Inc.	6,676	$793,376

		8,323,282

Food Products — 0.9%
Hershey Co. (The)	26,007	3,822,509
Hormel Foods Corp.(a)	7,412	334,355

		4,156,864

Gas Utilities — 0.2%
Atmos Energy Corp.	611	68,346
Southwest Gas Holdings, Inc.	12,338	937,318

		1,005,664

Health Care Equipment & Supplies — 2.5%
Danaher Corp.	2,028	311,257
DexCom, Inc.(b)	3,738	817,650
Edwards Lifesciences Corp.(b)	10,410	2,428,549
Hologic, Inc.(b)	21,605	1,127,997
IDEXX Laboratories, Inc.(b)	4,164	1,087,345
Medtronic plc	10,008	1,135,408
Stryker Corp.	24,972	5,242,622

		12,150,828

Health Care Providers & Services — 2.5%
AmerisourceBergen Corp.	13,796	1,172,936
Anthem, Inc.	12,500	3,775,375
Cigna Corp.	3,681	752,728
CVS Health Corp.	39,102	2,904,888
Humana, Inc.	1,545	566,273
McKesson Corp.	1,325	183,274
UnitedHealth Group, Inc	8,842	2,599,371
WellCare Health Plans, Inc.(b)	728	240,393

		12,195,238

Health Care Technology — 0.3%
Veeva Systems, Inc., Class A(b)	9,130	1,284,226

Hotels, Restaurants & Leisure — 2.3%
Boyd Gaming Corp.	14,949	447,573
Carnival Corp.	12,636	642,288
Chipotle Mexican Grill, Inc.(b)	254	212,626
Choice Hotels International, Inc.(a)	21,920	2,267,186
Darden Restaurants, Inc.	26,257	2,862,275
Dunkin’ Brands Group, Inc.	988	74,633
Extended Stay America, Inc.	81,215	1,206,855
International Game Technology plc	7,426	111,167
McDonald’s Corp.	11,388	2,250,383
Penn National Gaming, Inc.(b)	16,265	415,733
Texas Roadhouse, Inc.	10,246	577,055

		11,067,774

Household Durables — 0.3%
DR Horton, Inc.	22,498	1,186,769
Helen of Troy Ltd.(b)	430	77,310

		1,264,079

Household Products — 1.5%
Church & Dwight Co., Inc.	33,042	2,324,174
Procter & Gamble Co. (The)	38,255	4,778,050

		7,102,224

Industrial Conglomerates — 0.8%
Carlisle Cos., Inc.	973	157,470
Honeywell International, Inc.(a)	11,632	2,058,864
Roper Technologies, Inc.	4,641	1,643,982

		3,860,316

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) December 31, 2019	BlackRock Advantage Large Cap Core V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance — 3.1%
Aflac, Inc.	2,667	$141,084
Allstate Corp. (The)	23,913	2,689,017
Arthur J Gallagher & Co.	13,936	1,327,125
Brown & Brown, Inc.	7,403	292,270
Cincinnati Financial Corp.(a)	9,802	1,030,680
First American Financial Corp.	34,504	2,012,273
Globe Life, Inc.	12,230	1,287,208
Lincoln National Corp.	10,330	609,573
Marsh & McLennan Cos., Inc.(a)	5,206	580,001
MetLife, Inc.	12,410	632,538
Progressive Corp. (The)	7,623	551,829
Prudential Financial, Inc.	20,239	1,897,204
Travelers Cos., Inc. (The)	6,051	828,684
Unum Group	17,358	506,159
Willis Towers Watson plc	2,041	412,160
WR Berkley Corp.	5,116	353,516

		15,151,321

Interactive Media & Services — 4.7%(b)
Alphabet, Inc., Class A	4,486	6,008,504
Alphabet, Inc., Class C	4,917	6,574,127
Facebook, Inc., Class A	40,893	8,393,288
Pinterest, Inc., Class A	20,631	384,562
TripAdvisor, Inc.	14,564	442,454
Twitter, Inc.	15,955	511,358
Yelp, Inc.	9,772	340,359

		22,654,652

Internet & Direct Marketing Retail — 3.0%
Amazon.com, Inc.(b)	7,904	14,605,327

IT Services — 5.3%
Amdocs Ltd.	6,096	440,070
Automatic Data Processing, Inc.	27,285	4,652,092
Booz Allen Hamilton Holding Corp.	3,529	251,018
Broadridge Financial Solutions, Inc.	9,364	1,156,828
DXC Technology Co.	7,765	291,886
GoDaddy, Inc., Class A(b)	17,430	1,183,846
International Business Machines Corp.	348	46,646
Jack Henry & Associates, Inc.	4,980	725,437
Mastercard, Inc., Class A	32,525	9,711,640
Paychex, Inc.	45,989	3,911,824
PayPal Holdings, Inc.(b)	507	54,842
Visa, Inc., Class A	17,914	3,366,041

		25,792,170

Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific, Inc.	1,450	471,062

Machinery — 2.3%
AGCO Corp.	6,135	473,929
IDEX Corp.	7,795	1,340,740
Ingersoll-Rand plc	1,064	141,427
Oshkosh Corp.	26,714	2,528,480
PACCAR, Inc.	73,019	5,775,803
Snap-on, Inc.	5,943	1,006,744

		11,267,123

Media — 2.0%
AMC Networks, Inc., Class A(b)	25,092	991,134
Comcast Corp., Class A	38,496	1,731,165
Discovery, Inc., Class A(b)	37,696	1,234,167
Interpublic Group of Cos., Inc. (The)	123,284	2,847,861
Liberty Media Corp.-Liberty SiriusXM, Class A(b)	1,362	65,839
Sinclair Broadcast Group, Inc., Class A(a)	4,686	156,231

Security	Shares	Value

Media (continued)
Sirius XM Holdings, Inc.(a)	346,045	$2,474,222

		9,500,619

Metals & Mining — 0.3%
Alcoa Corp.(b)	35,945	773,177
Reliance Steel & Aluminum Co.	5,997	718,201
Steel Dynamics, Inc.	1,679	57,153

		1,548,531

Multiline Retail — 0.7%
Dollar General Corp.	16,444	2,564,935
Target Corp.	6,351	814,262

		3,379,197

Multi-Utilities — 1.1%
Ameren Corp.	19,442	1,493,146
Consolidated Edison, Inc.	19,497	1,763,893
DTE Energy Co.	17,307	2,247,660

		5,504,699

Oil, Gas & Consumable Fuels — 3.5%
ConocoPhillips	20,915	1,360,103
Continental Resources, Inc.(b)	19,730	676,739
Devon Energy Corp.	3,309	85,935
EOG Resources, Inc.	25,549	2,139,984
Exxon Mobil Corp.	103,554	7,225,998
Marathon Oil Corp.	8,084	109,781
Marathon Petroleum Corp.	29,413	1,772,133
Phillips 66	2,598	289,443
Suncor Energy, Inc.	31,570	1,035,496
Valero Energy Corp.	10,773	1,008,891
Williams Cos., Inc. (The)	44,926	1,065,645

		16,770,148

Paper & Forest Products — 0.2%
Domtar Corp.(a)	30,514	1,166,855

Personal Products — 0.7%
Estee Lauder Cos., Inc. (The), Class A	15,900	3,283,986

Pharmaceuticals — 4.8%
Bristol-Myers Squibb Co.	65,028	4,174,147
Johnson & Johnson	56,990	8,313,131
Merck & Co., Inc.(a)	52,411	4,766,781
Mylan NV(b)	32,281	648,848
Pfizer, Inc.	57,932	2,269,776
Zoetis, Inc.	24,529	3,246,413

		23,419,096

Professional Services — 0.3%
CoStar Group, Inc.(b)	475	284,192
IHS Markit Ltd.(b)	2,763	208,192
Robert Half International, Inc.	18,705	1,181,221

		1,673,605

Road & Rail — 0.5%
CSX Corp.	3,793	274,461
Landstar System, Inc.	10,945	1,246,307
Lyft, Inc., Class A(b)	4,834	207,959
Old Dominion Freight Line, Inc.	1,787	339,137
Ryder System, Inc.(a)	4,564	247,871

		2,315,735

Semiconductors & Semiconductor Equipment — 3.8%
Applied Materials, Inc.	46,058	2,811,380
Cirrus Logic, Inc.(b)	20,019	1,649,766
Cypress Semiconductor Corp.	5,944	138,674
Intel Corp.	75,919	4,543,752

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Advantage Large Cap Core V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Lam Research Corp.	7,313	$2,138,321
Micron Technology, Inc.(b)	10,966	589,752
NVIDIA Corp.	13,826	3,253,258
QUALCOMM, Inc.	10,900	961,707
Skyworks Solutions, Inc.	5,607	677,774
Texas Instruments, Inc.	13,412	1,720,625

		18,485,009

Software — 7.7%
Adobe, Inc.(b)	11,003	3,628,899
Cadence Design Systems, Inc.(b)	741	51,396
Dropbox, Inc., Class A(b)	11,856	212,341
Intuit, Inc.	14,315	3,749,528
Manhattan Associates, Inc.(b)	4,120	328,570
Microsoft Corp.	130,475	20,575,908
Paylocity Holding Corp.(b)	6,142	742,076
salesforce.com, Inc.(b)	25,560	4,157,078
ServiceNow, Inc.(b)	10,268	2,898,862
Workday, Inc., Class A(b)	6,953	1,143,421

		37,488,079

Specialty Retail — 1.2%
AutoNation, Inc.(b)	1,223	59,475
AutoZone, Inc.(b)	179	213,245
Home Depot, Inc. (The)	22,501	4,913,768
O’Reilly Automotive, Inc.(b)	555	243,234
Ross Stores, Inc.	2,569	299,083
Tractor Supply Co.(a)	2,301	215,005

		5,943,810

Technology Hardware, Storage & Peripherals — 4.7%
Apple, Inc.	75,843	22,271,297
HP, Inc.	26,135	537,074

		22,808,371

Textiles, Apparel & Luxury Goods — 1.0%
Lululemon Athletica, Inc.(b)	3,151	729,992
NIKE, Inc., Class B	33,368	3,380,512
Ralph Lauren Corp.(a)	4,748	556,561

		4,667,065

Thrifts & Mortgage Finance — 0.2%
Essent Group Ltd.(b)	8,196	426,110
LendingTree, Inc.(a)(b)	214	64,936
MGIC Investment Corp.	16,537	234,329

		725,375

Tobacco — 0.5%
Altria Group, Inc.	34,298	1,711,813
Philip Morris International, Inc.	9,047	769,809

		2,481,622

Trading Companies & Distributors — 0.3%
GATX Corp.(a)	18,993	1,573,570
Watsco, Inc.	320	57,648

		1,631,218

Water Utilities — 0.8%
American Water Works Co., Inc.	31,277	3,842,379

Wireless Telecommunication Services — 0.4%
Telephone & Data Systems, Inc.	44,883	1,141,375
United States Cellular Corp.(b)	22,643	820,356

		1,961,731

Total Common Stocks — 99.4% (Cost: $426,311,770)		481,169,380

Security	Shares	Value

Rights — 0.0%

Pharmaceuticals — 0.0%(b)
Bristol-Myers Squibb Co.	11,568	$34,820

Total Rights — 0.0% (Cost: $24,640)		34,820

Total Long-Term Investments — 99.4% (Cost: $426,336,410)		481,204,200

Short-Term Securities — 4.9%(c)*
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.51%	3,174,969	3,174,969
SL Liquidity Series, LLC, Money Market Series, 1.80%(d)	20,681,570	20,685,706

Total Short-Term Securities — 4.9% (Cost: $23,860,482)		23,860,675

Total Investments — 104.3% (Cost: $450,196,892)		505,064,875

Liabilities in Excess of Other Assets — (4.3)%		(20,805,323)

Net Assets — 100.0%		$484,259,552

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) December 31, 2019	BlackRock Advantage Large Cap Core V.I. Fund

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.
*

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 12/31/19	Value at 12/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	4,753,078	(1,578,109)	3,174,969	$3,174,969	$82,866		$7	$—
SL Liquidity Series, LLC, Money Market Series	13,426,942	7,254,628	20,681,570	20,685,706	69,576	(b)	2,911	1,024

				$23,860,675	$152,442		$2,918	$1,024

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Advantage Large Cap Core V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	25	03/20/20	$4,039	$60,977

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$60,977	$—	$—	$—	$60,977

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended December 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$1,168,506	$—	$—	$—	$1,168,506

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	147,737	—	—	—	147,737

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,315,594

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) December 31, 2019	BlackRock Advantage Large Cap Core V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments (a)	$481,204,200	$—	$—	$481,204,200
Short-Term Securities	3,174,969	—	—	3,174,969

Subtotal	$484,379,169	$—	$—	$484,379,169

Investments valued at NAV (b)				20,685,706

Total Investments				$505,064,875

Derivative Financial Instruments (c)
Assets:
Equity contracts	$60,977	$—	$—	$60,977

(a)	See above Schedule of Investments for values in each industry.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2019

BlackRock Advantage Large Cap Core V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $19,757,126) (cost — $426,336,410)	$481,204,200
Investments at value — affiliated (cost — $23,860,482)	23,860,675
Cash pledged for futures contracts	172,000
Receivables:
Securities lending income — affiliated	5,134
Capital shares sold	770
Dividends — affiliated	4,765
Dividends — unaffiliated	580,461
Variation margin on futures contracts	9,482
Prepaid expenses	4,759

Total assets	505,842,246

LIABILITIES
Cash collateral on securities loaned at value	20,682,368
Payables:
Board realignment and consolidation	29,325
Capital shares redeemed	175,401
Distribution fees	66,387
Investment advisory fees	188,384
Directors’ and Officer’s fees	2,373
Other affiliates	2,982
Printing fees	47,316
Professional fees	92,886
Transfer agent fees	255,263
Other accrued expenses	40,009

Total liabilities	21,582,694

NET ASSETS	$484,259,552

NET ASSETS CONSIST OF
Paid-in capital	$424,021,524
Accumulated earnings	60,238,028

NET ASSETS	$484,259,552

NET ASSET VALUE
Class I — Based on net assets of $169,742,735 and 6,177,583 shares outstanding, 200 million shares authorized, $0.10 par value	$27.48

Class II — Based on net assets of $4,986,393 and 181,226 shares outstanding, 100 million shares authorized, $0.10 par value	$27.51

Class III — Based on net assets of $309,530,424 and 11,369,472 shares outstanding, 100 million shares authorized, $0.10 par value	$27.22

See notes to financial statements.

FINANCIAL STATEMENTS	13

Statement of Operations

Year Ended December 31, 2019

BlackRock Advantage Large Cap Core V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$82,866
Dividends — unaffiliated	9,340,392
Securities lending income — affiliated — net	69,576
Foreign taxes withheld	(4,230)

Total investment income	9,488,604

EXPENSES
Investment advisory	2,198,740
Transfer agent — class specific	967,049
Distribution — class specific	768,217
Accounting services	77,840
Professional	52,215
Custodian	50,609
Printing	42,671
Directors and Officer	13,629
Transfer agent	4,999
Miscellaneous	12,271

Total expenses	4,188,240
Less:
Fees waived and/or reimbursed by the Manager	(2,888)
Transfer agent fees waived and/or reimbursed — class specific	(636,907)

Total expenses after fees waived and/or reimbursed	3,548,445

Net investment income	5,940,159

REALIZED AND UNREALIZED GAIN
Net realized gain from:
Investments — affiliated	2,911
Investments — unaffiliated	34,576,023
Capital gain distributions from investment companies — affiliated	7
Futures contracts	1,168,506

35,747,447

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	1,024
Investments — unaffiliated	76,846,659
Futures contracts	147,737

76,995,420

Net realized and unrealized gain	112,742,867

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$118,683,026

See notes to financial statements.

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Advantage Large Cap Core V.I. Fund
	Year Ended December 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,940,159	$6,497,867
Net realized gain	35,747,447	48,029,877
Net change in unrealized appreciation (depreciation)	76,995,420	(75,978,029)

Net increase (decrease) in net assets resulting from operations	118,683,026	(21,450,285)

DISTRIBUTIONS TO SHAREHOLDERS (a)
Class I	(10,956,570)	(24,262,357)
Class II	(313,065)	(685,736)
Class III	(19,446,891)	(44,148,933)

Decrease in net assets resulting from distributions to shareholders	(30,716,526)	(69,097,026)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(39,726,187)	(5,862,992)

NET ASSETS
Total increase (decrease) in net assets	48,240,313	(96,410,303)
Beginning of year	436,019,239	532,429,542

End of year	$484,259,552	$436,019,239

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	15

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core V.I. Fund

	Class I

	Year Ended December 31,
	2019	2018		2017	2016	2015

Net asset value, beginning of year	$22.80	$28.45		$31.91	$31.40	$33.26

Net investment income (a)	0.38	0.42	(b)	0.44	0.39	0.36
Net realized and unrealized gain (loss)	6.20	(1.90)		6.64	2.91	(0.16)

Net increase (decrease) from investment operations	6.58	(1.48)		7.08	3.30	0.20

Distributions (c)
From net investment income	(0.39)	(0.44)		(0.47)	(0.40)	(0.39)
From net realized gain	(1.51)	(3.73)		(10.07)	(2.39)	(1.67)

Total distributions	(1.90)	(4.17)		(10.54)	(2.79)	(2.06)

Net asset value, end of year	$27.48	$22.80		$28.45	$31.91	$31.40

Total Return (d)
Based on net asset value	28.92%	(5.22)%		22.33%	10.55%	0.52%

Ratios to Average Net Assets
Total expenses	0.72%	0.74%		0.73%	0.72%	0.71%

Total expenses after fees waived and/or reimbursed	0.57%	0.58%		0.58%	0.58%	0.56%

Net investment income	1.43%	1.45%	(b)	1.27%	1.26%	1.08%

Supplemental Data
Net assets, end of year (000)	$169,743	$152,717		$185,938	$175,947	$184,151

Portfolio turnover rate	129%	149%		149%	50%	31%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.06%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See notes to financial statements.

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core V.I. Fund

	Class II

	Year Ended December 31,
	2019	2018		2017	2016	2015

Net asset value, beginning of year	$22.83	$28.47		$31.93	$31.42	$33.27

Net investment income (a)	0.34	0.37	(b)	0.38	0.34	0.30
Net realized and unrealized gain (loss)	6.19	(1.89)		6.64	2.90	(0.16)

Net increase (decrease) from investment operations	6.53	(1.52)		7.02	3.24	0.14

Distributions (c)
From net investment income	(0.34)	(0.39)		(0.41)	(0.34)	(0.32)
From net realized gain	(1.51)	(3.73)		(10.07)	(2.39)	(1.67)

Total distributions	(1.85)	(4.12)		(10.48)	(2.73)	(1.99)

Net asset value, end of year	$27.51	$22.83		$28.47	$31.93	$31.42

Total Return (d)
Based on net asset value	28.67%	(5.37)%		22.12%	10.37%	0.34%

Ratios to Average Net Assets
Total expenses	0.87%	0.89%		0.88%	0.88%	0.85%

Total expenses after fees waived and/or reimbursed	0.74%	0.75%		0.75%	0.75%	0.73%

Net investment income	1.26%	1.28%	(b)	1.08%	1.09%	0.91%

Supplemental Data
Net assets, end of year (000)	$4,986	$4,390		$4,862	$5,170	$5,333

Portfolio turnover rate	129%	149%		149%	50%	31%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.06%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	17

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core V.I. Fund

	Class III

	Year Ended December 31,
	2019	2018		2017	2016	2015

Net asset value, beginning of year	$22.60	$28.23		$31.74	$31.25	$33.11

Net investment income (a)	0.30	0.34	(b)	0.34	0.31	0.27
Net realized and unrealized gain (loss)	6.14	(1.89)		6.59	2.88	(0.17)

Net increase (decrease) from investment operations	6.44	(1.55)		6.93	3.19	0.10

Distributions (c)
From net investment income	(0.31)	(0.35)		(0.37)	(0.31)	(0.29)
From net realized gain	(1.51)	(3.73)		(10.07)	(2.39)	(1.67)

Total distributions	(1.82)	(4.08)		(10.44)	(2.70)	(1.96)

Net asset value, end of year	$27.22	$22.60		$28.23	$31.74	$31.25

Total Return (d)
Based on net asset value	28.56%	(5.51)%		21.97%	10.26%	0.23%

Ratios to Average Net Assets
Total expenses	0.97%	0.99%		0.99%	0.97%	0.96%

Total expenses after fees waived and/or reimbursed	0.85%	0.86%		0.86%	0.86%	0.84%

Net investment income	1.15%	1.17%	(b)	0.98%	0.98%	0.80%

Supplemental Data
Net assets, end of year (000)	$309,530	$278,913		$341,630	$328,040	$306,567

Portfolio turnover rate	129%	149%		149%	50%	31%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.06%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See notes to financial statements.

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Advantage Large Cap Core V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements   (continued)

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2019, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively.

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$10,586,825	$(10,586,825)	$—
Credit Suisse Securities (USA) LLC	1,728,943	(1,728,943)	—
Deutsche Bank Securities, Inc.	95,118	(95,118)	—
Goldman Sachs & Co.	801,905	(801,905)	—
JP Morgan Securities LLC	1,638,311	(1,638,311)	—
Morgan Stanley & Co. LLC	4,378,012	(4,378,012)	—
Toronto Dominion Bank	528,012	(528,012)	—

	$19,757,126	$(19,757,126)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements   (continued)

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $250 Million	0.500%
$250 Million - $300 Million	0.450
$300 Million - $400 Million	0.425
Greater than $400 Million	0.400

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Distribution Fees
Class II	0.15%
Class III	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder distribution services to the Fund. The ongoing distribution fee compensates BRIL and each broker-dealer for providing shareholder distribution related services to shareholders.

For the year ended December 31, 2019, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

Distribution Fees
Class II	$7,360
Class III	760,857
$768,217

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent – class specific. For the year ended December 31, 2019, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the year ended December 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	$334,083
Class II	9,958
Class III	623,008
$967,049

Expense Limitations, Waivers and Reimbursements: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitations described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2019, the amount waived was $2,888.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Company, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

For the year ended December 31, 2019, the Fund reimbursed the Manager $6,236 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse certain transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.05%
Class II	0.07
Class III	0.08

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020 unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the year ended December 31, 2019, class specific expense waivers and/or reimbursements were as follows:

Transfer Agent Fees Waived and/or Reimbursed
Class I	$251,164
Class II	6,519
Class III	379,224
$636,907
The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class II	1.40
Class III	1.50

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2019, there were no fees waived and/ or reimbursed by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 73.5% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2019, the Fund paid BIM $21,718 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2019, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the year ended December 31, 2019, purchases and sales of investments, excluding short-term securities, were $603,653,794 and $664,389,469, respectively.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements   (continued)

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	12/31/19	12/31/18
Ordinary income	$8,466,519	$43,577,979
Long-term capital gains	22,250,007	25,519,047

	$30,716,526	$69,097,026

As of period end, the tax components of accumulated earnings were as follows:

Undistributed ordinary income	$3,099,354
Undistributed long-term capital gains	3,407,219
Net unrealized gains (a)	53,731,455

$60,238,028

(a)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/ losses on certain futures contracts and the timing and recognition of partnership income.

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$451,518,141

Gross unrealized appreciation	$57,362,979
Gross unrealized depreciation	(3,816,245)

Net unrealized appreciation	$53,546,734

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2019, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/19		Year Ended 12/31/18

	Shares	Amount	Shares	Amount
Class I
Shares sold	119,377	$3,193,650	77,175	$2,212,730
Shares issued in reinvestment of distributions	403,253	10,956,570	1,041,683	24,262,358
Shares redeemed	(1,044,097)	(27,816,664)	(956,268)	(28,134,590)

Net increase (decrease)	(521,467)	$(13,666,444)	162,590	$(1,659,502)

Class II
Shares sold	21,719	$577,422	36,314	$1,069,473
Shares issued in reinvestment of distributions	11,505	313,065	29,415	685,735
Shares redeemed	(44,326)	(1,190,547)	(44,166)	(1,311,866)

Net increase (decrease)	(11,102)	$(300,060)	21,563	$443,342

Class III
Shares sold	411,381	$10,712,715	375,928	$10,947,281
Shares issued in reinvestment of distributions	722,384	19,446,891	1,909,440	44,148,933
Shares redeemed	(2,104,593)	(55,919,289)	(2,048,354)	(59,743,046)

Net increase (decrease)	(970,828)	$(25,759,683)	237,014	$(4,646,832)

Total Net Increase (Decrease)	(1,503,397)	$(39,726,187)	421,167	$(5,862,992)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	25

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Advantage Large Cap Core V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Advantage Large Cap Core V.I. Fund of BlackRock Variable Series Funds, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviation

S&P	Standard & Poor’s

2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS	27

DECEMBER 31, 2019

2019 Annual Report

BlackRock Variable Series Funds, Inc.

•	BlackRock Advantage Large Cap Value V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of December 31, 2019	BlackRock Advantage Large Cap Value V.I. Fund

Investment Objective

BlackRock Advantage Large Cap Value V.I. Fund’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2019, the Fund underperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

The Fund’s relative returns were challenged during the latter half of the year, with underperformance primarily driven by the sentiment-based group of insights, which struggled significantly amid increased market volatility. A series of inflection points, largely motivated by shifts in global trade conversations and central bank policy, created a difficult environment for the portfolio’s trend-based insights. Cross-market sentiment insights also struggled throughout much of the period. Of note, identifying the sentiment of informed bond investors was the top individual detractor for the period. The signal’s more defensive properties went unrewarded through much of the year, and a steady decline in interest rates, most pronounced in the third quarter, created a challenging environment for the insight. Broadly speaking, the Fund’s sentiment-based insights were least effective in select cyclical sectors, specifically financials and communication services. Among the fundamental group of insights, signals seeking to identify relative value opportunities were very challenged early in the year as investors sought out speculative growth opportunities at the expense of company fundamentals. Macro thematic insights further detracted from relative returns throughout the period, caused by weakness across several industry timing insights. Of note, while the fund targets a generally sector- and industry-neutral approach, maintaining a modest overweight position in the biotechnology industry was a drag on relative performance, as the industry struggled early in the year and underperformed the broader market in 2019.

Despite detracting modestly in aggregate, insights evaluating company fundamentals provided some ballast to relative performance toward the end of the year. As the market mentality shifted toward the end of the third quarter, insights seeking to identify relative value opportunities were supportive of results. Also among insights evaluating company fundamentals, quality signals were mixed throughout the year, contributing modestly in aggregate. Of note, alternative measures of company quality were particularly beneficial, including a signal evaluating companies on a series of longer-term sustainability measures and a signal identifying companies with attractive dividend growth trends. Finally, sentiment insights were successful early in the year, with more trend-based sentiment insights strengthening relative performance during the first quarter and much of the second.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. However, a number of new stock selection insights were added to the portfolio. Among these was a machine-learned signal that pulls from several alternative data sources in seeking to more accurately gauge consumer transactions. In addition, an insight that evaluates trade volumes to determine broker concentration and identify overcrowded trades was introduced to the portfolio. Finally, the investment adviser improved upon an existing signal, expanding the data sources used to identify trends in company hiring as an indication of future company growth.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Value Index, the Fund was positioned essentially neutrally from a sector perspective. The Fund ended the period with slight overweight positions in the industrials and financials sectors and slight underweight positions in the materials and consumer staples sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock Advantage Large Cap Value V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses.
(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Large Cap Value V.I. Fund”.

(c)	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to book ratios and lower expected growth values.

Performance Summary for the Period Ended December 31, 2019

	6-Month Total Returns (a)	Average Annual Total Returns (a)
		1 Year	5 Years	10 Years
Class I (b)	7.82%	24.89%	8.45%	10.65%
Class II (b)	7.71	24.69	8.24	10.46
Class III (b)	7.73	24.60	8.11	10.31
Russell 1000® Value Index	8.86	26.54	8.29	11.80

(a)	For the portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)

Average annual and cumulative total returns are based on changes in net asset value (“NAV”) for the periods shown, and assume reinvestment of all distributions at NAV on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Large Cap Value V.I. Fund”.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	3

Fund Summary as of December 31, 2019 (continued)	BlackRock Advantage Large Cap Value V.I. Fund

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,078.20	$3.14	$1,000.00	$1,022.18	$3.06	0.60%
Class II	1,000.00	1,077.10	3.93	1,000.00	1,021.42	3.82	0.75
Class III	1,000.00	1,077.30	4.45	1,000.00	1,020.92	4.33	0.85

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 5 for further information on how expenses were calculated.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	24%
Health Care	13
Industrials	11
Communication Services	8
Energy.	8
Consumer Staples	8
Information Technology	7
Utilities	6
Consumer Discretionary	6
Real Estate	5
Materials	3
Short-Term Securities	8
Liabilities in Excess of Other Assets	(7)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2019 and held through December 31, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	5

Schedule of Investments December 31, 2019	BlackRock Advantage Large Cap Value V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.1%

Aerospace & Defense — 2.3%
Curtiss-Wright Corp.	1,289	$181,607
HEICO Corp.	143	16,323
Hexcel Corp.	1,285	94,203
Lockheed Martin Corp.	2,639	1,027,574
Northrop Grumman Corp.	75	25,798
Raytheon Co.	694	152,500
Teledyne Technologies, Inc.(a)	1,842	638,327

		2,136,332

Air Freight & Logistics — 0.0%
Expeditors International of Washington, Inc.	278	21,690

Airlines — 0.6%
Alaska Air Group, Inc.	1,709	115,785
Delta Air Lines, Inc.	930	54,386
United Airlines Holdings, Inc.(a)	4,213	371,123

		541,294

Auto Components — 0.3%
Goodyear Tire & Rubber Co. (The)	17,686	275,106

Automobiles — 1.0%
Ford Motor Co.	43,319	402,867
General Motors Co.	12,099	442,823
Harley-Davidson, Inc.	1,283	47,715

		893,405

Banks — 9.6%
Bank of America Corp.	50,760	1,787,767
Bank OZK	1,944	59,302
CIT Group, Inc.	6,884	314,117
Citigroup, Inc.	6,062	484,293
Citizens Financial Group, Inc.	5,860	237,975
Comerica, Inc.	581	41,687
Cullen/Frost Bankers, Inc.(b)	3,564	348,488
East West Bancorp, Inc.	5,404	263,175
First Horizon National Corp.	13,399	221,887
JPMorgan Chase & Co.	18,585	2,590,749
PacWest Bancorp	917	35,093
People’s United Financial, Inc.	975	16,477
PNC Financial Services Group, Inc. (The)	1,731	276,319
Regions Financial Corp.	10,553	181,089
Synovus Financial Corp.	843	33,046
Truist Financial Corp.	6,918	389,622
US Bancorp	7,423	440,110
Wells Fargo & Co.	23,760	1,278,288
Zions Bancorp NA	1,453	75,440

		9,074,924

Beverages — 0.7%
Coca-Cola Co. (The)	699	38,690
Coca-Cola European Partners plc	1,708	86,903
Molson Coors Brewing Co., Class B(b)	4,060	218,834
Monster Beverage Corp.(a)	688	43,722
PepsiCo, Inc.	1,751	239,309

		627,458

Biotechnology — 2.6%
AbbVie, Inc.	1,064	94,207
Alexion Pharmaceuticals, Inc.(a)	279	30,174
Amgen, Inc.	140	33,750
Biogen, Inc.(a)	847	251,330
Gilead Sciences, Inc.	23,066	1,498,829
Regeneron Pharmaceuticals, Inc.(a)	1,045	392,377
United Therapeutics Corp.(a)	1,756	154,668

Security	Shares	Value

Biotechnology (continued)
Vertex Pharmaceuticals, Inc.(a)	150	$32,842

		2,488,177

Building Products — 1.1%
Allegion plc	7,523	936,914
Resideo Technologies, Inc.(a)	4,414	52,659

		989,573

Capital Markets — 4.4%
Affiliated Managers Group, Inc.(b)	2,113	179,056
Bank of New York Mellon Corp. (The)	6,858	345,163
Charles Schwab Corp. (The)	6,359	302,434
CME Group, Inc.	2,797	561,414
Evercore, Inc., Class A	1,429	106,832
FactSet Research Systems, Inc.	1,011	271,251
Intercontinental Exchange, Inc.	7,570	700,603
Invesco Ltd.	2,663	47,881
Moody’s Corp.	237	56,266
Morgan Stanley	19,629	1,003,434
Nasdaq, Inc.	805	86,216
S&P Global, Inc.	1,252	341,859
SEI Investments Co.	1,116	73,076
TD Ameritrade Holding Corp.	2,460	122,262

		4,197,747

Chemicals — 1.9%
Air Products & Chemicals, Inc.	1,862	437,551
CF Industries Holdings, Inc.	2,955	141,072
Corteva, Inc.(a)	2,934	86,729
DuPont de Nemours, Inc.	1,215	78,003
Ecolab, Inc.	338	65,231
LyondellBasell Industries NV, Class A	4,481	423,365
Mosaic Co. (The)	11,403	246,761
PPG Industries, Inc.	1,764	235,476
Scotts Miracle-Gro Co. (The)	146	15,502
Sherwin-Williams Co. (The)	152	88,698

		1,818,388

Commercial Services & Supplies — 0.1%
ADT, Inc.	2,642	20,951
Republic Services, Inc.	577	51,717

		72,668

Communications Equipment — 0.1%
Ciena Corp.(a)	1,454	62,071

Construction & Engineering — 0.3%
Fluor Corp.	7,800	147,264
MasTec, Inc.(a)	1,910	122,546

		269,810

Consumer Finance — 1.5%
Ally Financial, Inc.	10,096	308,534
American Express Co.	3,879	482,896
Capital One Financial Corp.	6,325	650,906

		1,442,336

Containers & Packaging — 0.4%
Graphic Packaging Holding Co.	1,371	22,827
Packaging Corp. of America	544	60,923
Westrock Co.	6,294	270,075

		353,825

Diversified Consumer Services — 0.2%
H&R Block, Inc.	7,083	166,309

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Advantage Large Cap Value V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Financial Services — 3.5%
AXA Equitable Holdings, Inc.	5,933	$147,020
Berkshire Hathaway, Inc., Class B(a)(b)	13,969	3,163,978

		3,310,998

Diversified Telecommunication Services — 3.9%
AT&T, Inc.	39,722	1,552,336
CenturyLink, Inc.	14,568	192,443
Verizon Communications, Inc.	31,828	1,954,239

		3,699,018

Electric Utilities — 2.6%
Alliant Energy Corp.	9,028	494,012
Eversource Energy(b)	195	16,589
IDACORP, Inc.	2,611	278,855
OGE Energy Corp.	2,581	114,777
Pinnacle West Capital Corp.	4,479	402,796
Xcel Energy, Inc.	18,276	1,160,343

		2,467,372

Electrical Equipment — 1.1%
AMETEK, Inc.	5,276	526,228
Eaton Corp. plc	1,163	110,159
Hubbell, Inc.(b)	2,823	417,296

		1,053,683

Electronic Equipment, Instruments & Components — 0.8%
Avnet, Inc.	4,291	182,110
CDW Corp.	2,308	329,675
National Instruments Corp.(b)	6,688	283,170

		794,955

Energy Equipment & Services — 0.4%
Halliburton Co.	1,360	33,279
National Oilwell Varco, Inc.	2,831	70,917
Patterson-UTI Energy, Inc.	8,599	90,289
TechnipFMC plc	1,250	26,800
Transocean Ltd.(a)	26,929	185,272

		406,557

Entertainment — 1.9%
Activision Blizzard, Inc.	2,613	155,264
Cinemark Holdings, Inc.	3,906	132,218
Electronic Arts, Inc.(a)	186	19,997
Take-Two Interactive Software, Inc.(a)	1,576	192,950
Walt Disney Co. (The)	8,057	1,165,284
Zynga, Inc., Class A(a)	13,787	84,376

		1,750,089

Equity Real Estate Investment Trusts (REITs) — 4.6%
Alexandria Real Estate Equities, Inc.	77	12,442
Boston Properties, Inc.	2,805	386,697
Brandywine Realty Trust	19,964	314,433
Camden Property Trust	111	11,777
Equity Residential	3,486	282,087
Essex Property Trust, Inc.	363	109,212
Host Hotels & Resorts, Inc.(b)	15,157	281,162
Invitation Homes, Inc.	11,947	358,052
Lamar Advertising Co., Class A	1,954	174,414
National Retail Properties, Inc.	2,664	142,844
Outfront Media, Inc.	1,172	31,433
Park Hotels & Resorts, Inc.(b)	26,773	692,617
Prologis, Inc.	2,044	182,202
Regency Centers Corp.	2,449	154,507
RLJ Lodging Trust	12,583	222,971
Simon Property Group, Inc.	4,862	724,244
SL Green Realty Corp.	1,661	152,613
UDR, Inc.	2,247	104,935

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Ventas, Inc.	806	$46,538

		4,385,180

Food & Staples Retailing — 1.8%
Costco Wholesale Corp.	2,125	624,580
Performance Food Group Co.(a)	1,992	102,548
Walmart, Inc.	7,749	920,891

		1,648,019

Food Products — 1.5%
General Mills, Inc.	3,946	211,348
Hershey Co. (The)	6,194	910,394
Hormel Foods Corp.(b)	6,068	273,727

		1,395,469

Gas Utilities — 0.3%
Atmos Energy Corp.	1,732	193,742
Southwest Gas Holdings, Inc.	1,035	78,629

		272,371

Health Care Equipment & Supplies — 2.3%
Abbott Laboratories(b)	196	17,024
Danaher Corp.	1,008	154,708
DexCom, Inc.(a)	258	56,435
Edwards Lifesciences Corp.(a)	838	195,497
Hologic, Inc.(a)	3,182	166,132
IDEXX Laboratories, Inc.(a)	71	18,540
Medtronic plc	7,917	898,184
SmileDirectClub, Inc.(a)(b)	10,674	93,291
Stryker Corp.	2,613	548,573

		2,148,384

Health Care Providers & Services — 2.2%
AmerisourceBergen Corp.	575	48,886
Anthem, Inc.	2,462	743,598
Cigna Corp.	921	188,335
CVS Health Corp.	13,337	990,806
Humana, Inc.	36	13,195
McKesson Corp.	908	125,595

		2,110,415

Health Care Technology — 0.1%
Veeva Systems, Inc., Class A(a)	507	71,315

Hotels, Restaurants & Leisure — 2.3%
Boyd Gaming Corp.(b)	2,088	62,515
Carnival Corp.	4,629	235,292
Choice Hotels International, Inc.(b)	4,849	501,532
Darden Restaurants, Inc.	2,190	238,732
Dunkin’ Brands Group, Inc.	850	64,209
Extended Stay America, Inc.	13,475	200,239
International Game Technology plc	3,018	45,179
McDonald’s Corp.	3,505	692,623
Penn National Gaming, Inc.(a)	952	24,333
Texas Roadhouse, Inc.	1,550	87,296

		2,151,950

Household Durables — 0.3%
DR Horton, Inc.	5,638	297,405
Garmin Ltd.	225	21,951

		319,356

Household Products — 2.6%
Church & Dwight Co., Inc.	3,992	280,797
Procter & Gamble Co. (The)	17,085	2,133,917

		2,414,714

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) December 31, 2019	BlackRock Advantage Large Cap Value V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Industrial Conglomerates — 1.1%
Carlisle Cos., Inc.	920	$148,893
General Electric Co.	11,798	131,666
Honeywell International, Inc.	2,202	389,754
Roper Technologies, Inc.	1,146	405,947

		1,076,260

Insurance — 5.3%
Aflac, Inc.	1,939	102,573
Allstate Corp. (The)	7,043	791,985
American National Insurance Co.	228	26,831
Arthur J Gallagher & Co.	3,529	336,067
Brighthouse Financial, Inc.(a)	534	20,949
Brown & Brown, Inc.	3,360	132,653
Cincinnati Financial Corp.	4,454	468,338
Fidelity National Financial, Inc.	195	8,843
First American Financial Corp.	6,867	400,483
Globe Life, Inc.	4,128	434,472
Hartford Financial Services Group, Inc. (The)	1,494	90,790
Lincoln National Corp.	3,593	212,023
Marsh & McLennan Cos., Inc.	728	81,107
MetLife, Inc.	6,709	341,958
Progressive Corp. (The)	2,549	184,522
Prudential Financial, Inc.	5,548	520,070
Reinsurance Group of America, Inc.	491	80,062
Travelers Cos., Inc. (The)	2,073	283,897
Unum Group	6,635	193,477
Willis Towers Watson plc	836	168,822
WR Berkley Corp.	1,898	131,152

		5,011,074

Interactive Media & Services — 0.2%(a)
Pinterest, Inc., Class A	1,795	33,459
TripAdvisor, Inc.	2,360	71,697
Yelp, Inc.	1,406	48,971

		154,127

Internet & Direct Marketing Retail — 0.0%
Qurate Retail, Inc.(a)	3,730	31,444

IT Services — 1.4%
Automatic Data Processing, Inc.	1,765	300,933
Broadridge Financial Solutions, Inc.	793	97,967
Jack Henry & Associates, Inc.	693	100,949
Mastercard, Inc., Class A	2,414	720,796
Paychex, Inc.	934	79,446

		1,300,091

Machinery — 2.9%
AGCO Corp.	2,144	165,624
Deere & Co.	728	126,133
IDEX Corp.	1,658	285,176
Oshkosh Corp.	7,049	667,188
PACCAR, Inc.	15,232	1,204,851
Snap-on, Inc.	1,585	268,499

		2,717,471

Media — 1.9%
AMC Networks, Inc., Class A(a)	2,461	97,209
Comcast Corp., Class A	12,016	540,360
Discovery, Inc., Class A(a)(b)	7,450	243,913
Interpublic Group of Cos., Inc. (The)	22,666	523,585
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	547	26,442
Sirius XM Holdings, Inc.	36,968	264,321
ViacomCBS, Inc.	1,840	77,225
ViacomCBS, Inc., Class A(b)	1,399	62,773

		1,835,828

Security	Shares	Value

Metals & Mining — 0.6%
Alcoa Corp.(a)	9,679	$208,195
Reliance Steel & Aluminum Co.	2,015	241,316
Royal Gold, Inc.	131	16,015
Steel Dynamics, Inc.	3,139	106,852

		572,378

Multiline Retail — 0.7%
Dollar General Corp.	2,314	360,938
Kohl’s Corp.	219	11,158
Target Corp.	2,464	315,909

		688,005

Multi-Utilities — 2.6%
Ameren Corp.	10,625	816,000
Consolidated Edison, Inc.	8,619	779,761
DTE Energy Co.	6,651	863,765

		2,459,526

Oil, Gas & Consumable Fuels — 7.5%
Chevron Corp.	6,305	759,816
ConocoPhillips	8,504	553,015
Continental Resources, Inc.(a)	5,365	184,019
Devon Energy Corp.	5,086	132,083
EOG Resources, Inc.	9,792	820,178
Exxon Mobil Corp.	37,915	2,645,709
Kinder Morgan, Inc.	13,799	292,125
Marathon Oil Corp.	9,639	130,898
Marathon Petroleum Corp.	8,251	497,123
Phillips 66	2,673	297,799
Range Resources Corp.(b)	2,368	11,485
Suncor Energy, Inc.(b)	1,478	48,478
Valero Energy Corp.	3,836	359,241
Williams Cos., Inc. (The)	15,744	373,448

		7,105,417

Paper & Forest Products — 0.4%
Domtar Corp.	9,328	356,703

Personal Products — 0.4%
Estee Lauder Cos., Inc. (The), Class A	1,993	411,634

Pharmaceuticals — 5.9%
Allergan plc	1,382	264,197
Bristol-Myers Squibb Co.	11,096	712,252
Johnson & Johnson	18,009	2,626,973
Merck & Co., Inc.	4,785	435,196
Mylan NV(a)	9,289	186,709
Pfizer, Inc.	29,687	1,163,137
Zoetis, Inc.	1,267	167,687

		5,556,151

Professional Services — 0.2%
IHS Markit Ltd.(a)	391	29,462
Robert Half International, Inc.	2,613	165,011

		194,473

Road & Rail — 0.4%
CSX Corp.	1,908	138,063
Landstar System, Inc.	1,788	203,600
Old Dominion Freight Line, Inc.	204	38,715
Ryder System, Inc.	340	18,465

		398,843

Semiconductors & Semiconductor Equipment — 3.5%
Analog Devices, Inc.	278	33,037
Applied Materials, Inc.	7,323	446,996
Cirrus Logic, Inc.(a)(b)	2,805	231,160
Cypress Semiconductor Corp.	2,387	55,689

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Advantage Large Cap Value V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Intel Corp.	29,900	$1,789,515
Lam Research Corp.	1,183	345,909
Micron Technology, Inc.(a)	5,334	286,863
Skyworks Solutions, Inc.	696	84,132

		3,273,301

Software — 0.8%
Cloudflare, Inc., Class A(a)	3,338	56,946
Intuit, Inc.	1,284	336,318
Paylocity Holding Corp.(a)	468	56,544
salesforce.com, Inc.(a)	105	17,077
ServiceNow, Inc.(a)	652	184,073
Workday, Inc., Class A(a)	412	67,753

		718,711

Specialty Retail — 0.8%
AutoNation, Inc.(a)	529	25,725
Home Depot, Inc. (The)	3,224	704,057

		729,782

Technology Hardware, Storage & Peripherals — 0.2%
HP, Inc.	9,283	190,766
Western Digital Corp.	287	18,216

		208,982

Textiles, Apparel & Luxury Goods — 0.1%
Ralph Lauren Corp.(b)	1,109	129,997

Thrifts & Mortgage Finance — 0.1%
Essent Group Ltd.(a)	752	39,096
MGIC Investment Corp.	1,298	18,393

		57,489

Tobacco — 1.0%
Altria Group, Inc.	7,665	382,560
Philip Morris International, Inc.	6,960	592,227

		974,787

Security	Shares	Value

Trading Companies & Distributors — 0.4%
GATX Corp.(b)	4,808	$398,343
Watsco, Inc.	56	10,088

		408,431

Water Utilities — 0.9%
American Water Works Co., Inc.	6,906	848,402

Wireless Telecommunication Services — 0.5%
Telephone & Data Systems, Inc.	11,602	295,039
United States Cellular Corp.(a)	5,512	199,700

		494,739

Total Common Stocks — 99.1% (Cost: $86,445,258)		93,545,004

Total Long-Term Investments — 99.1% (Cost: $86,445,258)		93,545,004

Short-Term Securities — 8.1%(c)*
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.51%	915,491	915,491
SL Liquidity Series, LLC, Money Market Series, 1.80%(d)	6,772,706	6,774,061

Total Short-Term Securities — 8.1% (Cost: $7,689,226)		7,689,552

Total Investments — 107.2% (Cost: $94,134,484)		101,234,556

Liabilities in Excess of Other Assets — (7.2)%		(6,789,700)

Net Assets — 100.0%		$94,444,856

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.
*

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 12/31/19	Value at 12/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	939,148	(23,657)	915,491	$915,491	$17,451		$2	$—
SL Liquidity Series, LLC, Money Market Series	2,669,646	4,103,060	6,772,706	6,774,061	13,022	(b)	1,334	438

				$7,689,552	$30,473		$1,336	$438

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) December 31, 2019	BlackRock Advantage Large Cap Value V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	6	03/20/20	$969	$14,166

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$14,166	$—	$—	$—	$14,166

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended December 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$266,272	$—	$—	$—	$266,272

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	25,921	—	—	—	25,921

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,085,570

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments (a)	$93,545,004	$—	$—	$93,545,004
Short-Term Securities	915,491	—	—	915,491

Subtotal	$94,460,495	$—	$—	$94,460,495

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Advantage Large Cap Value V.I. Fund

	Level 1	Level 2	Level 3	Total
Investments valued at NAV (b)				6,774,061

Total Investments				$101,234,556

Derivative Financial Instruments (c)
Assets:
Equity contracts	$14,166	$—	$—	$14,166

(a)	See above Schedule of Investments for values in each industry.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	11

Statement of Assets and Liabilities

December 31, 2019

BlackRock Advantage Large Cap Value V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $6,582,027) (cost — $86,445,258)	$93,545,004
Investments at value — affiliated (cost — $7,689,226)	7,689,552
Cash	19
Cash pledged for futures contracts	45,000
Receivables:
Securities lending income — affiliated	1,826
Dividends — affiliated	1,166
Dividends — unaffiliated	158,334
Variation margin on futures contracts	2,506
Prepaid expenses	940

Total assets	101,444,347

LIABILITIES
Cash collateral on securities loaned at value	6,771,456
Payables:
Accounting services fees	12,590
Capital shares redeemed	21,006
Distribution fees	1,204
Investment advisory fees	24,562
Directors’ and Officer’s fees	2,809
Other affiliates	589
Printing fees	19,581
Professional fees	87,372
Transfer agent fees	47,403
Other accrued expenses	10,919

Total liabilities	6,999,491

NET ASSETS	$94,444,856

NET ASSETS CONSIST OF
Paid-in capital	$86,530,273
Accumulated earnings	7,914,583

NET ASSETS	$94,444,856

NET ASSET VALUE
Class I — Based on net assets of $87,984,265 and 8,924,142 shares outstanding, 100 million shares authorized, $0.10 par value	$9.86

Class II — Based on net assets of $1,484,103 and 149,420 shares outstanding, 100 million shares authorized, $0.10 par value	$9.93

Class III — Based on net assets of $4,976,488 and 515,157 shares outstanding, 100 million shares authorized, $0.10 par value	$9.66

See notes to financial statements.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended December 31, 2019

BlackRock Advantage Large Cap Value V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$17,451
Dividends — unaffiliated	2,499,825
Securities lending income — affiliated — net	13,022
Foreign taxes withheld	(305)

Total investment income	2,529,993

EXPENSES
Investment advisory	696,329
Transfer agent — class specific	187,285
Professional	57,037
Accounting services	54,956
Custodian	25,403
Distribution — class specific	16,089
Directors and Officer	9,264
Transfer agent	5,000
Printing	3,477
Board realignment and consolidation	939
Miscellaneous	6,564

Total expenses	1,062,343
Less:
Fees waived and/or reimbursed by the Manager	(300,883)
Transfer agent fees waived and/or reimbursed — class specific	(187,272)

Total expenses after fees waived and/or reimbursed	574,188

Net investment income	1,955,805

REALIZED AND UNREALIZED GAIN
Net realized gain from:
Investments — affiliated	1,334
Investments — unaffiliated	5,384,821
Capital gain distributions from investment companies — affiliated	2
Futures contracts	266,272

5,652,429

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	438
Investments — unaffiliated	12,922,777
Futures contracts	25,921

12,949,136

Net realized and unrealized gain	18,601,565

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,557,370

See notes to financial statements.

FINANCIAL STATEMENTS	13

Statements of Changes in Net Assets

	BlackRock Advantage Large Cap Value V.I. Fund
	Year Ended December 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,955,805	$1,942,732
Net realized gain	5,652,429	8,743,207
Net change in unrealized appreciation (depreciation)	12,949,136	(18,305,420)

Net increase (decrease) in net assets resulting from operations	20,557,370	(7,619,481)

DISTRIBUTIONS TO SHAREHOLDERS (a)
Class I	(5,280,887)	(11,110,415)
Class II	(83,595)	(700,196)
Class III	(272,257)	(534,460)

Decrease in net assets resulting from distributions to shareholders	(5,636,739)	(12,345,071)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(7,849,629)	(1,956,471)

NET ASSETS
Total increase (decrease) in net assets	7,071,002	(21,921,023)
Beginning of year	87,373,854	109,294,877

End of year	$94,444,856	$87,373,854

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value V.I. Fund

	Class I

	Year Ended December 31,
	2019	2018		2017	2016	2015

Net asset value, beginning of year	$8.40	$10.63		$12.06	$11.49	$12.74

Net investment income (a)	0.20	0.20	(b)	0.20	0.15	0.14
Net realized and unrealized gain (loss)	1.88	(1.08)		1.86	1.41	(0.36)

Net increase (decrease) from investment operations	2.08	(0.88)		2.06	1.56	(0.22)

Distributions (c)
From net investment income	(0.20)	(0.21)		(0.21)	(0.16)	(0.15)
From net realized gain	(0.42)	(1.14)		(3.28)	(0.83)	(0.88)

Total distributions	(0.62)	(1.35)		(3.49)	(0.99)	(1.03)

Net asset value, end of year	$9.86	$8.40		$10.63	$12.06	$11.49

Total Return(d)
Based on net asset value	24.89%	(8.20)%		17.22%	13.60%	(1.72)%

Ratios to Average Net Assets (e)
Total expenses	1.13%	1.17%		1.17%	1.09%	1.08%

Total expenses after fees waived and/or reimbursed	0.60%	0.61%		0.71%	0.82%	0.77%

Net investment income	2.12%	1.90%	(b)	1.57%	1.29%	1.14%

Supplemental Data
Net assets, end of year (000)	$87,984	$78,685		$99,213	$92,795	$93,983

Portfolio turnover rate	144%	164%		168%	47%	29%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.09%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Investments in underlying funds	—%	0.00%	0.01%	—%	—%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	15

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value V.I. Fund

	Class II

	Year Ended December 31,
	2019	2018		2017	2016	2015

Net asset value, beginning of year	$8.44	$10.67		$12.09	$11.52	$12.77

Net investment income (a)	0.19	0.19	(b)	0.18	0.13	0.12
Net realized and unrealized gain (loss)	1.89	(1.09)		1.86	1.40	(0.36)

Net increase (decrease) from investment operations	2.08	(0.90)		2.04	1.53	(0.24)

Distributions (c)
From net investment income	(0.17)	(0.19)		(0.18)	(0.13)	(0.13)
From net realized gain	(0.42)	(1.14)		(3.28)	(0.83)	(0.88)

Total distributions	(0.59)	(1.33)		(3.46)	(0.96)	(1.01)

Net asset value, end of year	$9.93	$8.44		$10.67	$12.09	$11.52

Total Return (d)
Based on net asset value	24.69%	(8.37)%		17.06%	13.35%	(1.96)%

Ratios to Average Net Assets (e)
Total expenses	1.27%	1.32%		1.32%	1.27%	1.19%

Total expenses after fees waived and/or reimbursed	0.75%	0.76%		0.88%	1.03%	0.96%

Net investment income	1.95%	1.74%	(b)	1.38%	1.10%	0.95%

Supplemental Data
Net assets, end of year (000)	$1,484	$4,813		$7,063	$6,060	$5,680

Portfolio turnover rate	144%	164%		168%	47%	29%

(a) Based on average shares outstanding.

(b) Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.10%, respectively, resulting from a non-recurring dividend.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018		2017	2016	2015
Investments in underlying funds	—%	0.00%		0.01%	—%	—%

See notes to financial statements.

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value V.I. Fund

	Class III

	Year Ended December 31,
	2019	2018		2017	2016	2015

Net asset value, beginning of year	$8.24	$10.46		$11.92	$11.37	$12.61

Net investment income (a)	0.18	0.18	(b)	0.16	0.11	0.10
Net realized and unrealized gain (loss)	1.84	(1.07)		1.83	1.38	(0.36)

Net increase (decrease) from investment operations	2.02	(0.89)		1.99	1.49	(0.26)

Distributions (c)
From net investment income	(0.18)	(0.19)		(0.17)	(0.11)	(0.10)
From net realized gain	(0.42)	(1.14)		(3.28)	(0.83)	(0.88)

Total distributions	(0.60)	(1.33)		(3.45)	(0.94)	(0.98)

Net asset value, end of year	$9.66	$8.24		$10.46	$11.92	$11.37

Total Return (d)
Based on net asset value	24.60%	(8.46)%		16.86%	13.17%	(2.11)%

Ratios to Average Net Assets (e)
Total expenses	1.38%	1.42%		1.43%	1.35%	1.34%

Total expenses after fees waived and/or reimbursed	0.85%	0.86%		0.99%	1.18%	1.13%

Net investment income	1.88%	1.70%	(b)	1.26%	0.92%	0.78%

Supplemental Data
Net assets, end of year (000)	$4,976	$3,876		$3,019	$1,930	$1,810

Portfolio turnover rate	144%	164%		168%	47%	29%

(a) Based on average shares outstanding.

(b) Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.09%, respectively, resulting from a non-recurring dividend.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018		2017	2016	2015
Investments in underlying funds	—%	0.00%		0.01%	—%	—%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	17

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Advantage Large Cap Value V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2019, certain investments of the Fund were valued using NAV as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements   (continued)

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount (b)
Citigroup Global Markets, Inc.	$4,308,790	$(4,308,790)	$—
Credit Suisse Securities (USA) LLC	538,103	(538,103)	—
Fidelity Investments	4,976	(4,976)	—
Goldman Sachs & Co.	285,645	(285,289)	356
JP Morgan Securities LLC	700,692	(700,692)	—
Morgan Stanley & Co. LLC	561,755	(561,755)	—
Toronto Dominion Bank	182,066	(182,066)	—

	$6,582,027	$(6,581,671)	$356

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of December 31, 2019. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.75%
$1 Billion - $3 Billion	0.71
$3 Billion - $5 Billion	0.68
$5 Billion - $10 Billion	0.65
Greater than $10 Billion	0.64

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Distribution Fees
Class II	0.15%
Class III	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder distribution services to the Fund. The ongoing distribution fee compensates BRIL and each broker-dealer for providing shareholder distribution related services to shareholders.

For the year ended December 31, 2019, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

Distribution Fees
Class II	$5,274
Class III	10,815
$16,089

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent – class specific. For the year ended December 31, 2019, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the year ended December 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	$171,285
Class II	6,992
Class III	9,008
$187,285

Expense Limitations, Waivers and Reimbursements: The Manager has agreed to voluntarily waive 0.05% of its investment advisory fee payable by the Fund. This voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2019, the amount waived and/or reimbursed was $46,423.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitations described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2019, the amount waived was $611.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Company, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2019, there were no fees waived by the Manager pursuant to this arrangement.

For the year ended December 31, 2019, the Fund reimbursed the Manager $1,228 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse certain transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.00%
Class II	0.05
Class III	0.11

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements   (continued)

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020 unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the year ended December 31, 2019, class specific expense waivers and/or reimbursements were as follows:

Transfer Agent Fees Waived and/or Reimbursed
Class I	$171,285
Class II	5,229
Class III	4,246
$180,760

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	0.60%
Class II	0.75
Class III	0.85

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2019, the Manager waived and/or reimbursed $253,849 and $6,512, which is included in fees waived and/or reimbursed by the Manager and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 73.5% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2019, the Fund paid BIM $3,624 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2019, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

7.	PURCHASES AND SALES

For the year ended December 31, 2019, purchases and sales of investments, excluding short-term securities, were $131,761,925 and $143,126,832, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	12/31/19	12/31/18
Ordinary income	$2,186,731	$5,903,454
Long-term capital gains	3,450,008	6,441,617

	$5,636,739	$12,345,071

As of period end, the tax components of accumulated earnings were as follows:

Undistributed ordinary income	$561,689
Undistributed long-term capital gains	510,902
Net unrealized gains (a)	6,841,992

$7,914,583

(a)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/ losses on certain futures contracts and the timing and recognition of partnership income.

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$94,437,095

Gross unrealized appreciation	$8,000,723
Gross unrealized depreciation	(1,203,262)

Net unrealized appreciation	$6,797,461

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2019, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements   (continued)

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/19		Year Ended 12/31/18
	Shares	Amount	Shares	Amount
Class I
Shares sold	351,065	$3,386,062	287,840	$3,023,352
Shares issued in reinvestment of distributions	539,411	5,280,887	1,312,428	11,110,414
Shares redeemed	(1,336,511)	(12,817,825)	(1,559,379)	(16,653,694)

Net increase (decrease)	(446,035)	$(4,150,876)	40,889	$(2,519,928)

Class II
Shares sold	80,996	$770,410	246,535	$2,598,348
Shares issued in reinvestment of distributions	8,478	83,595	81,856	700,197
Shares redeemed	(510,369)	(4,969,798)	(419,810)	(4,482,072)

Net decrease	(420,895)	$(4,115,793)	(91,419)	$(1,183,527)

Class III
Shares sold	279,094	$2,664,998	190,480	$1,969,290
Shares issued in reinvestment of distributions	28,389	272,257	64,588	534,460
Shares redeemed	(262,713)	(2,520,215)	(73,219)	(756,766)

Net increase	44,770	$417,040	181,849	$1,746,984

Total Net Increase (Decrease)	(822,160)	$(7,849,629)	131,319	$(1,956,471)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Advantage Large Cap Value V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Advantage Large Cap Value V.I. Fund of BlackRock Variable Series Funds, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	25

Glossary of Terms Used in this Report

Portfolio Abbreviations

S&P	Standard & Poor’s

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

DECEMBER 31, 2019

2019 Annual Report

BlackRock Variable Series Funds, Inc.

•	BlackRock Advantage U.S. Total Market V.I. Fund

Not FDIC Insured - May Lose Value - No Bank Guarantee

Fund Summary as of December 31, 2019	BlackRock Advantage U.S. Total Market V.I. Fund

Investment Objective

BlackRock Advantage U.S. Total Market V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2019, the Fund underperformed its benchmark, the Russell 3000® Index.

What factors influenced performance?

The Fund’s relative returns were challenged during the latter half of the year, with underperformance driven primarily by the sentiment-based group of insights, which struggled significantly amid increased market volatility. A series of inflection points, largely motivated by shifts in global trade conversations and central bank policy, created a difficult environment for the portfolio’s trend-based insights. Cross-market sentiment insights also struggled throughout much of the period. Of note, identifying the sentiment of informed bond investors was the top individual detractor for the period. The signal’s more defensive properties went unrewarded through much of the year, and a steady decline in interest rates, most pronounced in the third quarter, created a challenging environment for the insight. Broadly speaking, the Fund’s sentiment-based insights were least effective in select cyclical sectors, specifically financials and communication services. Among the fundamental group of insights, signals seeking to identify relative value opportunities were very challenged early in the year as investors sought out speculative growth opportunities at the expense of company fundamentals. Macro thematic insights further detracted from relative returns throughout the period, caused by weakness across several industry timing insights. Of note, while the Fund targets a generally sector- and industry-neutral approach, maintaining a modest overweight position in the health care providers and services industry during the first and third quarters was a drag on relative performance, as the industry significantly lagged the broader market.

Despite detracting modestly in aggregate, insights evaluating company fundamentals provided some ballast to relative performance toward the end of the year. As the market mentality shifted toward the end of the third quarter, insights seeking to identify relative value opportunities were supportive of results. Also among insights evaluating company fundamentals, quality signals were mixed throughout the year, contributing modestly in aggregate. Of note, alternative measures of company quality were particularly beneficial, including a signal evaluating companies on a series of longer-term sustainability measures and a signal conducting machine- learned text analysis of company news filings. Finally, sentiment insights were successful early in the year, with more trend-based sentiment insights strengthening relative performance during the first quarter and much of the second.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. However, a number of new stock selection insights were added to the portfolio. Among these was a machine-learned signal that pulls from several alternative data sources in seeking to more accurately gauge consumer transactions. In addition, an insight that evaluates trade volumes to determine broker concentration and identify overcrowded trades was introduced to the portfolio. Finally, the investment adviser improved upon an existing signal, expanding the data sources used to identify trends in company hiring as an indication of future company growth.

Describe portfolio positioning at period end.

Relative to the Russell 3000® Index, the Fund was positioned essentially neutrally from a sector perspective. The Fund had slight overweight positions in the industrials and health care sectors and slight underweight positions in the communication services and energy sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock Advantage U.S. Total Market V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.
(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Value Opportunities V.I. Fund”.

(c)	An index that measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Performance Summary for the Period Ended December 31, 2019

	6-Month Total Returns (a)	Average Annual Total Returns (a)
		1 Year	5 Years	10 Years
Class I (b)	8.82%	28.98%	9.72%	13.01%
Class II (b)	8.73	28.77	9.54	12.83
Class III (b)	8.64	28.65	9.48	12.76
Russell 3000® Index	10.37	31.02	11.24	13.42

(a)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)

Average annual and cumulative total returns are based on changes in net asset value (“NAV”) for the periods shown, and assume reinvestment of all distributions at NAV on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Value Opportunities V.I. Fund”.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	3

Fund Summary as of December 31, 2019 (continued)	BlackRock Advantage U.S. Total Market V.I. Fund

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio

Class I	$1,000.00	$1,088.20	$2.89	$1,000.00	$1,022.43	$2.80	0.55%
Class II	1,000.00	1,087.30	3.68	1,000.00	1,021.68	3.57	0.70
Class III	1,000.00	1,086.40	4.21	1,000.00	1,021.17	4.08	0.80

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 5 for further information on how expenses were calculated.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	22%
Health Care	15
Financials	13
Industrials	11
Consumer Discretionary	10
Communication Services	9
Consumer Staples	7
Real Estate	4
Energy	3
Utilities	3
Materials	2
Short-Term Securities	6
Liabilities in Excess of Other Assets	(5)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2019 and held through December 31, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	5

Schedule of Investments December 31, 2019	BlackRock Advantage U.S. Total Market V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.4%

Aerospace & Defense — 3.0%
Boeing Co. (The)	806	$262,563
Curtiss-Wright Corp.	1,125	158,501
HEICO Corp.	1,976	225,560
HEICO Corp., Class A	1,015	90,873
Hexcel Corp.(a)	3,224	236,351
Lockheed Martin Corp.	6,312	2,457,767
Northrop Grumman Corp.	1,059	364,264
Raytheon Co.	3,786	831,936
Teledyne Technologies, Inc.(b)	2,097	726,694

		5,354,509

Air Freight & Logistics — 0.1%
Expeditors International of Washington, Inc.	283	22,079
Hub Group, Inc., Class A(b)	4,489	230,241

		252,320

Airlines — 0.5%
Alaska Air Group, Inc.	6,979	472,827
American Airlines Group, Inc.	1,383	39,664
United Airlines Holdings, Inc.(b)	5,006	440,979

		953,470

Auto Components — 0.4%
BorgWarner, Inc.	4,225	183,280
Dana, Inc.	18,270	332,514
Goodyear Tire & Rubber Co. (The)	9,769	151,957
Visteon Corp.(b)	318	27,536

		695,287

Automobiles — 0.6%
Ford Motor Co.	25,499	237,141
General Motors Co.	3,628	132,785
Harley-Davidson, Inc.	5,723	212,838
Tesla, Inc.(a)(b)	1,024	428,370

		1,011,134

Banks — 4.0%
Bank of America Corp.(a)	37,751	1,329,590
Bank OZK	6,109	186,355
CIT Group, Inc.	9,010	411,126
Citizens Financial Group, Inc.	7,255	294,626
Cullen/Frost Bankers, Inc.(a)	4,231	413,707
East West Bancorp, Inc.	8,240	401,288
First Citizens BancShares, Inc., Class A	83	44,173
First Horizon National Corp.	13,586	224,984
IBERIABANK Corp.	325	24,320
Independent Bank Group, Inc.	386	21,400
JPMorgan Chase & Co.	12,843	1,790,314
National Bank Holdings Corp., Class A	607	21,379
PacWest Bancorp	2,619	100,229
Pinnacle Financial Partners, Inc.	816	52,224
PNC Financial Services Group, Inc. (The)	181	28,893
Republic First Bancorp, Inc.(b)	25,113	104,972
Sandy Spring Bancorp, Inc.	2,013	76,252
South State Corp.	1,702	147,649
SVB Financial Group(b)	182	45,689
Synovus Financial Corp.	1,259	49,353
Truist Financial Corp.	865	48,717
US Bancorp	1,244	73,757
Wells Fargo & Co.	18,720	1,007,136
Zions Bancorp NA	3,504	181,928

		7,080,061

Security	Shares	Value

Beverages — 1.2%
Brown-Forman Corp., Class B	970	$65,572
Coca-Cola Co. (The)	5,005	277,027
Coca-Cola European Partners plc	3,386	172,280
Molson Coors Brewing Co., Class B(a)	4,434	238,993
Monster Beverage Corp.(b)	4,126	262,207
PepsiCo, Inc.	8,775	1,199,279

		2,215,358

Biotechnology — 3.9%
AbbVie, Inc.	12,081	1,069,652
Alexion Pharmaceuticals, Inc.(b)	1,718	185,802
Amgen, Inc.	4,619	1,113,502
Biogen, Inc.(b)	1,115	330,854
Gilead Sciences, Inc.	36,214	2,353,186
Incyte Corp.(b)	1,199	104,697
Prevail Therapeutics, Inc.(b)	652	10,321
Regeneron Pharmaceuticals, Inc.(b)	1,394	523,419
Seattle Genetics, Inc.(b)	451	51,531
United Therapeutics Corp.(b)	3,029	266,794
Vertex Pharmaceuticals, Inc.(b)	4,219	923,750

		6,933,508

Building Products — 0.7%
Allegion plc	9,967	1,241,290
Resideo Technologies, Inc.(b)	5,472	65,281

		1,306,571

Capital Markets — 4.0%
Affiliated Managers Group, Inc.(a)	2,720	230,493
Bank of New York Mellon Corp. (The)	3,928	197,696
Charles Schwab Corp. (The)	15,910	756,680
CME Group, Inc.	3,630	728,614
Evercore, Inc., Class A	1,402	104,814
FactSet Research Systems, Inc.	2,335	626,480
Hamilton Lane, Inc., Class A	273	16,271
Intercontinental Exchange, Inc.	11,449	1,059,605
Moody’s Corp.	2,563	608,482
Morgan Stanley	21,393	1,093,610
Nasdaq, Inc.	915	97,996
S&P Global, Inc.	4,095	1,118,140
Stifel Financial Corp.	1,833	111,171
TD Ameritrade Holding Corp.	5,706	283,588
Westwood Holdings Group, Inc.	1,973	58,440

		7,092,080

Chemicals — 1.6%
Air Products & Chemicals, Inc.	3,546	833,275
CF Industries Holdings, Inc.	3,424	163,462
Ecolab, Inc.	3,940	760,381
Mosaic Co. (The)	11,482	248,470
Scotts Miracle-Gro Co. (The)	867	92,058
Sherwin-Williams Co. (The)	1,223	713,669

		2,811,315

Commercial Services & Supplies — 0.2%
Cintas Corp.	887	238,674
Copart, Inc.(b)	1,198	108,946

		347,620

Communications Equipment — 0.5%
Acacia Communications, Inc.(b)	211	14,308
Calix, Inc.(b)	8,850	70,800
Ciena Corp.(b)	2,952	126,021
Cisco Systems, Inc.	14,226	682,279

		893,408

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Advantage U.S. Total Market V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction & Engineering — 0.6%
Comfort Systems USA, Inc.	8,681	$432,748
EMCOR Group, Inc.	1,972	170,183
Fluor Corp.	9,327	176,094
MasTec, Inc.(b)	3,068	196,843

		975,868

Consumer Finance — 0.9%
Ally Financial, Inc.	8,215	251,050
American Express Co.	6,108	760,385
Capital One Financial Corp.	4,510	464,124
FirstCash, Inc.	536	43,218
Green Dot Corp., Class A(b)	5,768	134,394
World Acceptance Corp.(b)	204	17,626

		1,670,797

Containers & Packaging — 0.1%
Westrock Co.	5,867	251,753

Distributors — 0.1%
Pool Corp.	681	144,631

Diversified Consumer Services — 0.2%
H&R Block, Inc.	18,878	443,255

Diversified Financial Services — 1.6%
Berkshire Hathaway, Inc., Class B(b)	12,169	2,756,278

Diversified Telecommunication Services — 1.5%
AT&T, Inc.(a)	12,819	500,967
CenturyLink, Inc.	10,931	144,398
Cogent Communications Holdings, Inc.	4,658	306,543
Verizon Communications, Inc.	26,589	1,632,565

		2,584,473

Electric Utilities — 1.8%
Alliant Energy Corp.	12,156	665,176
El Paso Electric Co.	228	15,479
IDACORP, Inc.	8,326	889,217
Pinnacle West Capital Corp.	4,033	362,688
Xcel Energy, Inc.	20,786	1,319,703

		3,252,263

Electrical Equipment — 0.9%
AMETEK, Inc.(a)	8,245	822,356
Generac Holdings, Inc.(b)	2,089	210,133
Hubbell, Inc.	3,862	570,881
Rockwell Automation, Inc.	188	38,102

		1,641,472

Electronic Equipment, Instruments & Components — 0.7%
CDW Corp.	5,868	838,185
National Instruments Corp.	9,244	391,391

		1,229,576

Energy Equipment & Services — 0.4%
Archrock, Inc.	27,487	275,970
Patterson-UTI Energy, Inc.	5,728	60,144
Seadrill Ltd.(b)	29	74
Transocean Ltd.(b)	46,146	317,484

		653,672

Entertainment — 1.0%
Activision Blizzard, Inc.	1,080	64,174
Cinemark Holdings, Inc.	3,120	105,612
Live Nation Entertainment, Inc.(b)	2,647	189,181
Netflix, Inc.(b)	261	84,452
Spotify Technology SA(b)	1,491	222,979
Take-Two Interactive Software, Inc.(b)	2,666	326,398
Walt Disney Co. (The)	4,585	663,128

Security	Shares	Value

Entertainment (continued)
Zynga, Inc., Class A(b)	22,264	$136,256

		1,792,180

Equity Real Estate Investment Trusts (REITs) — 3.8%
Boston Properties, Inc.	1,289	177,702
Brandywine Realty Trust	7,442	117,212
CyrusOne, Inc.	977	63,925
Digital Realty Trust, Inc.	541	64,779
Equity Residential	3,762	304,421
Essex Property Trust, Inc.	403	121,247
Host Hotels & Resorts, Inc.(a)	12,187	226,069
Lamar Advertising Co., Class A	10,021	894,474
Macerich Co. (The)(a)	2,085	56,128
National Retail Properties, Inc.	900	48,258
National Storage Affiliates Trust(a)	6,882	231,373
Outfront Media, Inc.	4,664	125,088
Park Hotels & Resorts, Inc.(a)	39,515	1,022,253
Prologis, Inc.	5,453	486,080
Realty Income Corp.	413	30,409
Regency Centers Corp.	338	21,324
RLJ Lodging Trust	40,758	722,232
Simon Property Group, Inc.	11,492	1,711,848
STAG Industrial, Inc.	6,236	196,871
UDR, Inc.	2,617	122,214
Welltower, Inc.	484	39,582

		6,783,489

Food & Staples Retailing — 1.8%
Costco Wholesale Corp.	8,444	2,481,860
Performance Food Group Co.(b)	9,279	477,683
Walmart, Inc.	2,239	266,083

		3,225,626

Food Products — 1.2%
Hershey Co. (The)	9,549	1,403,512
Hormel Foods Corp.(a)	7,357	331,874
J&J Snack Foods Corp.	1,545	284,697
Lancaster Colony Corp.	118	18,892
McCormick & Co., Inc. (Non-Voting)	145	24,611

		2,063,586

Gas Utilities — 0.1%
Southwest Gas Holdings, Inc.	2,494	189,469

Health Care Equipment & Supplies — 2.7%
Danaher Corp.	746	114,496
DexCom, Inc.(b)	1,543	337,516
Edwards Lifesciences Corp.(b)	4,061	947,391
Hologic, Inc.(b)	744	38,844
IDEXX Laboratories, Inc.(b)	2,007	524,088
Insulet Corp.(b)	856	146,547
Medtronic plc	4,144	470,137
Penumbra, Inc.(b)	317	52,074
SmileDirectClub, Inc.(a)(b)	19,998	174,782
Stryker Corp.	9,305	1,953,492

		4,759,367

Health Care Providers & Services — 2.5%
AmerisourceBergen Corp.	5,489	466,675
AMN Healthcare Services, Inc.(b)	356	22,182
Anthem, Inc.	4,629	1,398,097
Cigna Corp.	1,650	337,409
CVS Health Corp.	13,588	1,009,453
McKesson Corp.	944	130,574
UnitedHealth Group, Inc.	3,443	1,012,173

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) December 31, 2019	BlackRock Advantage U.S. Total Market V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
WellCare Health Plans, Inc.(b)	283	$93,449

		4,470,012

Health Care Technology — 0.3%(b)
Teladoc Health, Inc.	1,252	104,817
Veeva Systems, Inc., Class A	2,986	420,011

		524,828

Hotels, Restaurants & Leisure — 2.6%
Boyd Gaming Corp.(a)	12,667	379,250
Carnival Corp.(a)	5,563	282,767
Chipotle Mexican Grill, Inc.(b)	58	48,552
Choice Hotels International, Inc.(a)	8,129	840,783
Darden Restaurants, Inc.	10,524	1,147,221
Dunkin’ Brands Group, Inc.	1,606	121,317
Extended Stay America, Inc.	35,561	528,437
International Game Technology plc	4,395	65,793
McDonald’s Corp.	2,520	497,977
Penn National Gaming, Inc.(b)	9,923	253,632
Texas Roadhouse, Inc.	6,815	383,821
Wyndham Destinations, Inc.	537	27,758

		4,577,308

Household Durables — 0.4%
DR Horton, Inc.	11,670	615,593
Helen of Troy Ltd.(b)	698	125,493

		741,086

Household Products — 1.4%
Church & Dwight Co., Inc.	15,098	1,061,993
Procter & Gamble Co. (The)	10,932	1,365,407

		2,427,400

Industrial Conglomerates — 0.8%
Carlisle Cos., Inc.	537	86,908
Honeywell International, Inc.	2,967	525,159
Roper Technologies, Inc.	2,411	854,049

		1,466,116

Insurance — 2.7%
Aflac, Inc.	1,113	58,878
Allstate Corp. (The)	6,346	713,608
Arthur J Gallagher & Co.	6,710	638,993
Cincinnati Financial Corp.	4,197	441,315
CNO Financial Group, Inc.	5,026	91,121
First American Financial Corp.	10,979	640,295
Globe Life, Inc.	4,448	468,152
Lincoln National Corp.	2,752	162,395
Marsh & McLennan Cos., Inc.	3,224	359,186
MetLife, Inc.	5,267	268,459
Prudential Financial, Inc.	5,860	549,316
Unum Group	6,166	179,801
Willis Towers Watson plc	717	144,791

		4,716,310

Interactive Media & Services — 4.0%(b)
Alphabet, Inc., Class A(a)	1,056	1,414,396
Alphabet, Inc., Class C	1,689	2,258,227
Care.com, Inc.	119	1,789
Cargurus, Inc.	2,485	87,422
Facebook, Inc., Class A	13,569	2,785,037
Pinterest, Inc., Class A	6,790	126,566
TripAdvisor, Inc.	5,819	176,781
Twitter, Inc.	6,476	207,556
Yelp, Inc.	1,798	62,624

		7,120,398

Security	Shares	Value

Internet & Direct Marketing Retail — 2.9%(b)
Amazon.com, Inc.	2,713	$5,013,190
Etsy, Inc.	1,071	47,445

		5,060,635

IT Services — 5.1%
Accenture plc, Class A	363	76,437
Automatic Data Processing, Inc.	11,828	2,016,674
Broadridge Financial Solutions, Inc.	3,424	423,001
DXC Technology Co.	1,597	60,031
GoDaddy, Inc., Class A(b)	5,305	360,316
Jack Henry & Associates, Inc.	1,485	216,320
ManTech International Corp., Class A	496	39,621
Mastercard, Inc., Class A	11,702	3,494,100
Paychex, Inc.	18,174	1,545,880
PayPal Holdings, Inc.(b)	791	85,563
Unisys Corp.(b)	14,526	172,278
Visa, Inc., Class A	2,730	512,967

		9,003,188

Life Sciences Tools & Services — 0.4%
Mettler-Toledo International, Inc.(b)	255	202,287
Thermo Fisher Scientific, Inc.	1,660	539,284

		741,571

Machinery — 2.5%
AGCO Corp.	606	46,814
Deere & Co.	230	39,850
IDEX Corp.	4,011	689,892
Oshkosh Corp.	12,241	1,158,611
PACCAR, Inc.	26,023	2,058,419
Snap-on, Inc.	2,486	421,128
Xylem, Inc.	403	31,752

		4,446,466

Media — 1.7%
AMC Networks, Inc., Class A(b)	4,427	174,866
Comcast Corp., Class A	4,413	198,453
Discovery, Inc., Class A(b)	10,688	349,925
Gannett Co., Inc.(a)	1,885	12,026
Gray Television, Inc.(b)	5,038	108,015
iHeartMedia, Inc., Class A(b)	6,069	102,566
Interpublic Group of Cos., Inc. (The)	49,829	1,151,050
Liberty Media Corp.-Liberty SiriusXM, Class A(b)	470	22,720
Sinclair Broadcast Group, Inc., Class A(a)	2,527	84,250
Sirius XM Holdings, Inc.(a)	101,288	724,209

		2,928,080

Metals & Mining — 0.3%
Alcoa Corp.(b)	14,899	320,478
Freeport-McMoRan, Inc.	5,836	76,568
Materion Corp.	2,576	153,143
Reliance Steel & Aluminum Co.	480	57,485

		607,674

Multiline Retail — 0.7%
Dollar General Corp.	5,640	879,727
Kohl’s Corp.	452	23,029
Target Corp.	2,450	314,115

		1,216,871

Multi-Utilities — 0.4%
Ameren Corp.	4,852	372,634
Consolidated Edison, Inc.	2,853	258,111
DTE Energy Co.	498	64,675

		695,420

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Advantage U.S. Total Market V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels — 3.1%
ConocoPhillips	3,283	$213,494
Continental Resources, Inc.(b)	9,257	317,515
Devon Energy Corp.	13,643	354,309
EOG Resources, Inc.	7,161	599,805
Exxon Mobil Corp.	33,541	2,340,491
Marathon Oil Corp.	14,919	202,600
Marathon Petroleum Corp.	8,568	516,222
PDC Energy, Inc.(b)	853	22,323
Range Resources Corp.(a)	7,704	37,364
SM Energy Co.(a)	2,125	23,885
Teekay Corp.	10,158	54,041
Valero Energy Corp.	4,191	392,487
Whiting Petroleum Corp.(b)	3,893	28,575
Williams Cos., Inc. (The)	15,888	376,863

		5,479,974

Paper & Forest Products — 0.3%
Boise Cascade Co.	6,260	228,678
Clearwater Paper Corp.(b)	4,544	97,060
Domtar Corp.	1,442	55,142
Verso Corp., Class A(b)	6,920	124,767

		505,647

Personal Products — 0.8%
Estee Lauder Cos., Inc. (The), Class A	6,521	1,346,847

Pharmaceuticals — 5.0%
Allergan plc	192	36,705
Bristol-Myers Squibb Co.	21,410	1,374,308
Eli Lilly & Co.	1,858	244,197
Johnson & Johnson	20,917	3,051,163
Merck & Co., Inc.	16,355	1,487,487
Mylan NV(b)	11,052	222,145
Pfizer, Inc.	25,021	980,323
Prestige Consumer Healthcare, Inc.(b)	4,484	181,602
Zoetis, Inc.	9,924	1,313,441

		8,891,371

Professional Services — 0.2%
IHS Markit Ltd.(b)	446	33,606
Robert Half International, Inc.	4,200	265,230

		298,836

Road & Rail — 0.5%
Covenant Transportation Group, Inc., Class A(b)	1,496	19,336
CSX Corp.	1,899	137,412
Landstar System, Inc.(a)	4,258	484,858
Lyft, Inc., Class A(b)	3,146	135,341
Marten Transport Ltd.	939	20,179
Old Dominion Freight Line, Inc.(a)	358	67,941
Universal Logistics Holdings, Inc.(a)	3,296	62,492

		927,559

Semiconductors & Semiconductor Equipment — 3.6%
Advanced Micro Devices, Inc.(b)	1,129	51,776
Amkor Technology, Inc.(b)	2,329	30,277
Applied Materials, Inc.	11,016	672,417
Cirrus Logic, Inc.(b)	8,519	702,051
Cypress Semiconductor Corp.	2,036	47,500
Intel Corp.(a)	22,939	1,372,899
Lam Research Corp.	2,911	851,176
Micron Technology, Inc.(b)	1,168	62,815
NVIDIA Corp.	5,310	1,249,443
QUALCOMM, Inc.	2,601	229,486
Skyworks Solutions, Inc.	3,489	421,750

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Texas Instruments, Inc.	5,186	$665,312

		6,356,902

Software — 7.7%
Adobe, Inc.(b)	4,665	1,538,564
Cloudflare, Inc., Class A(b)	6,311	107,666
Dropbox, Inc., Class A(b)	2,043	36,590
Intuit, Inc.	5,354	1,402,373
Manhattan Associates, Inc.(b)	2,567	204,718
Microsoft Corp.	41,953	6,615,988
Paylocity Holding Corp.(b)	3,333	402,693
RingCentral, Inc., Class A(b)	925	156,020
salesforce.com, Inc.(b)	9,478	1,541,502
ServiceNow, Inc.(b)	4,003	1,130,127
Workday, Inc., Class A(b)	3,102	510,124

		13,646,365

Specialty Retail — 1.0%
Asbury Automotive Group, Inc.(b)	1,681	187,919
Group 1 Automotive, Inc.	1,250	125,000
Home Depot, Inc. (The)	4,341	947,988
Lithia Motors, Inc., Class A	612	89,964
O’Reilly Automotive, Inc.(b)	622	272,598
Ross Stores, Inc.	725	84,404
Sonic Automotive, Inc., Class A	1,398	43,338
Tractor Supply Co.	1,173	109,605

		1,860,816

Technology Hardware, Storage & Peripherals — 4.6%
Apple, Inc.	26,841	7,881,860
HP, Inc.	8,359	171,777
Western Digital Corp.	539	34,210

		8,087,847

Textiles, Apparel & Luxury Goods — 1.2%
Lululemon Athletica, Inc.(b)	1,587	367,661
NIKE, Inc., Class B	14,607	1,479,835
Ralph Lauren Corp.(a)	1,705	199,860

		2,047,356

Thrifts & Mortgage Finance — 0.2%
Essent Group Ltd.(b)	2,733	142,089
LendingTree, Inc.(b)	171	51,888
MGIC Investment Corp.	11,465	162,459
United Community Financial Corp.	528	6,156
Washington Federal, Inc.	574	21,037

		383,629

Tobacco — 0.5%
Altria Group, Inc.	13,005	649,079
Philip Morris International, Inc.	2,507	213,321

		862,400

Trading Companies & Distributors — 0.5%
GATX Corp.(a)	10,609	878,956

Water Utilities — 0.9%
American Water Works Co., Inc.	13,554	1,665,109

Wireless Telecommunication Services — 0.5%
Gogo, Inc.(b)	8,622	55,181
Telephone & Data Systems, Inc.	20,261	515,237
United States Cellular Corp.(b)	7,265	263,211

		833,629

Total Common Stocks — 99.4% (Cost: $158,334,238)		176,181,002

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) December 31, 2019	BlackRock Advantage U.S. Total Market V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Rights — 0.0%

Pharmaceuticals — 0.0%(b)
Bristol-Myers Squibb Co.	3,948	$11,883

Total Rights — 0.0% (Cost: $8,409)		11,883

Total Long-Term Investments — 99.4% (Cost: $158,342,647)		176,192,885

Security	Shares	Value

Short-Term Securities — 5.7%(c)*
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.51%	1,117,321	$1,117,321
SL Liquidity Series, LLC, Money Market Series, 1.80%(d)	8,995,175	8,996,974

Total Short-Term Securities — 5.7% (Cost: $10,114,151)		10,114,295

Total Investments — 105.1% (Cost: $168,456,798)		186,307,180

Liabilities in Excess of Other Assets — (5.1)%		(9,008,016)

Net Assets — 100.0%		$177,299,164

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.
*

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 12/31/19	Value at 12/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	2,833,530	(1,716,209)	1,117,321	$1,117,321	$38,792		$3	$—
SL Liquidity Series, LLC, Money Market Series	6,092,861	2,902,314	8,995,175	8,996,974	30,660	(b)	2,905	363

				$10,114,295	$69,452		$2,908	$363

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Advantage U.S. Total Market V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	8	03/20/20	$1,292	$15,581

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$15,581	$—	$—	$—	$15,581

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended December 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$567,000	$—	$—	$—	$567,000

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	64,052	—	—	—	64,052

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,921,866

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) December 31, 2019	BlackRock Advantage U.S. Total Market V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments	$176,192,885	$—	$—	$176,192,885
Short-Term Securities	1,117,321	—	—	1,117,321

Subtotal	$177,310,206	$—	$—	$177,310,206

Investments valued at NAV(a)				8,996,974

Total Investments				$186,307,180

Derivative Financial Instruments(b)
Assets:
Equity contracts	$15,581	$—	$—	$15,581

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2019

Black Rock Advantage U.S. Total Market V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $8,622,999) (cost — $158,342,647)	$176,192,885
Investments at value — affiliated (cost — $10,114,151)	10,114,295
Cash pledged for futures contracts	64,000
Foreign currency at value (cost — $785)	751
Receivables:
Investments sold	74,423
Securities lending income — affiliated	2,314
Capital shares sold	264
Dividends — affiliated	1,973
Dividends — unaffiliated	214,033
Variation margin on futures contracts	2,940
Prepaid expenses	2,272

Total assets	186,670,150

LIABILITIES
Cash collateral on securities loaned at value	8,988,672
Payables:
Investments purchased	74,423
Capital shares redeemed	32,982
Distribution fees	1,630
Investment advisory fees	66,436
Directors’ and Officer’s fees	2,646
Other affiliates	1,549
Printing fees	25,043
Professional fees	78,595
Transfer agent fees	66,290
Other accrued expenses	32,720

Total liabilities	9,370,986

NET ASSETS	$177,299,164

NET ASSETS CONSIST OF
Paid-in capital	$157,937,484
Accumulated earnings	19,361,680

NET ASSETS	$177,299,164

NET ASSET VALUE
Class I — Based on net assets of $168,415,497 and 6,832,377 shares outstanding, 100 million shares authorized, $0.10 par value	$24.65

Class II — Based on net assets of $3,054,879 and 124,268 shares outstanding, 100 million shares authorized, $0.10 par value	$24.58

Class III — Based on net assets of $5,828,788 and 356,852 shares outstanding, 10 million shares authorized, $0.10 par value	$16.33

See notes to financial statements.

FINANCIAL STATEMENTS	13

Statement of Operations

Year Ended December 31, 2019

BlackRock Advantage U.S. Total Market V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$38,792
Dividends — unaffiliated	4,067,662
Securities lending income — affiliated — net	30,660
Foreign taxes withheld	(339)

Total investment income	4,136,775

EXPENSES
Investment advisory	1,550,032
Transfer agent — class specific	346,954
Accounting services	69,914
Custodian	50,422
Professional	42,787
Printing	18,878
Distribution — class specific	18,719
Directors and Officer	11,004
Transfer agent	5,000
Board realignment and consolidation	1,567
Miscellaneous	9,222

Total expenses	2,124,499
Less:
Fees waived and/or reimbursed by the Manager	(620,414)
Transfer agent fees waived and/or reimbursed — class specific	(346,742)

Total expenses after fees waived and/or reimbursed	1,157,343

Net investment income	2,979,432

REALIZED AND UNREALIZED GAIN
Net realized gain from:
Investments — affiliated	2,905
Investments — unaffiliated	17,166,440
Capital gain distributions from investment companies — affiliated	3
Futures contracts	567,000

17,736,348

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	363
Investments — unaffiliated	34,040,126
Foreign currency translations	37
Futures contracts	64,052

34,104,578

Net realized and unrealized gain	51,840,926

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$54,820,358

See notes to financial statements.

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Advantage U.S. Total Market V.I. Fund
	Year Ended December 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,979,432	$3,404,542
Net realized gain	17,736,348	19,918,170
Net change in unrealized appreciation (depreciation)	34,104,578	(37,960,478)

Net increase (decrease) in net assets resulting from operations	54,820,358	(14,637,766)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Class I	(15,857,138)	(26,509,174)
Class II	(284,705)	(326,810)
Class III	(782,251)	(830,484)

Decrease in net assets resulting from distributions to shareholders	(16,924,094)	(27,666,468)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(87,387,941)	(1,231,558)

NET ASSETS
Total decrease in net assets	(49,491,677)	(43,535,792)
Beginning of year	226,790,841	270,326,633

End of year	$177,299,164	$226,790,841

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	15

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage U.S. Total Market V.I. Fund

	Class I

	Year Ended December 31,
	2019	2018	2017		2016	2015

Net asset value, beginning of year	$21.11	$25.63	$27.93		$23.24	$26.96

Net investment income(a)	0.35	0.34	0.26	(b)	0.07	0.07
Net realized and unrealized gain (loss)	5.74	(2.00)	3.60		5.43	(1.80)

Net increase (decrease) from investment operations	6.09	(1.66)	3.86		5.50	(1.73)

Distributions(c)
From net investment income	(0.44)	(0.34)	(0.27)		(0.07)	(0.07)
From net realized gain	(2.11)	(2.52)	(5.89)		(0.74)	(1.92)
From return of capital	—	—	—		—	(0.00)	(d)

Total distributions	(2.55)	(2.86)	(6.16)		(0.81)	(1.99)

Net asset value, end of year	$24.65	$21.11	$25.63		$27.93	$23.24

Total Return(e)
Based on net asset value	28.98%	(6.39)%	14.05%		23.65%	(6.61)%

Ratios to Average Net Assets
Total expenses	1.02%	1.03%	1.05%		1.01%	1.01%

Total expenses after fees waived and/or reimbursed	0.55%	0.55%	0.71%		0.92%	0.90%

Net investment income	1.45%	1.31%	0.91%	(b)	0.28%	0.26%

Supplemental Data
Net assets, end of year (000)	$168,415	$218,976	$261,872		$250,567	$220,681

Portfolio turnover rate	135%	150%	179%		78%	61%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.05 per share and 0.18%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See notes to financial statements.

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage U.S. Total Market V.I. Fund
	Class II
	Year Ended December 31,
	2019	2018	2017		2016	2015

Net asset value, beginning of year	$21.06	$25.57	$27.88		$23.21	$26.91

Net investment income (a)	0.32	0.30	0.20	(b)	0.03	0.02
Net realized and unrealized gain (loss)	5.71	(1.99)	3.60		5.41	(1.77)

Net increase (decrease) from investment operations	6.03	(1.69)	3.80		5.44	(1.75)

Distributions (c)
From net investment income	(0.40)	(0.30)	(0.22)		(0.03)	(0.03)
From net realized gain	(2.11)	(2.52)	(5.89)		(0.74)	(1.92)
From return of capital	—	—	—		—	(0.00)	(d)

Total distributions	(2.51)	(2.82)	(6.11)		(0.77)	(1.95)

Net asset value, end of year	$24.58	$21.06	$25.57		$27.88	$23.21

Total Return (e)
Based on net asset value	28.77%	(6.53)%	13.85%		23.40%	(6.76)%

Ratios to Average Net Assets
Total expenses	1.21%	1.22%	1.22%		1.20%	1.18%

Total expenses after fees waived and/or reimbursed	0.70%	0.70%	0.88%		1.09%	1.07%

Net investment income	1.29%	1.16%	0.72	%(b)	0.10%	0.08%

Supplemental Data
Net assets, end of year (000)	$3,055	$2,742	$3,131		$3,351	$3,120

Portfolio turnover rate	135%	150%	179%		78%	61%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.05 per share and 0.17%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	17

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage U.S. Total Market V.I. Fund
	Class III
	Year Ended December 31,
	2019	2018	2017		2016	2015

Net asset value, beginning of year	$14.66	$18.74	$21.89		$18.36	$21.73

Net investment income (a)	0.20	0.20	0.14	(b)	0.01	0.01
Net realized and unrealized gain (loss)	3.97	(1.46)	2.82		4.29	(1.43)

Net increase (decrease) from investment operations	4.17	(1.26)	2.96		4.30	(1.42)

Distributions (c)
From net investment income	(0.39)	(0.30)	(0.22)		(0.03)	(0.03)
From net realized gain	(2.11)	(2.52)	(5.89)		(0.74)	(1.92)
From return of capital	—	—	—		—	(0.00	)(d)

Total distributions	(2.50)	(2.82)	(6.11)		(0.77)	(1.95)

Net asset value, end of year	$16.33	$14.66	$18.74		$21.89	$18.36

Total Return (e)
Based on net asset value	28.65%	(6.65)%	13.83%		23.41%	(6.78)%

Ratios to Average Net Assets
Total expenses	1.31%	1.32%	1.32%		1.29%	1.29%

Total expenses after fees waived and/or reimbursed	0.80%	0.80%	0.95%		1.11%	1.09%

Net investment income	1.19%	1.06%	0.65	%(b)	0.08%	0.06%

Supplemental Data
Net assets, end of year (000)	$5,829	$5,073	$5,324		$6,184	$6,152

Portfolio turnover rate	135%	150%	179%		78%	61%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.04 per share and 0.17%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See notes to financial statements.

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Advantage U.S. Total Market V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements   (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2019, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$3,325,163	$(3,325,163)	$—
Credit Suisse Securities (USA) LLC	514,285	(514,285)	—
Deutsche Bank Securities, Inc.	23,638	(23,638)	—
Fidelity Investments	904,871	(904,871)	—
Goldman Sachs & Co.	581,919	(581,919)	—
JP Morgan Securities LLC	2,907,621	(2,907,621)	—
Toronto Dominion Bank	365,502	(365,502)	—

	$8,622,999	$(8,622,999)	$—

(a)	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements   (continued)

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.75%
$1 Billion — $3 Billion	0.71
$3 Billion — $5 Billion	0.68
$5 Billion — $10 Billion	0.65
Greater than $10 Billion	0.64

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder distribution services to the Fund. The ongoing distribution fee compensates BRIL and each broker-dealer for providing shareholder distribution related services to shareholders.

For the year ended December 31, 2019, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

Distribution Fees
Class II	$4,412
Class III	14,307
$18,719

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent — class specific. For the year ended December 31, 2019, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the year ended December 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	$329,412
Class II	5,916
Class III	11,626
$346,954

Expense Limitations, Waivers and Reimbursements: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2019, the amount waived was $1,330.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Company, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2019, there were no fees waived by the Manager pursuant to this arrangement.

For the year ended December 31, 2019, the Fund reimbursed the Manager $3,181 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse certain transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.07%
Class II	0.09
Class III	0.01

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the year ended December 31, 2019, class specific expense waivers and/or reimbursements are as follows:

Transfer Agent Fees Waived and/or Reimbursed
Class I	$190,638
Class II	3,265
Class III	11,047
$204,950

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	0.55%
Class II	0.70
Class III	0.80

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2019, the Manager waived $619,084 and $141,792, which is included in fees waived and/or reimbursed by the Manager and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 73.5% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2019, the Fund paid BIM $9,646 for securities lending agent services.

lnterfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2019, the Fund did not participate in the lnterfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the year ended December 31, 2019, purchases and sales of investments, excluding short-term securities, were $276,276,910 and $375,198,741, respectively.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements   (continued)

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	12/31/19	12/31/18
Ordinary income	$5,424,089	$20,324,901
Long-term capital gains	11,500,005	7,341,567

	$16,924,094	$27,666,468

As of period end, the tax components of accumulated earnings were as follows:

Undistributed ordinary income	$1,427,934
Undistributed long-term capital gains	595,608
Net unrealized gains (a)	17,338,138

$19,361,680

(a)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/ losses on certain futures contracts and the timing and recognition of partnership income.

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$169,046,283

Gross unrealized appreciation	$19,692,417
Gross unrealized depreciation	(2,431,520)

Net unrealized appreciation	$17,260,897

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2019, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries.

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/19		Year Ended 12/31/18
	Shares	Amount	Shares	Amount
Class I
Shares sold	129,497	$3,140,046	305,871	$8,001,770
Shares issued in reinvestment of distributions	650,520	15,857,138	1,251,143	26,509,174
Shares redeemed	(4,320,224)	(106,385,309)	(1,401,110)	(36,805,116)

Net increase (decrease)	(3,540,207)	$(87,388,125)	155,904	$(2,294,172)

Class II
Shares sold	697	$16,660	2,590	$64,883
Shares issued in reinvestment of distributions	11,714	284,705	15,465	326,810
Shares redeemed	(18,329)	(444,528)	(10,312)	(273,819)

Net increase (decrease)	(5,918)	$(143,163)	7,743	$117,874

Class III
Shares sold	28,577	$466,249	55,977	$1,051,459
Shares issued in reinvestment of distributions	48,411	782,251	56,279	830,484
Shares redeemed	(66,117)	(1,105,153)	(50,372)	(937,203)

Net increase	10,871	$143,347	61,884	$944,740

Total Net Increase (Decrease)	(3,535,254)	$(87,387,941)	225,531	$(1,231,558)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	25

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Advantage U.S. Total Market V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Advantage U.S. Total Market V.I. Fund of BlackRock Variable Series Funds, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

S&P	Standard & Poor’s

GLOSSARY OF TERMS USED IN THIS REPORT	27

DECEMBER 31, 2019

2019 Annual Report

BlackRock Variable Series Funds, Inc.

•	BlackRock Basic Value V.I. Fund

Not FDIC Insured – May Lose Value – No Bank Guarantee

Fund Summary as of December 31, 2019	BlackRock Basic Value V.I. Fund

Investment Objective

BlackRock Basic Value V.I. Fund’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2019, the Fund underperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

The largest detractor from the Fund’s relative performance over the period was stock selection in the consumer staples sector. Within the sector, positions in the food & staples retailing and beverages industries notably weighed on Fund performance.

Stock selection in the communication services sector also detracted, particularly among wireless telecommunication services stocks. The Fund’s cash position also had a negative impact on relative performance.

Conversely, stock selection in the financials sector was the leading contributor to relative performance during the period. In particular, selection within the insurance industry and an underweight position to diversified financial services companies contributed positively.

Other positive contributors to relative performance included stock selection in health care, especially among stocks within the health care equipment & supplies industry. Stock selection in industrials, specifically in the building products industry, also added value, as did an overweight position in the electrical equipment industry.

Describe recent portfolio activity.

During the period, the Fund increased its allocation to the consumer discretionary, financials, and industrials sectors. Conversely, the Fund reduced its weightings in the information technology, utilities, and health care sectors.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Value Index, the Fund ended the period with overweight exposures to the health care, communication services and energy sectors. The Fund maintained underweight sector exposures to real estate, industrials and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	24%
Health Care	18
Communication Services	11
Energy	9
Consumer Staples	8
Information Technology	7
Industrials	7
Consumer Discretionary	6
Utilities	5
Materials	4
Short-Term Securities	5
Liabilities in Excess of Other Assets	(4)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

2	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock Basic Value V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.
(b)	The Fund invests primarily in equity securities that Fund management believes are undervalued, which means that their prices are less than Fund management believes they are worth.
(c)	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

Performance Summary for the Period Ended December 31, 2019

	6-Month Total	Average Annual Total Returns (a)
	Returns (a)	1 Year	5 Years	10 Years
Class I (b)	8.42%	23.91%	6.56%	10.10%
Class II (b)	8.28	23.71	6.37	9.92
Class III (b)	8.21	23.53	6.26	9.79
Russell 1000® Value Index	8.86	26.54	8.29	11.80

(a)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)

Average annual and cumulative total returns are based on changes in net asset value (“NAV”) for the periods shown, and assume reinvestment of all distributions at NAV on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,084.20	$3.94	$1,000.00	$1,021.42	$3.82	0.75%
Class II	1,000.00	1,082.80	4.83	1,000.00	1,020.57	4.69	0.92
Class III	1,000.00	1,082.10	5.41	1,000.00	1,020.01	5.24	1.03

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

FUND SUMMARY	3

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2019 and held through December 31, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example is intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2019	BlackRock Basic Value V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.9%

Aerospace & Defense — 1.2%
BAE Systems plc, ADR(a)	139,059	$4,210,706

Automobiles — 1.3%
General Motors Co.	129,890	4,753,974

Banks — 12.9%
Citigroup, Inc.	155,004	12,383,270
JPMorgan Chase & Co.	113,977	15,888,394
Regions Financial Corp.	143,649	2,465,017
Wells Fargo & Co.	285,278	15,347,956

		46,084,637

Beverages — 2.5%
Molson Coors Brewing Co., Class B(a)	113,644	6,125,412
PepsiCo, Inc.	21,069	2,879,500

		9,004,912

Biotechnology — 0.9%
Biogen, Inc.(b)	10,687	3,171,153

Building Products — 1.0%
Masco Corp.	73,904	3,546,653

Capital Markets — 2.8%
E*TRADE Financial Corp.	115,138	5,223,811
Goldman Sachs Group, Inc. (The)	3,870	889,829
Morgan Stanley	75,846	3,877,248

		9,990,888

Chemicals — 3.0%
Akzo Nobel NV, ADR	32,864	1,119,019
Corteva, Inc.(b)	258,409	7,638,570
Dow, Inc.	37,391	2,046,410

		10,803,999

Communications Equipment — 2.6%
Cisco Systems, Inc.	196,787	9,437,904

Construction & Engineering — 1.2%
Quanta Services, Inc.	103,782	4,224,965

Consumer Finance — 1.5%
Ally Financial, Inc.	31,505	962,793
Capital One Financial Corp.	44,320	4,560,971

		5,523,764

Diversified Financial Services — 1.5%
AXA Equitable Holdings, Inc.	211,238	5,234,478

Diversified Telecommunication Services — 4.5%
AT&T, Inc.	43,190	1,687,865
Verizon Communications, Inc.	234,828	14,418,439

		16,106,304

Electric Utilities — 3.1%
Exelon Corp.	125,890	5,739,325
FirstEnergy Corp.	108,416	5,269,018

		11,008,343

Electrical Equipment — 1.8%
ABB Ltd., ADR(a)	106,334	2,561,586
Hubbell, Inc.	25,773	3,809,765

		6,371,351

Food & Staples Retailing — 0.9%
Walgreens Boots Alliance, Inc.	52,801	3,113,147

Security	Shares	Value

Food Products — 3.3%
Conagra Brands, Inc.	117,171	$4,011,935
Kellogg Co.	114,692	7,932,099

		11,944,034

Health Care Equipment & Supplies — 6.6%
Alcon, Inc.(b)	51,293	2,901,645
Koninklijke Philips NV, NYRS(a)	121,675	5,937,740
Medtronic plc	33,802	3,834,837
Zimmer Biomet Holdings, Inc.	71,934	10,767,081

		23,441,303

Health Care Providers & Services — 4.5%
Cigna Corp.	31,140	6,367,819
Humana, Inc.	8,560	3,137,411
Laboratory Corp. of America Holdings(b)	38,885	6,578,175

		16,083,405

Household Durables — 2.1%
Sony Corp., ADR(a)	108,668	7,389,424

Independent Power and Renewable Electricity Producers — 2.3%
AES Corp.	417,056	8,299,414

Industrial Conglomerates — 1.6%
Siemens AG, ADR	88,040	5,719,959

Insurance — 5.7%
American International Group, Inc.	96,000	4,927,680
Hartford Financial Services Group, Inc. (The)	85,948	5,223,060
MetLife, Inc.	113,470	5,783,566
Willis Towers Watson plc	21,021	4,244,981

		20,179,287

IT Services — 0.8%
Cognizant Technology Solutions Corp., Class A	46,166	2,863,215

Media — 4.6%
Comcast Corp., Class A	244,128	10,978,436
DISH Network Corp., Class A(b)	61,310	2,174,666
Interpublic Group of Cos., Inc. (The)	140,029	3,234,670

		16,387,772

Metals & Mining — 0.7%
Freeport-McMoRan, Inc.	177,930	2,334,441

Multiline Retail — 1.7%
Dollar Tree, Inc.(b)	66,110	6,217,645

Oil, Gas & Consumable Fuels — 8.9%
BP plc, ADR(a)	262,780	9,917,317
ConocoPhillips	107,764	7,007,893
Marathon Oil Corp.	147,248	1,999,628
Marathon Petroleum Corp.	57,774	3,480,884
Suncor Energy, Inc.(a)	84,938	2,785,966
Williams Cos., Inc. (The)	270,279	6,411,018

		31,602,706

Personal Products — 0.7%
Unilever NV, NYRS	45,410	2,609,259

Pharmaceuticals — 6.1%
Bristol-Myers Squibb Co.	56,010	3,595,282
Pfizer, Inc.	290,806	11,393,779
Sanofi, ADR(a)	131,700	6,611,340

		21,600,401

Semiconductors & Semiconductor Equipment — 0.2%
QUALCOMM, Inc.	6,935	611,875

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (continued) December 31, 2019	BlackRock Basic Value V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Software — 2.3%
CDK Global, Inc.	50,936	$2,785,180
Oracle Corp.	100,070	5,301,709

		8,086,889

Specialty Retail — 0.9%
Lowe’s Cos., Inc.	26,030	3,117,353

Technology Hardware, Storage & Peripherals — 0.9%
Apple, Inc.	10,524	3,090,373

Tobacco — 0.9%
Altria Group, Inc.	64,380	3,213,206

Wireless Telecommunication Services — 1.4%
Telephone & Data Systems, Inc.	192,686	4,900,005

Total Common Stocks — 98.9% (Cost: $308,453,476)		352,279,144

Total Long-Term Investments — 98.9% (Cost: $308,453,476)		352,279,144

Security	Shares	Value

Short-Term Securities — 5.2%(c)*
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.51%	4,209,673	$4,209,673
SL Liquidity Series, LLC, Money Market Series, 1.80%(d)	14,330,092	14,332,958

Total Short-Term Securities — 5.2% (Cost: $18,542,631)		18,542,631

Total Investments — 104.1% (Cost: $326,996,107)		370,821,775

Liabilities in Excess of Other Assets — (4.1)%		(14,682,550)

Net Assets — 100.0%		$356,139,225

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.
*

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 12/31/19	Value at 12/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	16,423,075	(12,213,402)	4,209,673	$4,209,673	$261,370		$9	$—
SL Liquidity Series, LLC, Money Market Series	18,439,265	(4,109,173)	14,330,092	14,332,958	68,456	(b)	7,544	14

				$18,542,631	$329,826		$7,553	$14

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Basic Value V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$—	$4,210,706	$—	$4,210,706
Automobiles	4,753,974	—	—	4,753,974
Banks	46,084,637	—	—	46,084,637
Beverages	9,004,912	—	—	9,004,912
Biotechnology	3,171,153	—	—	3,171,153
Building Products	3,546,653	—	—	3,546,653
Capital Markets	9,990,888	—	—	9,990,888
Chemicals	10,803,999	—	—	10,803,999
Communications Equipment	9,437,904	—	—	9,437,904
Construction & Engineering	4,224,965	—	—	4,224,965
Consumer Finance	5,523,764	—	—	5,523,764
Diversified Financial Services	5,234,478	—	—	5,234,478
Diversified Telecommunication Services	16,106,304	—	—	16,106,304
Electric Utilities	11,008,343	—	—	11,008,343
Electrical Equipment	6,371,351	—	—	6,371,351
Food & Staples Retailing	3,113,147	—	—	3,113,147
Food Products	11,944,034	—	—	11,944,034
Health Care Equipment & Supplies	23,441,303	—	—	23,441,303
Health Care Providers & Services	16,083,405	—	—	16,083,405
Household Durables	7,389,424	—	—	7,389,424
Independent Power and Renewable Electricity Producers	8,299,414	—	—	8,299,414
Industrial Conglomerates	5,719,959	—	—	5,719,959
Insurance	20,179,287	—	—	20,179,287
IT Services	2,863,215	—	—	2,863,215
Media	16,387,772	—	—	16,387,772
Metals & Mining	2,334,441	—	—	2,334,441
Multiline Retail	6,217,645	—	—	6,217,645
Oil, Gas & Consumable Fuels	31,602,706	—	—	31,602,706
Personal Products	2,609,259	—	—	2,609,259
Pharmaceuticals	21,600,401	—	—	21,600,401
Semiconductors & Semiconductor Equipment	611,875	—	—	611,875
Software	8,086,889	—	—	8,086,889
Specialty Retail	3,117,353	—	—	3,117,353
Technology Hardware, Storage & Peripherals	3,090,373	—	—	3,090,373
Tobacco	3,213,206	—	—	3,213,206
Wireless Telecommunication Services	4,900,005	—	—	4,900,005
Short-Term Securities	4,209,673	—	—	4,209,673

Subtotal	$352,278,111	$4,210,706	$—	$356,488,817

Investments valued at NAV (a)				14,332,958

Total Investments				$370,821,775

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	7

Statement of Assets and Liabilities

December 31, 2019

BlackRock Basic Value V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $14,030,708) (cost — $308,453,476)	$352,279,144
Investments at value — affiliated (cost — $18,542,631)	18,542,631
Receivables:
Investments sold	393,898
Securities lending income — affiliated	5,497
Capital shares sold	24,750
Dividends — affiliated	5,862
Dividends — unaffiliated	534,677
Prepaid expenses	3,960

Total assets	371,790,419

LIABILITIES
Cash collateral on securities loaned at value	14,333,958
Payables:
Investments purchased	656,760
Capital shares redeemed	165,469
Distribution fees	13,708
Investment advisory fees	178,797
Directors’ and Officer’s fees	2,347
Other affiliates	2,607
Transfer agent fees	165,690
Other accrued expenses	131,858

Total liabilities	15,651,194

NET ASSETS	$356,139,225

NET ASSETS CONSIST OF
Paid-in capital	$309,375,705
Accumulated earnings	46,763,520

NET ASSETS	$356,139,225

NET ASSET VALUE
Class I — Based on net assets of $288,543,271 and 20,988,575 shares outstanding, 300 million shares authorized, $0.10 par value	$13.75

Class II — Based on net assets of $4,218,162 and 307,949 shares outstanding, 100 million shares authorized, $0.10 par value	$13.70

Class III — Based on net assets of $63,377,792 and 4,653,285 shares outstanding, 100 million shares authorized, $0.10 par value	$13.62

See notes to financial statements.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended December 31, 2019

BlackRock Basic Value V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$261,370
Dividends — unaffiliated	10,673,665
Securities lending income — affiliated — net	68,456

Total investment income	11,003,491

EXPENSES
Investment advisory	2,263,295
Transfer agent — class specific	672,084
Distribution — class specific	159,515
Printing	88,793
Accounting services	70,854
Professional	65,697
Directors and Officer	12,933
Custodian	11,861
Transfer agent	5,057
Board realignment and consolidation	2,782
Miscellaneous	10,887

Total expenses	3,363,758
Less:
Fees waived and/or reimbursed by the Manager	(8,836)
Transfer agent fees waived and/or reimbursed — class specific	(426,106)

Total expenses after fees waived and/or reimbursed	2,928,816

Net investment income	8,074,675

REALIZED AND UNREALIZED GAIN
Net realized gain from:
Investments — affiliated	7,544
Investments — unaffiliated	35,994,906
Capital gain distributions from investment companies — affiliated	9

36,002,459

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	14
Investments — unaffiliated	37,466,921

37,466,935

Net realized and unrealized gain	73,469,394

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$81,544,069

See notes to financial statements.

FINANCIAL STATEMENTS	9

Statement of Changes in Net Assets

	BlackRock Basic Value V.I. Fund
	Year Ended December 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$8,074,675	$8,034,714
Net realized gain	36,002,459	39,512,218
Net change in unrealized appreciation (depreciation)	37,466,935	(79,557,116)

Net increase (decrease) in net assets resulting from operations	81,544,069	(32,010,184)

DISTRIBUTIONS TO SHAREHOLDERS (a)
Class I	(29,918,295)	(45,856,103)
Class II	(431,025)	(533,180)
Class III	(6,415,190)	(8,023,231)

Decrease in net assets resulting from distributions to shareholders	(36,764,510)	(54,412,514)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(77,003,585)	(6,218,302)

NET ASSETS
Total decrease in net assets	(32,224,026)	(92,641,000)
Beginning of year	388,363,251	481,004,251

End of year	$356,139,225	$388,363,251

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Basic Value V.I. Fund

	Class I

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$12.39	$15.60	$15.21	$13.36	$16.42

Net investment income (a)	0.31	0.28	0.22	0.23	0.24
Net realized and unrealized gain (loss)	2.63	(1.51)	1.03	2.19	(1.20)

Net increase (decrease) from investment operations	2.94	(1.23)	1.25	2.42	(0.96)

Distributions (b)

From net investment income	(0.35)	(0.29)	(0.25)	(0.22)	(0.25)
From net realized gain	(1.23)	(1.69)	(0.61)	(0.35)	(1.85)

Total distributions	(1.58)	(1.98)	(0.86)	(0.57)	(2.10)

Net asset value, end of year	$13.75	$12.39	$15.60	$15.21	$13.36

Total Return (c)

Based on net asset value	23.91%	(7.85)%	8.24%	18.19%	(5.95)%

Ratios to Average Net Assets (d)

Total expenses	0.84%	0.85%	0.85%	0.84%	0.86%

Total expenses after fees waived and/or reimbursed	0.73%	0.72%	0.73%	0.73%	0.73%

Net investment income	2.20%	1.80%	1.47%	1.63%	1.47%

Supplemental Data

Net assets, end of year (000)	$288,543	$326,873	$397,180	$409,216	$393,370

Portfolio turnover rate	45%	32%	41%	45%	50%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

(d) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015

Investments in underlying funds	0.01%	0.01%	0.01%	—%	—%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	11

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Basic Value V.I. Fund

	Class II

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$12.35	$15.56	$15.16	$13.33	$16.38

Net investment income (a)	0.27	0.26	0.20	0.20	0.21
Net realized and unrealized gain (loss)	2.64	(1.52)	1.03	2.18	(1.18)

Net increase (decrease) from investment operations	2.91	(1.26)	1.23	2.38	(0.97)

Distributions (b)
From net investment income	(0.33)	(0.26)	(0.22)	(0.20)	(0.23)
From net realized gain	(1.23)	(1.69)	(0.61)	(0.35)	(1.85)

Total distributions	(1.56)	(1.95)	(0.83)	(0.55)	(2.08)

Net asset value, end of year	$13.70	$12.35	$15.56	$15.16	$13.33

Total Return (c)

Based on net asset value	23.71%	(8.06)%	8.15%	17.88%	(6.07)%

Ratios to Average Net Assets (d)

Total expenses	1.02%	1.02%	1.02%	1.02%	1.02%

Total expenses after fees waived and/or reimbursed	0.90%	0.89%	0.90%	0.90%	0.90%

Net investment income	1.97%	1.63%	1.29%	1.47%	1.30%

Supplemental Data

Net assets, end of year (000)	$4,218	$3,829	$4,928	$5,280	$5,466

Portfolio turnover rate	45%	32%	41%	45%	50%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

(d) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015

Investments in underlying funds	0.01%	0.01%	0.01%	—%	—%

See notes to financial statements.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Basic Value V.I. Fund

	Class III

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$12.29	$15.48	$15.08	$13.28	$16.32

Net investment income (a)	0.26	0.24	0.18	0.18	0.19
Net realized and unrealized gain (loss)	2.61	(1.50)	1.02	2.17	(1.17)

Net increase (decrease) from investment operations	2.87	(1.26)	1.20	2.35	(0.98)

Distributions (b)

From net investment income	(0.31)	(0.24)	(0.19)	(0.20)	(0.21)
From net realized gain	(1.23)	(1.69)	(0.61)	(0.35)	(1.85)

Total distributions	(1.54)	(1.93)	(0.80)	(0.55)	(2.06)

Net asset value, end of year	$13.62	$12.29	$15.48	$15.08	$13.28

Total Return (c)

Based on net asset value	23.53%	(8.11)%	8.01%	17.72%	(6.15)%

Ratios to Average Net Assets (d)

Total expenses	1.13%	1.15%	1.16%	1.04%	1.13%

Total expenses after fees waived and/or reimbursed	1.01%	1.00%	1.01%	1.00%	1.01%

Net investment income	1.86%	1.52%	1.16%	1.25%	1.19%

Supplemental Data

Net assets, end of year (000)	$63,378	$57,661	$78,896	$114,160	$45,197

Portfolio turnover rate	45%	32%	41%	45%	50%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

(d) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015

Investments in underlying funds	0.01%	0.01%	0.01%	—%	—%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	13

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Basic Value V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2019, certain investments of the Fund were valued using NAV as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements   (continued)

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$2,877,738	$(2,877,738)	$—
Credit Suisse Securities (USA) LLC	572,106	(572,106)	—
Deutsche Bank Securities, Inc.	1,518,774	(1,518,774)	—
Fidelity Investments	840,840	(840,840)	—
JP Morgan Securities LLC	6,613,920	(6,613,920)	—
Morgan Stanley & Co. LLC	1,382,766	(1,382,766)	—
State Street Bank & Trust Co.	4,964	(4,964)	—
UBS Securities LLC	219,600	(219,600)	—

	$14,030,708	$(14,030,708)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.60%
$1 Billion — $3 Billion	0.56
$3 Billion — $5 Billion	0.54
$5 Billion — $10 Billion	0.52
Greater than $10 Billion	0.51

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Distribution Fees
Class II	0.15%
Class III	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder distribution services to the Fund. The ongoing distribution fee compensates BRIL and each broker-dealer for providing shareholder distribution related services to shareholders.

For the year ended December 31, 2019, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

Distribution Fees
Class II	$6,068
Class III	153,447
$159,515

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent – class specific in the Statement of Operations. For the year ended December 31, 2019, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

For the year ended December 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	$538,156
Class II	8,081
Class III	125,847
$672,084

Expense Limitations, Waivers and Reimbursements: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2019, the amount waived was $8,836.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Company, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

For the year ended December 31, 2019, the Fund reimbursed the Manager $5,394 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse certain transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.06%
Class II	0.08
Class III	0.09

The Manager has agreed not to reduce or discontinue these contractual reimbursements through April 30, 2020, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the year ended December 31, 2019, class specific expense waivers and/or reimbursements were as follows:

Transfer Agent Fees Waived and/or Reimbursed
Class I	$ 350,731
Class II	4,840
Class III	70,535
$ 426,106

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class II	1.40
Class III	1.50

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2019, there were no fees waived and/ or reimbursed by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements   (continued)

Pursuant to the current securities lending agreement, the Fund retains 73.5% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2019, the Fund paid BIM $19,136 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2019, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2019, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$—
Sales	343,469
Net Realized Gain	30,051

6.	PURCHASES AND SALES

For the year ended December 31, 2019, purchases and sales of investments, excluding short-term securities, were $164,789,787 and $256,953,733, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	12/31/19	12/31/18
Ordinary income	$7,994,508	$8,462,291
Long-term capital gains	28,770,002	45,950,223

	$36,764,510	$54,412,514

As of period end, the tax components of accumulated earnings were as follows:

Undistributed ordinary income	$126,404
Undistributed long term capital gains	3,961,559
Net unrealized gains (a)	42,675,557

$46,763,520

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

As of December 31, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$328,433,755

Gross unrealized appreciation	$49,406,147
Gross unrealized depreciation	(7,018,127)

Net unrealized appreciation	$42,388,020

8.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2019, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements   (continued)

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/19		Year Ended 12/31/18

	Shares	Amount	Shares	Amount
Class I
Shares sold	409,623	$5,703,982	687,102	$10,527,059
Shares issued in reinvestment of distributions	2,206,072	29,918,295	3,655,080	45,856,103
Shares redeemed	(8,013,802)	(111,784,813)	(3,410,293)	(53,890,776)

Net increase (decrease)	(5,398,107)	$(76,162,536)	931,889	$2,492,386

Class II
Shares sold	586	$8,053	2,419	$34,701
Shares issued in reinvestment of distributions	31,900	431,025	42,597	533,180
Shares redeemed	(34,572)	(474,362)	(51,793)	(824,168)

Net decrease	(2,086)	$(35,284)	(6,777)	$(256,287)

Class III
Shares sold	199,212	$2,724,149	275,061	$3,963,788
Shares issued in reinvestment of distributions	477,611	6,415,190	643,024	8,023,231
Shares redeemed	(716,499)	(9,945,104)	(1,321,516)	(20,441,420)

Net decrease	(39,676)	$(805,765)	(403,431)	$(8,454,401)

Total Net Increase (Decrease)	(5,439,869)	$(77,003,585)	521,681	$(6,218,302)

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Basic Value V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Basic Value V.I. Fund of BlackRock Variable Series Funds, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	21

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipts

NYRS	New York Registered Shares

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

DECEMBER 31, 2019

2019 Annual Report

BlackRock Variable Series Funds, Inc.

•	BlackRock Capital Appreciation V.I. Fund

Not FDIC Insured - May Lose Value - No Bank Guarantee

Fund Summary as of December 31, 2019	BlackRock Capital Appreciation V.I. Fund

Investment Objective

BlackRock Capital Appreciation V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2019, the Fund underperformed its benchmark, the Russell 1000® Growth Index, and outperformed the broad market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

Stock selection within the information technology (“IT”) and communication services sectors along with an overweight to health care were the largest detractors from relative performance for the period. In IT, an underweight to the technology hardware, storage and peripherals subsector, specifically to Apple Inc., hurt performance. Within communication services, selection among interactive media & services companies weighed on return, most notably an out-of-benchmark position in Chinese gaming and social media conglomerate Tencent Holdings Ltd. In the health care sector, overweight positions in managed care companies Centene Corp. and UnitedHealth Group, Inc. detracted.

Positive contributions to relative performance were led by stock selection within industrials, real estate and consumer discretionary. In industrials, selection in the professional services industry with an overweight to CoStar Group, Inc. drove returns. In real estate, selection in real estate investment trusts added to relative performance, highlighted by an overweight position in SBA Communications Corp. In consumer discretionary, selection in the internet & direct marketing retail industry proved advantageous, most notably an out-of-benchmark position in Argentine e-commerce company Mercado Libre, Inc.

Describe recent portfolio activity.

Due to a combination of portfolio trading activity, market movement and sector reclassifications during the 12-month period, the portfolio’s weighting in the IT sector increased, particularly within the software and IT services industries. The Fund’s industrials exposure also increased, namely within professional services and aerospace & defense. Exposure to health care decreased, largely with respect to the health care providers & services segment. The Fund’s communication services exposure also decreased, namely holdings within the entertainment segment.

Describe portfolio positioning at period end.

As of period end, the Fund’s largest overweight relative to the Russell 1000® Growth Index was to the consumer discretionary sector, followed by materials. Consumer staples was the largest sector underweight, followed by industrials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock Capital Appreciation V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to June 15, 2010, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to the Class III Shares.

(b)

The Fund invests primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that the investment adviser believes have exhibited above-average growth rates in earnings over the long-term.

(c)

An unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

(d) An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended December 31, 2019

		Average Annual Total Returns (a)
	6-Month Total Returns (a)	1 Year	5 Years	10 Years
Class I (b)	6.56%	31.99%	14.03%	13.28%
Class III (b)	6.46	31.55	13.72	12.99	(c)
Russell 1000® Growth Index	12.27	36.39	14.63	15.22
S&P 500® Index	10.92	31.49	11.70	13.56

(a)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(c)

The returns for Class III Shares prior to June 15, 2010, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	3

Fund Summary as of December 31, 2019 (continued)	BlackRock Capital Appreciation V.I. Fund

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,065.60	$4.22	$1,000.00	$1,021.12	$4.13	0.81%
Class III	1,000.00	1,064.60	5.52	1,000.00	1,019.86	5.40	1.06

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	38%
Consumer Discretionary	17
Health Care	14
Communication Services	13
Industrials	8
Financials	4
Materials	3
Real Estate	2
Consumer Staples	1
Short-Term Securities	1
Liabilities in Excess of Other Assets	(1)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2019 and held through December 31, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

DISCLOSURE OF EXPENSES	5

Schedule of Investments December 31, 2019	BlackRock Capital Appreciation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.8%

Aerospace & Defense — 1.1%
Boeing Co. (The)	6,845	$2,229,827

Automobiles — 0.5%
Ferrari NV	5,559	920,237

Beverages — 1.3%
Constellation Brands, Inc., Class A	14,252	2,704,317

Biotechnology — 1.3%
Vertex Pharmaceuticals, Inc.(a)	11,742	2,570,911

Capital Markets — 4.0%
CME Group, Inc.	16,117	3,235,004
S&P Global, Inc.	17,224	4,703,013

		7,938,017

Chemicals — 1.7%
Sherwin-Williams Co. (The)	5,761	3,361,774

Commercial Services & Supplies — 0.8%
Waste Management, Inc.	14,617	1,665,753

Containers & Packaging — 1.3%
Ball Corp.	39,045	2,525,040

Electronic Equipment, Instruments & Components — 1.1%
Keysight Technologies, Inc.(a)	21,642	2,221,119

Entertainment — 2.8%
Netflix, Inc.(a)(b)	17,310	5,600,997

Equity Real Estate Investment Trusts (REITs) — 2.3%
Prologis, Inc.	12,439	1,108,812
SBA Communications Corp.(a)	14,312	3,449,049

		4,557,861

Health Care Equipment & Supplies — 5.1%(a)
Align Technology, Inc.	11,676	3,258,071
Boston Scientific Corp.	61,244	2,769,454
Intuitive Surgical, Inc.	6,988	4,130,956

		10,158,481

Health Care Providers & Services — 2.6%
Humana, Inc.	3,098	1,135,479
UnitedHealth Group, Inc.	14,175	4,167,167

		5,302,646

Hotels, Restaurants & Leisure — 0.5%
Domino’s Pizza, Inc.	3,709	1,089,630

Industrial Conglomerates — 1.7%
Honeywell International, Inc.	5,995	1,061,115
Roper Technologies, Inc.	6,541	2,317,018

		3,378,133

Interactive Media & Services — 9.7%(a)
Alphabet, Inc., Class A(b)	4,924	6,595,156
Facebook, Inc., Class A	36,550	7,501,887
IAC/InterActiveCorp	21,341	5,316,257

		19,413,300

Internet & Direct Marketing Retail — 11.5%
Alibaba Group Holding Ltd., ADR(a)	20,877	4,428,012
Amazon.com, Inc.(a)	8,374	15,473,812
MercadoLibre, Inc.	5,447	3,115,357

		23,017,181

Security	Shares	Value

IT Services — 11.7%
GoDaddy, Inc., Class A(a)(b)	21,575	$1,465,374
Mastercard, Inc., Class A	30,345	9,060,714
PayPal Holdings, Inc.(a)	16,824	1,819,852
Shopify, Inc., Class A(a)	2,576	1,024,166
Visa, Inc., Class A	53,017	9,961,894

		23,332,000

Life Sciences Tools & Services — 2.3%(a)
Illumina, Inc.	4,354	1,444,396
IQVIA Holdings, Inc.	19,936	3,080,311

		4,524,707

Pharmaceuticals — 2.8%
Novartis AG, ADR(b)	27,601	2,613,539
Zoetis, Inc.	22,874	3,027,374

		5,640,913

Professional Services — 3.6%
CoStar Group, Inc.(a)	7,811	4,673,321
TransUnion	29,992	2,567,615

		7,240,936

Road & Rail — 1.0%
Union Pacific Corp.	10,596	1,915,651

Semiconductors & Semiconductor Equipment — 3.4%
ASML Holding NV (Registered), NYRS	15,504	4,588,254
Xilinx, Inc.	22,477	2,197,576

		6,785,830

Software — 18.2%
Adobe, Inc.(a)	16,481	5,435,599
Autodesk, Inc.(a)	18,414	3,378,232
Coupa Software, Inc.(a)	8,098	1,184,333
Intuit, Inc.	16,683	4,369,778
Microsoft Corp.	73,207	11,544,744
salesforce.com, Inc.(a)	34,196	5,561,637
ServiceNow, Inc.(a)	17,574	4,961,492

		36,435,815

Specialty Retail — 2.7%
Burlington Stores, Inc.(a)	11,467	2,614,820
Lowe’s Cos., Inc.	22,984	2,752,564

		5,367,384

Technology Hardware, Storage & Peripherals — 2.1%
Apple, Inc.	14,360	4,216,814

Textiles, Apparel & Luxury Goods — 1.7%
NIKE, Inc., Class B	33,860	3,430,357

Total Common Stocks — 98.8% (Cost: $141,306,292)		197,545,631

Preferred Stocks — 1.4%

Software — 1.4%
Palantir Technologies, Inc., Series I (Acquired 02/11/14, cost $2,858,020)(a)(c)(d)	466,235	2,760,111

Total Preferred Stocks — 1.4% (Cost: $2,858,021)		2,760,111

Total Long-Term Investments — 100.2% (Cost: $144,164,313)		200,305,742

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Capital Appreciation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities — 1.2%(e)*
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.51%	206,770	$206,770
SL Liquidity Series, LLC, Money Market Series, 1.80%(f)	2,200,535	2,200,975

Total Short-Term Securities — 1.2% (Cost: $2,407,745)		2,407,745

Total Investments — 101.4% (Cost: $146,572,058)		202,713,487

Liabilities in Excess of Other Assets — (1.4)%		(2,740,608)

Net Assets — 100.0%		$199,972,879

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $2,760,111, representing 1.38% of its net assets as of period end, and an original cost of $2,858,020.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Annualized 7-day yield as of period end.
(f)	Security was purchased with the cash collateral from loaned securities.
*

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 12/31/19	Value at 12/31/19	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Liquidity Funds, T-Fund, Institutional Class	5,520,889	(5,314,119)	206,770	$206,770	$32,614	$3		$—
SL Liquidity Series, LLC, Money Market Series	8,638,158	(6,437,623)	2,200,535	2,200,975	15,685(b)	3,193		36

				$2,407,745	$48,299	$3,196		$36

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) December 31, 2019	BlackRock Capital Appreciation V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks (a)	$197,545,631	$—	$—	$197,545,631
Preferred Stocks (a)	—	—	2,760,111	2,760,111
Short-Term Securities	206,770	—	—	206,770

Subtotal	$197,752,401	$—	$2,760,111	$200,512,512

Investments valued at NAV (b)				2,200,975

Total Investments				$202,713,487

(a)	See above Schedule of Investments for values in each industry.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Capital Appreciation V.I. Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Stocks
Investments:
Assets:
Opening balance, as of December 31, 2018	$2,522,331
Transfers into level 3	—
Transfers out of level 3	—
Accrued discounts/premiums	—
Net realized gain	—
Net change in unrealized appreciation (a)(b)	237,780
Purchases	—
Sales	—

Closing balance, as of December 31, 2019	$2,760,111

Net change in unrealized appreciation on investments still held at December 31, 2019 (b)	$237,780

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized (a)
Preferred Stocks	$2,760,111	Market	Revenue Multiple	15.00x

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	9

Statement of Assets and Liabilities

December 31, 2019

BlackRock Capital Appreciation V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $2,163,852) (cost — $144,164,313)	$200,305,742
Investments at value — affiliated (cost — $2,407,745)	2,407,745
Cash	37
Foreign currency at value (cost — $78)	78
Receivables:
Securities lending income — affiliated	940
Dividends — affiliated	885
Dividends — unaffiliated	49,780
Prepaid expenses	2,634

Total assets	202,767,841

LIABILITIES
Cash collateral on securities loaned at value	2,199,311
Payables:
Board realignment and consolidation	15,088
Capital shares redeemed	229,555
Distribution fees	17,641
Investment advisory fees	109,471
Directors’ and Officer’s fees	2,683
Other affiliates	1,829
Printing fees	40,569
Professional fees	30,554
Transfer agent fees	125,454
Other accrued expenses	22,807

Total liabilities	2,794,962

NET ASSETS	$199,972,879

NET ASSETS CONSIST OF
Paid-in capital	$141,960,314
Accumulated earnings	58,012,565

NET ASSETS	$199,972,879

NET ASSET VALUE
Class I — Based on net assets of $135,870,752 and 16,996,877 shares outstanding, 100 million shares authorized, $0.10 par value	$7.99

Class III — Based on net assets of $64,102,127 and 8,213,081 shares outstanding, 100 million shares authorized, $0.10 par value	$7.80

See notes to financial statements.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended December 31, 2019

BlackRock Capital Appreciation V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$32,614
Dividends — unaffiliated	1,550,899
Securities lending income — affiliated — net	15,685
Foreign taxes withheld	(290)

Total investment income	1,598,908

EXPENSES
Investment advisory	1,771,701
Transfer agent — class specific	551,236
Distribution — class specific	351,064
Accounting services	62,814
Printing	51,453
Professional	51,382
Custodian	15,712
Directors and Officer	11,473
Transfer agent	5,001
Miscellaneous	8,846

Total expenses	2,880,682
Less:
Fees waived and/or reimbursed by the Manager	(1,100)
Transfer agent fees waived and/or reimbursed — class specific	(346,134)

Total expenses after fees waived and/or reimbursed	2,533,448

Net investment loss	(934,540)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	3,193
Investments — unaffiliated	33,786,143
Capital gain distributions from investment companies — affiliated	3
Foreign currency transactions	(248)
In-kind redemptions (a)	31,342,009

65,131,100

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	36
Investments — unaffiliated	7,481,086

7,481,122

Net realized and unrealized gain	72,612,222

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$71,677,682

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

FINANCIAL STATEMENTS	11

Statements of Changes in Net Assets

	BlackRock Capital Appreciation V.I. Fund
	Year Ended December 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment loss	$(934,540)	$(523,401)
Net realized gain	65,131,100	76,931,848
Net change in unrealized appreciation (depreciation)	7,481,122	(60,745,946)

Net increase in net assets resulting from operations	71,677,682	15,662,501

DISTRIBUTIONS TO SHAREHOLDERS (a)
Class I	(22,513,872)	(37,800,468)
Class III	(11,826,346)	(46,900,915)

Decrease in net assets resulting from distributions to shareholders	(34,340,218)	(84,701,383)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(102,143,355)	(68,397,301)

NET ASSETS
Total decrease in net assets	(64,805,891)	(137,436,183)
Beginning of year	264,778,770	402,214,953

End of year	$199,972,879	$264,778,770

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation V.I. Fund

	Class I

	Year Ended December 31,
	2019	2018		2017		2016		2015

Net asset value, beginning of year	$7.25	$10.26		$8.63		$8.86		$9.02

Net investment income (loss)(a)	(0.02)	0.00	(b)(c)	(0.00)	(d)(e)	(0.00)	(d)(f)	(0.01)
Net realized and unrealized gain	2.31	0.23		2.86		0.01		0.63

Net increase from investment operations	2.29	0.23		2.86		0.01		0.62

Distributions from net realized gain (g)	(1.55)	(3.24)		(1.23)		(0.24)		(0.78)

Net asset value, end of year	$7.99	$7.25		$10.26		$8.63		$8.86

Total Return (h)
Based on net asset value	31.99%	2.39%		33.22%		0.10%		6.73%

Ratios to Average Net Assets
Total expenses	0.93%	0.94%(i)		0.92%		0.92%		0.93%

Total expenses after fees waived and/or reimbursed	0.80%	0.80%(i)		0.79%		0.80%		0.79%

Net investment income (loss)	(0.20)%	0.01%(c)(i)		(0.00)%(e)(j)		(0.06)%(f)		(0.15)%

Supplemental Data
Net assets, end of year (000)	$135,871	$119,220		$142,246		$124,752		$139,045

Portfolio turnover rate	43%	45%		48%		89%		70%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $ 0.02 per share and 0.21%, respectively, resulting from a non-recurring dividend.
(d)	Amount is greater than $(0.005) per share.
(e)

Net investment income per share and the ratio of net investment income to average net assets includes $ 0.01 per share and 0.09%, respectively, resulting from a non-recurring dividend from TransDigm Group, Inc. in August 2017.

(f)

Net investment income per share and the ratio of net investment income to average net assets includes $ 0.01 per share and 0.07%, respectively, resulting from a non-recurring dividend from TransDigm Group, Inc. in October 2016.

(g)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(h)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(i)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.
(j)	Amount is greater than (0.005)%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	13

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation V.I. Fund

	Class III

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$7.13	$10.17	$8.56	$8.81	$8.97

Net investment loss (a)	(0.04)	(0.03)(b)	(0.03)(c)	(0.03)(d)	(0.04)
Net realized and unrealized gain	2.26	0.23	2.84	0.02	0.63

Net increase (decrease) from investment operations	2.22	0.20	2.81	(0.01)	0.59

Distributions from net realized gain (e)	(1.55)	(3.24)	(1.20)	(0.24)	(0.75)

Net asset value, end of year	$7.80	$7.13	$10.17	$8.56	$8.81

Total Return (f)
Based on net asset value	31.55%	2.13%	32.94%	(0.13)%	6.49%

Ratios to Average Net Assets
Total expenses	1.17%	1.19%(g)	1.17%	1.18%	1.17%

Total expenses after fees waived and/or reimbursed	1.05%	1.06%(g)	1.05%	1.06%	1.05%

Net investment loss	(0.47)%	(0.28)%(b)(g)	(0.27)%(c)	(0.32)%(d)	(0.40)%

Supplemental Data
Net assets, end of year (000)	$64,102	$145,559	$259,969	$231,136	$233,706

Portfolio turnover rate	43%	45%	48%	89%	70%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.19%, respectively, resulting from a non-recurring dividend.
(c)

Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.09%, respectively, resulting from a non-recurring dividend from TransDigm Group, Inc. in August 2017.

(d)

Net investment income per share and the ratio of net investment income to average net assets includes $0.00 per share and 0.07%, respectively, resulting from a non-recurring dividend from TransDigm Group, Inc. in October 2016.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Capital Appreciation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

In-Kind Redemptions: The Fund transferred securities and cash to shareholders in connection with an in-kind redemption transaction. For financial reporting purposes, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the redemption. For the year ended December 31, 2019, the Fund had in-kind redemptions of $92,465,465. For tax purposes, no gains or losses were recognized. Net gains and losses resulting from such in-kind redemptions are shown in the Statement of Operations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements   (continued)

than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs).

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments)

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2019, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$1,263,113	$(1,263,113)	$—
Deutsche Bank Securities, Inc.	749,388	(749,388)	—
JP Morgan Securities LLC.	151,351	(151,351)	—

	$2,163,852	$(2,163,852)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements   (continued)

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.65%
$1 Billion — $3 Billion	0.61
$3 Billion — $5 Billion	0.59
$5 Billion — $10 Billion	0.57
Greater than $10 Billion	0.55

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder distribution services to the Fund. The ongoing distribution fee compensates BRIL and each broker-dealer for providing shareholder distribution related services to shareholders.

For the year ended December 31, 2019, the class specific distribution fees borne directly by Class III were $351,064.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent – class specific. For the year ended December 31, 2019, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the year ended December 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	$269,591
Class III	281,645
$551,236

Expense Limitations, Waivers and Reimbursements: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitations described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2019, the amount waived was $1,100.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Company, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

For the year ended December 31, 2019, the Fund reimbursed the Manager $3,792 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse certain transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.07%
Class III	0.08

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the year ended December 31, 2019, class specific expense waivers and/or reimbursements were as follows:

Transfer Agent Fees Waived and/or Reimbursed
Class I	$ 176,953
Class III	169,181
$ 346,134

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class III	1.50

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2019, there were no fees waived and/ or reimbursed by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 73.5% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2019, the Fund paid BIM $4,111 for securities lending agent services.

lnterfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2019, the Fund did not participate in the lnterfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2019, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$96,544
Sales	—
Net Realized Gain	—

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements   (continued)

6.	PURCHASES AND SALES

For the year ended December 31, 2019, purchases and sales of investments, excluding short-term securities and in-kind redemptions, were $114,880,735 and $155,040,444, respectively.

For the year ended December 31, 2019, sales related to In-kind redemptions were $90,000,216.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four year ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to net operating losses and in-kind redemptions were reclassified to the following accounts:

Paid-in capital	$30,308,008
Accumulated earnings	(30,308,008)

The tax character of distributions paid was as follows:

	12/31/19	12/31/18

Ordinary income	$—	$4,303,099
Long-term capital gains	34,340,218	80,398,284

	$34,340,218	$84,701,383

As of December 31, 2019, the tax components of accumulated earnings were as follows:

Undistributed long term capital gains	$1,852,808
Net unrealized gains (a)	56,159,757

$58,012,565

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

As of December 31, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$146,617,195

Gross unrealized appreciation	$57,133,654
Gross unrealized depreciation	(1,037,362)

Net unrealized appreciation	$56,096,292

8.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2019, the Fund did not borrow under the credit agreement.

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/19		Year Ended 12/31/18

	Shares	Amount	Shares	Amount

Class I
Shares sold	471,686	$4,106,041	531,879	$5,009,652
Shares issued in reinvestment of distributions	2,839,226	22,513,872	5,066,937	37,800,468
Shares redeemed	(2,753,421)	(23,669,981)	(3,020,879)	(33,854,433)

Net increase	557,491	$2,949,932	2,577,937	$8,955,687

Class III
Shares sold	661,444	$5,481,843	745,740	$7,589,740
Shares issued in reinvestment of distributions	1,509,611	11,826,346	6,397,406	46,900,915
Shares redeemed	(14,378,799)	(122,401,476)	(12,295,769)	(131,843,643)

Net decrease	(12,207,744)	$(105,093,287)	(5,152,623)	$(77,352,988)

Total Net Decrease	(11,650,253)	$(102,143,355)	(2,574,686)	$(68,397,301)

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	21

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Capital Appreciation V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Capital Appreciation V.I. Fund of BlackRock Variable Series Funds, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipts
NYRS	New York Registered Shares
S&P	Standard & Poor’s

GLOSSARY OF TERMS USED IN THIS REPORT	23

DECEMBER 31, 2019

2019 Annual Report

BlackRock Variable Series Funds, Inc.

•	BlackRock Equity Dividend V.I. Fund

Not FDIC Insured - May Lose Value - No Bank Guarantee

Fund Summary as of December 31, 2019	BlackRock Equity Dividend V.I. Fund

Investment Objective

BlackRock Equity Dividend V.I. Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

Portfolio Management Commentary

How did the fund perform?

For the 12-month period ended December 31, 2019, the Fund outperformed its benchmark, the Russell 1000® Value Index, and underperformed the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Value Index.

What factors influenced performance?

The most significant contributors to relative performance during the 12-month period were stock selection and allocation decisions within the financials sector. Specifically, selection within and an underweight to the diversified financial services industry proved beneficial. Security selection within and overweights to the banks and insurance industries boosted relative returns. Within energy, strong stock selection in the oil & gas exploration & production sub-industry contributed to Fund returns. Lastly, issue selection within the health care and consumer discretionary sectors contributed notably.

The largest detractor from relative performance came from stock selection in the communication services sector, as selection decisions within diversified telecommunication services weighed on relative return. Stock selection in the electric utilities industry also weighed on relative performance, while selection in materials and an underweight to real estate detracted modestly. Finally, the portfolio’s cash position, which averaged 7.4% for the period, also constrained relative performance amid rising U.S. stock prices. The portfolio’s elevated cash level was employed in order to control portfolio market risk versus the Russell 1000® Value Index benchmark.

Describe recent portfolio activity.

During the period, a combination of portfolio trading activity and market price changes resulted in increased exposure to the consumer discretionary, financials and industrials sectors. Conversely, the Fund‘s exposures to health care, information technology (“IT”), health care and energy were reduced.

Describe portfolio positioning at period end.

In terms of sector positioning, the Fund’s largest allocations were in the financials, health care and energy sectors. Relative to the Russell 1000® Value Index benchmark, the Fund’s largest overweight positions were in the health care, financials and IT sectors. The Fund’s largest relative underweights were in the real estate, utilities and materials sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock Equity Dividend V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to July 1, 2011, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

(b)

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities. The Fund’s total returns prior to October 1, 2010 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Utilities and Telecommunications V.I. Fund.

(c)	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.
(d)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended December 31, 2019

		Average Annual Total Returns (a)
	6-Month Total Returns (a)	1 Year	5 Years	10 Years
Class I (b)	10.55%	27.71%	9.87%	11.07%
Class III (b)	10.47	27.46	9.61	10.81(c	)
Russell 1000® Value Index	8.86	26.54	8.29	11.80
S&P 500® Index	10.92	31.49	11.70	13.56

(a)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)

Average annual and cumulative total returns are based on changes in net asset value (“NAV”) for the periods shown, and assume reinvestment of all distributions at NAV on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to October 1, 2010 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Utilities and Telecommunications V.I. Fund.

(c)

The returns for Class III Shares prior to July 1, 2011, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	3

Fund Summary as of December 31, 2019 (continued)	BlackRock Equity Dividend V.I. Fund

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,105.50	$3.45	$1,000.00	$1,021.93	$3.31	0.65%
Class III	1,000.00	1,104.70	4.77	1,000.00	1,020.67	4.58	0.90

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 5 for further information on how expenses were calculated.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	26%
Health Care	18
Energy	9
Information Technology	8
Industrials	8
Communication Services	7
Consumer Staples	7
Consumer Discretionary	6
Utilities	2
Materials	1
Short-Term Securities	11
Liabilities in Excess of Other Assets	(3)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2019 and held through December 31, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

DISCLOSURE OF EXPENSES	5

Schedule of Investments December 31, 2019	BlackRock Equity Dividend V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 91.6%

Aerospace & Defense — 2.8%
BAE Systems plc	670,222	$5,018,167
Lockheed Martin Corp.	5,514	2,147,041
Northrop Grumman Corp.	4,650	1,599,461
Raytheon Co.	3,987	876,103

		9,640,772

Air Freight & Logistics — 0.9%
FedEx Corp.	19,784	2,991,539

Automobiles — 1.2%
General Motors Co.	112,816	4,129,066

Banks — 13.8%
Bank of America Corp.	281,819	9,925,665
Citigroup, Inc.	144,926	11,578,138
JPMorgan Chase & Co.(a)	98,619	13,747,489
Wells Fargo & Co.	216,826	11,665,239

		46,916,531

Beverages — 1.3%
Constellation Brands, Inc., Class A	15,488	2,938,848
PepsiCo, Inc.	11,264	1,539,451

		4,478,299

Capital Markets — 3.7%
Charles Schwab Corp. (The)	56,951	2,708,590
Morgan Stanley	104,711	5,352,826
Raymond James Financial, Inc.	25,355	2,268,258
State Street Corp.	27,567	2,180,550

		12,510,224

Chemicals — 1.1%
Corteva, Inc.(b)	59,924	1,771,353
DuPont de Nemours, Inc.	28,499	1,829,636

		3,600,989

Communications Equipment — 1.8%
Cisco Systems, Inc.	65,779	3,154,761
Motorola Solutions, Inc.	18,855	3,038,295

		6,193,056

Construction Materials — 0.3%
CRH plc	26,975	1,087,953

Diversified Financial Services — 1.9%
AXA Equitable Holdings, Inc.(a)	117,760	2,918,093
Berkshire Hathaway, Inc., Class B(b)	14,915	3,378,247

		6,296,340

Diversified Telecommunication Services — 4.0%
BCE, Inc.	7,077	328,019
Verizon Communications, Inc.(a)	217,907	13,379,490

		13,707,509

Electric Utilities — 2.1%
FirstEnergy Corp.	104,782	5,092,405
NextEra Energy, Inc.	8,477	2,052,790

		7,145,195

Energy Equipment & Services — 0.9%
Baker Hughes Co.	122,359	3,136,061

Food Products — 2.4%
Conagra Brands, Inc.	58,013	1,986,365
Kellogg Co.	31,708	2,192,925
Nestle SA (Registered)	37,181	4,025,411

		8,204,701

Security	Shares	Value

Health Care Equipment & Supplies — 5.2%
Alcon, Inc.(b)	41,801	$2,367,676
Koninklijke Philips NV	145,841	7,129,250
Medtronic plc	73,045	8,286,955

		17,783,881

Health Care Providers & Services — 6.1%
Anthem, Inc.	23,628	7,136,365
CVS Health Corp.(a)	63,551	4,721,204
Humana, Inc.	13,802	5,058,709
McKesson Corp.	6,847	947,077
Quest Diagnostics, Inc.(a)	10,626	1,134,751
UnitedHealth Group, Inc.	5,727	1,683,623

		20,681,729

Household Durables — 2.2%
Newell Brands, Inc.	130,591	2,509,959
Sony Corp.	70,700	4,800,368

		7,310,327

Industrial Conglomerates — 2.2%
General Electric Co.	306,300	3,418,308
Siemens AG (Registered)	30,074	3,927,411

		7,345,719

Insurance — 6.8%
American International Group, Inc.	129,503	6,647,389
Arthur J Gallagher & Co.	36,915	3,515,415
MetLife, Inc.	113,397	5,779,845
Travelers Cos., Inc. (The)	22,370	3,063,572
Willis Towers Watson plc	21,177	4,276,483

		23,282,704

IT Services — 1.6%
Cognizant Technology Solutions Corp., Class A	90,116	5,588,994

Machinery — 0.9%
Fortive Corp.	11,474	876,499
Pentair plc	46,676	2,141,028

		3,017,527

Media — 2.9%
Comcast Corp., Class A	144,067	6,478,693
Fox Corp., Class A(b)	94,510	3,503,486

		9,982,179

Multiline Retail — 1.2%
Dollar General Corp.	26,934	4,201,165

Multi-Utilities — 0.3%
Public Service Enterprise Group, Inc.	16,408	968,892

Oil, Gas & Consumable Fuels — 8.5%
BP plc	1,035,879	6,516,515
ConocoPhillips	33,690	2,190,861
Enterprise Products Partners LP(a)	160,086	4,508,022
Equinor ASA	60,913	1,214,744
Marathon Oil Corp.	158,276	2,149,388
Marathon Petroleum Corp.	87,142	5,250,306
TOTAL SA, ADR(a)	34,652	1,916,256
Williams Cos., Inc. (The)	216,609	5,137,965

		28,884,057

Personal Products — 1.2%
Unilever NV, NYRS	69,178	3,974,968

Pharmaceuticals — 6.1%
AstraZeneca plc	50,399	5,044,534
Bayer AG (Registered)	48,122	3,912,157
Bristol-Myers Squibb Co.	45,770	2,937,977

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Equity Dividend V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Johnson & Johnson	11,992	$1,749,273
Pfizer, Inc.	94,304	3,694,831
Sanofi	35,393	3,554,429

		20,893,201

Road & Rail — 0.4%
Union Pacific Corp.(a)	8,263	1,493,868

Semiconductors & Semiconductor Equipment — 0.5%
NXP Semiconductors NV	12,272	1,561,735

Software — 2.4%
Constellation Software, Inc.	1,312	1,274,223
Microsoft Corp.	34,189	5,391,605
Oracle Corp.	26,430	1,400,261

		8,066,089

Specialty Retail — 0.9%
Lowe’s Cos., Inc.	26,113	3,127,293

Technology Hardware, Storage & Peripherals — 1.7%
Samsung Electronics Co. Ltd., GDR	4,856	5,806,187

Tobacco — 1.6%
Altria Group, Inc.	109,638	5,472,033

Trading Companies & Distributors — 0.7%
Ferguson plc	25,315	2,303,839

Total Common Stocks — 91.6% (Cost: $257,536,046)		311,784,622

Security	Shares	Value

Preferred Stocks — 0.5%

Household Products — 0.5%
Henkel AG & Co. KGaA (Preference)	14,418	$1,489,387

Total Preferred Stocks — 0.5% (Cost: $1,429,551)		1,489,387

Total Long-Term Investments — 92.1% (Cost: $258,965,597)		313,274,009

Short-Term Securities — 11.1%(c)*
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.51%	26,786,942	26,786,942
SL Liquidity Series, LLC, Money Market Series, 1.80%(d)	10,950,897	10,953,087

Total Short-Term Securities — 11.1% (Cost: $37,740,029)		37,740,029

Total Investments — 103.2% (Cost: $296,705,626)		351,014,038

Liabilities in Excess of Other Assets — (3.2)%		(10,768,445)

Net Assets — 100.0%		$340,245,593

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.
*

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 12/31/19	Value at 12/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	20,001,000	6,785,942	26,786,942	$26,786,942	$466,256		$50	$—
SL Liquidity Series, LLC, Money Market Series	6,383,011	4,567,886	10,950,897	10,953,087	35,082	(b)	4,009	212

				$37,740,029	$501,338		$4,059	$212

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) December 31, 2019	BlackRock Equity Dividend V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$4,622,605	$5,018,167	$—	$9,640,772
Air Freight & Logistics	2,991,539	—	—	2,991,539
Automobiles	4,129,066	—	—	4,129,066
Banks	46,916,531	—	—	46,916,531
Beverages	4,478,299	—	—	4,478,299
Capital Markets	12,510,224	—	—	12,510,224
Chemicals	3,600,989	—	—	3,600,989
Communications Equipment	6,193,056	—	—	6,193,056
Construction Materials	—	1,087,953	—	1,087,953
Diversified Financial Services	6,296,340	—	—	6,296,340
Diversified Telecommunication Services	13,707,509	—	—	13,707,509
Electric Utilities	7,145,195	—	—	7,145,195
Energy Equipment & Services	3,136,061	—	—	3,136,061
Food Products	4,179,290	4,025,411	—	8,204,701
Health Care Equipment & Supplies	8,286,955	9,496,926	—	17,783,881
Health Care Providers & Services	20,681,729	—	—	20,681,729
Household Durables	2,509,959	4,800,368	—	7,310,327
Industrial Conglomerates	3,418,308	3,927,411	—	7,345,719
Insurance	23,282,704	—	—	23,282,704
IT Services	5,588,994	—	—	5,588,994
Machinery	3,017,527	—	—	3,017,527
Media	9,982,179	—	—	9,982,179
Multiline Retail	4,201,165	—	—	4,201,165
Multi-Utilities	968,892	—	—	968,892
Oil, Gas & Consumable Fuels	21,152,798	7,731,259	—	28,884,057
Personal Products	3,974,968	—	—	3,974,968
Pharmaceuticals	8,382,081	12,511,120	—	20,893,201
Road & Rail	1,493,868	—	—	1,493,868
Semiconductors & Semiconductor Equipment	1,561,735	—	—	1,561,735
Software	8,066,089	—	—	8,066,089
Specialty Retail	3,127,293	—	—	3,127,293
Technology Hardware, Storage & Peripherals	—	5,806,187	—	5,806,187
Tobacco	5,472,033	—	—	5,472,033
Trading Companies & Distributors	—	2,303,839	—	2,303,839
Preferred Stocks (a)	—	1,489,387	—	1,489,387
Short-Term Securities	26,786,942	—	—	26,786,942

Subtotal	$281,862,923	$58,198,028	$—	$340,060,951

Investments valued at NAV (b)				10,953,087

Total Investments				$351,014,038

(a)	See above Schedule of Investments for values in each industry.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2019

BlackRock Equity Dividend V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $10,769,722) (cost — $258,965,597)	$313,274,009
Investments at value — affiliated (cost — $37,740,029)	37,740,029
Foreign currency at value (cost — $9,215)	9,176
Receivables:
Investments sold	11,104
Securities lending income — affiliated	2,488
Capital shares sold	404,687
Dividends — affiliated	32,478
Dividends — unaffiliated	430,965
Prepaid expenses	3,193

Total assets	351,908,129

LIABILITIES
Cash collateral on securities loaned at value	10,947,780
Payables:
Investments purchased	51
Capital shares redeemed	234,852
Distribution fees	62,704
Investment advisory fees	169,537
Directors’ and Officer’s fees	2,544
Other affiliates	1,932
Transfer agent fees	165,969
Other accrued expenses	77,167

Total liabilities	11,662,536

NET ASSETS	$340,245,593

NET ASSETS CONSIST OF
Paid-in capital	$285,827,312
Accumulated earnings	54,418,281

NET ASSETS	$340,245,593

NET ASSET VALUE
Class I — Based on net assets of $33,881,084 and 2,846,661 shares outstanding, 100 million shares authorized, $0.10 par value	$11.90

Class III — Based on net assets of $306,364,509 and 25,798,050 shares outstanding, 100 million shares authorized, $0.10 par value	$11.88

See notes to financial statements.

FINANCIAL STATEMENTS	9

Statement of Operations

Year Ended December 31, 2019

BlackRock Equity Dividend V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$466,256
Dividends — unaffiliated	8,441,850
Securities lending income — affiliated — net	35,082
Foreign taxes withheld	(74,693)

Total investment income	8,868,495

EXPENSES
Investment advisory	1,889,237
Distribution — class specific	706,599
Transfer agent — class specific	655,066
Accounting services	64,351
Professional	47,528
Custodian	29,117
Printing	16,960
Directors and Officer	11,699
Transfer agent	5,000
Board realignment and consolidation	464
Miscellaneous	9,284

Total expenses	3,435,305
Less:
Fees waived and/or reimbursed by the Manager	(16,458)
Transfer agent fees waived and/or reimbursed — class specific	(655,066)

Total expenses after fees waived and/or reimbursed	2,763,781

Net investment income	6,104,714

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	4,009
Investments — unaffiliated	19,422,827
Capital gain distributions from investment companies — affiliated	50
Foreign currency transactions	(2,149)

19,424,737

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	212
Investments — unaffiliated	50,339,051
Foreign currency translations	863

50,340,126

Net realized and unrealized gain	69,764,863

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$75,869,577

See notes to financial statements.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Equity Dividend V.I. Fund
	Year Ended December 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,104,714	$5,679,148
Net realized gain	19,424,737	21,326,925
Net change in unrealized appreciation (depreciation)	50,340,126	(48,853,875)

Net increase (decrease) in net assets resulting from operations	75,869,577	(21,847,802)

DISTRIBUTIONS TO SHAREHOLDERS (a)
Class I	(2,844,230)	(3,195,948)
Class III	(24,841,855)	(25,079,326)

Decrease in net assets resulting from distributions to shareholders	(27,686,085)	(28,275,274)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	11,152,752	5,893,147

NET ASSETS

Total increase (decrease) in net assets	59,336,244	(44,229,929)
Beginning of year	280,909,349	325,139,278

End of year	$340,245,593	$280,909,349

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	11

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Equity Dividend V.I. Fund
	Class I
	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.17	$12.14	$11.15	$10.04	$10.90

Net investment income (a)	0.25	0.24	0.22	0.21	0.19
Net realized and unrealized gain (loss)	2.53	(1.09)	1.62	1.42	(0.25)

Net increase (decrease) from investment operations	2.78	(0.85)	1.84	1.63	(0.06)

Distributions (b)
From net investment income	(0.24)	(0.24)	(0.21)	(0.19)	(0.18)
From net realized gain	(0.81)	(0.88)	(0.64)	(0.33)	(0.62)

Total distributions	(1.05)	(1.12)	(0.85)	(0.52)	(0.80)

Net asset value, end of year	$11.90	$10.17	$12.14	$11.15	$10.04

Total Return (c)
Based on net asset value	27.71%	(7.16)%	16.74%	16.40%	(0.61)%

Ratios to Average Net Assets (d)
Total expenses	0.86%	0.87%	0.89%	0.89%	1.00%

Total expenses after fees waived and/or reimbursed	0.65%	0.66%	0.68%	0.70%	0.79%

Net investment income	2.17%	2.00%	1.82%	1.98%	1.79%

Supplemental Data
Net assets, end of year (000)	$33,881	$30,655	$37,525	$35,256	$30,527

Portfolio turnover rate	45%	37%	37%	23%	25%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

(d) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015

Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	—%

See notes to financial statements.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend V.I. Fund
	Class III
	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.15	$12.12	$11.13	$10.03	$10.89

Net investment income (a)	0.22	0.21	0.19	0.18	0.17
Net realized and unrealized gain (loss)	2.53	(1.09)	1.62	1.42	(0.25)

Net increase (decrease) from investment operations	2.75	(0.88)	1.81	1.60	(0.08)

Distributions (b)
From net investment income	(0.21)	(0.21)	(0.18)	(0.17)	(0.16)
From net realized gain	(0.81)	(0.88)	(0.64)	(0.33)	(0.62)

Total distributions	(1.02)	(1.09)	(0.82)	(0.50)	(0.78)

Net asset value, end of year	$11.88	$10.15	$12.12	$11.13	$10.03

Total Return (c)
Based on net asset value	27.46%	(7.42)%	16.49%	16.06%	(0.82)%

Ratios to Average Net Assets (d)
Total expenses	1.12%	1.12%	1.16%	1.13%	1.16%

Total expenses after fees waived and/or reimbursed	0.90%	0.91%	0.93%	0.95%	1.03%

Net investment income	1.91%	1.75%	1.57%	1.73%	1.59%

Supplemental Data
Net assets, end of year (000)	$306,365	$250,255	$287,615	$223,338	$85,163

Portfolio turnover rate	45%	37%	37%	23%	25%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

(d) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015

Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	—%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	13

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Equity Dividend V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2019, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements   (continued)

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$7,179,367	$(7,179,367)	$—
Credit Suisse Securities (USA) LLC	1,023,895	(1,023,895)	—
Deutsche Bank Securities, Inc.	69,700	(69,700)	—
JP Morgan Securities LLC	1,885,730	(1,885,730)	—
Morgan Stanley & Co. LLC	611,030	(611,030)	—

	$10,769,722	$(10,769,722)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.60%
$1 Billion — $3 Billion	0.56
$3 Billion — $5 Billion	0.54
$5 Billion — $10 Billion	0.52
Greater than $10 Billion	0.51

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder distribution services to the Fund. The ongoing distribution fee compensates BRIL and each broker-dealer for providing shareholder distribution related services to shareholders.

For the year ended December 31, 2019, the class specific distribution fees borne directly by Class III were $706,599.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent – class specific. For the year ended December 31, 2019, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

For the year ended December 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	$64,009
Class III	591,057
$655,066

Expense Limitations, Waivers and Reimbursements: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2019, the amount waived was $16,458.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Company, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

For the year ended December 31, 2019, the Fund reimbursed the Manager $4,044 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse all transfer agent fees for Class I and III. The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2020, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the year ended December 31, 2019, class specific expenses waivers and/or reimbursements are as follows:

Transfer Agent Fees Waived and/or Reimbursed
Class I	$ 64,009
Class III	591,057
$ 655,066

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class III	1.50

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2019, there were no fees waived and/or reimbursed by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 73.5% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2019, the Fund paid BIM $9,362 for securities lending agent services.

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements   (continued)

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2019, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the year ended December 31, 2019, purchases and sales of investments, excluding short-term securities, were $131,060,934 and $148,497,583, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to non-deductible expenses were reclassified to the following accounts:

Paid-in capital	$(70)
Accumulated earnings	70

The tax character of distributions paid was as follows:

	12/31/19	12/31/18
Ordinary income	$8,124,930	$8,234,625
Long-term capital gains	19,561,155	20,040,649

	$27,686,085	$28,275,274

As of period end, the tax components of accumulated earnings were as follows:

Undistributed ordinary income	$774,515
Undistributed long-term capital gains	932,115
Net unrealized gains (a)	52,711,651

$54,418,281

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

As of December 31, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$298,179,050

Gross unrealized appreciation	$57,330,495
Gross unrealized depreciation	(4,495,507)

Net unrealized appreciation	$52,834,988

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

8.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2019, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the Financials sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income, and/or liquidity of positions in such securities.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/19		Year Ended 12/31/18

	Shares	Amount	Shares	Amount
Class I
Shares sold	154,159	$1,782,814	328,463	$3,936,049
Shares issued in reinvestment of distributions	242,563	2,844,230	301,112	3,195,948
Shares redeemed	(563,670)	(6,465,248)	(707,195)	(8,566,862)

Net decrease	(166,948)	$(1,838,204)	(77,620)	$(1,434,865)

Class III
Shares sold	2,676,030	$29,909,100	2,172,331	$26,271,559
Shares issued in reinvestment of distributions	2,122,845	24,841,855	2,377,041	25,079,326
Shares redeemed	(3,651,660)	(41,759,999)	(3,636,671)	(44,022,873)

Net increase	1,147,215	$12,990,956	912,701	$7,328,012

Total Net Increase	980,267	$11,152,752	835,081	$5,893,147

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements   (continued)

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Equity Dividend V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Equity Dividend V.I. Fund of BlackRock Variable Series Funds, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	21

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipts

GDR	Global Depositary Receipts

NYRS	New York Registered Shares

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

DECEMBER 31, 2019

2019 Annual Report

BlackRock Variable Series Funds, Inc.

•	BlackRock Global Allocation V.I. Fund

Not FDIC Insured - May Lose Value - No Bank Guarantee

Fund Summary as of December 31, 2019	BlackRock Global Allocation V.I. Fund

Investment Objective

BlackRock Global Allocation V.I. Fund’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2019, the Fund underperformed both its Reference Benchmark and the broad-based all-equity benchmark, the FTSE World Index. The Reference Benchmark is comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex U.S.) Index; 24% ICE BofAML Current 5-Year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index. The Fund invests in both equities and bonds, and therefore, Fund management believes that the Reference Benchmark provides a more accurate representation of the Fund’s composition and is a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark. The following commentary (and referenced allocation percentages) are based on the economic exposures of the Fund, which reflect adjustments for futures, options and swaps, (except with respect to fixed income securities), and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

Within equities, an underweight to and security selection within information technology (“IT”) weighed on returns, as did security selection within and an overweight to industrials. Stock selection within consumer discretionary and health care also detracted. From a regional perspective, an overweight to Japan weighed on returns. Within fixed income, exposure to select emerging market sovereign bonds negatively impacted returns. Exposure to cash and cash equivalents and gold-related securities also weighed on performance.

Within equities, security selection within communication services and materials, as well as security selection within and underweights to financials and consumer staples, contributed positively to performance. Stock selection within energy was also additive, although this was largely offset by an overweight to the sector. Portfolio positioning within fixed income, specifically management of duration (and corresponding interest rate sensitivity), positively impacted returns. An underweight to Japanese government bonds was also additive. Exposure to U.S. corporate credit, notably investment grade, also contributed to performance.

Describe recent portfolio activity.

During the period, the Fund’s overall equity allocation increased from 58% to 67% of net assets. Within equities, the Fund increased exposure to the United States and Europe, notably Germany, Italy and France, and decreased exposure to Japan. From a sector perspective, the Fund increased exposure to IT, industrials, consumer discretionary and financials, and decreased exposure to energy, communication services and consumer staples. The Fund’s allocation to fixed income decreased from 31% to 26% of net assets. Within fixed income, the Fund decreased exposure to government bonds and corporate credit. From a duration perspective, the Fund increased total portfolio duration from 1.1 years to 1.7 years. The Fund’s allocation to commodity-related securities remained unchanged at 2% of net assets.

Reflecting the changes in the Fund’s overall allocations to the equity, fixed income and commodity-related asset classes during the period, the Fund’s cash equivalents decreased from 9% to 5% of net assets. During the 12-month period, cash helped mitigate portfolio volatility and served as a source of funds for new investments and redemptions.

Describe portfolio positioning at period end.

Relative to its Reference Benchmark, the Fund was overweight in equities and underweight in fixed income, with modest exposure to commodity-related securities and cash and cash equivalents. Within equities, the Fund was overweight the United States and Asia, primarily China, and underweight in Europe, specifically the United Kingdom and Switzerland. From a sector perspective, the Fund was overweight in health care, communication services and consumer discretionary, and underweight in consumer staples, financials and real estate. Within fixed income, the Fund was underweight in developed market government bonds and overweight in corporate bonds. With respect to currency exposure, the Fund was overweight in the Hong Kong dollar and Indian rupee, and underweight in the U.S. dollar and British pound sterling.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock Global Allocation V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.
(b)

The Fund invests in a portfolio of U.S. and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing markets and economic trends.

(c)	A market cap weighted index representing the performance of the large and mid-cap stocks from the developed and advanced emerging countries within the FTSE Global Equity Index Series.
(d)

An unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex U.S.) Index; 24% ICE BofAML Current 5-Year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index.

Performance Summary for the Period Ended December 31, 2019

	6-Month Total Returns (a)	Average Annual Total Returns (a)
		1 Year	5 Years	10 Years
Class I (b)	6.49%	17.92%	5.16%	5.85%
Class II (b)	6.44	17.76	5.01	5.69
Class III (b)	6.42	17.67	4.91	5.60
FTSE World Index	9.52	27.74	9.16	9.58
Reference Benchmark	5.98	18.79	6.63	7.31
U.S. Stocks: S&P 500® Index(c)	10.92	31.49	11.70	13.56
Non-U.S. Stocks: FTSE World (ex U.S.) Index(d)	7.60	22.63	6.09	5.61
U.S. Bonds: ICE BofAML Current 5-Year U.S. Treasury Index(e)	1.12	5.91	2.00	2.83
Non U.S. Bonds: FTSE Non-U.S. Dollar World Government Bond Index(f)	(0.18)	5.32	1.87	1.36

(a)	For a portion of the period, the Fund’s investment adviser waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.
(b)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(c)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
(d)

A market cap weighted index representing the performance of the large and mid-cap stocks from the developed and advanced emerging countries excluding the U.S. within the FTSE Global Equity Index Series.

(e)	An unmanaged index designed to track the total return of the current coupon five-year U.S. Treasury bond.
(f)	An unmanaged market capitalization-weighted index that tracks 22 government bond indexes, excluding the United States.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	3

Fund Summary as of December 31, 2019 (continued)	BlackRock Global Allocation V.I. Fund

Expense Example

	Actual				Hypothetical (a)
			Including dividend expense	Excluding dividend expense		Including dividend expense		Excluding dividend expense
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Ending Account Value (12/31/19)	Expenses Paid During the Period (c)
Class I	$1,000.00	$1,064.90	$3.80	$3.80	$1,000.00	$1,021.53	$3.72	$1,021.53	$3.72
Class II	1,000.00	1,064.40	4.58	4.58	1,000.00	1,020.77	4.48	1,020.77	4.48
Class III	1,000.00	1,064.20	5.10	5.10	1,000.00	1,020.27	4.99	1,020.27	4.99

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.73% for Class I, 0.88% for Class II and 0.98% for Class III), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.73% for Class I, 0.88% for Class II and 0.98% for Class III), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

Overall Asset Exposure

	Percent of Fund’s Net Assets (a)		Reference Benchmark (b) Percentages
	12/31/2019	12/31/2018
U.S. Equities	43%	32%	35%
European Equities	12	9	12
Asia Pacific Equities	11	14	10
Other Equities	1	3	3

Total Equities	67	58	60

U.S. Dollar Denominated Fixed Income Securities	18	29	24
U.S. Issuers	17	27	—
Non-U.S. Issuers	1	2	—
Non-U.S. Dollar Denominated Fixed Income Securities	8	2	16

Total Fixed Income Securities	26	31	40

Commodity-Related	2	2	—

Cash & Short-Term Securities	5	9	—

(a)	Exposure based on market value and adjusted for the economic value of futures, swaps, and options (except with respect to fixed income securities), and convertible bonds.
(b)

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500 Index®; 24% FTSE World (ex U.S.) Index; 24% ICE BofAML Current 5-Year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index. Descriptions of these indexes are found on page 3 of this report to shareholders in the “Performance Summary” section.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses.

The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2019 and held through December 31, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.” The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	5

Consolidated Schedule of Investments December 31, 2019	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 59.2%

Argentina — 0.0%
YPF SA, ADR(a)	16,749	$193,953

Australia — 0.1%
AGL Energy Ltd.	39,970	575,312
BHP Group Ltd.	8,677	237,596
Coles Group Ltd.(b)	2,804	29,189
Newcrest Mining Ltd.	161,865	3,418,423
Quintis HoldCo Pty. Ltd. (Acquired 10/22/18, cost $5,761,227)(b)(c)(d)*	9,827,224	6,620,404
Rio Tinto plc	120	7,103
South32 Ltd.	139,172	262,773
Wesfarmers Ltd.	1,735	50,422
Woolworths Group Ltd.	5,232	132,702

		11,333,924

Austria — 0.1%
Erste Group Bank AG(b)	109,898	4,128,007

Belgium — 0.1%
KBC Group NV	80,158	6,043,484

Brazil — 0.5%
Azul SA, ADR(a)(b)	801,747	34,314,772
B3 SA — Brasil Bolsa Balcao(b)	2,604	27,848
Banco BTG Pactual SA(b)	1,193	22,305
Banco do Brasil SA(b)	31,684	416,341
Banco Santander Brasil SA	15,447	189,886
Engie Brasil Energia SA	9,173	116,729
Notre Dame Intermedica Participacoes SA	462,941	7,896,938
Petrobras Distribuidora SA	96,220	715,425
Vale SA(b)	1,447	19,136

		43,719,380

Canada — 0.6%
Barrick Gold Corp.	206,436	3,834,459
Constellation Software, Inc.	32	31,079
Enbridge, Inc.	966,215	38,416,449
Fairfax Financial Holdings Ltd.	889	417,434
Imperial Oil Ltd.	3,216	85,072
Nutrien Ltd.	2,409	115,334
Thomson Reuters Corp.	5,254	375,838
Wheaton Precious Metals Corp.	147,599	4,391,995

		47,667,660

Chile — 0.0%
Cia Cervecerias Unidas SA, ADR(a)	80,739	1,531,619

China — 2.4%
Agile Group Holdings Ltd.	178,000	267,483
Agricultural Bank of China Ltd., Class H	229,000	100,797
Aier Eye Hospital Group Co. Ltd., Class A	251,487	1,431,394
Air China Ltd., Class H	58,000	58,842
Alibaba Group Holding Ltd.(b)	415,900	11,058,927
Alibaba Group Holding Ltd., ADR(b)	218,050	46,248,405
Anhui Conch Cement Co. Ltd., Class A	38,200	300,950
Anhui Conch Cement Co. Ltd., Class H	73,500	535,531
ANTA Sports Products Ltd.	307,000	2,748,628
Asymchem Laboratories Tianjin Co. Ltd., Class A	77,887	1,449,937
Autobio Diagnostics Co. Ltd., Class A	100,100	1,388,093
Beijing Capital International Airport Co. Ltd., Class H	432,000	418,457
Beijing Enterprises Holdings Ltd.	62,500	286,785

Security	Shares	Value

China (continued)
Brilliance China Automotive Holdings Ltd.	940,000	$975,585
CGN Power Co. Ltd., Class H(e)	35,000	9,347
China CITIC Bank Corp. Ltd., Class H	519,000	311,196
China East Education Holdings Ltd.(b)(e)	4,000	8,377
China Hongqiao Group Ltd.	25,000	15,077
China International Travel Service Corp. Ltd., Class A	101,000	1,292,427
China Longyuan Power Group Corp. Ltd., Class H	195,000	123,316
China Mengniu Dairy Co. Ltd.(b)	284,000	1,148,807
China Merchants Bank Co. Ltd., Class H	252,000	1,295,564
China Mobile Ltd.	64,000	540,791
China Overseas Land & Investment Ltd.	972,000	3,785,545
China Petroleum & Chemical Corp., Class H	714,000	429,922
China Resources Cement Holdings Ltd.	466,000	593,207
China Resources Pharmaceutical Group Ltd.(e)	115,500	107,075
China Resources Power Holdings Co. Ltd.	216,000	303,284
China Taiping Insurance Holdings Co. Ltd.	13,800	34,232
China Telecom Corp. Ltd., Class H	84,000	34,607
China Unicom Hong Kong Ltd.	54,000	50,848
CITIC Ltd.	146,000	194,869
CNOOC Ltd.	334,000	555,385
Country Garden Services Holdings Co. Ltd.(b)	35,321	118,920
Dali Foods Group Co. Ltd.(e)	244,500	181,139
Daqin Railway Co. Ltd., Class A	19,800	23,364
Foshan Haitian Flavouring & Food Co. Ltd., Class A	79,398	1,228,325
Fosun International Ltd.	488,500	712,565
GF Securities Co. Ltd., Class H	11,200	13,641
Glodon Co. Ltd., Class A	239,395	1,170,202
Great Wall Motor Co. Ltd., Class A	682,100	868,661
Gree Electric Appliances, Inc. of Zhuhai, Class A	103,000	971,960
Guangzhou Automobile Group Co. Ltd., Class A	496,694	834,760
Guangzhou Automobile Group Co. Ltd., Class H(a)	1,094,000	1,362,022
Guangzhou Baiyun International Airport Co. Ltd., Class A	501,700	1,260,467
Guotai Junan Securities Co. Ltd., Class H(e)	50,600	89,651
Haier Smart Home Co. Ltd., Class A	363,899	1,021,088
Haitong Securities Co. Ltd., Class H	155,200	183,344
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	1,129,800	5,329,158
Hangzhou Robam Appliances Co. Ltd., Class A	223,800	1,088,866
Hangzhou Tigermed Consulting Co. Ltd., Class A	140,538	1,276,429
Han’s Laser Technology Industry Group Co. Ltd., Class A	274,890	1,583,335
Hansoh Pharmaceutical Group Co. Ltd.(b)(e)	8,000	26,643
Hengan International Group Co. Ltd.	190,500	1,356,946
Huadian Power International Corp. Ltd., Class H	106,000	40,277
Huazhu Group Ltd., ADR(a)	37,168	1,489,322

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Hundsun Technologies, Inc., Class A	121,896	$1,364,350
HUYA, Inc., ADR(b)	3,679	66,038
Industrial & Commercial Bank of China Ltd., Class H	1,810,000	1,396,468
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	298,595	1,329,223
Inspur Electronic Information Industry Co. Ltd., Class A	335,600	1,453,305
JD.com, Inc., ADR(b)	18,703	658,907
Jiangsu Hengrui Medicine Co. Ltd., Class A	112,788	1,419,821
Kingdee International Software Group Co. Ltd.	3,040,000	3,041,339
Kingsoft Corp. Ltd.(a)(b)	549,000	1,423,787
Kunlun Energy Co. Ltd.	184,000	162,553
Laobaixing Pharmacy Chain JSC, Class A	115,300	1,062,271
Lenovo Group Ltd.	1,972,000	1,324,303
Li Ning Co. Ltd.	479,500	1,438,157
Momo, Inc., ADR	9,381	314,263
New Oriental Education & Technology Group, Inc., ADR(a)(b)	15,909	1,928,966
Ping An Insurance Group Co. of China Ltd., Class A	101,300	1,245,639
Shanghai International Airport Co. Ltd., Class A	97,790	1,108,498
Shanghai Jahwa United Co. Ltd., Class A	247,400	1,100,184
Shenzhen Goodix Technology Co. Ltd., Class A	5,800	172,166
Shenzhen Inovance Technology Co. Ltd., Class A	319,700	1,409,384
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	46,800	1,224,926
Sinopec Engineering Group Co. Ltd., Class H	190,500	114,020
Sinopec Shanghai Petrochemical Co. Ltd., Class H	1,338,000	403,914
TAL Education Group, ADR(b)	34,452	1,660,586
Tencent Holdings Ltd.	1,047,400	50,459,707
Tencent Music Entertainment Group, ADR(b)	14,959	175,619
Tsingtao Brewery Co. Ltd., Class A	11,700	85,824
Tsingtao Brewery Co. Ltd., Class H	44,000	295,599
Venustech Group, Inc., Class A	286,296	1,391,778
Vipshop Holdings Ltd., ADR(b)	19,314	273,679
Want Want China Holdings Ltd.	3,541,000	3,307,523
Weichai Power Co. Ltd., Class H	110,000	232,180
Wuhan Raycus Fiber Laser Technologies Co. Ltd., Class A	92,691	1,570,462
WuXi AppTec Co. Ltd., Class A	102,697	1,360,025
Wuxi Biologics Cayman, Inc.(b)(e)	117,000	1,481,857
Yanzhou Coal Mining Co. Ltd., Class H	142,000	127,579
Yifeng Pharmacy Chain Co. Ltd., Class A	112,600	1,185,466
Yonyou Network Technology Co. Ltd., Class A	259,196	1,060,248
Yum China Holdings, Inc.	70,026	3,361,948
Zhejiang Expressway Co. Ltd., Class H	146,000	133,105
Zhuzhou CRRC Times Electric Co. Ltd., Class H	27,000	97,688
Zijin Mining Group Co. Ltd., Class H	374,000	185,755

Security	Shares	Value

China (continued)
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	44,600	$37,386

		193,981,271

Czech Republic — 0.0%
CEZ A/S	106,084	2,384,194

Denmark — 0.0%
AP Moller — Maersk A/S, Class A	513	695,361
AP Moller — Maersk A/S, Class B	447	644,682
Novo Nordisk A/S, Class B	35,435	2,053,417

		3,393,460

Finland — 0.0%
Nokia OYJ	53,993	199,713

France — 2.2%
BNP Paribas SA	106,675	6,340,559
Cie de Saint-Gobain	110,145	4,512,185
Credit Agricole SA	358,004	5,209,441
Danone SA	698,507	58,008,181
Dassault Aviation SA	7,917	10,390,184
Eiffage SA	28,075	3,220,957
Electricite de France SA	8,427	94,031
EssilorLuxottica SA	61,915	9,465,661
Kering SA	634	417,752
L’Oreal SA	142	41,990
Renault SA	6,642	315,412
Safran SA	217,571	33,605,879
Sanofi	205,343	20,622,077
Schneider Electric SE	271	27,842
Societe Generale SA	158,507	5,531,575
Sodexo SA	169,810	20,123,776
Vivendi SA	2,227	64,488

		177,991,990

Germany — 1.6%
adidas AG	1,656	538,314
Fresenius SE & Co. KGaA	321,407	18,086,692
HeidelbergCement AG	901	65,471
Infineon Technologies AG	565,535	12,777,902
Knorr-Bremse AG(b)	239,318	24,361,202
SAP SE	1,494	201,090
Siemens AG (Registered)	529,845	69,193,289
Vonovia SE	69,346	3,724,530
Wirecard AG	2,438	293,981

		129,242,471

Hong Kong — 0.6%
CK Infrastructure Holdings Ltd.	365,000	2,597,591
CLP Holdings Ltd.	260,500	2,734,579
Hang Lung Properties Ltd.	1,463,000	3,212,375
HKT Trust & HKT Ltd.(f)	1,628,000	2,294,320
Hongkong Land Holdings Ltd.	14,100	81,104
Hysan Development Co. Ltd.	359,000	1,407,732
Jardine Matheson Holdings Ltd.	76,200	4,240,355
Link REIT	215,000	2,277,705
Power Assets Holdings Ltd.	147,000	1,075,396
Sun Art Retail Group Ltd.	169,000	205,064
Sun Hung Kai Properties Ltd.	1,674,583	25,646,043
WH Group Ltd.(e)	1,500,500	1,551,478
Wharf Real Estate Investment Co. Ltd.	235,000	1,433,868

		48,757,610

India — 1.0%
Asian Paints Ltd.	96,004	2,401,286
Hero MotoCorp Ltd.	71,848	2,459,737

CONSOLIDATED SCHEDULE OF INVESTMENTS	7

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Hindustan Petroleum Corp. Ltd.	33,298	$123,164
Hindustan Unilever Ltd.	182,712	4,923,909
Housing Development Finance Corp. Ltd.	678,217	22,932,181
ICICI Bank Ltd.	485,876	3,684,771
Infosys Ltd.	5,556	57,216
InterGlobe Aviation Ltd.(e)	524	9,790
Larsen & Toubro Ltd.	118,065	2,147,661
Oil & Natural Gas Corp. Ltd.	686,323	1,239,329
Reliance Industries Ltd.	1,808,124	38,354,133
Vedanta Ltd.	212,870	455,325
Wipro Ltd.	40,502	139,463
Zee Entertainment Enterprises Ltd.	563,010	2,304,788

		81,232,753

Indonesia — 0.1%
Bank Central Asia Tbk. PT	1,640,100	3,944,451

Italy — 1.3%
Enel SpA	5,274,264	41,897,833
Intesa Sanpaolo SpA	1,529,690	4,029,494
RAI Way SpA(e)	1,478,564	10,168,680
Snam SpA	457,629	2,406,123
UniCredit SpA	3,371,809	49,285,636

		107,787,766

Japan — 3.9%
Aeon Co. Ltd.	5,800	119,691
AGC, Inc.	12,500	446,974
Ajinomoto Co., Inc.	1,534,000	25,536,972
Alfresa Holdings Corp.	76,800	1,560,195
Astellas Pharma, Inc.	1,252,365	21,377,855
Canon Marketing Japan, Inc.	67,900	1,571,120
Daikin Industries Ltd.	90,800	12,810,957
Daiwa House Industry Co. Ltd.	3,700	114,540
Denso Corp.	261,920	11,828,920
Dowa Holdings Co. Ltd.	35,400	1,314,109
East Japan Railway Co.	310,651	28,039,981
FamilyMart Co. Ltd.	7,000	167,648
FUJIFILM Holdings Corp.	8,000	382,047
Hitachi Ltd.	10,500	443,055
Hoya Corp.	259,974	24,817,650
Japan Airlines Co. Ltd.	1,061,200	33,041,398
Japan Aviation Electronics Industry Ltd.	85,700	1,728,983
Kamigumi Co. Ltd.	65,800	1,446,407
KDDI Corp.	135,800	4,051,779
Keyence Corp.	9,300	3,265,589
Kinden Corp.	272,000	4,226,186
Kyocera Corp.	1,300	88,602
Kyowa Kirin Co. Ltd.	5,800	136,650
Mabuchi Motor Co. Ltd.	50,700	1,914,207
Maeda Road Construction Co. Ltd.	68,300	1,667,454
Medipal Holdings Corp.	88,600	1,955,435
Mitsubishi Estate Co. Ltd.	232,600	4,450,773
Mitsubishi Heavy Industries Ltd.	18,500	717,372
Murata Manufacturing Co. Ltd.	332,384	20,457,771
NEC Corp.	9,900	409,706
Nippo Corp.	66,600	1,431,108
Nippon Telegraph & Telephone Corp.	142,420	3,599,479
Nissan Motor Co. Ltd.	2,500	14,487
NTT Data Corp.	4,100	54,833
Okumura Corp.	81,650	2,244,729
Olympus Corp.	3,300	50,862
Otsuka Holdings Co. Ltd.	12,700	566,093
Recruit Holdings Co. Ltd.	2,300	86,147
Seino Holdings Co. Ltd.	93,100	1,257,833

Security	Shares	Value

Japan (continued)
Sekisui House Ltd.	11,300	$241,310
Seven & i Holdings Co. Ltd.	35,800	1,312,265
Shin-Etsu Chemical Co. Ltd.	233,834	25,715,451
Shionogi & Co. Ltd.	1,300	80,420
Sompo Holdings, Inc.	3,000	117,809
Sony Corp.	1,100	74,687
Stanley Electric Co. Ltd.	42,800	1,236,118
Subaru Corp.	646,464	16,012,804
Suzuken Co. Ltd.	36,100	1,471,361
Suzuki Motor Corp.	519,989	21,705,358
Sysmex Corp.	300	20,425
Toagosei Co. Ltd.	249,000	2,870,742
Toda Corp.	341,296	2,252,830
Tokyo Gas Co. Ltd.	307,514	7,472,256
Tokyo Steel Manufacturing Co. Ltd.	335,700	2,425,979
Toyota Industries Corp.	246,877	14,205,320
TV Asahi Holdings Corp.	110,500	2,040,349
Yamato Kogyo Co. Ltd.	38,500	964,002
Z Holdings Corp.	42,200	178,173

		319,793,256

Malaysia — 0.0%
Malaysia Airports Holdings Bhd	585,500	1,088,153

Mexico — 0.0%
America Movil SAB de CV	412,677	332,193

Netherlands — 2.0%
ABN AMRO Group NV, CVA(e)	1,128,942	20,576,480
Adyen NV(b)(e)	6,864	5,646,299
ASML Holding NV	65,416	19,366,837
ING Groep NV	3,017,127	36,273,144
Koninklijke Ahold Delhaize NV	16,638	417,155
Koninklijke Philips NV	1,046,907	51,176,700
NXP Semiconductors NV	90,019	11,455,818
Royal Dutch Shell plc, Class A	194,857	5,748,363
Royal Dutch Shell plc, Class B	16,139	479,065
Royal Dutch Shell plc, ADR, Class A(a)	160,269	9,452,666

		160,592,527

Poland — 0.0%
Polski Koncern Naftowy ORLEN SA	1,085	24,542

Portugal — 0.0%
Jeronimo Martins SGPS SA	147,613	2,432,558

Singapore — 0.5%
CapitaLand Ltd.	10,860,950	30,307,675
ComfortDelGro Corp. Ltd.	1,384,700	2,450,100
DBS Group Holdings Ltd.	64,300	1,239,784
Singapore Telecommunications Ltd.	995,500	2,495,836
United Overseas Bank Ltd.	258,900	5,091,691

		41,585,086

South Africa — 0.0%
Aspen Pharmacare Holdings Ltd.	43,755	373,155
Discovery Ltd.	2,498	21,515
Kumba Iron Ore Ltd.	9,733	289,579
MTN Group Ltd.	8,677	51,152
Old Mutual Ltd.	247,526	347,448

		1,082,849

South Korea — 0.3%
Hana Financial Group, Inc.	14,688	467,196
Hyundai Mobis Co. Ltd.	1,039	229,869
Industrial Bank of Korea	2,074	21,141
Kakao Corp.	11,010	1,458,216
KB Financial Group, Inc.	9,327	384,253

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Kia Motors Corp.	1,983	$75,732
KT&G Corp.	85,603	6,925,933
LG Chem Ltd.(a)	9,457	2,591,732
LG Electronics, Inc.	11,649	723,603
LG Uplus Corp.	36,989	453,680
NCSoft Corp.	6,532	3,047,865
POSCO	13,657	2,775,973
Samsung SDI Co. Ltd.	362	73,744
Shinhan Financial Group Co. Ltd.	18,433	691,105
SK Telecom Co. Ltd.	9,477	1,952,722
S-Oil Corp.	15,988	1,313,124
Woongjin Coway Co. Ltd.	25,268	2,034,200

		25,220,088

Spain — 0.4%
Cellnex Telecom SA(b)(e)	790,618	34,103,819
Repsol SA	31,754	498,860
Telefonica SA	62,570	437,559

		35,040,238

Sweden — 0.0%
Assa Abloy AB, Class B	11,253	263,044
Atlas Copco AB, Class B	6,881	238,915
Hennes & Mauritz AB, Class B	24,225	494,131
Telefonaktiebolaget LM Ericsson, Class B	45,956	401,555

		1,397,645

Switzerland — 1.1%
Cie Financiere Richemont SA (Registered)	28,796	2,250,434
Glencore plc(b)	5,014	15,612
LafargeHolcim Ltd. (Registered)(b)	12,514	694,245
Nestle SA (Registered)	464,693	50,310,114
Novartis AG (Registered)	2,271	215,040
Roche Holding AG	100,350	32,614,033

		86,099,478

Taiwan — 1.2%
Cathay Financial Holding Co. Ltd.	1,840,000	2,612,563
Chunghwa Telecom Co. Ltd.	631,000	2,314,768
Far EasTone Telecommunications Co. Ltd.	718,000	1,726,895
Formosa Chemicals & Fibre Corp.	612,000	1,788,016
Formosa Petrochemical Corp.	475,000	1,544,918
Formosa Plastics Corp.	652,000	2,171,422
Fubon Financial Holding Co. Ltd.	2,196,000	3,400,801
Globalwafers Co. Ltd.	14,000	179,290
Hon Hai Precision Industry Co. Ltd.(b)	1,359,960	4,125,459
MediaTek, Inc.	27,000	400,061
Nan Ya Plastics Corp.	825,000	2,004,874
Taiwan Mobile Co. Ltd.	676,000	2,525,670
Taiwan Semiconductor Manufacturing Co. Ltd.	5,761,000	63,761,767
Uni-President Enterprises Corp.	1,304,000	3,233,697
Yageo Corp.	105,000	1,529,745

		93,319,946

Thailand — 0.2%
Advanced Info Service PCL	512,300	3,637,761
Intouch Holdings PCL, Class F	1,540,700	2,941,691
PTT Global Chemical PCL	1,339,000	2,544,219
Siam Cement PCL (The)	178,000	2,326,522
Thai Beverage PCL	1,804,300	1,194,699
Thai Oil PCL	805,800	1,873,040

		14,517,932

Security	Shares	Value

Turkey — 0.0%
BIM Birlesik Magazalar A/S	9,272	$72,723
Tupras Turkiye Petrol Rafinerileri A/S	6,900	147,020

		219,743

United Arab Emirates — 0.1%
NMC Health plc	371,910	8,713,622

United Kingdom — 1.4%
AstraZeneca plc	161,182	16,133,020
Berkeley Group Holdings plc	65,048	4,186,640
Coca-Cola European Partners plc	6,444	327,871
Fiat Chrysler Automobiles NV(b)	43,272	641,574
GlaxoSmithKline plc	10,020	235,440
HSBC Holdings plc	3,000,414	23,488,573
Hut Group (The) (Acquired 12/03/19, cost $8,230,667)(b)(c)(d)	12,665	8,388,029
RELX plc	17,173	433,504
Rolls-Royce Holdings plc(b)	33,450	302,322
Vodafone Group plc	28,422,195	55,178,133

		109,315,106

United States — 37.5%
Abbott Laboratories	160,756	13,963,266
AbbVie, Inc.	331,520	29,352,781
Accenture plc, Class A	38,922	8,195,806
Adobe, Inc.(a)(b)	47,777	15,757,332
AES Corp.	33,904	674,690
Agilent Technologies, Inc.	380,415	32,453,204
Air Products & Chemicals, Inc.	224,996	52,871,810
Alexion Pharmaceuticals, Inc.(b)	2,068	223,654
Ally Financial, Inc.	12,912	394,591
Alphabet, Inc., Class C(b)	95,479	127,657,333
Altria Group, Inc.(a)	14,559	726,640
Amazon.com, Inc.(b)(g)	64,125	118,492,740
American Tower Corp.	20,272	4,658,911
Ameriprise Financial, Inc.	5,437	905,695
Amgen, Inc.	6,512	1,569,848
Anthem, Inc.	228,465	69,003,284
Apple, Inc.	422,651	124,111,466
Applied Materials, Inc.	278,032	16,971,073
Autodesk, Inc.(b)	209,128	38,366,623
AutoZone, Inc.(b)	943	1,123,405
Bank of America Corp.	1,920,575	67,642,651
Bank of New York Mellon Corp. (The)	1,028	51,739
Baxter International, Inc.	36,548	3,056,144
Becton Dickinson and Co.(a)	159,093	43,268,523
Berkshire Hathaway, Inc., Class B(a)(b)	42,572	9,642,558
Biogen, Inc.(b)	1,543	457,854
Booking Holdings, Inc.(b)	340	698,268
Bristol-Myers Squibb Co.	449,280	28,839,283
Broadcom, Inc.	43	13,589
Capital One Financial Corp.	5,610	577,325
Cardinal Health, Inc.	3,983	201,460
Centene Corp.(b)	511	32,127
Cerner Corp.	6,759	496,043
CH Robinson Worldwide, Inc.	45,252	3,538,706
Charles Schwab Corp. (The)	417,782	19,869,712
Charter Communications, Inc., Class A(b)	98,996	48,020,980
Chevron Corp.	5,961	718,360
Chubb Ltd.	179,905	28,004,012
Cigna Corp.	1,769	361,743
Cintas Corp.(a)	2,546	685,078
Cisco Systems, Inc.	219,885	10,545,685
Citigroup, Inc.	426,031	34,035,617
Citrix Systems, Inc.	184,547	20,466,262

CONSOLIDATED SCHEDULE OF INVESTMENTS	9

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Colgate-Palmolive Co.	686,457	$47,255,700
Comcast Corp., Class A(g)	1,834,716	82,507,178
ConocoPhillips	9,017	586,375
Corning, Inc.	119,933	3,491,250
Costco Wholesale Corp.	3,257	957,297
CSX Corp.	13,643	987,207
Cummins, Inc.	3,818	683,269
Dell Technologies, Inc., Class C(b)	6,943	356,801
Delta Air Lines, Inc.	14,928	872,989
Discover Financial Services	9,810	832,084
Dollar Tree, Inc.(b)	116,373	10,944,881
Dover Corp.	142,280	16,399,193
Dow, Inc.	147,998	8,099,930
DR Horton, Inc.	548,693	28,943,556
Dropbox, Inc., Class A(b)	671,606	12,028,463
DuPont de Nemours, Inc.	402,678	25,851,928
Eaton Corp. plc	2,538	240,399
eBay, Inc.	21,052	760,188
Edwards Lifesciences Corp.(b)	6,077	1,417,703
Emerson Electric Co.	741,764	56,566,923
EOG Resources, Inc.	1,343	112,490
Estee Lauder Cos., Inc. (The), Class A	1,964	405,645
Exelon Corp.	78,325	3,570,837
Expedia Group, Inc.	6,607	714,481
Exxon Mobil Corp.	38,380	2,678,156
Facebook, Inc., Class A(b)	235,221	48,279,110
Ferguson plc	238,858	21,737,721
Fieldwood Energy, Inc.(b)	78,168	1,420,078
Fifth Third Bancorp	28,749	883,744
FleetCor Technologies, Inc.(b)	158,350	45,560,462
Ford Motor Co.	21,361	198,657
Fortune Brands Home & Security, Inc.	39,065	2,552,507
Franklin Resources, Inc.(a)	14,418	374,580
General Electric Co.	30,395	339,208
General Motors Co.	12,632	462,331
Gilead Sciences, Inc.	412,838	26,826,213
Global Payments, Inc.	18,870	3,444,907
Goldman Sachs Group, Inc. (The)	2,500	574,825
Hartford Financial Services Group, Inc. (The)	81,561	4,956,462
HCA Healthcare, Inc.	227,297	33,596,770
Hess Corp.	103,195	6,894,458
Hewlett Packard Enterprise Co.	37,353	592,419
Home Depot, Inc. (The)	166,012	36,253,701
Honeywell International, Inc.	4,919	870,663
HP, Inc.	17,058	350,542
Humana, Inc.	207	75,870
Huntsman Corp.	16,354	395,113
iHeartMedia, Inc., Class B(b)	3,761	63,561
Incyte Corp.(b)	1,530	133,600
Intel Corp.	27,724	1,659,281
Intuit, Inc.	34,928	9,148,691
Intuitive Surgical, Inc.(b)	1,211	715,883
Jawbone Health Hub, Inc. (Acquired 01/24/17, cost $0)(b)(c)(d)	301,223	3
JBS SA	300,004	1,924,106
Johnson & Johnson	385,415	56,220,486
JPMorgan Chase & Co.	535,090	74,591,546
KLA Corp.	7,141	1,272,312
Kroger Co. (The)	24,825	719,677
L3Harris Technologies, Inc.	1,094	216,470
Lam Research Corp.	2,248	657,315
Lear Corp.	3,198	438,766
Lennar Corp., Class A	449,989	25,104,886
Liberty Broadband Corp., Class C(b)	123,810	15,569,107

Security	Shares	Value

United States (continued)
Liberty Media Corp.-Liberty SiriusXM, Class A(b)	164,791	$7,965,997
Liberty Media Corp.-Liberty SiriusXM, Class C(b)	276,132	13,292,994
Lockheed Martin Corp.	802	312,283
Lookout, Inc. (Acquired 03/04/15, cost $936,169)(b)(c)(d)	73,943	45,105
Lowe’s Cos., Inc.	268,804	32,191,967
LyondellBasell Industries NV, Class A	119,893	11,327,491
Marathon Petroleum Corp.	181,579	10,940,135
Marsh & McLennan Cos., Inc.	422,480	47,068,497
Marvell Technology Group Ltd.(a)	229,946	6,107,366
Masco Corp.	104,711	5,025,081
Mastercard, Inc., Class A	46,506	13,886,227
McDonald’s Corp.	186,391	36,832,725
McKesson Corp.	4,888	676,108
Medtronic plc	27,606	3,131,901
Merck & Co., Inc.	525,308	47,776,763
Micron Technology, Inc.(b)	194,907	10,482,098
Microsoft Corp.	876,072	138,156,555
Mondelez International, Inc., Class A.	63,602	3,503,198
Monster Beverage Corp.(b)	6,062	385,240
Morgan Stanley	860,051	43,965,807
Motorola Solutions, Inc.	38,661	6,229,834
Newmont Goldcorp Corp.	583,043	25,333,218
NextEra Energy, Inc.	211,603	51,241,782
NIKE, Inc., Class B	8,609	872,178
Northrop Grumman Corp.	1,429	491,533
NVIDIA Corp.	69,809	16,426,058
Omnicom Group, Inc.(a)	28,556	2,313,607
ONEOK, Inc.	676,724	51,207,705
Oracle Corp.(a)	360,228	19,084,879
Packaging Corp. of America	4,935	552,671
PayPal Holdings, Inc.(b)	87,564	9,471,798
Peloton Interactive, Inc., Class A(a)(b)	112,385	3,191,734
PepsiCo, Inc.	43,479	5,942,275
Pfizer, Inc.	1,037,274	40,640,395
Philip Morris International, Inc.	22,243	1,892,657
Phillips 66	6,699	746,336
Pioneer Natural Resources Co.	46,106	6,979,065
PPG Industries, Inc.(a)	184,816	24,671,088
Procter & Gamble Co. (The)	18,532	2,314,647
Progressive Corp. (The)	686	49,660
Prudential Financial, Inc.	5,865	549,785
PTC, Inc.(b)	36,268	2,716,110
QUALCOMM, Inc.	125,515	11,074,188
Raytheon Co.	337,775	74,222,678
Regeneron Pharmaceuticals, Inc.(b)	422	158,453
Regions Financial Corp.(a)	841,585	14,441,599
Reinsurance Group of America, Inc.	5,338	870,414
Rockwell Automation, Inc.	3,057	619,562
Ross Stores, Inc.	7,760	903,419
Royal Caribbean Cruises Ltd.(a)	110,356	14,733,630
salesforce.com, Inc.(b)	210,751	34,276,543
Schlumberger Ltd.	53,232	2,139,926
ServiceNow, Inc.(b)	51,424	14,518,024
Simply Good Foods Co. (The)(b)	84,660	2,416,196
Square, Inc., Class A(b)	1,135	71,006
Starbucks Corp.	9,942	874,101
Stryker Corp.(a)	20,459	4,295,162
Sysco Corp.	6,561	561,228
Target Corp.	154,248	19,776,136
Tesla, Inc.(a)(b)	11,528	4,822,508
Texas Instruments, Inc.	115,996	14,881,127
Thermo Fisher Scientific, Inc.	69,050	22,432,273

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security		Shares	Value

United States (continued)
TJX Cos., Inc. (The)		481,898	$29,424,692
Travelers Cos., Inc. (The)		28,626	3,920,331
Truist Financial Corp.		609,941	34,351,877
Uber Technologies, Inc.(b)		1,092,896	32,502,727
Union Pacific Corp.		204,840	37,033,024
United Airlines Holdings, Inc.(b)		10,127	892,087
United Parcel Service, Inc., Class B		2,459	287,851
United Rentals, Inc.(b)		2,075	346,048
United Technologies Corp.		319,356	47,826,755
UnitedHealth Group, Inc.		255,243	75,036,337
US Bancorp		106,520	6,315,571
Valero Energy Corp.		7,052	660,420
VeriSign, Inc.(b)		5,363	1,033,343
Verizon Communications, Inc.		71,046	4,362,224
Visa, Inc., Class A		77,683	14,596,636
Vistra Energy Corp.		166,944	3,838,043
VMware, Inc., Class A(a)		4,511	684,725
Walmart, Inc.		339,170	40,306,963
Walt Disney Co. (The)		7,295	1,055,076
Wells Fargo & Co.		78,279	4,211,410
Western Digital Corp.		8,988	570,468
Weyerhaeuser Co.		184,706	5,578,121
Williams Cos., Inc. (The)		1,144,843	27,155,676
Willis Towers Watson plc		986	199,113
Workday, Inc., Class A(b)		43	7,071
Wyndham Destinations, Inc.		11,592	599,190
Xcel Energy, Inc.		7,824	496,746
Xilinx, Inc.		124,655	12,187,519
Yum! Brands, Inc.		7,469	752,352
Zoetis, Inc.		6,431	851,143

			3,042,203,090

Total Common Stocks — 59.2% (Cost: $4,048,892,497)			4,806,511,758

		Par (000)

Corporate Bonds — 4.0%

Australia — 0.4%
Quintis Australia Pty. Ltd.(d)(e)(h)*:
7.50%, (7.50% Cash or 8.00% PIK), 10/01/26	USD	17,074	16,724,922
12.00%, (0.00% Cash or 0.00% PIK), 10/01/28		18,591	18,591,047

			35,315,969

Chile — 0.0%
Inversiones Alsacia SA, 8.00%, 12/31/18(b)(e)(i)		100	3,020

China — 0.0%
China Milk Products Group Ltd., 0.00%, 01/05/12(b)(i)(j)(k)		4,800	4,800

France — 0.1%
Danone SA, 2.59%, 11/02/23(e)		5,953	6,047,395

Greece — 0.1%
Ellaktor Value plc, 6.38%, 12/15/24(e)	EUR	5,710	6,630,360

India — 0.0%
REI Agro Ltd.(b)(i)(j):
5.50%, 11/13/14(e)	USD	5,549	56
5.50%, 11/13/14(d)		2,291	—

			56

Security		Par (000)	Value
Japan — 0.2%
Mitsubishi UFJ Financial Group, Inc., 3.78%, 03/02/25	USD	2,439	$2,605,788
Sumitomo Mitsui Financial Group, Inc., 3.94%, 10/16/23		12,066	12,801,838

			15,407,626

Luxembourg — 0.0%
Intelsat Jackson Holdings SA, 8.00%, 02/15/24(e)		1,745	1,790,806

Netherlands — 0.1%
ING Groep NV, 4.10%, 10/02/23		8,034	8,542,567

Singapore — 0.1%
CapitaLand Ltd., 1.95%, 10/17/23(e)(j)	SGD	6,750	5,082,512

Switzerland — 0.1%
UBS Group Funding Switzerland AG, 4.13%, 09/24/25(e)	USD	3,647	3,968,109

Turkey — 0.0%
Bio City Development Co. BV, 8.00%, 07/06/20(b)(d)(e)(i)(j)*		21,400	2,835,500

United Kingdom — 0.0%
HSBC Holdings plc, (LIBOR USD 3 Month + 1.06%), 3.26%, 03/13/23(l)		2,790	2,853,781

United States — 2.9%
Allergan Funding SCS, 3.45%, 03/15/22		5,308	5,429,896
Allergan Sales LLC, 5.00%, 12/15/21(e)		2,911	3,044,702
Apple, Inc.:
3.35%, 02/09/27		9,625	10,252,418
3.20%, 05/11/27		7,749	8,176,827
AvalonBay Communities, Inc., 3.50%, 11/15/24		1,166	1,232,240
Bank of America Corp.:
4.13%, 01/22/24		6,796	7,305,271
4.00%, 01/22/25		2,771	2,955,817
Becton Dickinson and Co.:
3.13%, 11/08/21		5,025	5,122,633
2.89%, 06/06/22		6,299	6,403,895
BP Capital Markets America, Inc., 3.79%, 02/06/24		4,637	4,935,099
Broadcom, Inc., 3.13%, 04/15/21(e)		8,769	8,875,459
Capital One Financial Corp.:
3.20%, 01/30/23		3,882	3,991,429
3.30%, 10/30/24		2,667	2,777,665
Cigna Corp.:
3.40%, 09/17/21		7,030	7,196,334
3.75%, 07/15/23		5,986	6,278,091
Citigroup, Inc., (LIBOR USD 3 Month + 0.90%), 3.35%, 04/24/25(l)		8,919	9,282,940
Comcast Corp., 3.70%, 04/15/24		11,026	11,760,266
CSC Holdings LLC, 5.50%, 05/15/26(e)		1,422	1,505,528
CVS Health Corp., 3.70%, 03/09/23		12,289	12,809,267
Energy Transfer Operating LP, 4.05%, 03/15/25		1,847	1,941,898
Enterprise Products Operating LLC:
3.35%, 03/15/23		4,751	4,915,608
3.90%, 02/15/24		1,224	1,298,879
Frontier Communications Corp., 8.00%, 04/01/27(e)		1,428	1,492,260
Goldman Sachs Group, Inc. (The):
(LIBOR USD 3 Month + 1.05%), 2.91%, 06/05/23(l)		5,184	5,269,470
3.63%, 02/20/24		6,043	6,343,630

CONSOLIDATED SCHEDULE OF INVESTMENTS	11

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Home Depot, Inc. (The), 2.95%, 06/15/29	USD	1,023	$1,064,435
Hughes Satellite Systems Corp.,
7.63%, 06/15/21		1,095	1,169,953
iHeartCommunications, Inc.:
6.38%, 05/01/26		4,805	5,213,329
8.38%, 05/01/27		1,927	2,129,886
JPMorgan Chase & Co., (LIBOR USD 3 Month + 1.00%), 4.02%, 12/05/24(l)		6,914	7,373,589
Marsh & McLennan Cos., Inc., 4.38%, 03/15/29		1,383	1,576,815
McDonald’s Corp., 3.35%, 04/01/23		3,300	3,437,294
Morgan Stanley:
Series F, 3.88%, 04/29/24		4,128	4,388,386
(SOFR + 1.15%), 2.72%, 07/22/25(l)		4,805	4,865,747
NextEra Energy Capital Holdings, Inc.,
2.90%, 04/01/22		3,784	3,862,005
ONEOK Partners LP, 4.90%, 03/15/25		3,824	4,211,849
ONEOK, Inc., 2.75%, 09/01/24		2,276	2,297,622
PayPal Holdings, Inc., 2.65%, 10/01/26		1,240	1,257,416
QUALCOMM, Inc., 2.90%, 05/20/24		6,753	6,983,564
TransDigm, Inc., 6.25%, 03/15/26(e)		14,380	15,567,932
Verizon Communications, Inc., 3.50%, 11/01/24		5,763	6,111,499
Vistra Operations Co. LLC, 5.63%, 02/15/27(e)		4,980	5,247,675
Walgreen Co., 3.10%, 09/15/22		2,911	2,971,824
Wells Fargo & Co.:
3.07%, 01/24/23		1,117	1,140,050
3.75%, 01/24/24		3,582	3,787,342
Wells Fargo Bank NA, 3.55%, 08/14/23		4,250	4,454,310
Williams Cos., Inc. (The), 3.70%, 01/15/23		3,209	3,323,750

			233,033,794

Total Corporate Bonds — 4.0% (Cost: $342,238,060)			321,516,295

Floating Rate Loan Interests — 0.5%(m)

France — 0.1%
Casino, Guichard-Perrachon SA, Term Loan B, (EURIBOR 3 Month + 5.50%), 5.50%, 01/31/24	EUR	8,126	9,191,317

Netherlands — 0.2%
Ziggo BV, Term Loan, (EURIBOR 6 Month + 3.00%), 3.00%, 01/31/29		14,322	16,054,078

United States — 0.2%
Fieldwood Energy LLC, 2nd Lien Term
Loan, (LIBOR USD 3 Month +
7.25%), 9.18%, 04/11/23	USD	2,669	1,481,411
Fieldwood Energy LLC, Term Loan,
(LIBOR USD 3 Month + 5.25%),
7.18%, 04/11/22		1,977	1,645,458
Hilton Worldwide Finance LLC, Term
Loan B2, (LIBOR USD 1 Month +
1.75%), 3.54%, 06/22/26		7,621	7,668,328

Security		Par (000)	Value

United States (continued)
iHeartCommunications, Inc., 1st Lien
Term Loan, (LIBOR USD 1 Month +
4.00%), 5.69%, 05/01/26	USD	3,003	$3,024,406

			13,819,603

Total Floating Rate Loan Interests — 0.5% (Cost: $38,347,437)			39,064,998

Foreign Government Obligations — 7.4%

Argentina — 0.2%
Republic of Argentina:
3.38%, 01/15/23	EUR	4,350	2,195,728
6.88%, 01/26/27	USD	12,428	6,194,581
5.88%, 01/11/28		12,912	6,064,605
5.25%, 01/15/28	EUR	1,025	508,042
7.82%, 12/31/33		4,884	3,155,123

			18,118,079

Australia — 0.2%
Commonwealth of Australia, 3.00%, 03/21/47	AUD	22,105	18,791,825

Brazil — 0.5%
Federative Republic of Brazil, 10.00%, 01/01/23	BRL	142	39,369,203

Canada — 1.4%
Canadian Government Bond:
0.75%, 03/01/21	CAD	17,361	13,216,981
1.50%, 09/01/24		130,210	99,449,135

			112,666,116

China — 1.7%
People’s Republic of China:
3.29%, 05/23/29	CNY	964,460	139,165,560

Indonesia — 0.2%
Republic of Indonesia, 8.25%, 05/15/29	IDR	212,354,000	16,627,322

Italy — 1.3%
Republic of Italy:
3.00%, 08/01/29	EUR	51,930	67,086,388
3.85%, 09/01/49(e)		23,769	34,503,049

			101,589,437

Japan — 0.4%
Japan Government Thirty Year Bond,
0.40%, 09/20/49	JPY	3,107,950	28,463,393

Mexico — 0.2%
United Mexican States:
8.00%, 09/05/24	MXN	1,730	9,584,748
10.00%, 12/05/24		1,627	9,748,742

			19,333,490

Russia — 0.1%
Russian Federation, 6.90%, 05/23/29	RUB	526,896	8,945,209

South Africa — 0.2%
Republic of South Africa, 8.00%, 01/31/30	ZAR	281,937	18,770,763

Spain — 1.0%
Kingdom of Spain(e):
0.60%, 10/31/29	EUR	50,056	56,872,796

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Spain (continued)
2.70%, 10/31/48	EUR	17,997	$26,787,451

			83,660,247

Total Foreign Government Obligations — 7.4% (Cost: $613,261,019)			605,500,644

		Shares

Investment Companies — 1.9%
Financial Select Sector SPDR Fund(a)		341,047	10,497,427
Industrial Select Sector SPDR Fund		124,668	10,156,702
iShares China Large-Cap ETF*		189,176	8,253,749
iShares MSCI Emerging Markets ETF(a)*		454,236	20,381,569
iShares Russell 2000 ETF(a)*		82,300	13,634,641
iShares S&P 500 Value ETF(a)*		80,267	10,441,934
SPDR Gold Shares(b)(n)		371,089	53,028,618
SPDR S&P 500 ETF Trust		80,041	25,761,996

Total Investment Companies — 1.9% (Cost: $149,472,592)			152,156,636

		Par (000)

Non-Agency Mortgage-Backed Securities — 0.1%

Commercial Mortgage-Backed Securities — 0.1%

United States — 0.1%
BX Trust(e):
Series 2019-OC11, Class D, 4.08%, 12/09/41	USD	2,801	2,849,520
Series 2019-OC11, Class E, 4.08%, 12/09/41		3,926	3,796,420

Total Non-Agency Mortgage-Backed Securities — 0.1% (Cost: $6,652,396)			6,645,940

Preferred Securities — 1.9%

Capital Trusts — 0.8%

Netherlands — 0.0%
ING Groep NV, 6.00%(m)(o)		2,781	2,795,739

United Kingdom — 0.4%(m)(o)
HSBC Holdings plc, 6.37%		10,829	11,654,711
Lloyds Bank plc, 13.00%	GBP	5,845	13,999,387

			25,654,098

United States — 0.4%
American Express Co., Series C,
4.90%(m)(o)	USD	3,828	3,842,355
Citigroup, Inc.(m)(o):
Series O, 5.87%		11,652	11,710,260
Series Q, 5.95%		5,092	5,210,287
Goldman Sachs Group, Inc. (The),
Series M, 5.38%(m)(o)		5,504	5,572,085
Morgan Stanley, Series H, 5.61%(m)(o)		4,190	4,226,872
NBCUniversal Enterprise, Inc., 5.25%(e)(o)		4,292	4,431,490
Prudential Financial, Inc.(m):
5.63%, 06/15/43		2,120	2,279,000
5.87%, 09/15/42		3,192	3,431,400

Security		Par (000)	Value

United States (continued)
USB Capital IX, 3.50%(m)(o)	USD	1,716	$1,501,500

			42,205,249

Total Capital Trusts — 0.8% (Cost: $67,186,134)			70,655,086

		Shares
Preferred Stocks — 0.9%

Brazil — 0.1%
Banco Bradesco SA (Preference)		1,788	16,023
Itau Unibanco Holding SA (Preference)		474,624	4,359,599

			4,375,622

Germany — 0.3%
Henkel AG & Co. KGaA (Preference)		228,988	23,654,582

United Kingdom — 0.0%
Rolls-Royce International Ltd.
(Preference)(b)(d)		3,349,812	4,437

United States — 0.5%
C3.ai, Inc., Series D (Acquired
10/07/19, cost $6,972,964)(b)(c)(d)		1,572,648	7,926,146
C3.ai, Inc., Series E (Acquired
10/07/19, cost $800,895)(b)(c)(d)		180,630	910,375
Databricks, Inc., Series F (Acquired
10/22/19, cost $3,896,150)(b)(c)(d)		90,717	3,896,295
Grand Rounds, Inc., Series C (Acquired
03/31/15, cost $5,939,231)(b)(c)(d)		1,929,993	5,056,582
Grand Rounds, Inc., Series D (Acquired
05/01/18, cost $3,180,966)(b)(c)(d)		1,184,166	3,066,990
Lookout, Inc., Series F (Acquired
09/19/14-10/22/14, cost
$10,936,522)(b)(c)(d)		863,811	6,513,135
Palantir Technologies, Inc., Series I (Acquired 02/11/14, cost $11,447,321)(b)(c)(d)		1,867,426	11,055,162
Wells Fargo & Co., Series L, 7.50%(j)(o)		2,677	3,881,650

			42,306,335

Total Preferred Stocks — 0.9% (Cost: $70,697,798)			70,340,976

Trust Preferreds — 0.2%

United States — 0.2%(m)
Citigroup Capital XIII, 8.31%, 10/30/40		241,424	6,711,587
GMAC Capital Trust I, Series 2,
7.69%, 02/15/40		265,201	6,908,486

			13,620,073

Total Trust Preferreds — 0.2% (Cost: $13,060,188)			13,620,073

Total Preferred Securities — 1.9% (Cost: $150,944,120)			154,616,135

CONSOLIDATED SCHEDULE OF INVESTMENTS	13

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security		Shares	Value

Rights — 0.0%

Spain — 0.0%(b)
Repsol SA		31,754	$15,066

Total Rights — 0.0% (Cost: $15,007)			15,066

		Par (000)

U.S. Government Sponsored Agency Securities — 3.2%

Mortgage-Backed Securities — 3.2%
Uniform Mortgage-Backed Securities, 3.00%, 01/25/50(p)		255,582	259,216,012

Total U.S. Government Sponsored Agency Securities — 3.2% (Cost: $258,816,665)			259,216,012

U.S. Treasury Obligations — 10.0%
U.S. Treasury Bonds:
2.25%, 08/15/49		10,790	10,496,647
2.38%, 11/15/49		35,698	35,679,373
U.S. Treasury Inflation Linked Notes:
0.63%, 04/15/23		34,280	34,810,725
0.50%, 04/15/24		343,238	348,786,918
0.13%, 10/15/24		43,611	43,861,794
U.S. Treasury Notes:
1.75%, 11/15/20(n)		20,085	20,101,760
1.63%, 10/31/26		133,873	132,204,915
2.38%, 05/15/29(q)		41,490	43,154,774
1.75%, 11/15/29(q)		147,632	145,521,027

Total U.S. Treasury Obligations — 10.0% (Cost: $816,062,053)			814,617,933

Total Long-Term Investments — 88.2% (Cost: $6,424,701,846)			7,159,861,417

Short-Term Securities — 15.3%

Foreign Government Obligations — 3.0%(r)

Japan — 3.0%
Japan Treasury Bills:
(0.29)%, 01/08/20	JPY	7,456,550	68,627,476
(0.22)%, 01/20/20		6,917,350	63,668,105
(0.19)%, 02/03/20		5,585,150	51,410,219
(0.24)%, 02/10/20		6,310,050	58,084,423

			241,790,223

Total Foreign Government Obligations — 3.0% (Cost: $242,188,919)			241,790,223

		Shares

Money Market Funds — 1.6%(s)*
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.51%		12,096,488	12,096,488
SL Liquidity Series, LLC, Money Market Series, 1.80%(t)		117,709,841	117,733,383

Total Money Market Funds — 1.6% (Cost: $129,821,384)			129,829,871

Security		Par (000)		Value

Time Deposits — 0.0%

Australia — 0.0%
Brown Brothers Harriman & Co., 0.32%, 01/02/20	AUD	2		$1,491

Canada — 0.0%
Royal Bank of Canada,
0.82%, 01/02/20	CAD	395		304,154

Europe — 0.0%
Citibank NA, (0.68)%, 01/02/20	EUR	581		651,944

Hong Kong — 0.0%
Hong Kong & Shanghai Bank,
1.66%, 01/02/20	HKD	186		23,915

Japan — 0.0%
Sumitomo Mitsui Financial Group, Inc.,
(0.24)%, 01/06/20	JPY	77,389		712,247

Singapore — 0.0%
Brown Brothers Harriman & Co.,
0.63%, 01/02/20	SGD	—	(u)	6

Switzerland — 0.0%
Brown Brothers Harriman & Co.,
(1.70)%, 01/03/20	CHF	41		42,208

United Kingdom — 0.0%
Brown Brothers Harriman & Co.,
0.36%, 01/02/20	GBP	1		1,011

Total Time Deposits — 0.0% (Cost: $1,736,976)				1,736,976

U.S. Treasury Obligations — 10.7%
U.S. Treasury Bills(r):
1.47%, 01/21/20	USD	50,000		49,961,209
1.50%, 03/26/20		45,000		44,841,686
1.51%, 01/30/20		15,415		15,397,553
1.52%, 04/23/20		50,000		49,761,572
1.52%, 04/09/20		75,000		74,688,595
1.53%, 03/12/20		10,000		9,970,785
1.53%, 04/30/20		50,000		49,747,704
1.54%, 02/04/20		45,000		44,935,439
1.54%, 05/14/20		65,000		64,633,128
1.55%, 05/21/20		65,000		64,614,198
1.55%, 05/28/20		5,250		5,217,088
1.57%, 04/16/20		45,000		44,800,806
1.58%, 01/23/20		10,000		9,991,425
1.62%, 03/19/20		50,000		49,841,544
1.63%, 01/09/20		3,140		3,139,141
1.69%, 02/20/20		28,000		27,942,262
1.75%, 02/27/20		140,000		139,671,155
1.84%, 01/16/20		27,000		26,985,326
1.85%, 02/06/20		50,000		49,927,569

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

U.S. Treasury Obligations (continued)
1.85%, 02/13/20	USD	43,000	$42,925,377

Total U.S. Treasury Obligations — 10.7% (Cost: $868,845,870)			868,993,562

Total Short-Term Securities — 15.3% (Cost: $1,242,593,149)			1,242,350,632

Total Options Purchased — 0.4% (Cost: $35,845,579)			32,210,371

Total Investments Before Options Written and Investments Sold Short — 103.9% (Cost: $7,703,140,574)			8,434,422,420

Total Options Written — (0.2)% (Premiums Received — $21,874,873)			(15,593,876)

Security	Shares	Value

Investments Sold Short — (0.2)%

Common Stocks — (0.2)%

Germany — (0.1)%
TUI AG	364,822	$(4,604,151)

United States — (0.1)%
3M Co.	47,553	(8,389,300)
Netflix, Inc.(b)	12,863	(4,162,082)

		(12,551,382)

Total Common Stocks — (0.2)% (Proceeds: $16,894,129)		(17,155,533)

Total Investments Sold Short — (0.2)% (Proceeds: $16,894,129)		(17,155,533)

Total Investments Net of Options Written and Investments Sold Short — 103.5% (Cost: $7,664,371,572)		8,401,673,011

Liabilities in Excess of Other Assets — (3.5)%		(281,807,281)

Net Assets — 100.0%		$8,119,865,730

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $53,478,226, representing 0.66% of its net assets as of period end, and an original cost of $58,102,112.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(g)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Issuer filed for bankruptcy and/or is in default.
(j)	Convertible security.
(k)	Zero-coupon bond.
(l)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(m)	Variable rate security. Rate shown is the rate in effect as of period end.
(n)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(o)	Perpetual security with no stated maturity date.
(p)	Represents or includes a TBA transaction.
(q)	All or a portion of the security has been pledged in connection with outstanding centrally cleared swaps.
(r)	Rates are discount rates or a range of discount rates as of period end.
(s)	Annualized 7-day yield as of period end.
(t)	Security was purchased with the cash collateral from loaned securities.
(u)	Amount is less than 500.

CONSOLIDATED SCHEDULE OF INVESTMENTS	15

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation V.I. Fund

*

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Par/Shares Held at 12/31/18	Shares Purchased	Shares Sold	Par/Shares Held at 12/31/19	Value at 12/31/19	Income		Net Realized Gain (Loss) (a)		Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	22,471,516	—	(10,375,028)	12,096,488	$12,096,488	$578,498		$(1	) $	—
SL Liquidity Series, LLC, Money Market Series(b)	209,527,510	—	(91,817,669)	117,709,841	117,733,383	531,366	(c)	41,648		16,067
Bio City Development Co. BV, 8.00%, 07/06/20	21,400,000	—	—	21,400,000	2,835,500	—		—		(481,500)
iShares China Large-Cap ETF	—	189,176	—	189,176	8,253,749	149,129		—		198,767
iShares Gold Trust(d)	5,628,395	2,477,962	(8,106,357)	—	—	—		(5,820,094)		5,392,870
iShares MSCI Emerging Markets ETF	—	454,236	—	454,236	20,381,569	—		—		106,291
iShares Russell 2000 ETF	—	82,300	—	82,300	13,634,641	—		—		219,577
iShares S&P 500 Value ETF	—	80,267	—	80,267	10,441,934	59,316		—		440,911
Quintis Australia Pty. Ltd. 7.50%, 10/01/26	17,907,552	1,289,424	(2,122,986)	17,073,990	16,724,922	1,293,381		(50,487)		(22,053)
Quintis Australia Pty. Ltd. 12.00%, 10/01/28	21,236,520	—	(2,645,473)	18,591,047	18,591,047	—		(271,457)		1,165,497
Quintis HoldCo Pty. Ltd.	10,892,000	—	(1,064,776)	9,827,224	6,620,404	—		(31,098)		1,353,056

					$227,313,637	$2,611,690		$(6,131,489)		$8,389,483

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer held by the Fund.

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro-BTP	164	03/06/20	$26,207	$36,644
DAX Index	3	03/20/20	1,114	4,765
MSCI Emerging Markets E-Mini Index	210	03/20/20	11,762	84,363
NASDAQ 100 E-Mini Index	303	03/20/20	53,039	277,702
U.S. Treasury 10 Year Note	211	03/20/20	27,097	(252,161)
U.S. Treasury 10 Year Ultra Note	116	03/20/20	16,322	19,779
U.S. Treasury Ultra Bond	50	03/20/20	9,083	23,442
U.S. Treasury 2 Year Note	5,936	03/31/20	1,279,208	(340,395)

				(145,861)

Short Contracts
Euro-Bund	318	03/06/20	60,814	357,864
Yen Denominated Nikkei 225 Index	170	03/12/20	18,325	270,533
SPI 200 Index	17	03/19/20	1,969	55,131
EURO STOXX 50 Index	291	03/20/20	12,172	(21,816)
FTSE 100 Index	18	03/20/20	1,788	(2,416)
S&P 500 E-Mini Index	543	03/20/20	87,724	18,232
U.S. Treasury 5 Year Note	981	03/31/20	116,356	(44,499)

				633,029

				$487,168

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	17,127,000	USD	4,136,426	BNP Paribas SA	01/15/20	$119,363
BRL	34,254,000	USD	8,294,963	Citibank NA	01/15/20	216,617
BRL	17,127,000	USD	4,147,877	Deutsche Bank AG	01/15/20	107,913
GBP	138,100,815	USD	169,359,244	JPMorgan Chase Bank NA	01/16/20	13,639,162
EUR	35,866,000	USD	40,074,158	UBS AG	01/24/20	210,767
USD	14,421,950	JPY	1,558,369,398	Deutsche Bank AG	01/24/20	62,436
USD	6,494,640	JPY	700,771,497	JPMorgan Chase Bank NA	01/24/20	37,417
USD	7,877,029	JPY	852,702,785	Morgan Stanley & Co. International plc	01/24/20	19,843
ZAR	165,097,000	USD	11,165,576	JPMorgan Chase Bank NA	01/30/20	578,564
AUD	29,099,000	USD	20,028,696	Bank of America NA	02/07/20	409,786
AUD	29,084,000	USD	20,099,461	Morgan Stanley & Co. International plc	02/07/20	328,485
CHF	18,326,000	USD	18,606,266	Deutsche Bank AG	02/14/20	386,375
GBP	27,889,000	USD	36,154,061	Barclays Bank plc	02/27/20	844,322
EUR	38,475,000	USD	42,614,721	BNP Paribas SA	03/05/20	709,756
CHF	18,313,000	USD	18,635,753	Deutsche Bank AG	03/06/20	370,854
EUR	13,686,000	USD	15,257,577	Deutsche Bank AG	03/06/20	154,446
AUD	46,865,000	USD	32,089,436	Morgan Stanley & Co. International plc	03/11/20	853,502
EUR	27,037,000	USD	30,160,693	UBS AG	03/12/20	298,055
NZD	12,082,000	USD	7,885,631	Morgan Stanley & Co. International plc	03/12/20	256,107
EUR	48,317,000	USD	53,723,479	Morgan Stanley & Co. International plc	03/13/20	711,982
NOK	116,352,000	USD	12,693,911	Morgan Stanley & Co. International plc	03/13/20	561,989
NZD	24,228,000	USD	15,842,520	Morgan Stanley & Co. International plc	03/13/20	484,324
AUD	23,505,000	USD	16,257,703	Morgan Stanley & Co. International plc	03/19/20	268,081
EUR	24,376,000	USD	27,211,631	Morgan Stanley & Co. International plc	03/19/20	261,916
AUD	23,371,000	USD	16,145,652	Morgan Stanley & Co. International plc	03/20/20	286,338
EUR	17,292,000	USD	19,308,444	Morgan Stanley & Co. International plc	03/20/20	182,187
AUD	23,592,000	USD	16,207,598	Morgan Stanley & Co. International plc	03/26/20	382,300
EUR	47,594,000	USD	53,389,250	Goldman Sachs International	03/26/20	277,235
AUD	23,367,000	USD	16,166,108	Bank of America NA	03/27/20	265,986
AUD	5,867,000	USD	4,054,586	Morgan Stanley & Co. International plc	03/27/20	71,194
NOK	589,100	CAD	85,986	Bank of America NA	03/27/20	881

CONSOLIDATED SCHEDULE OF INVESTMENTS	17

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation V.I. Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NOK	145,470,626	CAD	21,238,014	HSBC Bank plc	03/27/20	$213,689
ZAR	313,635,156	USD	21,595,605	HSBC Bank plc	04/03/20	528,477
RUB	456,133,300	USD	6,995,910	BNP Paribas SA	04/30/20	250,007
RUB	847,104,700	USD	13,032,380	JPMorgan Chase Bank NA	04/30/20	424,323
BRL	81,080,000	USD	19,756,335	Credit Suisse International	05/04/20	288,693
IDR	286,775,877,000	USD	20,047,248	JPMorgan Chase Bank NA	05/04/20	451,779
MXN	395,788,000	USD	20,133,686	Goldman Sachs International	05/04/20	423,477

						25,938,628

JPY	4,090,517,000	USD	38,019,901	Morgan Stanley & Co. International plc	01/09/20	(359,664)
USD	39,094,362	GBP	31,650,000	JPMorgan Chase Bank NA	01/10/20	(2,837,773)
USD	16,967,926	BRL	68,508,000	Credit Suisse International	01/15/20	(55,234)
USD	9,261,926	GBP	7,560,700	Deutsche Bank AG	01/16/20	(756,814)
USD	8,019,866	GBP	6,419,000	Morgan Stanley & Co. International plc	01/16/20	(485,998)
JPY	4,697,175,000	USD	43,548,749	JPMorgan Chase Bank NA	01/24/20	(266,874)
USD	24,729,854	BRL	102,848,000	Credit Suisse International	01/24/20	(820,542)
USD	6,011,544	BRL	25,049,503	Credit Suisse International	02/14/20	(206,654)
JPY	6,152,050,000	USD	57,021,678	Barclays Bank plc	02/28/20	(221,793)
USD	18,526,847	INR	1,346,346,000	Citibank NA	02/28/20	(275,048)
JPY	2,028,263,000	USD	18,795,807	Deutsche Bank AG	03/05/20	(63,053)
USD	16,918,725	CLP	13,585,736,000	Morgan Stanley & Co. International plc	03/05/20	(1,161,023)
USD	19,397,863	SGD	26,455,000	Citibank NA	03/05/20	(282,549)
USD	8,097,220	ZAR	121,159,000	BNP Paribas SA	03/05/20	(482,872)
USD	20,905,721	BRL	87,988,000	Deutsche Bank AG	03/06/20	(914,351)
USD	7,930,081	NZD	12,082,000	Morgan Stanley & Co. International plc	03/12/20	(211,658)
JPY	3,616,050,000	USD	33,464,490	Morgan Stanley & Co. International plc	03/13/20	(51,389)
USD	15,902,363	NZD	24,228,000	Morgan Stanley & Co. International plc	03/13/20	(424,481)
USD	37,880,069	JPY	4,126,329,000	Goldman Sachs International	03/26/20	(277,362)
CAD	21,324,000	NOK	145,877,484	Bank of America NA	03/27/20	(193,807)
USD	19,905,881	RUB	1,303,238,000	Bank of America NA	04/30/20	(796,739)
USD	19,233,780	BRL	81,080,000	Credit Suisse International	05/04/20	(811,248)
USD	19,901,171	IDR	286,775,877,000	JPMorgan Chase Bank NA	05/04/20	(597,855)
USD	19,817,342	MXN	395,788,000	Citibank NA	05/04/20	(739,820)

						(13,294,601)

Net Unrealized Appreciation						$12,644,027

Interest Rate Caps Purchased

Description	Exercise Rate	Counterparty	Expiration Date		Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
2Y-10Y CMS Index Cap	0.50%	Goldman Sachs International	02/27/20	USD	681,547	$36,429	$886,010	$(849,581)
2Y-10Y CMS Index Cap	0.50%	Goldman Sachs International	08/27/20	USD	687,929	543,175	1,754,220	(1,211,045)

						$579,604	$2,640,230	$(2,060,626)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date		Exercise Price		Notional Amount (000)	Value
Call
Consumer Discretionary Select Sector SPDR Fund	8,553	01/17/20	USD	126.00	USD	107,272	$1,197,420
iShares Russell 2000 ETF	1,027	01/17/20	USD	167.00	USD	17,014	151,996
Johnson & Johnson	305	01/17/20	USD	135.00	USD	4,449	342,363
SPDR S&P 500 ETF Trust	2,150	01/17/20	USD	310.00	USD	69,200	2,886,375
SPDR S&P 500 ETF Trust	6,146	01/17/20	USD	323.00	USD	197,815	1,674,785
SPDR S&P 500 ETF Trust	6,570	01/17/20	USD	330.00	USD	211,462	220,095
SPDR S&P 500 ETF Trust	7,079	01/17/20	USD	321.00	USD	227,845	2,859,916
Halliburton Co.	1,770	02/21/20	USD	23.00	USD	4,331	377,895

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation V.I. Fund

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date		Exercise Price		Notional Amount (000)	Value
Halliburton Co.	1,886	02/21/20	USD	22.00	USD	4,615	$541,282
Schlumberger Ltd.	2,171	02/21/20	USD	37.50	USD	8,727	765,278
Williams Cos., Inc. (The)	1,745	02/21/20	USD	23.00	USD	4,139	221,615
Valero Energy Corp.	844	03/20/20	USD	100.00	USD	7,904	141,792
BP plc	2,144	04/17/20	USD	39.00	USD	8,091	164,016
Marathon Petroleum Corp.	1,334	04/17/20	USD	62.50	USD	8,037	410,205

							11,955,033

Put
FedEx Corp.	666	01/17/20	USD	130.00	USD	10,071	7,326
SPDR S&P 500 ETF Trust	1,186	01/17/20	USD	303.00	USD	38,173	49,219
SPDR S&P 500 ETF Trust	4,018	01/17/20	USD	302.00	USD	129,323	154,693

							211,238

							$12,166,271

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Expiration Date		Exercise Price	Barrier Price/Range		Notional Amount (000)		Value
Call
EUR Currency	Up and In	Bank of America NA	05/25/20	CHF	1.16	CHF	1.16	EUR	533	$25,709
EUR Currency	Up and In	Bank of America NA	05/25/20	CHF	1.16	CHF	1.16	EUR	540	26,046
USD Currency	Down and In	Standard Chartered Bank	06/16/20	CNH	6.70	CNH	6.70	USD	1,622	261,582
EUR Currency	Up and In	Bank of America NA	08/25/20	CHF	1.17	CHF	1.17	EUR	533	30,702
EUR Currency	Up and In	Bank of America NA	08/25/20	CHF	1.17	CHF	1.17	EUR	540	31,105

										$375,144

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date		Exercise Price		Notional Amount (000)	Value
Call
Alphabet, Inc.	JPMorgan Chase Bank NA	15,936	01/17/20	USD	1,315.00	USD	21,307	$505,171
DAX Index	Goldman Sachs International	1,075	01/17/20	EUR	13,400.00	EUR	14,243	120,281
EURO STOXX 50 Index	Credit Suisse International	29,713	01/17/20	EUR	3,775.00	EUR	111,280	1,249,840
EURO STOXX 50 Index	Goldman Sachs International	5,015	01/17/20	EUR	3,775.00	EUR	18,782	210,950
FedEx Corp.	Credit Suisse International	117,960	01/17/20	USD	162.00	USD	17,837	45,294
JPMorgan Chase & Co.	Citibank NA	112,896	01/17/20	USD	136.00	USD	15,738	445,467
QUALCOMM, Inc.	Citibank NA	155,263	01/17/20	USD	82.00	USD	13,699	1,031,339
SPDR Gold Shares(a)	Morgan Stanley & Co. International plc	130,823	01/17/20	USD	142.00	USD	18,695	240,060
SPDR Gold Shares(a)	Morgan Stanley & Co. International plc	248,835	01/17/20	USD	145.00	USD	35,559	176,673
SPDR Gold Shares(a)	Societe Generale SA	155,747	01/17/20	USD	143.50	USD	22,256	182,375
Agilent Technologies, Inc.	Nomura International plc	118,463	02/21/20	USD	82.50	USD	10,106	598,238
Alibaba Group Holding Ltd.	Citibank NA	60,325	02/21/20	USD	190.00	USD	12,795	1,476,454
Alibaba Group Holding Ltd.	Societe Generale SA	47,272	02/21/20	USD	215.00	USD	10,026	349,813
Facebook, Inc.	UBS AG	119,582	02/21/20	USD	208.00	USD	24,544	933,390
Lowe’s Cos., Inc.	Nomura International plc	141,074	02/21/20	USD	123.00	USD	16,895	237,880
QUALCOMM, Inc.	Citibank NA	127,103	02/21/20	USD	90.00	USD	11,214	389,869
SPDR Gold Shares(a)	Societe Generale SA	284,940	02/21/20	USD	141.50	USD	40,718	974,281
SPDR Gold Shares(a)	Societe Generale SA	357,032	02/21/20	USD	143.00	USD	51,020	953,275
USD Currency	Deutsche Bank AG	—	02/26/20	JPY	110.00	USD	64,160	176,323
BP plc	Credit Suisse International	382,688	03/20/20	USD	40.00	USD	14,443	121,285
DAX Index	Credit Suisse International	1,107	03/20/20	EUR	14,000.00	EUR	14,667	78,849
DAX Index	Goldman Sachs International	869	03/20/20	EUR	13,600.00	EUR	11,513	185,935
Emerson Electric Co.	Citibank NA	279,932	03/20/20	USD	78.00	USD	21,348	586,483
EURO STOXX 50 Index	Credit Suisse International	2,275	03/20/20	EUR	3,600.00	EUR	8,520	538,061
EURO STOXX 50 Index	Credit Suisse International	5,011	03/20/20	EUR	3,900.00	EUR	18,767	160,756
EURO STOXX 50 Index	Goldman Sachs International	3,063	03/20/20	EUR	3,800.00	EUR	11,471	241,706
Home Depot, Inc. (The)	Nomura International plc	78,075	03/20/20	USD	225.00	USD	17,050	365,813

CONSOLIDATED SCHEDULES OF INVESTMENTS	19

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation V.I. Fund

OTC Options Purchased (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
SPDR Gold Shares(a)	Morgan Stanley & Co. International plc	426,574	03/20/20	USD	146.00	USD	60,957	$1,062,170
Lowe’s Cos., Inc.	Nomura International plc	84,795	04/17/20	USD	125.00	USD	10,155	307,382

								13,945,413

Put
USD Currency	Morgan Stanley & Co. International plc	—	01/08/20	JPY	108.00	USD	92,995	119,984
USD Currency	Bank of America NA	—	03/11/20	JPY	99.00	USD	47,869	5,646
USD Currency	UBS AG	—	03/11/20	JPY	102.00	USD	95,738	71,656
EUR Currency	Morgan Stanley & Co. International plc	—	03/17/20	USD	1.08	EUR	108,732	60,286
USD Currency	Bank of America NA	—	04/06/20	JPY	103.50	USD	34,505	88,915
USD Currency	Bank of America NA	—	04/30/20	RUB	63.00	USD	19,767	392,088
USD Currency	Bank of America NA	—	05/04/20	IDR	14,000.00	USD	19,767	236,675
USD Currency	Citibank NA	—	05/04/20	MXN	19.00	USD	19,767	232,424
USD Currency	Citibank NA	—	05/04/20	ZAR	14.40	USD	39,534	1,539,930
USD Currency	Citibank NA	—	05/04/20	TRY	5.70	USD	39,534	209,983
USD Currency	JPMorgan Chase Bank NA	—	05/04/20	BRL	3.93	USD	19,767	230,926
EUR Currency	Bank of America NA	—	07/23/20	USD	1.12	EUR	11,570	106,045

								3,294,558

								$17,239,971

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
5-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.30%	Semi-Annual	Goldman Sachs International	01/02/20	1.30%	USD	422,979	$42
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.08%	Semi-Annual	Bank of America NA	08/13/20	1.08%	USD	47,023	92,571

										92,613

Put
10-Year Interest Rate Swap	1.86%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	01/06/20	1.86%	USD	239,691	1,198,169
10-Year Interest Rate Swap	2.08%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	08/13/20	2.08%	USD	47,023	558,599

										1,756,768

										$1,849,381

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Agilent Technologies, Inc.	387	01/17/20	USD	82.50	USD	3,301	$(130,613)
Charles Schwab Corp. (The)	420	01/17/20	USD	47.00	USD	1,998	(60,900)
HCA Healthcare, Inc.	232	01/17/20	USD	145.00	USD	3,429	(98,600)
Halliburton Co.	1,770	02/21/20	USD	25.00	USD	4,331	(176,115)
Halliburton Co.	1,886	02/21/20	USD	24.00	USD	4,615	(281,957)
Schlumberger Ltd.	2,171	02/21/20	USD	42.50	USD	8,727	(195,390)
Williams Cos., Inc. (The)	1,745	02/21/20	USD	25.00	USD	4,139	(51,478)
Bristol-Myers Squibb Co.	681	03/20/20	USD	65.00	USD	4,371	(147,437)
Valero Energy Corp.	844	03/20/20	USD	110.00	USD	7,904	(21,944)
BP plc	2,144	04/17/20	USD	43.00	USD	8,091	(18,224)
Marathon Petroleum Corp.	1,334	04/17/20	USD	70.00	USD	8,037	(128,064)

							(1,310,722)

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation V.I. Fund

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
Home Depot, Inc. (The)	325	01/17/20	USD	210.00	USD	7,097	$(21,450)
McDonald’s Corp.	1,116	01/17/20	USD	190.00	USD	22,053	(41,850)
United Rentals, Inc.	273	01/17/20	USD	140.00	USD	4,553	(2,730)
United Rentals, Inc.	379	01/17/20	USD	135.00	USD	6,321	(2,843)

							(68,873)

							$(1,379,595)

OTC Barrier Options Written

Description	Type of Option	Counterparty	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Put
USD Currency	Down and In	Bank of America NA	04/06/20	JPY	100.00	JPY	96.50	USD	34,505	$(29,901)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
FedEx Corp.	Credit Suisse International	117,960	01/17/20	USD	190.00	USD	17,837	$(2,451)
JPMorgan Chase & Co.	Citibank NA	112,896	01/17/20	USD	146.00	USD	15,738	(30,475)
QUALCOMM, Inc.	Citibank NA	148,476	01/17/20	USD	86.00	USD	13,100	(500,848)
Raytheon Co.	Nomura International plc	34,404	01/17/20	USD	235.00	USD	7,560	(1,028)
SPDR Gold Shares(a)	Morgan Stanley & Co. International plc	142,191	01/17/20	USD	155.00	USD	20,319	(7,821)
UnitedHealth Group, Inc.	Morgan Stanley & Co. International plc	25,824	01/17/20	USD	275.00	USD	7,592	(518,373)
Agilent Technologies, Inc.	Nomura International plc	118,463	02/21/20	USD	88.50	USD	10,106	(202,695)
Alibaba Group Holding Ltd.	Citibank NA	60,325	02/21/20	USD	205.00	USD	12,795	(785,733)
Alibaba Group Holding Ltd.	Societe Generale SA	47,272	02/21/20	USD	235.00	USD	10,026	(73,508)
Facebook, Inc.	UBS AG	119,582	02/21/20	USD	223.00	USD	24,544	(320,769)
Lowe’s Cos., Inc.	Nomura International plc	141,074	02/21/20	USD	130.00	USD	16,895	(40,955)
QUALCOMM, Inc.	Citibank NA	127,103	02/21/20	USD	100.00	USD	11,214	(65,346)
USD Currency	Morgan Stanley & Co. International plc	—	03/05/20	ZAR	15.65	USD	19,922	(41,451)
EUR Currency	Morgan Stanley & Co. International plc	—	03/17/20	USD	1.15	EUR	108,732	(352,680)
BP plc	Credit Suisse International	382,688	03/20/20	USD	43.00	USD	14,443	(13,520)
Emerson Electric Co.	Citibank NA	279,932	03/20/20	USD	88.00	USD	21,348	(29,155)
Home Depot, Inc. (The)	Nomura International plc	78,075	03/20/20	USD	240.00	USD	17,050	(94,095)
SPDR Gold Shares(a)	Morgan Stanley & Co. International plc	142,191	03/20/20	USD	158.00	USD	20,319	(98,112)
Lowe’s Cos., Inc.	Nomura International plc	84,795	04/17/20	USD	135.00	USD	10,155	(94,970)
Comcast Corp.	Citibank NA	377,013	06/19/20	USD	40.00	USD	16,954	(2,233,802)

								(5,507,787)

Put
FedEx Corp.	Credit Suisse International	66,643	01/17/20	USD	130.00	USD	10,077	(7,325)
JPMorgan Chase & Co.	Citibank NA	84,686	01/17/20	USD	120.00	USD	11,805	(9,739)
Agilent Technologies, Inc.	Nomura International plc	59,231	02/21/20	USD	75.00	USD	5,053	(25,399)
Alibaba Group Holding Ltd.	Societe Generale SA	47,272	02/21/20	USD	190.00	USD	10,026	(85,014)
QUALCOMM, Inc.	Citibank NA	63,551	02/21/20	USD	76.00	USD	5,607	(34,200)
SPDR Gold Shares(a)	Societe Generale SA	142,470	02/21/20	USD	133.50	USD	20,359	(15,247)
USD Currency	Morgan Stanley & Co. International plc	—	03/05/20	ZAR	14.20	USD	19,922	(500,076)
USD Currency	UBS AG	—	03/11/20	JPY	99.00	USD	95,738	(11,291)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	325,604	03/13/20	JPY	3,832.77	JPY	1,314,789	(160,514)
TOPIX Banks Index	BNP Paribas SA	8,438,013	03/13/20	JPY	155.80	JPY	1,286,881	(517,394)
Emerson Electric Co.	Citibank NA	139,966	03/20/20	USD	65.00	USD	10,674	(59,255)
Home Depot, Inc. (The)	Nomura International plc	39,037	03/20/20	USD	205.00	USD	8,525	(127,400)
SPDR Gold Shares(a)	Morgan Stanley & Co. International plc	142,192	03/20/20	USD	134.00	USD	20,319	(44,685)
TOPIX Banks Index	Morgan Stanley & Co. International plc	7,508,605	04/10/20	JPY	157.82	JPY	1,145,137	(645,343)

CONSOLIDATED SCHEDULE OF INVESTMENTS	21

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation V.I. Fund

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
BP plc	Nomura International plc	685,015	04/17/20	USD	34.50	USD	25,852	$(342,076)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	175,329	09/11/20	JPY	3,820.96	JPY	707,979	(238,254)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	175,325	12/11/20	JPY	3,786.60	JPY	707,962	(393,608)
EURO STOXX Banks Index	Barclays Bank plc	109,438	06/18/21	EUR	103.00	EUR	10,584	(2,410,179)
EURO STOXX Banks Index	UBS AG	111,422	09/17/21	EUR	103.00	EUR	10,776	(2,579,417)

								(8,206,416)

								$(13,714,203)

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call

5-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.10%	Semi-Annual	Goldman Sachs International	01/02/20	1.10%	USD	422,979	$—
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	0.88%	Semi-Annual	Bank of America NA	08/13/20	0.88%	USD	231,315	(90,340)

										(90,340)

Put

10-Year Interest Rate Swap	2.01%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	01/06/20	2.01%	USD	239,691	(74,732)
2-Year Interest Rate Swap	1.88%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	08/13/20	1.88%	USD	231,315	(305,105)

										(379,837)

										$(470,177)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY33.V1	5.00%	Quarterly	12/20/24	USD	19,979	$(1,958,005)	$(1,328,109)	$(629,896)
CDX.NA.IG.33.V1	1.00%	Quarterly	12/20/24	USD	314,756	(8,265,292)	(7,273,286)	(992,006)

						$(10,223,297)	$(8,601,395)	$(1,621,902)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/ Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
ITRAXX.EUR.
CROSSOVER.32.V1 .	5.00%	Quarterly	12/20/24	CCC+	EUR	14,568	$2,253,919	$2,181,507	$72,412

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation V.I. Fund

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3 month BA	Semi-Annual	1.91%	Semi-Annual	07/09/21	CAD	13,672	$(17,784)	$—	$(17,784)
3 month BA	Semi-Annual	1.91%	Semi-Annual	07/09/21	CAD	246,674	(311,451)	—	(311,451)
1.55%	Semi-Annual	3 month LIBOR	Quarterly	09/27/24	USD	75,014	316,944	—	316,944
1.56%	Semi-Annual	3 month LIBOR	Quarterly	11/08/24	USD	114,911	1,022,360	—	1,022,360
3 month LIBOR	Quarterly	1.28%	Semi-Annual	11/29/24	USD	56,796	(1,253,651)	—	(1,253,651)
1.53%	Semi-Annual	3 month LIBOR	Quarterly	12/02/24	USD	113,590	1,143,261	—	1,143,261
3 month LIBOR	Quarterly	1.75%	Semi-Annual	11/08/29	USD	27,015	(385,826)	—	(385,826)

							$513,853	$—	$513,853

OTC Credit Default Swaps — Buy Protection

Reference Obligation/ Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
TUI AG	5.00%	Quarterly	Credit Suisse International	12/20/24	EUR	3,541	$(433,435)	$(341,745)	$(91,690)

OTC Total Return Swaps

Reference Entity	Fixed Amount Paid / (Received) by the Fund (a)		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
EURO STOXX Banks Index			Morgan Stanley & Co.
Futures March 2020	EUR	7,298,625	International plc	03/20/20	EUR	7,299	$(132,736)	$—	$(132,736)
S&P 500 Index Annual Dividend
Future December 2020	USD	1,895,013	Goldman Sachs International	12/18/20	USD	1,895	506,588	—	506,588
S&P 500 Index Annual Dividend
Future December 2021	USD	2,403,225	BNP Paribas SA	12/17/21	USD	2,403	683,100	—	683,100

							$1,056,952	$—	$1,056,952

(a)	At termination, the fixed amount paid (received) will be exchanged for the total return of the reference entity.

OTC Total Return Swaps (a)

Reference Entity	Counterparty	Termination Date	Net Notional	Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Citibank NA	02/24/23	$(8,469,490)	$(129,696)	(b)	$(8,589,296)	0.1%
	JPMorgan Chase Bank NA	02/08/23	(10,368,357)	(4,509,939)	(c)	(11,084,287)	0.1%

				$(4,639,635)		$(19,673,583)

(a)

The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 0-164 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

Intercontinental Exchange LIBOR:

USD 1 Week

USD 1 Month

USD Overnight Bank Funding Rate

(b)	Amount includes $(9,890) of net dividends and financing fees.

(c)	Amount includes $(3,794,009) of net dividends and financing fees.

CONSOLIDATED SCHEDULE OF INVESTMENTS	23

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation V.I. Fund

The following table represents the individual short positions and related values of equity securities underlying the total return swap with Citibank NA, as of December 31, 2019, expiration date 02/24/2023:

	Shares	Value	% of Basket Value

Reference Entity — Short
China
China Communications Services Corp. Ltd., Class H	(56,000)	$(40,823)	0.5%
China Everbright International Ltd.	(374,000)	(299,910)	3.5
China International Capital Corp. Ltd., Class H	(27,800)	(53,600)	0.6
China Molybdenum Co. Ltd., Class H	(636,000)	(272,884)	3.2
China Resources Gas Group Ltd.	(18,000)	(98,906)	1.1
China Resources Land Ltd.	(10,000)	(49,753)	0.6
China Vanke Co. Ltd., Class H	(31,100)	(132,676)	1.5
Haidilao International Holding Ltd.	(29,000)	(116,470)	1.4
Longfor Group Holdings Ltd.	(37,500)	(175,612)	2.0
Meituan Dianping, Class B	(24,100)	(314,894)	3.7
Pinduoduo, Inc., ADR	(10,480)	(396,354)	4.6
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	(50,500)	(152,407)	1.8
Xiaomi Corp., Class B	(511,200)	(707,949)	8.2
Yihai International Holding Ltd.	(10,000)	(58,702)	0.7
ZTE Corp., Class H	(47,000)	(143,852)	1.7
ZTO Express Cayman, Inc., ADR	(16,865)	(393,798)	4.6

		(3,408,590)

Germany
Volkswagen AG	(560)	(108,464)	1.3

Hong Kong
Sino Biopharmaceutical Ltd.	(343,000)	(479,863)	5.6

Macau
Galaxy Entertainment Group Ltd.	(75,000)	(552,121)	6.4

Poland
Polskie Gornictwo Naftowe i Gazownictwo SA	(97,897)	(111,660)	1.3

South Korea
Celltrion Healthcare Co. Ltd.	(7,270)	(331,233)	3.8
Korea Shipbuilding & Offshore Engineering Co. Ltd.	(2,202)	(239,610)	2.8
LG Display Co. Ltd.	(31,057)	(434,491)	5.1
Lotte Corp.	(7,726)	(259,683)	3.0

		(1,265,017)

Spain
Ferrovial SA	(6,548)	(198,386)	2.3

Taiwan
China Steel Corp.	(22,000)	(17,554)	0.2
Hotai Motor Co. Ltd.	(15,000)	(341,808)	4.0

		(359,362)

United States
Aptiv plc	(3,835)	(364,210)	4.2
Archer-Daniels-Midland Co.	(687)	(31,842)	0.4
Corteva, Inc.	(4,658)	(137,690)	1.6
Equinix, Inc.	(76)	(44,361)	0.5
Freeport-McMoRan, Inc.	(26,810)	(351,747)	4.1

	Shares	Value	% of Basket Value

United States (continued)
Hormel Foods Corp.	(12,214)	$(550,974)	6.4%
Marriott International, Inc., Class A	(1,150)	(174,144)	2.0
Nucor Corp.	(3,802)	(213,977)	2.5
Occidental Petroleum Corp.	(1,208)	(49,782)	0.6
T-Mobile US, Inc.	(857)	(67,206)	0.8
Tyson Foods, Inc., Class A	(1,317)	(119,900)	1.4

		(2,105,833)

Total Reference Entity — Short		(8,589,296)

Net Value of Reference Entity — Citibank NA		$(8,589,296)

The following table represents the individual short positions and related values of equity securities underlying the total return swap with JPMorgan Chase Bank NA, as of December 31, 2019, expiration date 02/08/2023:

Reference Entity — Short
Australia
Australia & New Zealand
Banking Group Ltd.	(1,189)	(20,506)	0.2
Origin Energy Ltd.	(35,865)	(212,652)	1.9
Transurban Group	(34,121)	(357,146)	3.2

		(590,304)

Brazil
Centrais Eletricas Brasileiras SA	(5,314)	(49,934)	0.5
Hapvida Participacoes e Investimentos SA	(15,878)	(252,614)	2.3
Lojas Americanas SA	(72)	(168)	(0.0)
Lojas Americanas SA (Preference)	(7,535)	(48,682)	0.4
Magazine Luiza SA	(15,595)	(184,340)	1.7
Suzano SA	(71,633)	(711,041)	6.4
TIM Participacoes SA	(3,348)	(12,909)	0.1

		(1,259,688)

Canada
Cenovus Energy, Inc.	(7,441)	(75,639)	0.7
Franco-Nevada Corp.	(890)	(91,903)	0.8
Saputo, Inc.	(2,969)	(91,913)	0.8

		(259,455)

China
Autohome, Inc., ADR	(1,454)	(116,334)	1.1
China Everbright International Ltd.	(211,000)	(169,201)	1.5
China Gas Holdings Ltd.	(45,200)	(169,238)	1.5
China Jinmao Holdings Group Ltd.	(276,000)	(214,864)	1.9
China Southern Airlines Co. Ltd., Class H	(1,020,000)	(685,827)	6.2
China State Construction International Holdings Ltd.	(644,000)	(584,698)	5.3
Dongfeng Motor Group Co. Ltd., Class H	(12,000)	(11,289)	0.1
Geely Automobile Holdings Ltd.	(306,000)	(599,120)	5.4
iQIYI, Inc., ADR	(32,984)	(696,292)	6.3
Shenzhou International Group Holdings Ltd.	(3,900)	(56,999)	0.5
Shimao Property Holdings Ltd.	(13,500)	(52,318)	0.5
Sunny Optical Technology Group Co. Ltd.	(7,700)	(133,411)	1.2

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation V.I. Fund

	Shares	Value	% of Basket Value

China (continued)
Trip.com Group Ltd., ADR	(780)	$(26,161)	0.2%

		(3,515,752)

Finland
Neste OYJ	(14,795)	(514,794)	4.6

Germany
Daimler AG (Registered)	(1,219)	(67,392)	0.6
Volkswagen AG (Preference)	(814)	(160,226)	1.5

		(227,618)

Hong Kong
Nine Dragons Paper Holdings Ltd.	(27,000)	(28,078)	0.3

Japan
LINE Corp.	(5,700)	(280,054)	2.5
M3, Inc.	(3,900)	(117,607)	1.0
Nippon Paint Holdings Co. Ltd.	(2,200)	(113,260)	1.0
Oracle Corp. Japan	(100)	(9,076)	0.1
Renesas Electronics Corp.	(22,200)	(151,669)	1.4
SoftBank Group Corp.	(600)	(26,050)	0.2
Sony Financial Holdings, Inc.	(4,100)	(98,420)	0.9
Taisei Corp.	(200)	(8,284)	0.1
Takeda Pharmaceutical Co. Ltd.	(200)	(7,910)	0.1

		(812,330)

Poland
mBank SA	(117)	(12,009)	0.1
Santander Bank Polska SA	(828)	(67,088)	0.6

		(79,097)

Singapore
Jardine Cycle & Carriage Ltd.	(3,400)	(76,034)	0.7

	Shares	Value	% of Basket Value

South Africa
Capitec Bank Holdings Ltd.	(921)	$(95,097)	0.9%
Shoprite Holdings Ltd.	(39,562)	(355,823)	3.2

		(450,920)

South Korea
Amorepacific Corp.	(3,852)	(266,635)	2.4
Hyundai Steel Co.	(8,191)	(222,076)	2.0
LG Display Co. Ltd.	(17,722)	(247,933)	2.2
Lotte Corp.	(1,437)	(48,300)	0.4
Samsung C&T Corp.	(338)	(31,645)	0.3
SK Hynix, Inc.	(2,518)	(204,808)	1.9

		(1,021,397)

United Kingdom
British American Tobacco plc	(4,907)	(208,558)	1.9
Royal Bank of Scotland Group plc	(67,736)	(217,293)	1.9

		(425,851)

United States
Advanced Micro Devices, Inc.	(11,330)	(519,594)	4.7
Conagra Brands, Inc.	(13,768)	(471,416)	4.3
Dominion Energy, Inc.	(2,547)	(210,943)	1.9
Edison International	(2,993)	(225,702)	2.0
Fox Corp., Class A	(8,957)	(330,257)	3.0
PPL Corp.	(185)	(6,638)	0.1
Southwest Airlines Co.	(249)	(13,441)	0.1
Sprint Corp.	(8,633)	(44,978)	0.4

		(1,822,969)

Total Reference Entity — Short		(11,084,287)

Net Value of Reference Entity — JPMorgan Chase Bank NA		$(11,084,287)

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
3 month BA	Canadian Bankers Acceptances	2.08%
3 month LIBOR	London Interbank Offered Rate	1.91%

Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps (a)	$2,181,507	$(8,601,395)	$2,554,977	$(3,590,614)	$—
OTC Swaps	—	(341,745)	1,189,688	(4,864,061)	—
Options Written	N/A	N/A	8,800,045	(2,519,048)	(15,593,876)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

CONSOLIDATED SCHEDULE OF INVESTMENTS	25

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation V.I. Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$710,726	$—	$437,729	$—	$1,148,455
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	25,938,628	—	—	25,938,628
Options purchased
Investments at value — unaffiliated(b)	—	—	25,935,361	3,846,025	2,428,985	—	32,210,371
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a).	—	72,412	—	—	2,482,565	—	2,554,977
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	1,189,688	—	—	—	1,189,688

	$—	$72,412	$27,835,775	$29,784,653	$5,349,279	$—	$63,042,119

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	—	—	24,232	—	637,055	—	661,287
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	13,294,601	—	—	13,294,601
Options written
Options written at value	—	—	14,188,300	935,399	470,177	—	15,593,876
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	1,621,902	—	—	1,968,712	—	3,590,614
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	433,435	4,772,371	—	—	—	5,205,806

	$—	$2,055,337	$18,984,903	$14,230,000	$3,075,944	$—	$38,346,184

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the year ended December 31, 2019, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(37,674,829)	$—	$(8,698,851)	$—	$(46,373,680)
Forward foreign currency exchange contracts	—	—	—	(3,014,011)	—	—	(3,014,011)
Options purchased(a)	—	—	(14,335,988)	(10,463,649)	8,709,361	—	(16,090,276)
Options written	—	—	22,079,576	6,051,943	(1,922,563)	—	26,208,956
Swaps	—	(885,267)	(6,785,595)	—	3,881,212	—	(3,789,650)

	$—	$(885,267)	$(36,716,836)	$(7,425,717)	$1,969,159	$—	$(43,058,661)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	(5,689,082)	—	730,352	—	(4,958,730)
Forward foreign currency exchange contracts	—	—	—	13,582,588	—	—	13,582,588
Options purchased(b)	—	—	28,679,582	(339,251)	(4,370,447)	—	23,969,884
Options written	—	—	25,823,742	527,901	4,746,715	—	31,098,358
Swaps	—	(1,855,235)	(7,959,955)	—	(8,180,609)	—	(17,995,799)

	$—	$(1,855,235)	$40,854,287	$13,771,238	$(7,073,989)	$—	$45,696,301

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation V.I. Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$558,432,366
Average notional value of contracts — short	271,744,130
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	383,629,566
Average amounts sold — in USD	755,329,759
Options:
Average value of option contracts purchased	28,962,258
Average value of option contracts written	28,091,612
Average notional value of swaption contracts purchased	476,890,070
Average notional value of swaption contracts written	743,261,902
Credit default swaps:
Average notional value — buy protection	90,384,578
Average notional value — sell protection	4,085,326
Interest rate swaps:
Average notional value — pays fixed rate	166,705,598
Average notional value — receives fixed rate	196,477,042
Total return swaps:
Average notional value	15,931,759

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$1,472,349	$326,663
Forward foreign currency exchange contracts	25,938,628	13,294,601
Options(a)	32,210,371	15,593,876
Swaps — Centrally cleared	504,703	—
Swaps — OTC(b)	1,189,688	5,205,806

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$61,315,739	$34,420,946
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(14,143,323)	(1,706,258)

Total derivative assets and liabilities subject to an MNA	$47,172,416	$32,714,688

(a)

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Consolidated Statement of Assets and Liabilities.

CONSOLIDATED SCHEDULE OF INVESTMENTS	27

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation V.I. Fund

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(d)
Bank of America NA	$2,270,754	$(1,415,892)	$(440,887)	$—	$413,975
Barclays Bank plc	844,322	(844,322)	—	—	—
BNP Paribas SA	1,762,226	(1,000,266)	—	(450,000)	311,960
Citibank NA	6,128,566	(5,175,666)	—	(952,900)	—
Credit Suisse International	2,482,778	(2,350,409)	—	(132,369)	—
Deutsche Bank AG	1,258,347	(1,258,347)	—	—	—
Goldman Sachs International	2,545,818	(277,362)	—	(1,440,000)	828,456
HSBC Bank plc	742,166	—	—	—	742,166
JPMorgan Chase Bank NA	15,867,342	(8,212,441)	—	(610,000)	7,044,901
Morgan Stanley & Co. International plc	6,046,687	(5,751,980)	—	—	294,707
Morgan Stanley & Co. International plc(e)	1,478,903	(150,618)	—	(1,328,285)	—
Nomura International plc	1,509,313	(928,618)	—	(580,695)	—
Societe Generale SA	349,813	(158,522)	—	(191,291)	—
Societe Generale SA(e)	2,109,931	(15,247)	—	(2,094,684)	—
Standard Chartered Bank	261,582	—	—	—	261,582
UBS AG	1,513,868	(1,513,868)	—	—	—

	$47,172,416	$(29,053,558)	$(440,887)	$(7,780,224)	$9,897,747

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged (f)	Cash Collateral Pledged	Net Amount of Derivative Liabilities (d)(g)
Bank of America NA	$1,415,892	$(1,415,892)	$—	$—	$—
Barclays Bank plc	2,631,972	(844,322)	(1,787,650)	—	—
BNP Paribas SA	1,000,266	(1,000,266)	—	—	—
Citibank NA	5,175,666	(5,175,666)	—	—	—
Credit Suisse International	2,350,409	(2,350,409)	—	—	—
Deutsche Bank AG	1,734,218	(1,258,347)	—	—	475,871
Goldman Sachs International	277,362	(277,362)	—	—	—
JPMorgan Chase Bank NA	8,212,441	(8,212,441)	—	—	—
Morgan Stanley & Co. International plc	5,751,980	(5,751,980)	—	—	—
Morgan Stanley & Co. International plc(e)	150,618	(150,618)	—	—	—
Nomura International plc	928,618	(928,618)	—	—	—
Societe Generale SA	158,522	(158,522)	—	—	—
Societe Generale SA(e)	15,247	(15,247)	—	—	—
UBS AG	2,911,477	(1,513,868)	(1,397,609)	—	—

	$32,714,688	$(29,053,558)	$(3,185,259)	$—	$475,871

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Represents derivatives owned by the BlackRock Cayman Global Allocation V.I. Fund I, Ltd., a wholly-owned subsidiary of the Fund. See Note 1 of the Notes to Consolidated Financial Statements.
(f)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(g)	Net amount represents the net amount payable due to the counterparty in the event of default.

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$193,953	$—	$—	$193,953
Australia	—	4,713,520	6,620,404	11,333,924
Austria	—	4,128,007	—	4,128,007
Belgium	—	6,043,484	—	6,043,484
Brazil	43,719,380	—	—	43,719,380
Canada	47,667,660	—	—	47,667,660
Chile	1,531,619	—	—	1,531,619
China	67,236,660	126,744,611	—	193,981,271
Czech Republic	2,384,194	—	—	2,384,194
Denmark	1,340,043	2,053,417	—	3,393,460
Finland	—	199,713	—	199,713
France	30,513,960	147,478,030	—	177,991,990
Germany	25,193,497	104,048,974	—	129,242,471
Hong Kong	—	48,757,610	—	48,757,610
India	2,314,578	78,918,175	—	81,232,753
Indonesia	—	3,944,451	—	3,944,451
Italy	—	107,787,766	—	107,787,766
Japan	—	319,793,256	—	319,793,256
Malaysia	—	1,088,153	—	1,088,153
Mexico	332,193	—	—	332,193
Netherlands	20,908,484	139,684,043	—	160,592,527
Poland	—	24,542	—	24,542
Portugal	—	2,432,558	—	2,432,558
Singapore	—	41,585,086	—	41,585,086
South Africa	368,963	713,886	—	1,082,849
South Korea	2,034,200	23,185,888	—	25,220,088
Spain	—	35,040,238	—	35,040,238
Sweden	—	1,397,645	—	1,397,645
Switzerland	—	86,099,478	—	86,099,478
Taiwan	2,525,670	90,794,276	—	93,319,946
Thailand	—	14,517,932	—	14,517,932
Turkey	72,723	147,020	—	219,743
United Arab Emirates	—	8,713,622	—	8,713,622
United Kingdom	4,514,511	96,412,566	8,388,029	109,315,106
United States	3,018,936,622	23,221,360	45,108	3,042,203,090
Corporate Bonds
Australia	—	—	35,315,969	35,315,969
Chile	—	3,020	—	3,020
China	—	4,800	—	4,800
France	—	6,047,395	—	6,047,395
Greece	—	6,630,360	—	6,630,360
India	—	56	—	56
Japan	—	15,407,626	—	15,407,626
Luxembourg	—	1,790,806	—	1,790,806
Netherlands	—	8,542,567	—	8,542,567
Singapore	—	5,082,512	—	5,082,512
Switzerland	—	3,968,109	—	3,968,109
Turkey	—	—	2,835,500	2,835,500
United Kingdom	—	2,853,781	—	2,853,781
United States	—	233,033,794	—	233,033,794
Floating Rate Loan Interests(a)	—	39,064,998	—	39,064,998
Foreign Government Obligations(a)	—	605,500,644	—	605,500,644
Investment Companies	152,156,636	—	—	152,156,636
Non-Agency Mortgage-Backed Securities(a)	—	6,645,940	—	6,645,940
Preferred Securities:

CONSOLIDATED SCHEDULE OF INVESTMENTS	29

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation V.I. Fund

	Level 1	Level 2	Level 3	Total
Brazil	$4,375,622	$—	$—	$4,375,622
Germany	—	23,654,582	—	23,654,582
Netherlands	—	2,795,739	—	2,795,739
United Kingdom	—	25,654,098	4,437	25,658,535
United States	17,501,723	42,205,249	38,424,685	98,131,657
Rights (a)	15,066	—	—	15,066
U.S. Government Sponsored Agency Securities	—	259,216,012	—	259,216,012
U.S. Treasury Obligations	—	814,617,933	—	814,617,933
Short-Term Securities:
Foreign Government Obligations (a)	—	241,790,223	—	241,790,223
Money Market Funds	12,096,488	—	—	12,096,488
Time Deposits (a)	—	1,736,976	—	1,736,976
U.S. Treasury Obligations	—	868,993,562	—	868,993,562
Options Purchased:
Equity contracts	12,166,271	13,769,090	—	25,935,361
Foreign currency exchange contracts	—	3,846,025	—	3,846,025
Interest rate contracts	—	2,428,985	—	2,428,985
Liabilities:
Investment Sold Short
Common Stocks:
Germany	—	(4,604,151)	—	(4,604,151)
United States	(12,551,382)	—	—	(12,551,382)

Subtotal	$3,457,549,334	$4,750,350,038	$91,634,132	$8,299,533,504

Investments valued at NAV (b)				117,733,383

Total Investments				$8,417,266,887

Derivative Financial Instruments (c)
Assets:
Credit contracts	$—	$72,412	$—	$72,412
Equity contracts	710,726	1,189,688	—	1,900,414
Foreign currency exchange contracts	—	25,938,628	—	25,938,628
Interest rate contracts	437,729	2,482,565	—	2,920,294
Liabilities:
Credit contracts	—	(1,713,592)	—	(1,713,592)
Equity contracts	(1,403,827)	(17,581,076)	—	(18,984,903)
Foreign currency exchange contracts	—	(14,230,000)	—	(14,230,000)
Interest rate contracts	(637,055)	(2,438,889)	—	(3,075,944)

	$(892,427)	$(6,280,264)	$—	$(7,172,691)

(a)	See above Consolidated Schedule of Investments for values in each country.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Preferred Securities	Total
Investments:
Assets:
Opening balance, as of December 31, 2018	$9,124,363	$42,178,532	$75,248,455	$126,551,350
Transfers into level 3	—	—	—	—
Transfers out of level 3	(3,292,168)	(1)	(33,371,425)	(36,663,594)
Accrued discounts/premiums	—	(39,893)	—	(39,893)
Net realized loss	(122,530)	(321,944)	(603,450)	(1,047,924)
Net change in unrealized appreciation (depreciation) (a)(b)	1,645,393	(186,190)	4,413,016	5,872,219
Purchases	8,230,667	1,289,424	11,674,312	21,194,403
Sales	(532,184)	(4,768,459)	(18,931,786)	(24,232,429)

Closing balance, as of December 31, 2019	$15,053,541	$38,151,469	$38,429,122	$91,634,132

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2019 (b)	$1,645,393	$(751,272)	$4,413,016	$5,307,137

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation V.I. Fund

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $4,440. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized (a)	Weighted Average of Unobservable Inputs Based on Fair Value
Common Stocks	$15,053,538	Income	Discount Rate	15%	—
		Market	Revenue Multiple	5.25x	—
			Volatility	38%	—
			Time to Exit	2.4	—
			Recent Transactions	—	—
Corporate Bonds	38,151,469	Income	Discount Rate	15%-30%	16%

Preferred Stocks(b)	38,424,685	Market	Revenue Multiple	5.25x-15.00x	9.96x
			Discount Rate	20%	—
			Time to Exit	0.5-2.4	1.5
			Volatility	38%	—
			Recent Transactions	—	—

	$91,629,692

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

For the period ended December 31, 2019, the valuation technique for investments classified as Preferred Stocks amounting to $8,123,572 changed to a Probability Weighted Expected Return Model. The investments were previously valued utilizing a Transaction Price approach. The change was due to consideration of the information that was available at the time the investments were valued.

See notes to consolidated financial statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS	31

Consolidated Statement of Assets and Liabilities

December 31, 2019

BlackRock Global Allocation V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $106,556,666) (cost — $7,458,354,183)	$8,207,108,783
Investments at value — affiliated (cost — $244,786,391)	227,313,637
Cash	24,007,358
Cash pledged:
Futures contracts	7,758,000
Centrally cleared swaps	7,155,000
Foreign currency at value (cost — $1,479,766)	1,495,733
Receivables:
Investments sold	52,811,867
Securities lending income — affiliated	51,676
Capital shares sold	1,194,048
Dividends — affiliated	19,451
Dividends — unaffiliated	7,215,012
Interest — unaffiliated	13,774,721
Variation margin on futures contracts	1,472,349
Variation margin on centrally cleared swaps	504,703
Unrealized appreciation on:
Forward foreign currency exchange contracts	25,938,628
OTC swaps	1,189,688
Prepaid expenses	97,058

Total assets	8,579,107,712

LIABILITIES
Investments sold short, at value (proceeds $16,894,129)	17,155,533
Cash received:
Collateral — OTC derivatives	9,160,012
Collateral — TBA commitments	421,000
Cash collateral on securities loaned at value	117,638,962
Options written at value (premium received $21,874,873)	15,593,876
Payables:
Investments purchased	261,237,270
Swaps	80,172
Capital shares redeemed	3,338,106
Deferred foreign capital gain tax	2,153,212
Distribution fees	1,464,212
Investment advisory fees	4,364,378
Directors’ and Officer’s fees	27,949
Other affiliates	58,082
Variation margin on futures contracts	326,663
Other accrued expenses	7,722,148
Swap premiums received	341,745
Unrealized depreciation on:
Forward foreign currency exchange contracts	13,294,601
OTC swaps	4,864,061

Total liabilities	459,241,982

NET ASSETS	$8,119,865,730

NET ASSETS CONSIST OF
Paid-in capital	$7,362,474,453
Accumulated earnings	757,391,277

NET ASSETS	$8,119,865,730

NET ASSET VALUE
Class I — Based on net assets of $1,192,769,048 and 69,709,871 shares outstanding, 400 million shares authorized, $0.10 par value	$17.11

Class II — Based on net assets of $224,158,582 and 13,148,534 shares outstanding, 200 million shares authorized, $0.10 par value	$17.05

Class III — Based on net assets of $6,702,938,100 and 463,244,600 shares outstanding, 1.5 billion shares authorized, $0.10 par value	$14.47

See notes to consolidated financial statements.

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Operations

Year Ended December 31, 2019

BlackRock Global Allocation V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$786,943
Dividends — unaffiliated	118,689,317
Interest — affiliated	1,293,381
Interest — unaffiliated	80,512,626
Securities lending income — affiliated — net	531,366
Foreign taxes withheld	(6,798,637)

Total investment income	195,014,996

EXPENSES
Investment advisory	53,870,321
Distribution — class specific	17,213,663
Transfer agent — class specific	16,564,219
Custodian	772,819
Accounting services	582,507
Printing	429,155
Directors and Officer	113,630
Professional	100,066
Board realignment and consolidation	41,997
Transfer agent	8,285
Miscellaneous	154,195

Total expenses excluding dividend expense	89,850,857
Dividends expense — unaffiliated	197,260

Total expenses	90,048,117
Less:
Fees waived and/or reimbursed by the Manager	(208,550)
Transfer agent fees waived and/or reimbursed — class specific	(10,653,903)

Total expenses after fees waived and/or reimbursed	79,185,664

Net investment income	115,829,332

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(6,131,489)
Investments — unaffiliated (net of $(127,007) foreign capital gain tax)	315,953,108
Forward foreign currency exchange contracts	(3,014,011)
Foreign currency transactions	(5,562,555)
Futures contracts	(46,373,680)
Options written	26,208,956
In-kind redemptions (a)	56,460,736
Short sales — unaffiliated	2,436,299
Swaps	(3,789,650)

336,187,714

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	8,389,483
Investments — unaffiliated (net of $(1,424,547) foreign capital gain tax)	931,609,321
Forward foreign currency exchange contracts	13,582,588
Foreign currency translations	188,879
Futures contracts	(4,958,730)
Options written	31,098,358
Short sales — unaffiliated	(5,683,366)
Swaps	(17,995,799)

956,230,734

Net realized and unrealized gain	1,292,418,448

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,408,247,780

(a)	See Note 2 of the Notes to Consolidated Financial Statements.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	33

Consolidated Statements of Changes in Net Assets

	BlackRock Global Allocation V.I. Fund
	Year Ended December 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$115,829,332	$136,500,439
Net realized gain	336,187,714	390,264,119
Net change in unrealized appreciation (depreciation)	956,230,734	(1,270,564,056)

Net increase (decrease) in net assets resulting from operations	1,408,247,780	(743,799,498)

DISTRIBUTIONS TO SHAREHOLDERS (a)
Class I	(53,305,190)	(107,089,999)
Class II	(9,837,909)	(10,743,144)
Class III	(342,314,609)	(383,334,181)

Decrease in net assets resulting from distributions to shareholders	(405,457,708)	(501,167,324)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(1,858,035,783)	(578,134,925)

NET ASSETS
Total decrease in net assets	(855,245,711)	(1,823,101,747)
Beginning of year	8,975,111,441	10,798,213,188

End of year	$8,119,865,730	$8,975,111,441

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Global Allocation V.I. Fund
	Class I
	Year Ended December 31
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$15.19	$17.26	$15.51	$15.09	$16.26

Net investment income (a)	0.26	0.26	0.22	0.22	0.22
Net realized and unrealized gain (loss)	2.45	(1.52)	1.92	0.40	(0.35)

Net increase (decrease) from investment operations	2.71	(1.26)	2.14	0.62	(0.13)

Distributions (b)
From net investment income	(0.22)	(0.17)	(0.22)	(0.20)	(0.19)
From net realized gain	(0.57)	(0.64)	(0.17)	—	(0.84)
From return of capital	—	—	—	—	(0.01)

Total distributions	(0.79)	(0.81)	(0.39)	(0.20)	(1.04)

Net asset value, end of year	$17.11	$15.19	$17.26	$15.51	$15.09

Total Return (c)
Based on net asset value	17.92%	(7.34)%	13.86%	4.11%	(0.89)%

Ratios to Average Net Assets (d)
Total expenses	0.74%	0.75%	0.72%	0.74%	0.75%

Total expenses after fees waived and/or reimbursed	0.73%	0.74%	0.72%	0.74%	0.73%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and broker fees and expenses on short sales	0.73%	0.73%	0.70%	0.73%	0.73%

Net investment income	1.60%	1.53%	1.32%	1.47%	1.32%

Supplemental Data
Net assets, end of year (000)	$1,192,769	$2,091,197	$2,306,034	$2,107,145	$1,994,371

Portfolio turnover rate	198%	144%	118%	135%	90%(e)

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

(d) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015

Investments in underlying funds	—%	0.01%	0.01%	—%	—%

(e)	Includes mortgage dollar roll transactions (“MDRs”). Excluding MDRs, the portfolio turnover rate would have been 88%.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	35

Consolidated Financial Highlights   (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation V.I. Fund
	Class II
	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$15.14	$17.21	$15.46	$15.04	$16.21

Net investment income (a)	0.23	0.23	0.19	0.20	0.19
Net realized and unrealized gain (loss)	2.44	(1.52)	1.93	0.40	(0.35)

Net increase (decrease) from investment operations	2.67	(1.29)	2.12	0.60	(0.16)

Distributions (b)
From net investment income	(0.19)	(0.14)	(0.20)	(0.18)	(0.16)
From net realized gain	(0.57)	(0.64)	(0.17)	—	(0.84)
From return of capital	—	—	—	—	(0.01)

Total distributions	(0.76)	(0.78)	(0.37)	(0.18)	(1.01)

Net asset value, end of year	$17.05	$15.14	$17.21	$15.46	$15.04

Total Return (c)
Based on net asset value	17.76%	(7.52)%	13.74%	3.96%	(1.05)%

Ratios to Average Net Assets (d)
Total expenses	1.02%	1.04%	1.00%	1.02%	1.02%

Total expenses after fees waived and/or reimbursed	0.88%	0.89%	0.87%	0.89%	0.88%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and broker fees and expenses on short sales	0.88%	0.88%	0.85%	0.88%	0.88%

Net investment income	1.41%	1.34%	1.17%	1.33%	1.17%

Supplemental Data
Net assets, end of year (000)	$224,159	$213,919	$258,564	$229,492	$256,964

Portfolio turnover rate	198%	144%	118%	135%	90%(e)

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

(d) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015

Investments in underlying funds	—%	0.01%	0.01%	—%	—%

(e)	Includes mortgage dollar roll transactions (“MDRs”). Excluding MDRs, the portfolio turnover rate would have been 88%.

See notes to consolidated financial statements.

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation V.I. Fund
	Class III
	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$12.95	$14.84	$13.37	$13.04	$14.19

Net investment income (a)	0.19	0.19	0.17	0.16	0.15
Net realized and unrealized gain (loss)	2.08	(1.31)	1.66	0.34	(0.30)

Net increase (decrease) from investment operations	2.27	(1.12)	1.83	0.50	(0.15)

Distributions (b)
From net investment income	(0.18)	(0.13)	(0.19)	(0.17)	(0.15)
From net realized gain	(0.57)	(0.64)	(0.17)	—	(0.84)
From return of capital	—	—	—	—	(0.01)

Total distributions	(0.75)	(0.77)	(0.36)	(0.17)	(1.00)

Net asset value, end of year	$14.47	$12.95	$14.84	$13.37	$13.04

Total Return (c)
Based on net asset value	17.67%	(7.58)%	13.71%	3.81%	(1.14)%

Ratios to Average Net Assets (d)
Total expenses	1.14%	1.14%	1.13%	1.12%	1.12%

Total expenses after fees waived and/or reimbursed	0.98%	0.99%	1.00%	0.99%	0.98%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and broker fees and expenses on short sales	0.98%	0.98%	0.98%	0.98%	0.98%

Net investment income	1.32%	1.28%	1.15%	1.22%	1.07%

Supplemental Data
Net assets, end of year (000)	$6,702,938	$6,669,996	$8,233,615	$8,139,218	$8,869,288

Portfolio turnover rate	198%	144%	118%	135%	90%(e)

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

(d) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015

Investments in underlying funds	—%	0.01%	0.01%	—%	—%

(e)	Includes mortgage dollar roll transactions (“MDRs”). Excluding MDRs, the portfolio turnover rate would have been 88%.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	37

Notes to Consolidated Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The consolidated financial statements presented are for BlackRock Global Allocation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the accounts of BlackRock Cayman Global Allocation V.I. Fund I, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $73,029,621, which is 0.9% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/ with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-Kind Redemptions: The Fund transferred securities and cash to shareholders in connection with an in-kind redemption transaction. For financial reporting purposes, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the redemption. For the year ended December 31, 2019, the Fund had in-kind redemptions of $911,810,826. For tax purposes, no gains or losses were recognized.

Net gains and losses resulting from such in-kind redemptions, which are included in the Consolidated Statement of Operations were as follows:

Investments — unaffiliated	$57,099,610
Forward foreign currency exchange contracts	(259,642)
Written options	(379,232)
Total	$56,460,736

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements   (continued)

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Recent Accounting Standards: The Fund has adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Fund has changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Fund applied the amendments on a modified retrospective basis beginning with the fiscal period ended December 31, 2019. The adjusted cost basis of securities at December 31, 2018 is $9,345,810,586. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value (“NAV”) of the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	39

Notes to Consolidated Financial Statements   (continued)

be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements   (continued)

As of December 31, 2019, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends, as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	41

Notes to Consolidated Financial Statements   (continued)

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, a fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Consolidated Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the Consolidated Schedule of Investments. A fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. A fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Consolidated Statement of Operations. A fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as broker fees and expenses on short sales in the Consolidated Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common or preferred stocks in the Fund’s Consolidated Schedule of Investments, and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements   (continued)

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Barclays Capital, Inc.	$1,400,148	$(1,400,148)	$—
Citigroup Global Markets, Inc.	27,658,991	(27,658,991)	—
Credit Suisse Securities (USA) LLC	10,468,306	(10,468,306)	—
Deutsche Bank Securities, Inc.	6,506,060	(6,506,060)	—
Goldman Sachs & Co.	12,873,421	(12,873,421)	—
JP Morgan Securities LLC	46,367,398	(46,367,398)	—
Morgan Stanley & Co. LLC	1,282,342	(1,282,342)	—

	$106,556,666	$(106,556,666)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Consolidated Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Consolidated Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Consolidated Statement of Assets and Liabilities.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	43

Notes to Consolidated Financial Statements   (continued)

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Consolidated Statement of Assets and Liabilities.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Interest rate caps and floors — Interest rate caps and floors are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that the Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

•	Barrier options — The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

•

Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements   (continued)

seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Consolidated Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	45

Notes to Consolidated Financial Statements   (continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $6 Billion	0.65%
$6 Billion - $8 Billion	0.61
$8 Billion - $10 Billion	0.59
$10 Billion - $15 Billion	0.57
Greater than $15 Billion	0.55

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Distribution Fees

Class II	0.15%
Class III	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder distribution services to the Fund. The ongoing distribution fee compensates BRIL and each broker-dealer for providing shareholder distribution related services to shareholders.

For the year ended December 31, 2019, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

Distribution Fees
Class II	$328,579
Class III	16,885,084
$17,213,663

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent — class specific in the Consolidated Statement of Operations. For the year ended December 31, 2019, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Consolidated Statement of Operations.

For the year ended December 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	$1,133,545
Class II	442,704
Class III	14,987,970
$16,564,219

Expense Limitations, Waivers and Reimbursements: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitations described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended December 31, 2019, the amount waived was $17,141.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Company, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements   (continued)

of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended December 31, 2019, the Manager waived $191,409 in investment advisory fees pursuant to this arrangement.

For the year ended December 31, 2019, the Fund reimbursed the Manager $115,496 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

The Manager has contractually agreed to reimburse certain transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.07%
Class II	0.07
Class III	0.07

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific in the Consolidated Statement of Operations. For the year ended December 31, 2019, class specific expense waivers and/or reimbursements were as follows:

Transfer Agent Fees Waived and/or Reimbursed
Class I	$ 108,602
Class II	289,251
Class III	10,256,050
$ 10,653,903

The Manager has contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class II	1.40
Class III	1.50

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2019, there were no fees waived and/or reimbursed by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Consolidated Statement of Operations. For the year ended December 31, 2019, the Fund paid BIM $110,673 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	47

Notes to Consolidated Financial Statements   (continued)

lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2019, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Consolidated Statement of Operations.

7.	PURCHASES AND SALES

For the year ended December 31, 2019, purchases and sales of investments, including paydowns and excluding short-term securities and in-kind redemptions, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$6,684,748,056	$7,210,449,288
U.S. Government Securities	8,464,735,541	9,529,491,842

For the year ended December 31, 2019, sales related to in-kind redemptions were $867,789,633.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to income recognized from a wholly owned Subsidiary and in-kind redemptions were reclassified to the following accounts:

Paid-in capital	$52,260,170
Accumulated earnings	(52,260,170)

The tax character of distributions paid was as follows:

	12/31/19	12/31/18
Ordinary income	$307,763,094	$91,433,239
Long-term capital gains	97,694,614	409,734,085

	$405,457,708	$501,167,324

As of period end, the tax components of accumulated earnings were as follows:

Undistributed long-term capital gains	$91,781,515

Net unrealized gains (a)	665,609,762

$757,391,277

(a)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the accounting for swap agreements, the classification of investments, investment in a wholly owned Subsidiary and dividends recognized for tax purposes.

48	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements   (continued)

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$7,728,313,485

Gross unrealized appreciation	$901,397,811
Gross unrealized depreciation	(189,310,857)

Net unrealized appreciation	$712,086,954

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2019, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	49

Notes to Consolidated Financial Statements   (continued)

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/19		Year Ended 12/31/18
	Shares	Amount	Shares	Amount
Class I
Shares sold	4,995,044	$82,768,726	10,941,451	$185,931,630
Shares issued in reinvestment of distributions	2,991,028	50,879,664	6,174,089	95,191,192
Shares redeemed	(75,955,193)	(1,254,809,730)	(13,006,417)	(221,542,400)

Net increase (decrease)	(67,969,121)	$(1,121,161,340)	4,109,123	$59,580,422

Class II
Shares sold	219,540	$3,637,138	764,329	$13,069,294
Shares issued in reinvestment of distributions	580,600	9,837,910	698,218	10,743,143
Shares redeemed	(1,781,414)	(29,175,794)	(2,359,206)	(39,963,707)

Net decrease	(981,274)	$(15,700,746)	(896,659)	$(16,151,270)

Class III
Shares sold	4,496,421	$63,308,040	7,408,038	$108,800,864
Shares issued in reinvestment of distributions	23,779,931	342,314,610	29,081,385	383,334,183
Shares redeemed	(79,939,440)	(1,126,796,347)	(76,302,859)	(1,113,699,124)

Net decrease	(51,663,088)	$(721,173,697)	(39,813,436)	$(621,564,077)

Total Net Decrease	(120,613,483)	$(1,858,035,783)	(36,600,972)	$(578,134,925)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

50	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Global Allocation V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. (the “Fund”), including the consolidated schedule of investments, as of December 31, 2019, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	51

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

CNH	Chinese Yuan Offshore

CNY	Chinese Yuan

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

IDR	Indonesian Rupiah

INR	Indian Rupee

JPY	Japanese Yen

MXN	Mexican Peso

NOK	Norwegian Krone

NZD	New Zealand Dollar

RUB	New Russian Ruble

SGD	Singapore Dollar

TRY	Turkish Lira

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviations

ADR	American Depositary Receipts

BA	Canadian Bankers Acceptances

CVA	Certification Van Aandelon (Dutch Certificate)

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

NASDAQ	National Association of Securities Dealers Automated

OTC	Over-the-counter

PCL	Public Company Limited

PIK	Payment-In-Kind

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SOFR	Secured Overnight Financing Rate

SPDR	Standard & Poor’s Depositary Receipts

52	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

DECEMBER 31, 2019

2019 Annual Report

BlackRock Variable Series Funds, Inc.

•	BlackRock Government Money Market V.I. Fund

Not FDIC Insured - May Lose Value - No Bank Guarantee

Money Market Overview  For the 12-Month Period Ended December 31, 2019

2019 is officially in the books--as the year progressed, investors witnessed a pivot from the Fed hiking rates in 2018 to delivering 0.25% cuts in July, September and October to the Federal Funds target rate, which ended the year in a range of 1.50%--1.75%. Prompting these cuts, in our view, were concerns about slowing global growth amid uncertainties associated with geopolitical events, including U.S.-China trade tensions, and muted inflation. We believe such concerns were also reflected in the slope of the U.S. Treasury yield curve between three months and 10 years, which was periodically inverted during 2019. However, even as the U.S. economy began to exhibit signs of softness, a strong labor market and rising consumer spending helped keep the economic expansion intact, with the support of the Fed’s more accommodative policy. The future path for the Federal Funds rate looks to be stable for the foreseeable future as the Fed has acknowledged, in our opinion, a relatively high bar for further policy action.

Another notable event this year was the bout of temporary excessive volatility in the repurchase agreement (“repo”) market in mid-September, which was due in part to a prior contraction in excess reserves in the banking system and outsized deposit flow activity related to corporate tax payments and the settlement of Treasury obligations. This situation prompted the Fed to inject a substantial amount of liquidity into the financial system during the balance of the year. Specifically, the Fed conducted regular overnight and term repo operations (known as temporary open market operations), and also began purchasing Treasury bills beginning at a rate of $60 billion per month in order to support the flow of funds and help maintain control over short-term interest rates. The dislocations in the repo market highlighted, in our opinion, the need for the Fed to determine the appropriate level of excess reserves in the post financial crisis regulatory environment.

In July, the U.S. debt ceiling was again suspended, and net new Treasury bill issuance exceeded $250 billion in 2019. That said, the expanded footprint by the Fed in the Treasury bill market, in our view, contributed to a reduction in investable supply available to the public and, in part, caused a contraction in the relative value of such instruments during the latter part of the year.

Another important development in 2019 included the government-sponsored agencies, having been guided by regulatory agencies, issuing floating rate notes indexed to the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities, and the reference rate generally expected to replace the London Interbank Offered Rate (“LIBOR”). In addition to the agency notes referenced to SOFR, some large financial institutions also issued certificates of deposit and commercial paper linked to this index, and demand for such obligations was generally strong. Sticking on the topic of demand, asset flows into money market mutual funds and short duration bond funds were strong while primary market investment grade issuance was reportedly down rather markedly. This technical backdrop supported spreads in credit instruments during the year, and we believe this dynamic should continue to play out in 2020. Similar to 2018, we witnessed seasonal spread widening of the three-month LIBOR overnight-indexed swap spread, a general proxy for bank funding stress. In our opinion, issuers appeared willing to pay up in terms of additional yield spread to secure their funding needs over stress periods such as corporate tax payment days and balance sheet reporting dates, including most importantly year end, as investors paid close attention to the funding markets for clues to monetary system pressures.

With the market pricing in little action for further interest rate cuts, the Fed providing liquidity to the market during stress periods, assets continuing to flow into money market funds, and tentative optimism over the near-term outlook for global trade, we consider 2019 historic in many ways.

Looking ahead, as of the end of December, futures contracts were priced for less than one rate cut during 2020, with recent Fed comments reinforcing that policy is in a good place. We believe this market pricing to be slightly overdone, and we do not expect a further cut to the federal funds rate at this time—barring any adverse economic events.

In our opinion, we expect publicly available investable Treasury bill supply will remain negative into the first few months of 2020 as the Fed is expected to remain an active buyer of Treasury bills and potentially Treasury coupons in 2020. We also expect that investment grade corporate bond issuance will be flat to down for the year ahead as issuers may have already taken advantage of a flat-to-inverted yield curve in 2019. Finally, we look for the three-month LIBOR overnight-indexed swap spread to return to the historical average range of around 0.19%— 0.25% as credit instruments, in our view, appear more attractive relative to short-dated Treasuries. Furthermore, we expect LIBOR to reset lower over the turn of the new year.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019	BlackRock Government Money Market V.I. Fund

Investment Objective

BlackRock Government Money Market V.I. Fund’s (the “Fund”) investment objective is to seek to preserve capital, maintain liquidity and achieve the highest possible current income consistent with the foregoing.

Fund Information

CURRENT SEVEN-DAY YIELDS

	7-Day SEC Yield	7-Day Yield
BlackRock Government Money Market V.I. Fund	1.40%	1.40%

The 7-Day SEC Yields may differ from the 7-Day Yields shown above due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
U.S. Government Sponsored Agency Obligations	48%
Repurchase Agreements	31
U.S. Treasury Obligations	18
Other Assets Less Liabilities	3

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on July 1, 2019 and held through December 31, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,008.90	$1.52	$1,000.00	$1,023.69	$1.53	0.30%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

FUND SUMMARY	3

Schedule of Investments December 31, 2019	BlackRock Government Money Market V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

U.S. Government Sponsored Agency Obligations — 47.6%
Federal Farm Credit Bank Discount Notes(a):
1.35%, 01/17/20	USD	1,485	$1,483,403
1.40%, 01/23/20		435	434,447
1.43%, 01/29/20		305	304,507
1.46%, 02/04/20		910	907,963
1.49%, 02/21/20		865	862,120
1.54%, 03/03/20		760	757,356
1.54%, 03/10/20		1,650	1,642,758
1.55%, 03/24/20		1,365	1,357,730
1.60%, 06/26/20		2,030	2,011,635
1.60%, 06/30/20		690	683,721
1.58%, 08/14/20		770	762,266
1.57%, 09/28/20		460	454,460
Federal Farm Credit Bank Variable Rate Notes(b):
(LIBOR USD 1 Month - 0.05%), 1.64%, 02/04/20		2,000	2,000,000
(LIBOR USD 1 Month - 0.05%), 1.66%, 02/07/20		1,900	1,899,998
(LIBOR USD 1 Month - 0.01%), 1.74%, 06/18/20		240	239,998
(LIBOR USD 1 Month + 0.00%), 1.76%, 06/19/20		1,000	1,000,217
(LIBOR USD 1 Month + 0.00%), 1.79%, 06/26/20		1,000	999,986
(LIBOR USD 1 Month - 0.04%), 1.68%, 09/11/20		510	509,990
(LIBOR USD 1 Month + 0.03%), 1.76%, 12/14/20		1,025	1,024,960
(SOFR + 0.11%), 1.64%, 01/15/21		705	705,000
(LIBOR USD 1 Month + 0.05%), 1.78%, 04/16/21		1,185	1,185,000
(US Treasury 3 Month Bill Money Market Yield + 0.26%), 1.79%, 06/17/21		795	794,885
(LIBOR USD 1 Month + 0.16%), 1.87%, 07/01/21		645	645,000
(US Treasury 3 Month Bill Money Market Yield + 0.23%), 1.75%, 07/08/21		455	455,000
(LIBOR USD 1 Month + 0.11%), 1.82%, 07/09/21		260	260,000
(LIBOR USD 1 Month + 0.13%), 1.84%, 10/08/21		300	300,000
(LIBOR USD 1 Month + 0.11%), 1.85%, 11/12/21		225	225,000
(SOFR + 0.19%), 1.73%, 11/18/21		375	375,000
Federal Home Loan Bank Bonds:
1.56%, 05/01/20		1,185	1,184,792
1.60%, 05/13/20		750	749,979
1.59%, 05/14/20		525	524,956
Federal Home Loan Bank Discount Notes(a):
0.51%, 01/03/20		1,465	1,464,862
1.15%, 01/08/20		2,565	2,564,052
1.23%, 01/10/20		875	874,633
1.33%, 01/15/20		1,705	1,703,886
1.35%, 01/17/20		155	154,892
1.39%, 01/21/20		1,390	1,388,722
1.39%, 01/22/20		2,465	2,462,654
1.41%, 01/24/20		450	449,526
1.43%, 01/31/20		1,070	1,068,605
1.46%, 02/05/20		1,350	1,347,975
1.46%, 02/06/20		1,050	1,048,341
1.46%, 02/07/20		2,570	2,565,593
1.47%, 02/13/20		365	364,204
1.48%, 02/14/20		2,725	2,719,774
1.48%, 02/19/20		640	638,633

Security		Par (000)	Value

U.S. Government Sponsored Agency Obligations (continued)
1.49%, 02/21/20	USD	235	$234,477
1.54%, 03/11/20		3,715	3,703,584
1.55%, 03/18/20		1,665	1,659,166
1.55%, 03/20/20		2,365	2,355,191
1.55%, 03/25/20		970	965,749
1.56%, 04/03/20		255	253,963
1.57%, 04/06/20		600	597,456
1.57%, 04/08/20		1,330	1,323,899
1.57%, 04/15/20		1,185	1,179,339
1.57%, 04/24/20		615	611,849
1.58%, 05/06/20		3,570	3,550,395
1.59%, 06/05/20		1,090	1,082,636
1.60%, 06/25/20		785	778,975
1.59%, 07/06/20		300	297,530
1.58%, 08/14/20		1,200	1,188,022
Federal Home Loan Bank Variable Rate Notes(b):
(LIBOR USD 1 Month - 0.04%), 1.71%, 01/14/20		520	520,000
(SOFR + 0.01%), 1.55%, 01/17/20		795	795,000
(SOFR + 0.05%), 1.59% - 1.59%, 01/17/20		910	910,000
(SOFR + 0.01%), 1.55%, 02/21/20		475	475,000
(LIBOR USD 1 Month - 0.06%), 1.72%, 02/24/20		1,085	1,085,000
(LIBOR USD 1 Month - 0.04%), 1.75%, 02/25/20		900	900,000
(LIBOR USD 1 Month - 0.04%), 1.70%, 04/17/20		3,480	3,479,816
(SOFR + 0.02%), 1.56%, 05/22/20		450	450,000
(SOFR + 0.04%), 1.58%, 06/19/20		415	415,000
(LIBOR USD 1 Month + 0.01%), 1.72%, 07/10/20		1,645	1,645,000
(SOFR + 0.08%), 1.62%, 07/24/20		265	265,000
(LIBOR USD 1 Month - 0.03%), 1.66%, 08/04/20		560	560,000
(SOFR + 0.03%), 1.57%, 08/21/20		245	245,000
(SOFR + 0.11%), 1.64%, 10/01/20		990	990,000
(SOFR + 0.12%), 1.66%, 10/07/20		500	500,000
(SOFR + 0.13%), 1.67%, 10/16/20		4,220	4,220,000
(LIBOR USD 3 Month - 0.13%), 1.80%, 12/21/20		1,350	1,350,000
(SOFR + 0.05%), 1.59%, 01/22/21		310	310,000
(SOFR + 0.04%), 1.58%, 02/09/21		310	310,000
(SOFR + 0.12%), 1.65%, 03/12/21		890	890,000
(SOFR + 0.17%), 1.71%, 04/09/21		870	870,000
(SOFR + 0.08%), 1.62%, 07/08/21		650	650,000
(SOFR + 0.09%), 1.63%, 09/10/21		1,580	1,580,000
Federal Home Loan Mortgage Corp. Discount Notes(a):
1.35%, 01/17/20		325	324,730
1.54%, 03/10/20		635	633,113
1.55%, 03/18/20		2,850	2,840,003
1.58%, 05/19/20		650	646,135
Federal National Mortgage Association
Discount Notes, 1.41%, 01/24/20(a)		680	679,335

Total U.S. Government Sponsored Agency Obligations - 47.6% (Cost: $95,878,842)			95,878,842

U.S. Treasury Obligations — 17.7%

U.S. Treasury Bills(a):
2.04%, 01/02/20		2,500	2,499,858
1.36%, 01/23/20		255	254,746
1.38%, 01/28/20		2,000	1,997,645

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Government Money Market V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

U.S. Treasury Obligations (continued)

1.44%, 02/13/20	USD	5,255	$5,244,012
1.48%, 02/20/20		115	114,705
1.48%, 02/27/20		3,975	3,963,125
1.52%, 04/09/20		1,350	1,343,749
1.53%, 04/23/20		3,345	3,320,221
1.53%, 05/07/20		1,425	1,417,283
1.55%, 05/28/20		1,135	1,127,660
1.54%, 09/10/20		455	449,436
U.S. Treasury Notes:
2.25%, 03/31/20		395	395,191
1.38%, 04/30/20		1,435	1,433,999
(US Treasury 3 Month Bill Money Market Yield + 0.03%), 1.56%, 04/30/20(b)		3,000	2,999,974
2.38%, 04/30/20		800	801,345
1.50%, 05/15/20		385	384,256
3.50%, 05/15/20		1,235	1,242,568
1.50%, 05/31/20		380	379,455
1.63%, 06/30/20		45	44,948

Security		Par (000)	Value

U.S. Treasury Obligations (continued)

(US Treasury 3 Month Bill Money Market Yield + 0.04%), 1.57%, 07/31/20(b)	USD	505	$504,693
(US Treasury 3 Month Bill Money Market Yield + 0.05%), 1.57%, 10/31/20(b)		3,000	2,997,398
2.63%, 11/15/20		530	534,472
1.63%, 11/30/20		210	209,923
2.00%, 11/30/20		125	125,382
(US Treasury 3 Month Bill Money Market Yield + 0.14%), 1.66%, 04/30/21(b)		170	169,816
(US Treasury 3 Month Bill Money Market Yield + 0.22%), 1.75%, 07/31/21(b)		1,000	1,000,000
(US Treasury 3 Month Bill Money Market Yield + 0.30%), 1.83%, 10/31/21(b)		590	590,643

Total U.S. Treasury Obligations — 17.7% (Cost: $35,546,503)			35,546,503

Total Repurchase Agreements — 31.5% (Cost: $63,500,000)			63,500,000

Total Investments — 96.8% (Cost: $194,925,345)(c)			194,925,345

Other Assets Less Liabilities — 3.2%			6,392,736

Net Assets — 100.0%			$201,318,081

(a)	Rates are the current rate or a range of current rates as of period end.
(b)	Variable rate security. Rate shown is the rate in effect as of period end.
(c)	Cost for U.S. federal income tax purposes.

Repurchase Agreements

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, At Value
Bank of America Securities, Inc.	1.57%		12/31/19	01/02/20	$11,000	$11,000	$11,000,959	U.S. Government Sponsored Agency Obligation, 3.81%, due 11/20/69	$10,172,603	$11,220,000

BNP Paribas SA	1.58		12/31/19	01/02/20	6,000	6,000	6,000,527	U.S. Government Sponsored Agency Obligations and U.S. Treasury Obligations, 0.00% to 6.50%, due 01/16/20 to 07/20/49	8,949,939	6,120,167

Goldman Sachs & Co. LLC	1.58		12/31/19	01/02/20	4,000	4,000	4,000,351	U.S. Government Sponsored Agency Obligations, 3.00% to 8.00%, due 04/15/21 to 06/20/49	16,890,685	4,081,610

JP Morgan Securities LLC	1.55		12/31/19	01/02/20	3,000	3,000	3,000,258	U.S. Treasury Obligation, 0.00%, due 05/15/48 .	6,185,379	3,060,000
	1.93	(a)	12/31/19	02/06/20	3,500	3,500	3,506,952	U.S. Government Sponsored Agency Obligations, 0.60% to 5.00%, due 11/25/38 to 02/16/53	159,150,520	3,612,218

Total JP Morgan Securities LLC						$6,500				$ 6,672,218

SCHEDULES OF INVESTMENTS	5

Schedule of Investments (continued) December 31, 2019	BlackRock Government Money Market V.I. Fund

Repurchase Agreements (continued)

	Repurchase Agreements						Collateral
Counterparty	Coupon Rate	Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, At Value
Mizuho Securities USA LLC	1.57%	12/31/19	01/02/20	$9,000	$9,000	$ 9,000,785	U.S. Government Sponsored Agency Obligations, 2.13% to 3.50%, due 08/25/25 to 11/20/49	$ 25,312,907	$ 9,450,001

Societe Generale SA	1.55	12/31/19	01/02/20	9,000	9,000	9,000,775	U.S. Treasury Obligations, 0.00% to 2.88%, due 01/30/20 to 05/15/39	8,851,499	9,180,000

TD Securities USA LLC	1.55	12/31/19	01/02/20	13,000	13,000	13,001,119	U.S. Treasury Obligation, 2.38%, due 03/15/22	12,948,100	13,260,013

Wells Fargo Securities LLC	1.55	12/31/19	01/02/20	5,000	5,000	5,000,431	U.S. Treasury Obligation, 2.25%, due 02/15/27	4,915,200	5,100,004

					$63,500				$ 65,084,013

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities (a)	$—	$194,925,345	$—	$194,925,345

(a)	See above Schedule of Investments for values in each security type.

. See notes to financial statements.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2019

BlackRock Government Money Market V.I. Fund

ASSETS
Investments at value — unaffiliated (cost — $131,425,345)	$131,425,345
Cash	6,485,637
Repurchase agreements at value (cost — $63,500,000)	63,500,000
Receivables:
Capital shares sold	101,982
Interest — unaffiliated	112,388
Prepaid expenses	2,016

Total assets	201,627,368

LIABILITIES
Payables:
Accounting services fees	18,897
Capital shares redeemed	178,283
Investment advisory fees	22,021
Directors’ and Officer’s fees	2,492
Other affiliates	1,263
Professional fees	45,329
To the Manager	163
Transfer agent fees	32,648
Other accrued expenses	8,191

Total liabilities	309,287

NET ASSETS	$201,318,081

NET ASSETS CONSIST OF
Paid-in capital	$201,298,563
Accumulated earnings	19,518

NET ASSETS	$201,318,081

NET ASSET VALUE
Class I — Based on net assets of $201,318,081 and 201,298,099 shares outstanding, 3.3 billion shares authorized, $0.10 par value	$1.00

See notes to financial statements.

FINANCIAL STATEMENTS	7

Statement of Operations

Year Ended December 31, 2019

BlackRock Government Money Market V.I. Fund

INVESTMENT INCOME
Interest — unaffiliated	$4,532,847

Total investment income	4,532,847

EXPENSES
Investment advisory	1,002,505
Transfer agent	125,331
Professional	50,432
Accounting services	41,648
Printing	38,450
Custodian	13,586
Directors and Officer	10,525
Registration	87
Miscellaneous	7,499

Total expenses	1,290,063
Less:
Fees waived and/or reimbursed by the Manager	(568,227)
Transfer agent fees waived and/or reimbursed	(120,332)

Total expenses after fees waived and/or reimbursed	601,504

Net investment income	3,931,343

REALIZED GAIN
Net realized gain from investments	4,798

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,936,141

See notes to financial statements.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Government Money Market V.I. Fund
	Year Ended December 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,931,343	$2,388,212
Net realized gain	4,798	6,346

Net increase in net assets resulting from operations	3,936,141	2,394,558

DISTRIBUTIONS TO SHAREHOLDERS (a)
Decrease in net assets resulting from distributions to shareholders	(3,931,343)	(2,388,212)

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of shares	90,279,997	163,742,133
Reinvestments of distributions	3,926,355	2,388,212
Cost of shares redeemed	(92,332,532)	(178,847,247)
Shares issued in reorganization	–	76,491,419

Net increase in net assets derived from capital share transactions	1,873,820	63,774,517

NET ASSETS

Total increase in net assets	1,878,618	63,780,863
Beginning of year	199,439,463	135,658,600

End of year	$201,318,081	$199,439,463

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	9

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Government Money Market V.I. Fund

	Class I

	Year Ended December 31,
	2019		2018	2017		2016		2015

Net asset value, beginning of year	$1.00		$1.00	$1.00		$1.00		$1.00

Net investment income	0.0196		0.0160	0.0064		0.0013		0.0000(a)
Net realized gain (loss)	0.0000	(a)	(0.0001)	0.0000	(a)	0.0000	(a)	0.0001

Net increase from investment operations	0.0196		0.0159	0.0064		0.0013		0.0001

Distributions (b)
From net investment income	(0.0196)		(0.0159)	(0.0064)		(0.0013)		(0.0000)(c)
From net realized gain	(0.0000	)(c)	—	(0.0000	)(c)	(0.0000	)(c)	(0.0001)

Total distributions	(0.0196)		(0.0159)	(0.0064)		(0.0013)		(0.0001)

Net asset value, end of year	$1.00		$1.00	$1.00		$1.00		$1.00

Total Return (d)
Based on net asset value	1.98%		1.61%	0.65%		0.13%		0.01%

Ratios to Average Net Assets
Total expenses	0.64%		0.80%(e)	0.72%		0.62%		0.61%

Total expenses after fees waived and/or reimbursed	0.30%		0.30%(e)	0.30%		0.30%		0.18%

Net investment income	1.96%		1.60%	0.63%		0.13%		0.00%

Supplemental Data
Net assets, end of year (000)	$201,318		$199,439	$135,659		$151,523		$152,118

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.72% and 0.29%, respectively.

See notes to financial statements.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Government Money Market V.I. Fund (the “Fund”). The Fund is classified as diversified.

The Fund operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. The Fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Prior Year Reorganization: The Board of Directors of the Company (the “Board”) and the Board of Trustees of State Farm Variable Product Trust and shareholders of the State Farm Money Market Fund (the “Target Fund”) approved the reorganization of the Target Fund into the Fund. As a result, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued Class I Shares of the Fund.

Each shareholder of the Target Fund received shares of the Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Target Fund shares, as determined at the close of business on October 26, 2018, less the costs of the Target Fund’s reorganization.

The reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amount and at the following conversion ratio:

Target Fund	Shares Prior to Reorganization	Conversion Ratio	Government Money Market V.I. Fund’s Share Class	Shares of Government Money Market V.I. Fund
State Farm Money Market Fund	76,492,521	1.00	Class I	76,492,521

The Target Fund’s net assets and composition of net assets on October 26, 2018, the valuation date of the reorganization were as follows:

Target Fund	Net Assets	Paid-In Capital	Accumulated Earnings
State Farm Money Market Fund	$76,491,419	$76,491,419	$—

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the Fund before the reorganization were $124,850,847. The aggregate net assets of the Fund immediately after the reorganization amounted to $201,342,266. The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
State Farm Money Market Fund	$76,881,766	$76,881,766

The purpose of the transaction was to combine the assets of the Target Fund with the assets of the Fund. The reorganization was a tax-free event and was effective on October 29, 2018.

Assuming the reorganization had been completed on January 1, 2018, the beginning of the fiscal reporting period of the Fund, the pro forma results of operations for the year ended December 31, 2018, are as follows:

•	Net investment income: $2,749,789

•	Net realized gain on investments: $6,346

•	Net increase in net assets resulting from operations: $2,756,135

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since October 29, 2018.

Reorganization costs incurred by the Fund in connection with the reorganization were expensed by the Fund.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

NOTES TO FINANCIAL STATEMENTS	11

Notes to Financial Statements  (continued)

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized on an accrual basis.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are distributed at least annually and are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its NAV per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the BlackRock Global Valuation Methodologies Committee’s assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Repurchase agreements may be traded bilaterally, in a tri-party arrangement or may be centrally cleared through a sponsoring agent. Subject to the custodial undertaking associated with a tri-party repurchase arrangement and for centrally cleared repurchase agreements, a third party custodian maintains accounts to hold collateral for the fund and its counterparties. Typically, the fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or the fund, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, the fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by the fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the fund would recognize a liability with respect to such excess collateral. The liability reflects the fund’s obligation under bankruptcy law to return the excess to the counterparty.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets.

Average Daily Net Assets	Investment Advisory Fees

First $1 Billion	0.500%
$1 Billion — $2 Billion	0.450
$2 Billion — $3 Billion	0.400
$3 Billion — $4 Billion	0.375
$4 Billion — $7 Billion	0.350
$7 Billion — $10 Billion	0.325
$10 Billion — $15 Billion	0.300
Greater than $15 Billion	0.290

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent. For the year ended December 31, 2019, the Fund did not pay any amounts to affiliates in return for these services.

Expense Limitations, Waivers and Reimbursements: The Manager has voluntarily agreed to waive a portion of its investment advisory fees and/or reimburse operating expenses to enable the Fund to maintain minimum levels of daily net investment income if applicable. These amounts, if any, are reported in the Statement of Operations as fees waived and/or reimbursed by the Manager. The Manager may discontinue the waiver and/or reimbursement at any time. For the year ended December 31, 2019, there were no fees waived and/or reimbursed by the Manager under this agreement.

For the year ended December 31, 2019, the Fund reimbursed the Manager $2,846 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”), to 0.30% of average daily net assets of Class I Shares. The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2021, unless approved by the Board, including a majority of the directors who are not “interested persons” of the Company, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2019, the Manager waived $568,227 and reimbursed $120,332, which is included in fees waived and/or reimbursed by the Manager and transfer agent fees waived and/or reimbursed, respectively, in the Statement of Operations.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

6.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	12/31/19	12/31/18
Ordinary income	$3,931,343	$2,388,212

As of period end, the tax components of accumulated earnings were as follows:

Undistributed ordinary income	$19,518

NOTES TO FINANCIAL STATEMENTS	13

Notes to Financial Statements  (continued)

7.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

8.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	Year Ended 12/31/19		Year Ended 12/31/18
	Shares	Amount	Shares	Amount
Class I
Shares sold	90,266,065	$90,279,997	163,742,133	$163,742,133
Shares issued in reinvestment of distributions	3,926,355	3,926,355	2,388,212	2,388,212
Shares issued in reorganization	—	—	76,492,521	76,491,419
Shares redeemed	(92,332,532)	(92,332,532)	(178,847,247)	(178,847,247)

Net increase	1,859,888	$1,873,820	63,775,619	$63,774,517

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Government Money Market V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Government Money Market V.I. Fund of BlackRock Variable Series Funds, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	15

Glossary of Terms Used in this Report

Currency

USD	United States Dollar

Portfolio Abbreviations

LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

DECEMBER 31, 2019

2019 Annual Report

BlackRock Variable Series Funds, Inc.

•	BlackRock International Index V.I. Fund

Not FDIC Insured - May Lose Value - No Bank Guarantee

Fund Summary as of December 31, 2019	BlackRock International Index V.I. Fund

Investment Objective

The investment objective of the BlackRock International Index V.I. Fund (the “Fund”) is to seek to match the performance of the MSCI EAFE Index (Europe, Australasia, Far East) (the “MSCI EAFE Index” or the “Underlying Index”) in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2019, the Fund’s Class I Shares returned 21.58%. The MSCI EAFE Index returned 22.01% for the same period. The MSCI EAFE Index is a free-float adjusted, market-capitalization weighted index designed to measure equity performance of developed markets, excluding the United States and Canada.

Describe the market environment?

In the first quarter of 2019, eurozone equity markets all advanced but to varying degrees as the recovery in equity market sentiment from 2018 lows occurred despite slowing economic activity across the region. Partially contributing to the bullish sentiment was the European Central Bank’s (“ECB”) reaffirmation of accommodative monetary policy and announcement of a new round of targeted longer-term refinancing operations. Within the eurozone, Germany underperformed amid continued weakness in the manufacturing and export sectors. Elsewhere in the eurozone, Italy outperformed major European countries despite two consecutive quarters of real gross domestic product contraction and political uncertainty as first quarter macro trends were relatively constructive. The U.K. equity component rallied and contributed the most to MSCI EAFE Index’s total return despite ongoing Brexit uncertainty.

In Asia-Pacific, Japan underperformed as uncertainty around U.S. trade protectionism, an upcoming sales-tax hike, and low levels of growth weighed on sentiment. Still, continued monetary support by the Bank of Japan and a global risk-on appetite benefited the country’s equity market. The yen fell -3.7% from intra-quarter highs, a tailwind for export names. Elsewhere, Hong Kong rallied amid a rebound in mainland Chinese sentiment.

In the second quarter of 2019, European equity markets contributed to just over three-quarters of the MSCI EAFE Index’s total return. Sentiment in the region was also supported by accommodative monetary policy, the increased expectations of further stimulus, higher than normal capacity utilization rates, and labor markets near full employment. Within the eurozone, Germany and France outperformed while Finland and Luxembourg underperformed.

Australia outperformed in the Asia-Pacific region as a decline in economic growth was driven by a June rate cut. Japan underperformed the benchmark but registered in positive territory as investors balanced risk-on bids for the yen, trade tensions, and declining export volumes.

In the third quarter of 2019 within the eurozone, Germany underperformed and contributed the most to the MSCI EAFE Index’s decline. Belgium was the best-performing country in the eurozone due to an outsized gain in materials giant Umicore. Eurozone economic activity showed signs of synchronized deceleration. This prompted an aggressive response from the ECB, which announced a stimulus package that included a rate cut, resumption of quantitative easing, and a two-tier excess liquidity system for banks. Simultaneously, the ECB cut both its growth and inflation forecasts, and lowered its forward guidance. In the United Kingdom, continued Brexit uncertainty drove volatility throughout the quarter ahead of the October 31 deadline. Parliament passed legislation that forced the government to ask for an extension if it could not reach a deal with the European Union (“EU”), which buoyed the sterling. Separately, the Bank of England remained on hold despite economic weakness.

In Asia-Pacific, Japanese equities outperformed despite deteriorating economic conditions and an impending sales-tax hike. However, Japanese President Abe and U.S. President Donald Trump reached a limited trade agreement that removed the threat of tariffs on Japan’s auto exports for the time being. Elsewhere, Hong Kong underperformed amid mounting political unrest.

In the fourth quarter of 2019, the United Kingdom outperformed and contributed the most to the MSCI EAFE Index’s overall total return amid a dense quarter of Brexit developments. Prime Minister Boris Johnson was able to agree to a new Brexit deal with the EU in October, but the October 31 deadline was pushed back to January 31, 2020 due to a stalemate in Parliament. On continental Europe, both France and Germany outperformed the MSCI EAFE Index. Economic activity in Europe was better than in recent quarters, with the perceived easing in trade tensions – both between the United States and China, and the United States and EU – contributing to positive sentiment. Monetary policy remained accommodative, and the ECB resumed balance sheet expansion. Despite the easy monetary policy, the incremental increase in economic activity helped foster positive expectations.

In Asia-Pacific, Japan, Hong Kong and Australia recorded positive gains but underperformed the MSCI EAFE Index. Ongoing tensions in Hong Kong and unimpressive growth out of China weighed on the region.

All sectors returned positive results in the MSCI EAFE Index (in USD) in 2019. Top contributors were information technology (+37.93%), health care (+31.32%), and industrials (+27.02%). Bottom contributors for the year were energy +(8.13%), communication services (+13.03%), and real estate (+15.38%).

Describe recent portfolio activity.

During the 12-month period, as changes were made to the composition of the MSCI EAFE Index, the Fund purchased and sold securities to maintain its objective of matching the risks and return of the Underlying Index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the Underlying Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock International Index V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.
(b)

Under normal circumstances, the Fund invests at least 90% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI EAFE Index. On October 29, 2018, the Fund acquired all of the assets and assumed certain stated liabilities of the International Equity Index Fund (the “Predecessor Fund”), a series of State Farm Variable Product Trust, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization; accordingly, the Fund assumed the performance and financial history of the Predecessor Fund upon completion of the Reorganization.

(c)	A free float-adjusted, market-capitalization weighted index designed to measure equity performance of developed markets, excluding the United States and Canada.

Performance Summary for the Period Ended December 31, 2019

		Average Annual Total Returns (a)
	6-Month Total Returns (a)	1 Year	5 Years	10 Years
Class I (b)(c)	6.62%	21.58%	5.59%	5.16%
MSCI EAFE Index	7.01	22.01	5.67	5.50

(a)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)

Average annual and cumulative total returns are based on changes in net asset value (“NAV”) for the periods shown, and assume reinvestment of all distributions at NAV on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(c)

On October 29, 2018, the Fund acquired all of the assets and assumed certain stated liabilities of the Predecessor Fund, a series of State Farm Variable Product Trust, through a tax-free Reorganization. The Predecessor Fund is the performance and accounting survivor of the Reorganization; accordingly, the Fund assumed the performance and financial history of the Predecessor Fund upon completion of the Reorganization.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	3

Fund Summary as of December 31, 2019 (continued)	BlackRock International Index V.I. Fund

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio

Class I	$1,000.00	$1,066.20	$1.41	$1,000.00	$1,023.84	$1.38	0.27%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). See “Disclosure of Expenses” on page 5 for further information on how expenses were calculated.

Portfolio Information

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
Japan	24%
United Kingdom	14
France	11
Switzerland	10
Germany	9
Australia	8
Netherlands	5
Hong Kong	3
Spain	3
Denmark	2
Italy	2
Sweden	2
Finland	1
Singapore	1
Other(a)	4
Short-Term Securities	1
Other Assets Less Liabilities	—	(b)

(a)	Includes holdings within countries that are 1% or less of net assets. Please refer to Schedule of Investments for such countries.
(b)	Represents less than 1% of the Fund’s net assets.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2019 and held through December 31, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	5

Schedule of Investments December 31, 2019	BlackRock International Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.5%

Australia — 7.5%
AGL Energy Ltd.	8,720	$125,512
Alumina Ltd.	32,547	52,570
AMP Ltd.	38,804	52,199
APA Group(a)	15,688	122,122
Aristocrat Leisure Ltd.	7,677	181,401
ASX Ltd.	2,574	141,725
Aurizon Holdings Ltd.	26,460	97,106
AusNet Services	24,028	28,653
Australia & New Zealand Banking Group Ltd.	36,921	636,739
Bendigo & Adelaide Bank Ltd.	6,467	44,376
BHP Group Ltd.	38,721	1,060,270
BHP Group plc	27,769	650,736
BlueScope Steel Ltd.	6,737	71,356
Boral Ltd.	15,587	49,038
Brambles Ltd.	20,738	170,688
Caltex Australia Ltd.	3,273	78,043
Challenger Ltd.	7,310	41,598
CIMIC Group Ltd.	1,293	30,062
Coca-Cola Amatil Ltd.	6,738	52,325
Cochlear Ltd.	765	120,569
Coles Group Ltd.(b)	15,349	159,779
Commonwealth Bank of Australia	23,201	1,301,526
Computershare Ltd.	6,136	72,343
Crown Resorts Ltd.	4,428	37,333
CSL Ltd.	5,940	1,151,660
Dexus	14,431	118,793
Flight Centre Travel Group Ltd.	739	22,857
Fortescue Metals Group Ltd.	18,159	136,889
Goodman Group	21,548	202,491
GPT Group (The)	23,998	94,529
Harvey Norman Holdings Ltd.	7,026	20,067
Incitec Pivot Ltd.	21,046	47,019
Insurance Australia Group Ltd.	30,864	165,836
Lendlease Group(a)	7,681	94,964
Macquarie Group Ltd.	4,205	407,230
Magellan Financial Group Ltd.	1,613	64,625
Medibank Pvt Ltd.	36,617	81,151
Mirvac Group	49,339	110,435
National Australia Bank Ltd.	37,785	653,836
Newcrest Mining Ltd.	10,261	216,702
Oil Search Ltd.	18,232	92,966
Orica Ltd.	5,028	77,534
Origin Energy Ltd.	23,388	138,673
Qantas Airways Ltd.	9,644	48,071
QBE Insurance Group Ltd.	17,230	155,698
Ramsay Health Care Ltd.	2,172	110,507
REA Group Ltd.	701	50,925
Rio Tinto Ltd.	4,767	337,265
Rio Tinto plc	14,810	876,678
Santos Ltd.	23,541	135,430
Scentre Group	70,831	190,624
SEEK Ltd.	4,434	70,180
Sonic Healthcare Ltd.	5,750	115,937
South32 Ltd.	65,922	124,468
Stockland	32,369	105,023
Suncorp Group Ltd.	16,779	152,418
Sydney Airport(a)	14,680	89,192
Tabcorp Holdings Ltd.	25,426	80,832
Telstra Corp. Ltd.	55,346	137,479
TPG Telecom Ltd.	4,934	23,248
Transurban Group(a)	35,045	366,818
Treasury Wine Estates Ltd.	9,555	108,839

Security	Shares	Value

Australia (continued)
Vicinity Centres	43,755	$76,530
Washington H Soul Pattinson & Co. Ltd.	1,455	21,950
Wesfarmers Ltd.	14,796	429,997
Westpac Banking Corp.	45,365	774,687
WiseTech Global Ltd.	1,912	31,399
Woodside Petroleum Ltd.	12,269	296,647
Woolworths Group Ltd.	16,407	416,138
Worley Ltd.	4,337	46,851

		14,650,157

Austria — 0.2%
ANDRITZ AG	968	41,614
Erste Group Bank AG(b)	3,943	148,108
OMV AG	1,958	109,697
Raiffeisen Bank International AG	1,968	49,258
Verbund AG	920	46,170
voestalpine AG	1,524	42,269

		437,116

Belgium — 1.0%
Ageas	2,267	134,054
Anheuser-Busch InBev SA/NV	9,986	817,857
Colruyt SA	799	41,657
Galapagos NV(b)	573	119,326
Groupe Bruxelles Lambert SA	1,073	113,224
KBC Group NV	3,211	242,092
Proximus SADP	2,022	57,938
Solvay SA	973	113,250
Telenet Group Holding NV	601	27,017
UCB SA	1,657	131,855
Umicore SA	2,633	128,317

		1,926,587

Chile — 0.0%
Antofagasta plc	5,243	63,481

China — 0.4%
BeiGene Ltd., ADR(b)(c)	441	73,100
BOC Hong Kong Holdings Ltd.	49,000	170,100
Budweiser Brewing Co. APAC Ltd.(b)(d)	15,700	52,990
Prosus NV(b)	6,388	478,088
Yangzijiang Shipbuilding Holdings Ltd.	31,700	26,424

		800,702

Colombia — 0.0%
Millicom International Cellular SA, SDR(c)	1,307	62,767

Denmark — 1.8%
AP Moller — Maersk A/S, Class A	50	67,774
AP Moller — Maersk A/S, Class B	87	125,475
Carlsberg A/S, Class B	1,422	212,214
Chr Hansen Holding A/S	1,315	104,500
Coloplast A/S, Class B	1,580	196,016
Danske Bank A/S	8,480	137,192
Demant A/S(b)	1,342	42,263
DSV Panalpina A/S	2,847	328,126
Genmab A/S(b)	853	189,710
H Lundbeck A/S	927	35,440
ISS A/S	2,222	53,317
Novo Nordisk A/S, Class B	23,193	1,344,007
Novozymes A/S, Class B	2,698	132,028
Orsted A/S(d)	2,479	256,390
Pandora A/S	1,323	57,552
Tryg A/S	1,607	47,642

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock International Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Denmark (continued)
Vestas Wind Systems A/S	2,485	$251,001

		3,580,647

Finland — 1.1%
Elisa OYJ	1,891	104,466
Fortum OYJ	5,906	145,780
Kone OYJ, Class B	4,475	292,611
Metso OYJ(b)	1,399	55,268
Neste OYJ	5,519	192,034
Nokia OYJ	73,865	273,217
Nokian Renkaat OYJ	1,554	44,696
Nordea Bank Abp	41,869	338,750
Orion OYJ, Class B	1,385	64,142
Sampo OYJ, Class A	5,810	253,683
Stora Enso OYJ, Class R	7,327	106,613
UPM-Kymmene OYJ	7,026	243,763
Wartsila OYJ Abp	5,901	65,227

		2,180,250

France — 11.1%
Accor SA	2,301	108,006
Aeroports de Paris	395	78,208
Air Liquide SA	6,182	876,427
Airbus SE	7,648	1,122,461
Alstom SA(b)	2,522	119,843
Amundi SA(d)	804	63,224
Arkema SA	915	97,839
Atos SE	1,264	105,624
AXA SA	25,492	720,308
BioMerieux	551	49,124
BNP Paribas SA	14,742	876,236
Bollore SA	11,639	50,861
Bouygues SA	2,914	124,215
Bureau Veritas SA	3,526	92,176
Capgemini SE	2,116	258,797
Carrefour SA	7,725	129,924
Casino Guichard Perrachon SA	735	34,380
Cie de Saint-Gobain	6,365	260,748
Cie Generale des Etablissements Michelin SCA	2,240	275,652
CNP Assurances	2,282	45,469
Covivio	612	69,505
Credit Agricole SA	15,172	220,773
Danone SA	8,093	672,091
Dassault Aviation SA	33	43,309
Dassault Systemes SE	1,736	286,311
Edenred	3,130	162,211
Eiffage SA	1,063	121,955
Electricite de France SA	7,785	86,867
Engie SA	23,800	385,520
EssilorLuxottica SA	3,701	562,294
Eurazeo SE	537	36,860
Eutelsat Communications SA	2,321	37,724
Faurecia SE	1,009	54,776
Gecina SA	601	107,593
Getlink SE	5,858	102,134
Hermes International	415	310,880
ICADE	379	41,268
Iliad SA(c)	353	45,915
Ingenico Group SA	788	85,717
Ipsen SA	501	44,472
JCDecaux SA	990	30,589
Kering SA	991	652,985
Klepierre SA	2,717	103,365
Legrand SA	3,529	288,192

Security	Shares	Value

France (continued)
L’Oreal SA	3,309	$978,496
LVMH Moet Hennessy Louis Vuitton SE	3,643	1,697,470
Natixis SA	12,518	55,762
Orange SA	25,971	381,675
Pernod Ricard SA	2,780	497,447
Peugeot SA	7,820	188,283
Publicis Groupe SA	2,776	125,868
Remy Cointreau SA	300	36,848
Renault SA	2,559	121,520
Safran SA	4,290	662,631
Sanofi	14,778	1,484,117
Sartorius Stedim Biotech	374	62,079
Schneider Electric SE	7,274	747,329
SCOR SE	1,940	81,666
SEB SA	300	44,618
Societe Generale SA	10,671	372,396
Sodexo SA	1,160	137,469
Suez	4,361	66,083
Teleperformance	768	187,636
Thales SA	1,414	147,134
TOTAL SA	31,403	1,742,569
Ubisoft Entertainment SA(b)	1,039	71,985
Unibail-Rodamco-Westfield	1,787	281,930
Valeo SA	3,186	112,922
Veolia Environnement SA	7,116	189,345
Vinci SA	6,694	745,535
Vivendi SA	11,193	324,122
Wendel SA	369	49,154
Worldline SA(b)(d)	1,334	94,569

		21,731,486

Germany — 8.0%
adidas AG	2,364	768,462
Allianz SE (Registered)	5,563	1,363,090
Aroundtown SA	11,462	102,949
BASF SE	12,033	906,526
Bayer AG (Registered)	12,212	992,795
Bayerische Motoren Werke AG	4,339	355,389
Beiersdorf AG	1,340	160,303
Brenntag AG	2,054	111,443
Carl Zeiss Meditec AG	538	68,396
Commerzbank AG(b)	13,321	82,271
Continental AG	1,442	186,350
Covestro AG(d)	2,344	109,067
Daimler AG (Registered)	11,918	658,878
Delivery Hero SE(b)(d)	1,471	116,590
Deutsche Bank AG (Registered)	26,102	202,252
Deutsche Boerse AG	2,489	390,307
Deutsche Lufthansa AG (Registered)	3,133	57,669
Deutsche Post AG (Registered)	13,100	498,117
Deutsche Telekom AG (Registered)	43,683	713,876
Deutsche Wohnen SE	4,719	191,954
E.ON SE	29,379	313,970
Evonik Industries AG	2,169	66,246
Fraport AG Frankfurt Airport Services Worldwide	553	46,941
Fresenius Medical Care AG & Co. KGaA	2,829	208,293
Fresenius SE & Co. KGaA	5,487	308,773
GEA Group AG	1,958	64,747
Hannover Rueck SE	802	154,637
HeidelbergCement AG	1,979	143,804
Henkel AG & Co. KGaA	1,370	128,770
HOCHTIEF AG	256	32,593
Infineon Technologies AG	16,272	367,655

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) December 31, 2019	BlackRock International Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
KION Group AG	801	$55,083
Knorr-Bremse AG(b)	646	65,759
LANXESS AG	1,089	73,119
Merck KGaA	1,718	202,541
METRO AG	2,394	38,522
MTU Aero Engines AG	691	196,884
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	1,891	558,021
Puma SE	1,100	84,350
RWE AG	7,692	235,698
SAP SE	12,881	1,733,760
Siemens AG (Registered)	10,026	1,309,311
Siemens Healthineers AG(d)	1,994	95,586
Symrise AG	1,640	172,379
Telefonica Deutschland Holding AG	9,887	28,657
thyssenkrupp AG	5,144	69,121
TUI AG	5,857	73,917
Uniper SE	2,676	88,446
United Internet AG (Registered)	1,635	53,545
Volkswagen AG	432	83,672
Vonovia SE	6,658	357,597
Wirecard AG(c)	1,550	186,903
Zalando SE(b)(d)	1,823	91,934

		15,727,918

Hong Kong — 2.9%
AIA Group Ltd.	158,354	1,665,562
ASM Pacific Technology Ltd.	4,000	55,522
Bank of East Asia Ltd. (The)	16,825	37,564
CK Asset Holdings Ltd.	34,659	250,107
CK Infrastructure Holdings Ltd.	9,000	64,050
CLP Holdings Ltd.	21,783	228,666
Dairy Farm International Holdings Ltd.	4,500	25,695
Hang Lung Properties Ltd.	27,000	59,285
Hang Seng Bank Ltd.	9,974	206,162
Henderson Land Development Co. Ltd.	18,836	92,429
HK Electric Investments & HK Electric Investments Ltd.(a)	35,000	34,496
HKT Trust & HKT Ltd.(a)	50,100	70,605
Hong Kong & China Gas Co. Ltd.	131,184	256,317
Hong Kong Exchanges & Clearing Ltd.(c)	15,707	510,285
Hongkong Land Holdings Ltd.	15,600	89,732
Jardine Matheson Holdings Ltd.	2,900	161,378
Jardine Strategic Holdings Ltd.(e)	253,848	3
Jardine Strategic Holdings Ltd.	2,900	88,937
Kerry Properties Ltd.	8,500	26,997
Link REIT	27,500	291,335
Melco Resorts & Entertainment Ltd., ADR	2,854	68,981
MTR Corp. Ltd.	20,000	118,190
New World Development Co. Ltd.	81,445	111,640
NWS Holdings Ltd.	20,254	28,387
PCCW Ltd.	56,000	33,135
Power Assets Holdings Ltd.	18,500	135,339
Sino Land Co. Ltd.	37,311	54,157
Sun Hung Kai Properties Ltd.	21,000	321,613
Swire Pacific Ltd., Class A	6,500	60,383
Swire Properties Ltd.	15,600	51,681
Techtronic Industries Co. Ltd.	18,500	150,991
Vitasoy International Holdings Ltd.	10,000	36,276
WH Group Ltd.(d)	117,000	120,975
Wharf Real Estate Investment Co. Ltd.	15,953	97,338
Wheelock & Co. Ltd.	11,000	73,329

Security	Shares	Value

Hong Kong (continued)
Yue Yuen Industrial Holdings Ltd.	10,000	$29,513

		5,707,055

Ireland — 0.6%
AerCap Holdings NV(b)(c)	1,611	99,028
AIB Group plc	10,827	37,721
Bank of Ireland Group plc	12,910	71,052
CRH plc	10,446	418,978
Flutter Entertainment plc	1,048	127,370
Kerry Group plc, Class A	2,109	262,826
Kingspan Group plc	1,962	119,832
Smurfit Kappa Group plc	2,996	115,517

		1,252,324

Israel — 0.5%
Azrieli Group Ltd.	564	41,314
Bank Hapoalim BM(b)	14,196	117,895
Bank Leumi Le-Israel BM	19,391	141,417
Check Point Software Technologies Ltd.(b)	1,599	177,425
Elbit Systems Ltd.	313	48,770
Israel Chemicals Ltd.	9,360	44,203
Israel Discount Bank Ltd., Class A	15,549	72,213
Mizrahi Tefahot Bank Ltd.	1,858	49,561
Nice Ltd.(b)	814	126,218
Teva Pharmaceutical Industries Ltd., ADR(c)	14,395	141,071
Wix.com Ltd.(b)	587	71,837

		1,031,924

Italy — 2.1%
Assicurazioni Generali SpA	14,152	292,165
Atlantia SpA	6,588	153,757
Davide Campari-Milano SpA	7,722	70,558
Enel SpA	106,596	846,780
Eni SpA	33,270	516,724
Ferrari NV	1,572	261,008
FinecoBank Banca Fineco SpA	7,920	95,007
Intesa Sanpaolo SpA	195,061	513,828
Leonardo SpA	5,381	63,105
Mediobanca Banca di Credito Finanziario SpA	8,248	90,815
Moncler SpA	2,379	107,073
Pirelli & C SpA(b)(d)	5,318	30,694
Poste Italiane SpA(d)	6,946	78,926
Prysmian SpA	3,194	77,100
Recordati SpA	1,390	58,595
Snam SpA	25,938	136,377
Telecom Italia SpA(b)	121,714	76,012
Telecom Italia SpA	80,145	49,082
Terna Rete Elettrica Nazionale SpA	18,707	125,111
UniCredit SpA	26,344	385,069

		4,027,786

Japan — 24.2%
ABC-Mart, Inc.	400	27,305
Acom Co. Ltd.	5,300	24,047
Advantest Corp.	2,700	152,275
Aeon Co. Ltd.	8,100	167,155
AEON Financial Service Co. Ltd.	1,500	23,635
Aeon Mall Co. Ltd.	1,400	24,833
AGC, Inc.	2,500	89,395
Air Water, Inc.	2,000	29,183
Aisin Seiki Co. Ltd.	2,200	81,487
Ajinomoto Co., Inc.	6,100	101,549
Alfresa Holdings Corp.	2,500	50,788

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock International Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Alps Alpine Co. Ltd.	2,500	$56,748
Amada Holdings Co. Ltd.	4,500	51,182
ANA Holdings, Inc.	1,500	50,075
Aozora Bank Ltd.	1,600	42,270
Asahi Group Holdings Ltd.	4,800	218,978
Asahi Intecc Co. Ltd.	2,600	76,131
Asahi Kasei Corp.	16,800	188,637
Astellas Pharma, Inc.	25,000	426,750
Bandai Namco Holdings, Inc.	2,700	164,247
Bank of Kyoto Ltd. (The)	700	29,849
Benesse Holdings, Inc.	1,000	26,285
Bridgestone Corp.	7,600	282,341
Brother Industries Ltd.	3,000	61,960
Calbee, Inc.	1,100	35,839
Canon, Inc.	13,100	358,527
Casio Computer Co. Ltd.	2,600	51,957
Central Japan Railway Co.	1,900	382,031
Chiba Bank Ltd. (The)	8,100	46,575
Chubu Electric Power Co., Inc.	8,100	114,500
Chugai Pharmaceutical Co. Ltd.	2,900	267,076
Chugoku Electric Power Co., Inc. (The)	3,700	48,637
Coca-Cola Bottlers Japan Holdings, Inc.	1,800	45,991
Concordia Financial Group Ltd.	14,300	58,726
Credit Saison Co. Ltd.	2,100	36,422
CyberAgent, Inc.	1,300	45,286
Dai Nippon Printing Co. Ltd.	3,200	86,552
Daicel Corp.	3,500	33,461
Daifuku Co. Ltd.	1,300	78,565
Dai-ichi Life Holdings, Inc.	14,000	230,724
Daiichi Sankyo Co. Ltd.	7,513	496,191
Daikin Industries Ltd.	3,300	465,596
Daito Trust Construction Co. Ltd.	900	111,219
Daiwa House Industry Co. Ltd.	7,500	232,176
Daiwa House REIT Investment Corp.	23	60,141
Daiwa Securities Group, Inc.	20,500	103,492
Denso Corp.	5,600	252,909
Dentsu Group, Inc.	2,900	99,922
Disco Corp.	300	70,448
East Japan Railway Co.	4,000	361,048
Eisai Co. Ltd.	3,200	239,443
Electric Power Development Co. Ltd.	1,980	48,060
FamilyMart Co. Ltd.	3,200	76,639
FANUC Corp.	2,500	461,662
Fast Retailing Co. Ltd.	700	415,852
Fuji Electric Co. Ltd.	1,600	48,604
FUJIFILM Holdings Corp.	4,800	229,228
Fujitsu Ltd.	2,600	244,545
Fukuoka Financial Group, Inc.	1,900	36,301
GMO Payment Gateway, Inc.	500	34,241
Hakuhodo DY Holdings, Inc.	3,100	49,882
Hamamatsu Photonics KK	1,900	77,863
Hankyu Hanshin Holdings, Inc.	3,000	128,327
Hikari Tsushin, Inc.	300	75,389
Hino Motors Ltd.	3,400	35,957
Hirose Electric Co. Ltd.	435	55,607
Hisamitsu Pharmaceutical Co., Inc.	500	24,351
Hitachi Chemical Co. Ltd.	1,400	58,654
Hitachi Construction Machinery Co. Ltd.	1,400	41,702
Hitachi High-Technologies Corp.	900	63,738
Hitachi Ltd.	12,700	535,886
Hitachi Metals Ltd.	2,900	42,687
Honda Motor Co. Ltd.	21,300	602,823
Hoshizaki Corp.	700	62,412
Hoya Corp.	4,900	467,764
Hulic Co. Ltd.	4,000	48,161

Security	Shares	Value

Japan (continued)
Idemitsu Kosan Co. Ltd.	2,825	$78,060
IHI Corp.	2,000	46,802
Iida Group Holdings Co. Ltd.	2,000	35,051
Inpex Corp.	13,600	140,892
Isetan Mitsukoshi Holdings Ltd.	4,480	40,229
Isuzu Motors Ltd.	7,300	86,292
ITOCHU Corp.	17,700	410,227
Itochu Techno-Solutions Corp.	1,300	36,611
J Front Retailing Co. Ltd.	3,100	43,237
Japan Airlines Co. Ltd.	1,500	46,704
Japan Airport Terminal Co. Ltd.	600	33,291
Japan Exchange Group, Inc.	6,800	119,715
Japan Post Bank Co. Ltd.	5,400	51,812
Japan Post Holdings Co. Ltd.	20,800	195,613
Japan Post Insurance Co. Ltd.	3,000	51,140
Japan Prime Realty Investment Corp.	11	48,366
Japan Real Estate Investment Corp.	17	112,820
Japan Retail Fund Investment Corp.	35	75,317
Japan Tobacco, Inc.(c)	16,000	356,745
JFE Holdings, Inc.	6,500	83,404
JGC Holdings Corp.	2,800	44,565
JSR Corp.	2,600	47,561
JTEKT Corp.	2,700	31,895
JXTG Holdings, Inc.	41,750	189,486
Kajima Corp.	6,000	79,771
Kakaku.com, Inc.	1,800	45,960
Kamigumi Co. Ltd.	1,400	30,775
Kansai Electric Power Co., Inc. (The)	9,400	108,897
Kansai Paint Co. Ltd.	2,400	58,630
Kao Corp.	6,400	527,841
Kawasaki Heavy Industries Ltd.	1,900	41,528
KDDI Corp.	23,200	692,204
Keihan Holdings Co. Ltd.	1,300	63,124
Keikyu Corp.	2,900	55,909
Keio Corp.	1,400	84,713
Keisei Electric Railway Co. Ltd.	1,700	65,874
Keyence Corp.	2,356	827,282
Kikkoman Corp.	1,900	93,014
Kintetsu Group Holdings Co. Ltd.	2,300	124,751
Kirin Holdings Co. Ltd.	10,800	235,727
Kobayashi Pharmaceutical Co. Ltd.	700	59,291
Koito Manufacturing Co. Ltd.	1,400	64,828
Komatsu Ltd.	12,200	292,818
Konami Holdings Corp.	1,200	49,311
Konica Minolta, Inc.	6,000	39,085
Kose Corp.	400	58,306
Kubota Corp.	13,500	211,994
Kuraray Co. Ltd.	4,200	50,895
Kurita Water Industries Ltd.	1,300	38,577
Kyocera Corp.	4,300	293,070
Kyowa Kirin Co. Ltd.	3,400	80,105
Kyushu Electric Power Co., Inc.	5,000	43,380
Kyushu Railway Co.	2,100	70,303
Lawson, Inc.	700	39,734
LINE Corp.(b)	800	39,306
Lion Corp.	3,000	58,316
LIXIL Group Corp.	3,500	60,399
M3, Inc.	5,600	168,871
Makita Corp.	3,000	103,605
Marubeni Corp.	20,800	153,678
Marui Group Co. Ltd.	2,500	60,956
Maruichi Steel Tube Ltd.	700	19,672
Mazda Motor Corp.	7,600	64,763
McDonald’s Holdings Co. Japan Ltd.	900	43,361
Mebuki Financial Group, Inc.	10,980	27,994

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) December 31, 2019	BlackRock International Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Medipal Holdings Corp.	2,300	$50,762
MEIJI Holdings Co. Ltd.	1,500	101,370
Mercari, Inc.(b)	1,000	20,444
MINEBEA MITSUMI, Inc.	5,100	105,346
MISUMI Group, Inc.	3,800	94,051
Mitsubishi Chemical Holdings Corp.	17,000	126,670
Mitsubishi Corp.	17,700	468,897
Mitsubishi Electric Corp.	24,300	330,861
Mitsubishi Estate Co. Ltd.	15,500	296,591
Mitsubishi Gas Chemical Co., Inc.	2,200	33,515
Mitsubishi Heavy Industries Ltd.	4,000	155,107
Mitsubishi Materials Corp.	1,400	37,996
Mitsubishi Motors Corp.	8,900	37,098
Mitsubishi Tanabe Pharma Corp.	2,600	47,697
Mitsubishi UFJ Financial Group, Inc.	161,260	871,826
Mitsubishi UFJ Lease & Finance Co. Ltd.	5,400	34,764
Mitsui & Co. Ltd.	21,400	380,396
Mitsui Chemicals, Inc.	2,400	58,462
Mitsui Fudosan Co. Ltd.	11,900	290,835
Mitsui OSK Lines Ltd.	1,500	41,251
Mizuho Financial Group, Inc.	316,700	487,851
MonotaRO Co. Ltd.	1,700	45,256
MS&AD Insurance Group Holdings, Inc.	6,300	207,955
Murata Manufacturing Co. Ltd.	7,500	461,615
Nabtesco Corp.	1,500	44,200
Nagoya Railroad Co. Ltd.	2,400	74,527
NEC Corp.	3,200	132,430
Nexon Co. Ltd.(b)	5,900	78,265
NGK Insulators Ltd.	3,500	60,886
NGK Spark Plug Co. Ltd.	2,100	40,706
NH Foods Ltd.	1,200	49,708
Nidec Corp.	2,900	396,093
Nikon Corp.	4,300	52,588
Nintendo Co. Ltd.	1,400	559,944
Nippon Building Fund, Inc.	18	131,945
Nippon Express Co. Ltd.	1,000	58,619
Nippon Paint Holdings Co. Ltd.	1,900	97,815
Nippon Prologis REIT, Inc.	23	58,579
Nippon Shinyaku Co. Ltd.	600	51,956
Nippon Steel Corp.	10,800	162,788
Nippon Telegraph & Telephone Corp.	17,000	429,653
Nippon Yusen KK	2,000	36,047
Nissan Chemical Corp.	1,700	71,192
Nissan Motor Co. Ltd.	30,700	177,898
Nisshin Seifun Group, Inc.	2,600	45,363
Nissin Foods Holdings Co. Ltd.	800	59,418
Nitori Holdings Co. Ltd.	1,000	157,851
Nitto Denko Corp.	2,100	118,078
Nomura Holdings, Inc.	43,900	225,900
Nomura Real Estate Holdings, Inc.	1,700	40,775
Nomura Real Estate Master Fund, Inc.	52	88,948
Nomura Research Institute Ltd.	4,410	94,312
NSK Ltd.	4,800	45,375
NTT Data Corp.	8,400	112,341
NTT DOCOMO, Inc.	17,600	490,268
Obayashi Corp.	8,600	95,517
Obic Co. Ltd.	800	107,761
Odakyu Electric Railway Co. Ltd.	3,900	90,983
Oji Holdings Corp.	11,600	62,733
Olympus Corp.	15,600	240,438
Omron Corp.	2,600	151,549
Ono Pharmaceutical Co. Ltd.	5,100	116,435
Oracle Corp.	500	45,379
Oriental Land Co. Ltd.	2,600	354,748

Security	Shares	Value

Japan (continued)
ORIX Corp.	17,200	$285,028
Orix JREIT, Inc.	36	78,032
Osaka Gas Co. Ltd.	5,000	95,616
Otsuka Corp.	1,400	55,909
Otsuka Holdings Co. Ltd.	5,200	231,786
Pan Pacific International Holdings Corp.	5,800	96,229
Panasonic Corp.	28,600	268,245
Park24 Co. Ltd.	1,500	36,729
PeptiDream, Inc.(b)	1,200	61,324
Persol Holdings Co. Ltd.	2,400	44,979
Pigeon Corp.	1,600	58,586
Pola Orbis Holdings, Inc.	1,200	28,583
Rakuten, Inc.	11,400	97,392
Recruit Holdings Co. Ltd.	17,800	666,705
Renesas Electronics Corp.(b)	9,700	66,270
Resona Holdings, Inc.	27,800	121,167
Ricoh Co. Ltd.	8,900	96,845
Rinnai Corp.	400	31,260
Rohm Co. Ltd.	1,300	103,726
Ryohin Keikaku Co. Ltd.	3,000	69,919
Sankyo Co. Ltd.	600	19,928
Santen Pharmaceutical Co. Ltd.	4,900	93,311
SBI Holdings, Inc.	2,945	62,176
Secom Co. Ltd.	2,800	249,880
Sega Sammy Holdings, Inc.	2,268	32,840
Seibu Holdings, Inc.	2,600	42,769
Seiko Epson Corp.	3,700	55,866
Sekisui Chemical Co. Ltd.	4,900	85,015
Sekisui House Ltd.	8,300	177,245
Seven & i Holdings Co. Ltd.	9,940	364,355
Seven Bank Ltd.	7,900	25,881
SG Holdings Co. Ltd.	1,700	38,294
Sharp Corp.	2,300	35,150
Shimadzu Corp.	3,000	93,820
Shimamura Co. Ltd.	300	22,807
Shimano, Inc.	1,000	162,231
Shimizu Corp.	7,300	74,364
Shin-Etsu Chemical Co. Ltd.	4,800	527,871
Shinsei Bank Ltd.	2,100	32,040
Shionogi & Co. Ltd.	3,500	216,515
Shiseido Co. Ltd.	5,300	376,353
Shizuoka Bank Ltd. (The)	5,700	42,398
Showa Denko KK	1,800	47,440
SMC Corp.	700	320,121
Softbank Corp.	22,000	295,013
SoftBank Group Corp.	20,600	894,391
Sohgo Security Services Co. Ltd.	900	48,712
Sompo Holdings, Inc.	4,400	172,786
Sony Corp.	16,800	1,140,682
Sony Financial Holdings, Inc.	2,300	55,211
Square Enix Holdings Co. Ltd.	1,200	59,753
Stanley Electric Co. Ltd.	1,800	51,986
Subaru Corp.	8,200	203,113
SUMCO Corp.	3,100	51,363
Sumitomo Chemical Co. Ltd.	20,000	90,811
Sumitomo Corp.	15,000	222,800
Sumitomo Dainippon Pharma Co. Ltd.	2,100	40,688
Sumitomo Electric Industries Ltd.	10,000	150,182
Sumitomo Heavy Industries Ltd.	1,500	42,607
Sumitomo Metal Mining Co. Ltd.	3,100	99,820
Sumitomo Mitsui Financial Group, Inc.	17,500	646,369
Sumitomo Mitsui Trust Holdings, Inc.	4,400	173,936
Sumitomo Realty & Development Co. Ltd.	4,500	157,003
Sumitomo Rubber Industries Ltd.	2,300	28,046

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock International Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Sundrug Co. Ltd.	1,000	$36,182
Suntory Beverage & Food Ltd.	1,800	75,148
Suzuken Co. Ltd.	1,000	40,758
Suzuki Motor Corp.	4,800	200,361
Sysmex Corp.	2,200	149,787
T&D Holdings, Inc.	7,400	93,578
Taiheiyo Cement Corp.	1,600	46,965
Taisei Corp.	2,800	115,979
Taisho Pharmaceutical Holdings Co. Ltd.	500	36,898
Taiyo Nippon Sanso Corp.	1,700	37,628
Takeda Pharmaceutical Co. Ltd.	19,571	774,077
TDK Corp.	1,700	191,045
Teijin Ltd.	2,400	44,837
Terumo Corp.	8,400	297,984
THK Co. Ltd.	1,600	42,957
Tobu Railway Co. Ltd.	2,500	90,502
Toho Co. Ltd.	1,500	62,508
Toho Gas Co. Ltd.	1,000	40,832
Tohoku Electric Power Co., Inc.	5,700	56,507
Tokio Marine Holdings, Inc.	8,300	464,707
Tokyo Century Corp.	600	31,946
Tokyo Electric Power Co. Holdings, Inc.(b)	19,200	82,187
Tokyo Electron Ltd.	2,000	436,660
Tokyo Gas Co. Ltd.	5,200	126,354
Tokyu Corp.	6,600	122,052
Tokyu Fudosan Holdings Corp.	6,800	46,956
Toppan Printing Co. Ltd.	3,300	68,172
Toray Industries, Inc.	18,400	124,670
Toshiba Corp.	6,500	220,621
Tosoh Corp.	3,500	53,920
TOTO Ltd.	1,900	80,231
Toyo Seikan Group Holdings Ltd.	2,000	34,428
Toyo Suisan Kaisha Ltd.	1,200	50,959
Toyoda Gosei Co. Ltd.	900	22,472
Toyota Industries Corp.	1,900	109,326
Toyota Motor Corp.	29,900	2,106,799
Toyota Tsusho Corp.	2,800	98,357
Trend Micro, Inc.	1,600	81,872
Tsuruha Holdings, Inc.	500	64,199
Unicharm Corp.	5,400	182,343
United Urban Investment Corp.	39	73,244
USS Co. Ltd.	2,900	54,820
Welcia Holdings Co. Ltd.	600	38,118
West Japan Railway Co.	2,100	181,636
Yakult Honsha Co. Ltd.	1,500	82,669
Yamada Denki Co. Ltd.	8,400	44,571
Yamaha Corp.	1,800	99,798
Yamaha Motor Co. Ltd.	3,700	74,122
Yamato Holdings Co. Ltd.	4,100	69,903
Yamazaki Baking Co. Ltd.	1,600	28,591
Yaskawa Electric Corp.	3,200	120,547
Yokogawa Electric Corp.	3,000	52,683
Yokohama Rubber Co. Ltd. (The)	1,600	31,032
Z Holdings Corp.	34,800	146,930
ZOZO, Inc.	1,400	26,775

		47,445,449

Luxembourg — 0.2%
ArcelorMittal SA	8,585	151,265
Eurofins Scientific SE(c)	152	84,260
SES SA, FDR	4,843	67,905

Security	Shares	Value

Luxembourg (continued)
Tenaris SA	6,279	$71,141

		374,571

Macau — 0.2%
Galaxy Entertainment Group Ltd.	28,000	206,125
Sands China Ltd.	32,400	173,116
SJM Holdings Ltd.	26,000	29,605
Wynn Macau Ltd.	20,800	51,254

		460,100

Netherlands — 4.7%
ABN AMRO Group NV, CVA(d)	5,624	102,505
Adyen NV(b)(d)	139	114,341
Aegon NV	23,684	108,416
Akzo Nobel NV	2,976	303,921
Altice Europe NV(b)	8,873	57,457
ASML Holding NV	5,598	1,657,325
EXOR NV	1,442	111,800
Heineken Holding NV	1,532	148,899
Heineken NV	3,354	357,965
ING Groep NV	51,078	614,081
Koninklijke Ahold Delhaize NV	15,542	389,675
Koninklijke DSM NV	2,378	310,913
Koninklijke KPN NV	44,704	132,296
Koninklijke Philips NV	11,865	580,005
Koninklijke Vopak NV	935	50,808
NN Group NV	4,004	152,243
NXP Semiconductors NV(c)	3,653	464,881
Randstad NV	1,584	97,060
Royal Dutch Shell plc, Class A	56,088	1,661,003
Royal Dutch Shell plc, Class B	48,961	1,453,343
Wolters Kluwer NV	3,666	267,675

		9,136,612

New Zealand — 0.3%
a2 Milk Co. Ltd.(b)	9,707	98,287
Auckland International Airport Ltd.	12,791	75,395
Fisher & Paykel Healthcare Corp. Ltd.	7,597	113,696
Fletcher Building Ltd.	11,346	38,891
Mercury NZ Ltd.	8,325	28,319
Meridian Energy Ltd.	17,039	57,396
Ryman Healthcare Ltd.	5,318	58,448
Spark New Zealand Ltd.	24,403	71,159

		541,591

Norway — 0.6%
Aker BP ASA	1,436	47,130
DNB ASA	12,435	232,695
Equinor ASA	13,127	261,782
Gjensidige Forsikring ASA	2,659	55,815
Mowi ASA	5,540	144,045
Norsk Hydro ASA	17,881	66,493
Orkla ASA	9,787	99,248
Schibsted ASA, Class B	1,303	37,236
Telenor ASA	9,452	169,434
Yara International ASA	2,361	98,368

		1,212,246

Portugal — 0.2%
EDP — Energias de Portugal SA	33,546	145,569
Galp Energia SGPS SA	6,665	111,893
Jeronimo Martins SGPS SA	3,347	55,156

		312,618

Russia — 0.0%
Evraz plc	6,748	36,134

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) December 31, 2019	BlackRock International Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Singapore — 1.3%
Ascendas REIT	38,235	$84,475
CapitaLand Commercial Trust	34,838	51,595
CapitaLand Ltd.	34,092	95,134
CapitaLand Mall Trust	33,000	60,409
City Developments Ltd.	5,431	44,202
ComfortDelGro Corp. Ltd.	28,800	50,959
DBS Group Holdings Ltd.	23,567	454,401
Genting Singapore Ltd.	80,400	55,057
Jardine Cycle & Carriage Ltd.	1,283	28,691
Keppel Corp. Ltd.	19,302	97,255
Mapletree Commercial Trust	27,600	49,080
Oversea-Chinese Banking Corp. Ltd.	42,535	347,960
SATS Ltd.	9,000	33,877
Sembcorp Industries Ltd.	13,100	22,309
Singapore Airlines Ltd.	7,200	48,408
Singapore Exchange Ltd.	10,700	70,472
Singapore Press Holdings Ltd.	21,330	34,552
Singapore Technologies Engineering Ltd.	20,781	60,860
Singapore Telecommunications Ltd.	106,950	268,136
Suntec REIT	24,100	32,992
United Overseas Bank Ltd.	16,559	325,660
UOL Group Ltd.	5,646	34,943
Venture Corp. Ltd.	3,600	43,430
Wilmar International Ltd.	25,500	78,124

		2,472,981

South Africa — 0.2%
Anglo American plc	13,672	392,768

Spain — 2.8%
ACS Actividades de Construccion y Servicios SA	3,368	135,104
Aena SME SA(d)	885	169,670
Amadeus IT Group SA	5,652	462,880
Banco Bilbao Vizcaya Argentaria SA	86,930	488,054
Banco de Sabadell SA	75,945	88,925
Banco Santander SA	217,798	913,172
Bankia SA	16,407	35,130
Bankinter SA	8,963	65,835
CaixaBank SA	47,036	148,119
Cellnex Telecom SA(b)(d)	3,341	144,116
Enagas SA	3,015	76,905
Endesa SA	4,163	111,172
Ferrovial SA	6,462	195,780
Grifols SA	3,966	140,125
Iberdrola SA	79,002	814,161
Industria de Diseno Textil SA	14,351	507,172
Mapfre SA	14,331	37,999
Naturgy Energy Group SA	3,869	97,425
Red Electrica Corp. SA	5,673	114,310
Repsol SA	18,846	296,074
Siemens Gamesa Renewable Energy SA(b)	3,170	55,826
Telefonica SA	61,244	428,286

		5,526,240

Sweden — 2.4%
Alfa Laval AB	3,904	98,319
Assa Abloy AB, Class B	13,136	307,060
Atlas Copco AB, Class A	8,801	351,298
Atlas Copco AB, Class B	4,835	167,876
Boliden AB(b)	3,637	96,594
Electrolux AB	2,964	72,865
Epiroc AB, Class A(b)	8,928	109,183
Epiroc AB, Class B(b)	5,188	61,658

Security	Shares	Value

Sweden (continued)
Essity AB, Class B	7,949	$256,007
Hennes & Mauritz AB, Class B	10,839	221,089
Hexagon AB, Class B	3,437	192,648
Husqvarna AB, Class B	5,551	44,484
ICA Gruppen AB	1,070	49,982
Industrivarden AB, Class C	2,221	53,561
Investor AB, Class B	5,905	322,377
Kinnevik AB, Class B	3,118	76,407
L E Lundbergforetagen AB, Class B	1,010	44,338
Lundin Petroleum AB	2,489	84,513
Sandvik AB	14,749	287,272
Securitas AB, Class B	4,163	71,725
Skandinaviska Enskilda Banken AB, Class A	21,639	203,490
Skanska AB, Class B	4,522	102,295
SKF AB, Class B	5,029	101,819
Svenska Handelsbanken AB, Class A	20,311	218,755
Swedbank AB, Class A	12,040	178,986
Swedish Match AB	2,143	110,400
Tele2 AB, Class B	6,403	92,933
Telefonaktiebolaget LM Ericsson, Class B	39,929	348,892
Telia Co. AB	35,360	151,925
Volvo AB, Class B	19,818	331,777

		4,810,528

Switzerland — 9.7%
ABB Ltd. (Registered)	24,187	583,467
Adecco Group AG (Registered)	2,034	128,594
Alcon, Inc.(b)	5,505	311,812
Baloise Holding AG (Registered)	649	117,460
Barry Callebaut AG (Registered)	40	88,299
Chocoladefabriken Lindt & Spruengli AG	14	108,710
Chocoladefabriken Lindt & Spruengli AG (Registered)	1	88,345
Cie Financiere Richemont SA (Registered)	6,858	535,959
Clariant AG (Registered)(b)	2,648	59,179
Coca-Cola HBC AG(b)	2,617	88,952
Credit Suisse Group AG (Registered)(b)	33,469	452,423
Dufry AG (Registered)(b)	430	42,639
EMS-Chemie Holding AG (Registered)	109	71,660
Geberit AG (Registered)	485	272,221
Givaudan SA (Registered)(b)	121	379,092
Glencore plc(b)	142,845	444,779
Julius Baer Group Ltd.(b)	2,976	153,421
Kuehne + Nagel International AG (Registered)	718	121,103
LafargeHolcim Ltd. (Registered)(b)	6,477	359,328
Lonza Group AG (Registered)(b)	976	356,052
Nestle SA (Registered)	39,129	4,236,312
Novartis AG (Registered)	28,155	2,665,986
Pargesa Holding SA, Class BR	513	42,621
Partners Group Holding AG	240	219,967
Roche Holding AG	9,208	2,992,626
Schindler Holding AG	541	137,577
Schindler Holding AG (Registered)	268	65,631
SGS SA (Registered)	71	194,446
Sika AG (Registered)	1,666	312,867
Sonova Holding AG (Registered)	728	166,427
STMicroelectronics NV	9,080	244,984
Straumann Holding AG (Registered)	137	134,388
Swatch Group AG (The)	377	105,260
Swatch Group AG (The) (Registered)	742	39,252

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock International Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Swiss Life Holding AG (Registered)(b)	441	$221,237
Swiss Prime Site AG (Registered)(b)	1,010	116,851
Swiss Re AG	3,874	435,215
Swisscom AG (Registered)	344	182,105
Temenos AG (Registered)(b)	803	127,026
UBS Group AG (Registered)(b)	50,754	640,484
Vifor Pharma AG	605	110,416
Zurich Insurance Group AG	1,967	806,863

		18,962,036

United Arab Emirates — 0.0%
NMC Health plc	1,119	26,217

United Kingdom — 14.2%
3i Group plc	12,977	188,838
Admiral Group plc	2,316	70,773
Ashtead Group plc	6,178	197,540
Associated British Foods plc	4,737	162,957
AstraZeneca plc	17,194	1,720,981
Auto Trader Group plc(d)	12,141	95,879
AVEVA Group plc	823	50,773
Aviva plc	50,865	282,329
BAE Systems plc	42,299	316,706
Barclays plc	226,070	539,059
Barratt Developments plc	13,463	133,303
Berkeley Group Holdings plc	1,532	98,603
BP plc	267,037	1,679,878
British American Tobacco plc	30,063	1,277,740
British Land Co. plc (The)	11,235	95,065
BT Group plc	108,847	277,363
Bunzl plc	4,467	122,176
Burberry Group plc	5,393	157,452
Centrica plc	74,586	88,225
CK Hutchison Holdings Ltd.	35,159	335,258
CNH Industrial NV	13,491	148,130
Coca-Cola European Partners plc	3,050	155,184
Compass Group plc	20,745	519,907
Croda International plc	1,708	116,022
DCC plc	1,289	111,807
Diageo plc	31,002	1,306,322
Direct Line Insurance Group plc	18,282	75,643
easyJet plc	2,112	39,783
Experian plc	11,951	405,133
Fiat Chrysler Automobiles NV(b)	14,206	210,626
G4S plc	20,630	59,659
GlaxoSmithKline plc	65,380	1,536,237
GVC Holdings plc	7,296	85,452
Halma plc	5,071	142,001
Hargreaves Lansdown plc	3,784	97,064
HSBC Holdings plc	264,608	2,071,469
Imperial Brands plc	12,495	309,130
Informa plc	16,631	189,155
InterContinental Hotels Group plc	2,287	157,151
Intertek Group plc	2,146	166,290
ITV plc	48,169	96,375
J Sainsbury plc	23,366	71,249
JD Sports Fashion plc	5,572	61,892
Johnson Matthey plc	2,573	102,306
Kingfisher plc	28,521	82,104
Land Securities Group plc	9,146	120,055
Legal & General Group plc	76,613	307,759
Lloyds Banking Group plc	918,930	761,262
London Stock Exchange Group plc	4,125	423,935
M&G plc(b)	33,500	105,255
Marks & Spencer Group plc	25,923	73,504

Security	Shares	Value

United Kingdom (continued)
Meggitt plc	10,324	$89,922
Melrose Industries plc	63,673	202,813
Micro Focus International plc	4,442	62,346
Mondi plc	6,492	152,232
National Grid plc	44,706	558,699
Next plc	1,747	162,790
Ocado Group plc(b)	6,072	103,024
Pearson plc	10,380	87,691
Persimmon plc	4,139	147,841
Prudential plc	33,500	641,881
Reckitt Benckiser Group plc	9,296	755,100
RELX plc	25,478	643,150
Rentokil Initial plc	24,703	148,059
Rolls-Royce Holdings plc(b)	22,002	198,854
Royal Bank of Scotland Group plc	64,051	205,472
RSA Insurance Group plc	13,648	102,288
Sage Group plc (The)	14,406	142,918
Schroders plc	1,653	72,990
Segro plc	14,557	173,337
Severn Trent plc	3,146	104,805
Smith & Nephew plc	11,462	276,243
Smiths Group plc	5,262	117,528
Spirax-Sarco Engineering plc	983	115,712
SSE plc	13,385	255,282
St. James’s Place plc	7,035	108,443
Standard Chartered plc	35,730	336,687
Standard Life Aberdeen plc	31,196	135,722
Taylor Wimpey plc	43,564	111,701
Tesco plc	128,354	433,790
Unilever NV	19,188	1,101,213
Unilever plc	14,519	831,106
United Utilities Group plc	9,066	113,451
Vodafone Group plc	350,380	680,219
Weir Group plc (The)	3,203	64,060
Whitbread plc	1,784	114,495
Wm Morrison Supermarkets plc	29,757	78,753
WPP plc	16,647	234,261

		27,863,637

United States — 0.3%
Carnival plc	2,137	102,434
CyberArk Software Ltd.(b)(c)	497	57,940
Ferguson plc	3,002	273,203
James Hardie Industries plc, CDI	5,870	114,726
QIAGEN NV(b)	3,012	102,629

		650,932

Total Common Stocks — 98.5% (Cost: $185,586,915)		193,404,860

Preferred Securities — 0.5%

Preferred Stocks — 0.5%

Germany — 0.5%
Bayerische Motoren Werke AG (Preference)	733	45,125
Fuchs Petrolub SE (Preference)	924	45,908
Henkel AG & Co. KGaA (Preference)	2,335	241,207
Porsche Automobil Holding SE (Preference)	2,036	151,068
Sartorius AG (Preference)	473	101,109
Volkswagen AG (Preference)	2,423	476,939

		1,061,356

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) December 31, 2019	BlackRock International Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom — 0.0%
Rolls-Royce International Ltd. (Preference)(b)(e)	1,058,598	$1,402

Total Preferred Stocks — 0.5% (Cost: $705,470)		1,062,758

Rights — 0.0%

Spain — 0.0%(b)
Repsol SA	19,277	9,146

Total Rights — 0.0% (Cost: $9,110)		9,146

Total Long-Term Investments — 99.0% (Cost: $186,301,495)		194,476,764

Security	Shares	Value

Short-Term Securities — 0.9%(f)*
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.51%	13,454	$13,454
SL Liquidity Series, LLC, Money Market Series, 1.80%(g)	1,651,468	1,651,798

Total Short-Term Securities — 0.9% (Cost: $1,665,236)		1,665,252

Total Investments — 99.9% (Cost: 187,966,731)		196,142,016

Other Assets Less Liabilities — 0.1%		224,206

Net Assets — 100.0%		$196,366,222

(a)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(b)	Non-income producing security.
(c)	Security, or a portion of the security, is on loan.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Annualized 7-day yield as of period end.
(g)	Security was purchased with the cash collateral from loaned securities.
*

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 12/31/19	Value at 12/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	35,389	(21,935)	13,454	$13,454	$1,556		$—	$—
SL Liquidity Series, LLC, Money Market Series	—	1,651,468	1,651,468	1,651,798	21,466(	b)	243	16

				$1,665,252	$23,022		$243	$16

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock International Index V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Nikkei 225 Index	1	03/12/20	$108	$(2,117)
SPI 200 Index	1	03/19/20	116	(3,316)
EURO STOXX 50 Index	10	03/20/20	418	(844)
FTSE 100 Index	2	03/20/20	199	315

				$(5,962)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$315	$—	$—	$—	$315

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	—	—	6,277	—	—	—	6,277

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended December 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$221,252	$—	$—	$—	$221,252

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	29,317	—	—	—	29,317

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,363,136

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) December 31, 2019	BlackRock International Index V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$—	$14,650,157	$—	$14,650,157
Austria	46,170	390,946	—	437,116
Belgium	41,657	1,884,930	—	1,926,587
Chile	—	63,481	—	63,481
China	126,090	674,612	—	800,702
Colombia	—	62,767	—	62,767
Denmark	1,215,067	2,365,580	—	3,580,647
Finland	296,500	1,883,750	—	2,180,250
France	679,253	21,052,233	—	21,731,486
Germany	1,332,500	14,395,418	—	15,727,918
Hong Kong	129,172	5,577,880	3	5,707,055
Ireland	646,777	605,547	—	1,252,324
Israel	390,333	641,591	—	1,031,924
Italy	—	4,027,786	—	4,027,786
Japan	—	47,445,449	—	47,445,449
Luxembourg	152,165	222,406	—	374,571
Macau	—	460,100	—	460,100
Netherlands	464,881	8,671,731	—	9,136,612
New Zealand	—	541,591	—	541,591
Norway	—	1,212,246	—	1,212,246
Portugal	—	312,618	—	312,618
Russia	—	36,134	—	36,134
Singapore	—	2,472,981	—	2,472,981
South Africa	—	392,768	—	392,768
Spain	76,905	5,449,335	—	5,526,240
Sweden	203,490	4,607,038	—	4,810,528
Switzerland	197,055	18,764,981	—	18,962,036
United Arab Emirates	—	26,217	—	26,217
United Kingdom	811,342	27,052,295	—	27,863,637
United States	57,940	592,992	—	650,932
Preferred Securities:
Germany	—	1,061,356	—	1,061,356
United Kingdom	—	—	1,402	1,402
Rights (a)	9,146	—	—	9,146
Short-Term Securities	13,454	—	—	13,454

Subtotal	$6,889,897	$187,598,916	$1,405	$194,490,218

Investments valued at NAV (b)				1,651,798

Total Investments				$196,142,016

Derivative Financial Instruments (c)
Assets:
Equity contracts	$315	$—	$—	$315
Liabilities:
Equity contracts	(6,277)	—	—	(6,277)

	$(5,962)	$—	$—	$(5,962)

(a)	See above Schedule of Investments for values in each country.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2019

BlackRock International Index V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $1,181,606) (cost — $186,301,495)	$194,476,764
Investments at value — affiliated (cost — $1,665,236)	1,665,252
Cash pledged for futures contracts	49,774
Foreign currency at value (cost — $721,331)	729,176
Receivables:
Investments sold	289
Securities lending income — affiliated	1,161
Capital shares sold	120,980
Dividends — affiliated	131
Dividends — unaffiliated	1,001,220
From the Manager	45,194
Investment adviser	49,419
Variation margin on futures contracts	90
Prepaid expenses	1,862

Total assets	198,141,312

LIABILITIES
Cash collateral on securities loaned at value	1,651,540
Payables:
Accounting services fees	13,303
Capital shares redeemed	4,168
Custodian fees	26,892
Directors’ and Officer’s fees	2,365
Other affiliates	1,135
Professional fees	43,710
Transfer agent fees	12,752
Variation margin on futures contracts	7,842
Other accrued expenses	11,383

Total liabilities	1,775,090

NET ASSETS	$196,366,222

NET ASSETS CONSIST OF
Paid-in capital	$189,638,044
Accumulated earnings	6,728,178

NET ASSETS	$196,366,222

NET ASSET VALUE
Class I — Based on net assets of $196,366,222 and 20,905,662 shares outstanding, 100 million shares authorized, $0.10 par value	$9.39

See notes to financial statements.

FINANCIAL STATEMENTS	17

Statement of Operations

Year Ended December 31, 2019

BlackRock International Index V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$1,556
Dividends — unaffiliated	6,891,519
Securities lending income — affiliated — net	21,466
Foreign taxes withheld	(613,531)

Total investment income	6,301,010

EXPENSES
Printing	173,026
Investment advisory	148,422
Transfer agent	94,239
Professional	72,665
Pricing	66,268
Custodian	65,747
Accounting services	55,857
Offering	21,228
Directors and Officer	11,353
Registration	188
Miscellaneous	21,053

Total expenses	730,046
Less:
Fees waived and/or reimbursed by the Manager	(170,258)
Transfer agent fees waived and/or reimbursed	(59,383)

Total expenses after fees waived and/or reimbursed	500,405

Net investment income	5,800,605

REALIZED AND UNREALIZED GAIN
Net realized gain from:
Investments — affiliated	243
Investments — unaffiliated	8,639
Foreign currency transactions	23,401
Futures contracts	221,252

253,535

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	16
Investments — unaffiliated	29,838,433
Foreign currency translations	12,127
Futures contracts	29,317

29,879,893

Net realized and unrealized gain	30,133,428

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$35,934,033

See notes to financial statements.

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock International Index V.I. Fund
	Year Ended December 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,800,605	$8,724,580
Net realized gain	253,535	52,019,023
Net change in unrealized appreciation (depreciation)	29,879,893	(88,975,813)

Net increase (decrease) in net assets resulting from operations	35,934,033	(28,232,210)

DISTRIBUTIONS TO SHAREHOLDERS (a)
Decrease in net assets resulting from distributions to shareholders	(6,321,048)	(60,158,843)

CAPITAL SHARE TRANSACTIONS
Shares sold	2,077,437	3,757,710
Shares issued in reinvestment of distributions	6,317,929	60,158,359
Shares redeemed	(12,271,271)	(139,137,066)

Net decrease in net assets derived from capital share transactions	(3,875,905)	(75,220,997)

NET ASSETS
Total increase (decrease) in net assets	25,737,080	(163,612,050)
Beginning of year	170,629,142	334,241,192

End of year	$196,366,222	$170,629,142

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	19

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock International Index V.I. Fund (a)

	Class I

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$7.98	$14.28	$11.84	$12.21	$12.76

Net investment income (b)	0.28	0.42	0.36	0.34	0.31
Net realized and unrealized gain (loss)	1.45	(2.40)	2.65	(0.24)	(0.45)

Net increase (decrease) from investment operations	1.73	(1.98)	3.01	0.10	(0.14)

Distributions (c)
From net investment income	(0.31)	(0.64)	(0.40)	(0.35)	(0.30)
From net realized gain	(0.01)	(3.68)	(0.17)	(0.12)	(0.11)

Total distributions	(0.32)	(4.32)	(0.57)	(0.47)	(0.41)

Net asset value, end of year	$9.39	$7.98	$14.28	$11.84	$12.21

Total Return (d)
Based on net asset value	21.58%	(13.70)%	25.40%	0.90%	(1.16)%

Ratios to Average Net Assets
Total expenses	0.39%	0.31%(e)	0.26%	0.42%	0.68%

Total expenses after fees waived and/or reimbursed	0.27%	0.24%(e)	0.26%(f)	0.42%(f)	0.68%(f)

Net investment income	3.13%	3.00%	2.69%	2.83%	2.31%

Supplemental Data
Net assets, end of year (000)	$196,366	$170,629	$334,241	$275,529	$280,934

Portfolio turnover rate	3%	4%	4%	3%	3%

(a)

On October 29, 2018, the Fund acquired all of the assets and assumed certain stated liabilities of the International Equity Index Fund (the “Predecessor Fund”), a series of State Farm Variable Product Trust, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.27% and 0.24%, respectively.

(f)	The expense ratio includes the effect of expense reimbursements that are less than 0.01%.

See notes to financial statements.

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock International Index V.I. Fund (the “Fund”). The Fund is classified as diversified.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Prior Year Reorganization: On October 29, 2018, the International Equity Index Fund (the “Predecessor Fund”), a series of State Farm Variable Product Trust, reorganized into the Fund (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization. The Reorganization was approved by shareholders of the Predecessor Fund. The Predecessor Fund is the performance and accounting survivor of the Reorganization, meaning that the Fund assumed the performance and financial history of the Predecessor Fund upon completion of the Reorganization. The Reorganization was tax-free; accordingly, the Predecessor Fund’s shareholders became shareholders of the Fund without realizing any gain or loss for federal income tax purposes.

As a result, the Fund acquired all of the assets and assumed certain stated liabilities of the Predecessor Fund in exchange for an equal aggregate value of newly-issued shares of the Fund. Each shareholder of the Predecessor Fund received shares of the Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Predecessor Fund shares, as determined at the close of business on October 26, 2018.

The Reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amount and at the following conversion ratio:

Predecessor Fund	Shares Prior to Reorganization	Conversion Ratio	Shares Post- Reorganization
International Equity Index Fund, a series of State Farm Variable Product Trust	14,050,452	1	14,050,452

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Predecessor Fund were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Prior to the Reorganization, the Fund had not yet commenced operations and had no assets or liabilities. The Predecessor Fund’s net assets, fair value and cost of investments and derivative financial instruments prior to the reorganization were as follows:

Predecessor Fund	Net Assets	Fair Value of Investments	Cost Value of Investments
International Equity Index Fund, a series of State Farm Variable Product Trust	$177,944,330	$174,789,237	$190,647,069

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements   (continued)

under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2019, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements   (continued)

the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$203,393	$(203,393)	$—
Goldman Sachs & Co.	424,603	(424,603)	—
Jefferies & Co. LLC	389,853	(389,853)	—
JP Morgan Securities LLC	118,362	(118,362)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	45,395	(45,395)	—

	$1,181,606	$(1,181,606)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.08% of the average daily value of the Fund’s net assets.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2019, the Fund did not pay any amounts to affiliates in return for these services.

Expense Limitations, Waivers, Reimbursements and Recoupments: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2019, the amount waived was $57.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of directors who are not “interested persons” of the Company, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

For the year ended December 31, 2019, the Fund reimbursed the Manager $2,269 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitation as a percentage of average daily net assets is 0.27%. The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2019, the Manager waived and/or reimbursed $170,201 and $54,076 which is included in fees waived and/ or reimbursed by the Manager and transfer agent fees waived and/or reimbursed, respectively, in the Statement of Operations.

The Manager has contractually agreed to reimburse certain transfer agent fees in order to limit such expenses at 0.05% of the average daily net assets. The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in transfer agent fees waived and/or reimbursed in the Statement of Operations. For the year ended December 31, 2019, expense waivers and reimbursements were $5,307.

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver or contractual operational and recordkeeping services waiver described above or any voluntary waivers that may be in effect from time to time. Effective October 26, 2025, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

As of December 31, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2020	2021
Fund Level	$32,290	$170,201
Class I	15,533	59,383

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements   (continued)

collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2019, the Fund paid BIM $4,294 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2019, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2019, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$588,084
Sales	592,628
Net Realized Gain	69,739

7.	PURCHASES AND SALES

For the year ended December 31, 2019, purchases and sales of investments, excluding short-term securities, were $4,715,590 and $8,963,481, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to non-deductible expenses and distributions paid in excess of taxable income were reclassified to the following accounts:

Paid-in capital	$(76,944)
Accumulated earnings	76,944

The tax character of distributions paid was as follows:

	12/31/19	12/31/18

Ordinary income	$6,312,262	$9,255,946
Long-term capital gains	8,786	50,902,897

	$6,321,048	$60,158,843

As of period end, the tax components of accumulated earnings were as follows:

Net unrealized gains (a)	$6,744,393
Qualified late-year losses (b)	(16,215)

$6,728,178

(a)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains/losses on certain futures contracts and the classification of investments.

(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$189,351,759

Gross unrealized appreciation	$61,787,899
Gross unrealized depreciation	(55,003,074)

Net unrealized appreciation	$6,784,825

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2019, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements   (continued)

significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

The Fund invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	Year Ended 12/31/19		Year Ended 12/31/18 (a)

	Shares	Amount	Shares	Amount

Class I
Shares sold	233,553	$2,077,437	280,077	$3,757,710
Shares issued in reinvestment of distributions	674,579	6,317,929	7,541,790	60,158,359
Shares redeemed	(1,379,661)	(12,271,271)	(9,845,024)	(139,137,066)

Net decrease	(471,529)	$(3,875,905)	(2,023,157)	$(75,220,997)

(a)

Includes the activity of the Predecessor Fund prior to the Reorganization on October 29, 2018. Excludes the exchange of shares of the Predecessor Fund for shares of the Fund during the Reorganization. The Predecessor Fund is the performance and accounting survivor of the Reorganization.

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

As of December 31, 2019, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 790 Class I Shares of BlackRock International Index V.I. Fund.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	29

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock International Index V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock International Index V.I. Fund of BlackRock Variable Series Funds, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for each of the three years in the period ended December 31, 2017 of the Fund were audited by other auditors whose report dated February 23, 2018, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipts

CDI	Crest Depository Interests

CVA	Certification Van Aandelon (Dutch Certificate)

FDR	Fiduciary Depositary Receipt

REIT	Real Estate Investment Trust

SCA	Svenska Cellulosa Aktiebolaget

SDR	Swedish Depositary Receipts

GLOSSARY OF TERMS USED IN THIS REPORT	31

DECEMBER 31, 2019

2019 Annual Report

BlackRock Variable Series Funds, Inc.

•	BlackRock International V.I. Fund

Not FDIC Insured - May Lose Value - No Bank Guarantee

Fund Summary as of December 31, 2019	BlackRock International V.I. Fund

Investment Objective

BlackRock International V.I. Fund’s (the “Fund”) investment objective is long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2019, the Fund outperformed its benchmark, the MSCI All Country World Index (ACWI) ex USA Index.

What factors influenced performance?

From a sector perspective, positive stock selection in the consumer discretionary, information technology (“IT”), and real estate sectors were the primary contributors to the Fund’s relative performance during the period. The largest individual stock contributors included Singapore digital entertainment and e-commerce specialist SEA Ltd., U.S. luxury jeweler Tiffany & Co., and specialty chemicals company Koninklijke DSM NV. Notably, shares of SEA performed well as the leading Southeast Asia internet platform reported encouraging sales for the first two quarters of 2019, building on momentum from previous periods.

By contrast, negative stock selection in the communication services sector was the primary detractor from the Fund’s relative performance for the period. Stock selection in financials and utilities also detracted. Among individual stocks, the largest detractors were Chinese online search giant Baidu Inc., European cable and satellite operator SES SA, and Canadian mining company First Quantum Minerals Ltd. Baidu shares performed poorly as growth concerns and poor results weighed on investor sentiment throughout the period.

Describe recent portfolio activity.

The largest change to the Fund’s positioning in the period was an increase in exposure to the industrials sector, moving from significantly underweight to overweight. New positions in aerospace company BAE Systems plc, HR services specialist Recruit Holdings Co., food process equipment manufacturer Marel HF, and Australia’s Qantas Airways Ltd. were responsible for much of the increased industrials exposure within the Fund. In contrast, the Fund reduced its materials exposure to significantly underweight, stemming largely from the sale of positions in specialty chemical producer Arkema SA and mining company China Molybdenum Co. Ltd. From a regional perspective, exposure to the U.S. increased, while the Fund’s underweight position in emerging markets decreased.

Describe portfolio positioning at period end.

As of period end, the Fund’s largest sector overweight was in IT, largely in the semiconductors and semiconductor equipment industry group. The communication services sector was also notably overweight at period end, driven mainly by exposure to entertainment stocks. The largest underweight exposures were to energy and utilities, with the portfolio holding no positions in either of the two sectors. On a regional basis, the largest overweight exposures were to the United States and Europe ex-U.K., while the largest underweight allocations were to emerging markets and the United Kingdom.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock International V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.
(b)

The Fund invests primarily in stocks of companies located outside the U.S. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed different investment strategies under the name “BlackRock International Value V.I. Fund.”

(c)	A free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

Performance Summary for the Period Ended December 31, 2019

	6-Month Total	Average Annual Total Returns (a)
	Returns (a)	1 Year	5 Years	10 Years
Class I (b)	11.42%	32.12%	5.74%	5.00%
MSCI ACWI ex USA Index	6.96	21.51	5.51	4.97

(a)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)

Average annual and cumulative total returns are based on changes in net asset value (“NAV”) for the periods shown, and assume reinvestment of all distributions at NAV on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed different investment strategies under the name “BlackRock International Value V.I. Fund.”

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	3

Fund Summary as of December 31, 2019 (continued)	BlackRock International V.I. Fund

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,114.20	$4.96	$1,000.00	$1,020.52	$4.74	0.93%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
See “Disclosure of Expenses” on page 5 for further information on how expenses were calculated.

Portfolio Information

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
United States	16%
Germany	9
Japan	9
Switzerland	8
China	7
France	7
United Kingdom	6
Canada	5
Spain	5
Netherlands	4
Brazil	3
Italy	3
Sweden	3
Australia	2
Iceland	2
India	2
Mexico	2
Portugal	2
South Korea	2
Taiwan	1
Short-Term Securities	2
Liabilities in Excess of Other Assets	—	(a)

(a)	Represents less than 1% of the Fund’s net assets.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2019 and held through December 31, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

DISCLOSURE OF EXPENSES	5

Schedule of Investments December 31, 2019	BlackRock International V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 95.3%

Australia — 2.2%
Qantas Airways Ltd.	414,463	$2,065,891

Brazil — 3.1%(a)
Banco do Brasil SA	178,965	2,351,677
XP, Inc., Class A	16,445	633,461

		2,985,138

Canada — 4.5%
Rogers Communications, Inc., Class B	87,158	4,327,864

China — 7.1%
Alibaba Group Holding Ltd., ADR(a)	12,243	2,596,740
Ping An Insurance Group Co. of China Ltd., Class H	138,000	1,633,019
Wuxi Biologics Cayman, Inc.(a)(b)	200,500	2,539,422

		6,769,181

France — 6.8%
AXA SA	126,558	3,576,055
Ubisoft Entertainment SA(a)	42,132	2,919,039

		6,495,094

Germany — 6.3%(a)
Knorr-Bremse AG	37,297	3,796,621
MorphoSys AG	15,376	2,175,100

		5,971,721

Iceland — 2.3%
Marel HF(b)	426,459	2,176,534

India — 2.1%
IndusInd Bank Ltd.	95,306	2,016,568

Italy — 3.4%
Intesa Sanpaolo SpA	1,212,884	3,194,967

Japan — 8.7%
Recruit Holdings Co. Ltd.	85,700	3,209,924
Sony Corp.	74,000	5,024,430

		8,234,354

Mexico — 1.9%
Grupo Financiero Banorte SAB de CV, Class O	333,303	1,845,837

Netherlands — 4.5%
ASML Holding NV	4,861	1,439,131
Koninklijke DSM NV	21,637	2,828,944

		4,268,075

Portugal — 1.7%
Banco Comercial Portugues SA, Class R(a)	6,957,214	1,587,650

South Korea — 2.0%
LG Chem Ltd.	6,925	1,897,826

Spain — 4.7%
Banco Bilbao Vizcaya Argentaria SA	361,453	2,029,316
Masmovil Ibercom SA(a)	105,274	2,405,880

		4,435,196

Sweden — 2.8%
Hexagon AB, Class B	48,235	2,703,635

Security	Shares		Value

Switzerland — 8.4%
Nestle SA (Registered)	38,841		$4,205,131
Roche Holding AG	11,678		3,795,383

			8,000,514

Taiwan — 1.3%
Sea Ltd., ADR(a)	30,620		1,231,536

United Kingdom — 5.6%
BAE Systems plc	400,135		2,995,939
Burberry Group plc	79,270		2,314,336

			5,310,275

United States — 15.9%
Equinix, Inc.	3,936		2,297,443
Mondelez International, Inc., Class A	44,186		2,433,765
ON Semiconductor Corp.(a)	173,684		4,234,416
PayPal Holdings, Inc.(a)	17,478		1,890,595
PTC, Inc.(a)	20,485		1,534,122
Viavi Solutions, Inc.(a)	184,012		2,760,180

			15,150,521

Total Common Stocks — 95.3% (Cost: $80,076,180)			90,668,377

Preferred Stocks — 2.8%

Germany — 62.8%
Volkswagen AG (Preference)	13,551		2,667,357

Total Preferred Stocks — 2.8% (Cost: $2,607,384)			2,667,357

Total Long-Term Investments — 98.1% (Cost: $82,683,564)			93,335,734

Short-Term Securities — 2.2%

Money Market Funds — 2.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.51%(c)*	2,069,868		2,069,868

Total Money Market Funds — 2.2% (Cost: $2,069,868)			2,069,868

	Par (000)

Time Deposits — 0.0%

Norway — 0.0%
Brown Brothers Harriman & Co., 0.66%, 01/02/20	NOK —	(d)	1

Switzerland — 0.0%
Brown Brothers Harriman & Co., (1.70)%, 01/03/20	CHF —	(d)	80

Total Time Deposits — 0.0% (Cost: $81)			81

Total Short-Term Securities — 2.2% (Cost: $2,069,949)			2,069,949

Total Investments — 100.3% (Cost: 84,753,513)			95,405,683

Liabilities in Excess of Other Assets — (0.3)%			(262,286)

Net Assets — 100.0%			$95,143,397

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock International V.I. Fund

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Annualized 7-day yield as of period end.
(d)	Amount is less than 500.
*

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 12/31/19	Value at 12/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	2,487,119	(417,251)	2,069,868	$2,069,868	$61,857		$—	$—
SL Liquidity Series, LLC, Money Market Series(b)	239,214	(239,214)	—	—	14,282	(c)	258	—

				$2,069,868	$76,139		$258	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	As of period end, the entity is no longer held by the Fund.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) December 31, 2019	BlackRock International V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$—	$2,065,891	$—	$2,065,891
Brazil	2,985,138	—	—	2,985,138
Canada	4,327,864	—	—	4,327,864
China	2,596,740	4,172,441	—	6,769,181
France	—	6,495,094	—	6,495,094
Germany	3,796,621	2,175,100	—	5,971,721
Iceland	2,176,534	—	—	2,176,534
India	—	2,016,568	—	2,016,568
Italy	—	3,194,967	—	3,194,967
Japan	—	8,234,354	—	8,234,354
Mexico	1,845,837	—	—	1,845,837
Netherlands	—	4,268,075	—	4,268,075
Portugal	—	1,587,650	—	1,587,650
South Korea	—	1,897,826	—	1,897,826
Spain	—	4,435,196	—	4,435,196
Sweden	—	2,703,635	—	2,703,635
Switzerland	—	8,000,514	—	8,000,514
Taiwan	1,231,536	—	—	1,231,536
United Kingdom	—	5,310,275	—	5,310,275
United States	15,150,521	—	—	15,150,521
Preferred Securities (a)	—	2,667,357	—	2,667,357
Short-Term Securities:
Money Market Funds	2,069,868	—	—	2,069,868
Time Deposits (a)	—	81	—	81

	$36,180,659	$59,225,024	$—	$95,405,683

(a)	See above Schedule of Investments for values in each country.

See notes to financial statements.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2019

BlackRock International V.I. Fund

ASSETS
Investments at value — unaffiliated (cost — $82,683,645)	$93,335,815
Investments at value — affiliated (cost — $2,069,868)	2,069,868
Foreign currency at value (cost — $6,659)	6,661
Receivables:
Investments sold	36,327
Securities lending income — affiliated	22
Capital shares sold	777
Dividends — affiliated	4,450
Dividends — unaffiliated	171,821
Prepaid expenses	912

Total assets	95,626,653

LIABILITIES
Bank overdraft	36,622
Payables:
Capital shares redeemed	204,048
Custodian fees	26,756
Investment advisory fees	59,284
Directors’ and Officer’s fees	2,846
Other affiliates	566
Professional fees	82,020
Transfer agent fees	46,313
Other accrued expenses	24,801

Total liabilities	483,256

NET ASSETS	$95,143,397

NET ASSETS CONSIST OF
Paid-in capital	$82,953,529
Accumulated earnings	12,189,868

NET ASSETS	$95,143,397

NET ASSET VALUE
Class I — Based on net assets of $95,143,397 and 7,915,414 shares outstanding, 100 million shares authorized, $0.10 par value	$12.02

See notes to financial statements.

FINANCIAL STATEMENTS	9

Statement of Operations

Year Ended December 31, 2019

BlackRock International V.I.Fund

INVESTMENT INCOME
Dividends — affiliated	$61,857
Dividends — unaffiliated	2,262,111
Securities lending income — affiliated — net	14,282
Foreign taxes withheld	(279,449)

Total investment income	2,058,801

EXPENSES
Investment advisory	674,554
Transfer agent	183,278
Professional	51,663
Accounting services	48,120
Custodian	35,030
Directors and Officer	9,209
Printing	5,977
Board realignment and consolidation	1,347
Miscellaneous	3,119

Total expenses	1,012,297
Less:
Fees waived and/or reimbursed by the Manager	(2,394)
Transfer agent fees waived and/or reimbursed	(133,750)

Total expenses after fees waived and/or reimbursed	876,153

Net investment income	1,182,648

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	258
Investments — unaffiliated (net of $(30,528) foreign capital gain tax)	4,165,202
Foreign currency transactions	(35,369)

4,130,091

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated (net of $51,486 foreign capital gain tax)	19,550,602
Foreign currency translations	3,503

19,554,105

Net realized and unrealized gain	23,684,196

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,866,844

See notes to financial statements.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock International V.I. Fund
	Year Ended December 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,182,648	$1,558,551
Net realized gain	4,130,091	10,345
Net change in unrealized appreciation (depreciation)	19,554,105	(25,219,019)

Net increase (decrease) in net assets resulting from operations	24,866,844	(23,650,123)

DISTRIBUTIONS TO SHAREHOLDERS (a)
Decrease in net assets resulting from distributions to shareholders	(1,052,006)	(5,532,493)

CAPITAL SHARE TRANSACTIONS
Shares sold	2,548,975	7,398,984
Shares issued in reinvestment of distributions	1,052,006	5,532,493
Shares redeemed	(14,505,210)	(16,948,689)

Net decrease in net assets derived from capital share transactions	(10,904,229)	(4,017,212)

NET ASSETS
Total increase (decrease) in net assets	12,910,609	(33,199,828)
Beginning of year	82,232,788	115,432,616

End of year	$95,143,397	$82,232,788

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	11

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock International V.I. Fund

	Class I

	Year Ended December 31,
	2019	2018		2017	2016		2015

Net asset value, beginning of year	$9.20	$12.56		$9.58	$9.71		$10.10

Net investment income (a)	0.14	0.17	(b)	0.15	0.15		0.14
Net realized and unrealized gain (loss)	2.81	(2.88)		2.83	(0.11)		(0.42)

Net increase (decrease) from investment operations	2.95	(2.71)		2.98	0.04		(0.28)

Distributions (c)
From net investment income	(0.13)	(0.32)		—	(0.17)		(0.11)
From net realized gain	—	(0.33)		—	—		—
From return of capital	—	—		—	(0.00	)(d)	—

Total distributions	(0.13)	(0.65)		—	(0.17)		(0.11)

Net asset value, end of year	$12.02	$9.20		$12.56	$9.58		$9.71

Total Return (e)
Based on net asset value	32.12%	(21.82)%		31.11%	0.39%		(2.76)%

Ratios to Average Net Assets (f)
Total expenses	1.12%	1.20%		1.24%	1.15%		1.09%

Total expenses after fees waived and/or reimbursed	0.97%	1.07%		1.11%	1.04%		0.98%

Net investment income	1.31%	1.48	%(b)	1.37%	1.57%		1.35%

Supplemental Data
Net assets, end of year (000)	$95,143	$82,233		$115,433	$96,201		$107,942

Portfolio turnover rate	104%	100%		103%	82%		112%

(a) Based on average shares outstanding.

(b) Net investment income per share and the ratio of net investment income to average net assets includes $0.04 per share and 0.31%, respectively, resulting from non-recurring dividends.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Amount is greater than $(0.005) per share.

(e) Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018		2017	2016		2015
Investments in underlying funds	0.01%	0.01%		0.01%	—%		—%

See notes to financial statements.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock International V.I. Fund (the “Fund”). The Fund is classified as diversified.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

NOTES TO FINANCIAL STATEMENTS	13

Notes to Financial Statements (continued)

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.75%
$1 Billion — $3 Billion	0.71
$3 Billion — $5 Billion	0.68
$5 Billion — $10 Billion	0.65
Greater than $10 Billion	0.64

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent. For the year ended December 31, 2019, the Fund did not pay any amounts to affiliates in return for these services.

Expense Limitations, Waivers and Reimbursements: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2019, the amount waived was $2,137.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Company, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

For the year ended December 31, 2019, the Fund reimbursed the Manager $1,125 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse certain transfer agent fees in order to limit such expenses at 0.08% of average daily net assets. The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in transfer agent fees waived and/or reimbursed in the Statement of Operations. For the year ended December 31, 2019, expense waivers and/or reimbursements were $106,225.

The Manager has contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The current expense limitation as a percentage of average daily net assets is 0.93% for Class I.

Prior to May 24, 2019, the expense limitation as a percentage of average daily net assets was 1.25% for Class I.

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2019, the Manager waived $257 and $27,525, which is included in fees waived and/or reimbursed by the Manager and transfer agent fees waived and/or reimbursed, respectively, in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements   (continued)

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2019, the Fund paid BIM $3,160 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2019, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the year ended December 31, 2019, purchases and sales of investments, and excluding short-term securities, were $90,664,271 and $100,801,691, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	12/31/19	12/31/18
Ordinary income	$1,052,006	$2,774,782
Long-term capital gains	—	2,757,711

	$1,052,006	$5,532,493

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

As of period end, the tax components of accumulated earnings were as follows:

Undistributed ordinary income	$92,529
Undistributed long-term capital gains	1,463,239
Net unrealized gains (a)	10,634,100

$12,189,868

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

As of December 31, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$84,803,527

Gross unrealized appreciation	$11,955,710
Gross unrealized depreciation	(1,353,554)

Net unrealized appreciation	$10,602,156

8.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2019, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements   (continued)

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	Year Ended 12/31/19		Year Ended 12/31/18

	Shares	Amount	Shares	Amount
Class I
Shares sold	234,006	$2,548,975	604,450	$7,398,984
Shares issued in reinvestment of distributions	88,914	1,052,006	570,051	5,532,493
Shares redeemed	(1,344,919)	(14,505,210)	(1,430,661)	(16,948,689)

Net decrease	(1,021,999)	$(10,904,229)	(256,160)	$(4,017,212)

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock International V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock International V.I. Fund of BlackRock Variable Series Funds, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	19

Glossary of Terms Used in this Report

Currency

CHF	Swiss Franc
NOK	Norwegian Krone

Portfolio Abbreviations

ADR	American Depositary Receipts

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

DECEMBER 31, 2019

2019 Annual Report

BlackRock Variable Series Funds, Inc.

•	BlackRock Large Cap Focus Growth V.I. Fund

Not FDIC Insured - May Lose Value - No Bank Guarantee

Fund Summary as of December 31, 2019	BlackRock Large Cap Focus Growth V.I. Fund

Investment Objective

BlackRock Large Cap Focus Growth V.I. Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2019, the Fund underperformed its benchmark, the Russell 1000® Growth Index.

What factors influenced performance?

An overweight to health care and stock selection within the communication services and information technology (“IT”) sectors were the largest detractors from relative performance for the period. In health care, an overweight position in managed care provider UnitedHealth Group, Inc. within the health care providers & services subsector hurt performance. Within communication services, selection among interactive media & services weighed on returns, most notably an out-of-benchmark position in Chinese gaming and social media conglomerate Tencent Holdings Ltd. In IT, selection within the technology hardware, storage & peripherals industry, specifically an underweight to Apple Inc., detracted from relative results.

Stock selection in the industrials and real estate sectors and a lack of exposure to energy were the largest contributors to relative performance. In industrials, selection in the professional services industry with an overweight to CoStar Group, Inc. drove returns. In real estate, selection in real estate investment trusts added to relative performance, highlighted by an overweight position in SBA Communications Corp. Lastly no exposure to either the energy equipment & services or oil, gas, & consumable fuels subsectors within energy proved advantageous.

Describe recent portfolio activity.

Due to a combination of portfolio trading activity, market movement and sector reclassifications during the 12-month period, the portfolio’s weighting in the IT sector increased, particularly within both the software and the technology hardware, storage & peripherals subsectors. Industrials exposure also increased, namely within commercial services & supplies and professional services. Exposure to health care decreased, largely with respect to health care providers & services. Communication services exposure also decreased, namely holdings within the entertainment segment.

Describe portfolio positioning at period end.

As of period end, the Fund’s largest overweight relative to the Russell 1000® Growth Index was the consumer discretionary sector, followed by financials. Health care was the largest sector underweight, followed by consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock Large Cap Focus Growth V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses.
(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large cap equity securities and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Large Cap Growth V.I. Fund”.

(c)

An unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

Performance Summary for the Period Ended December 31, 2019

		Average Annual Total Returns (a)
	6-Month Total Returns (a)	1 Year	5 Years	10 Years
Class I (b)	6.42%	32.70%	14.44%	15.13%
Class III (b)	6.20	32.33	14.14	14.84
Russell 1000® Growth Index	12.27	36.39	14.63	15.22

(a)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)

Average annual and cumulative total returns are based on changes in net asset value (“NAV”) for the periods shown, and assume reinvestment of all distributions at NAV on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Large Cap Growth V.I. Fund”.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	3

Fund Summary as of December 31, 2019 (continued)	BlackRock Large Cap Focus Growth V.I. Fund

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,064.20	$4.11	$1,000.00	$1,021.22	$4.02	0.79%
Class III	1,000.00	1,062.00	5.41	1,000.00	1,019.96	5.30	1.04

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 5 for further information on how expenses were calculated.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	38%
Consumer Discretionary	19
Communication Services	13
Health Care	11
Industrials	8
Financials	5
Materials	3
Real Estate	2
Consumer Staples	1
Short-Term Securities	3
Liabilities in Excess of Other Assets	(3)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2019 and held through December 31, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

DISCLOSURE OF EXPENSES	5

Schedule of Investments December 31, 2019	BlackRock Large Cap Focus Growth V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.3%

Aerospace & Defense — 1.1%
Boeing Co. (The)	6,784	$2,209,956

Automobiles — 2.0%
Ferrari NV	23,583	3,903,930

Beverages — 1.3%
Constellation Brands, Inc., Class A	13,889	2,635,438

Capital Markets — 5.3%
CME Group, Inc.	22,161	4,448,156
S&P Global, Inc.	22,260	6,078,093

		10,526,249

Chemicals — 1.3%
Sherwin-Williams Co. (The)	4,421	2,579,830

Commercial Services & Supplies — 2.0%
Copart, Inc.(a)	43,864	3,988,992

Containers & Packaging — 1.3%
Ball Corp.	40,142	2,595,983

Entertainment — 2.6%
Netflix, Inc.(a)	16,063	5,197,505

Equity Real Estate Investment Trusts (REITs) — 1.9%
SBA Communications Corp.(a)	15,974	3,849,574

Health Care Equipment & Supplies — 4.3%(a)
Align Technology, Inc.	14,372	4,010,363
Intuitive Surgical, Inc.	7,603	4,494,513

		8,504,876

Interactive Media & Services — 10.2%(a)
Alphabet, Inc., Class A	4,805	6,435,769
Facebook, Inc., Class A	37,201	7,635,506
IAC/InterActiveCorp.	24,602	6,128,604

		20,199,879

Internet & Direct Marketing Retail — 14.0%
Alibaba Group Holding Ltd., ADR(a)	24,589	5,215,327
Amazon.com, Inc.(a)	10,503	19,407,864
MercadoLibre, Inc.	5,431	3,106,206

		27,729,397

IT Services — 10.6%
Adyen NV(a)(b)	3,204	2,635,597
Mastercard, Inc., Class A	30,839	9,208,217
Visa, Inc., Class A	48,846	9,178,164

		21,021,978

Life Sciences Tools & Services — 2.9%(a)
IQVIA Holdings, Inc.	21,926	3,387,786
Lonza Group AG (Registered)	6,564	2,394,596

		5,782,382

Pharmaceuticals — 3.3%
Novartis AG, ADR(c)	30,631	2,900,449
Zoetis, Inc.	27,617	3,655,110

		6,555,559

Professional Services — 4.3%
CoStar Group, Inc.(a)	8,544	5,111,875
TransUnion	38,879	3,328,431

		8,440,306

Road & Rail — 0.9%
Union Pacific Corp.	10,333	1,868,103

Security		Shares	Value

Semiconductors & Semiconductor Equipment — 3.4%
ASML Holding NV (Registered), NYRS		16,715	$4,946,637
Xilinx, Inc.		19,188	1,876,011

			6,822,648

Software — 21.2%
Adobe, Inc.(a)		15,544	5,126,567
Autodesk, Inc.(a)		22,942	4,208,939
Coupa Software, Inc.(a)(c)		13,528	1,978,470
Fair Isaac Corp.(a)		9,429	3,532,858
Intuit, Inc.		17,235	4,514,364
Microsoft Corp.		72,246	11,393,195
salesforce.com, Inc.(a)		35,261	5,734,849
ServiceNow, Inc.(a)		20,016	5,650,917
			42,140,159

Specialty Retail — 1.4%
Lowe’s Cos., Inc.		23,586	2,824,659

Technology Hardware, Storage & Peripherals — 2.2%
Apple, Inc.		14,616	4,291,988

Textiles, Apparel & Luxury Goods — 1.8%
NIKE, Inc., Class B		34,406	3,485,672

Total Common Stocks — 99.3% (Cost: $145,091,604)			197,155,063

Total Long-Term Investments — 99.3% (Cost: $145,091,604)			197,155,063

Short-Term Securities — 3.3%

Money Market Funds — 3.3%(d)*
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.51%		1,830,876	1,830,876
SL Liquidity Series, LLC, Money Market Series, 1.80%(e)		4,660,904	4,661,836

Total Money Market Funds — 3.3% (Cost: $6,492,549)			6,492,712

		Par (000)

Time Deposits — 0.0%

Brown Brothers Harriman & Co.:
0.32%, 01/02/20	AUD	—(f)	231
1.66%, 01/02/20	HKD	1	73

Total Time Deposits — 0.0% (Cost: $304)			304

Total Short-Term Securities — 3.3% (Cost: $6,492,853)			6,493,016

Total Investments — 102.6% (Cost: $151,584,457)			203,648,079

Liabilities in Excess of Other Assets — (2.6)%			(5,148,743)

Net Assets — 100.0%			$198,499,336

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Large Cap Focus Growth V.I. Fund

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security, or a portion of the security, is on loan.
(d)	Annualized 7-day yield as of period end.
(e)	Security was purchased with the cash collateral from loaned securities.
(f)	Amount is less than 500.
*

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 12/31/19	Value at 12/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	3,741,601	(1,910,725)	1,830,876	$1,830,876	$34,666		$(1)	$—
SL Liquidity Series, LLC, Money Market Series	7,770,691	(3,109,787)	4,660,904	4,661,836	10,651	(b)	(1,724)	940

				$6,492,712	$45,317		$(1,725)	$940

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$2,209,956	$—	$—	$2,209,956
Automobiles	3,903,930	—	—	3,903,930
Beverages	2,635,438	—	—	2,635,438
Capital Markets	10,526,249	—	—	10,526,249
Chemicals	2,579,830	—	—	2,579,830
Commercial Services & Supplies	3,988,992	—	—	3,988,992
Containers & Packaging	2,595,983	—	—	2,595,983
Entertainment	5,197,505	—	—	5,197,505
Equity Real Estate Investment Trusts (REITs)	3,849,574	—	—	3,849,574
Health Care Equipment & Supplies	8,504,876	—	—	8,504,876
Interactive Media & Services	20,199,879	—	—	20,199,879
Internet & Direct Marketing Retail	27,729,397	—	—	27,729,397
IT Services	18,386,381	2,635,597	—	21,021,978
Life Sciences Tools & Services	3,387,786	2,394,596	—	5,782,382
Pharmaceuticals	6,555,559	—	—	6,555,559
Professional Services	8,440,306	—	—	8,440,306
Road & Rail	1,868,103	—	—	1,868,103
Semiconductors & Semiconductor Equipment	6,822,648	—	—	6,822,648
Software	42,140,159	—	—	42,140,159
Specialty Retail	2,824,659	—	—	2,824,659
Technology Hardware, Storage & Peripherals	4,291,988	—	—	4,291,988
Textiles, Apparel & Luxury Goods	3,485,672	—	—	3,485,672
Short-Term Securities:
Money Market Funds	1,830,876	—	—	1,830,876

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) December 31, 2019	BlackRock Large Cap Focus Growth V.I. Fund

	Level 1	Level 2	Level 3	Total
Time Deposits	$—	$304	$—	$304

Subtotal	$193,955,746	$5,030,497	$—	$198,986,243

Investments valued at NAV (a)				4,661,836

Total Investments				$203,648,079

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2019

BlackRock Large Cap Focus Growth V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $4,567,880) (cost — $145,091,908)	$197,155,367
Investments at value — affiliated (cost — $6,492,549)	6,492,712
Cash	14,799
Receivables:
Securities lending income — affiliated	1,819
Capital shares sold	67,084
Dividends — affiliated	2,070
Dividends — unaffiliated	55,908
Prepaid expenses	1,797

Total assets	203,791,556

LIABILITIES
Cash collateral on securities loaned at value	4,662,996
Payables:
Investments purchased	245,338
Capital shares redeemed	43,628
Custodian fees	32,807
Distribution fees	18,570
Investment advisory fees	107,451
Directors’ and Officer’s fees	2,688
Other affiliates	1,104
Transfer agent fees	98,089
Other accrued expenses	79,549

Total liabilities	5,292,220

NET ASSETS	$198,499,336

NET ASSETS CONSIST OF
Paid-in capital	$143,863,952
Accumulated earnings	54,635,384

NET ASSETS	$198,499,336

NET ASSET VALUE
Class I — Based on net assets of $106,238,037 and 6,677,850 shares outstanding, 100 million shares authorized, $0.10 par value	$15.91

Class III — Based on net assets of $92,261,299 and 5,908,723 shares outstanding, 100 million shares authorized, $0.10 par value	$15.61

See notes to financial statements.

FINANCIAL STATEMENTS	9

Statement of Operations

Year Ended December 31, 2019

BlackRock Large Cap Focus Growth V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$34,666
Dividends — unaffiliated	965,316
Securities lending income — affiliated — net	10,651
Foreign taxes withheld	(5,927)

Total investment income	1,004,706

EXPENSES
Investment advisory	1,210,466
Transfer agent — class specific	383,860
Distribution — class specific	208,345
Accounting services	53,521
Professional	51,714
Custodian	25,075
Printing	16,477
Directors and Officer	10,176
Transfer agent	5,000
Board realignment and consolidation	1,202
Registration	21
Miscellaneous	6,702

Total expenses	1,972,559
Less:
Fees waived and/or reimbursed by the Manager	(1,183)
Transfer agent fees waived and/or reimbursed — class specific	(253,289)

Total expenses after fees waived and/or reimbursed	1,718,087

Net investment loss	(713,381)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(1,725)
Investments — unaffiliated	21,564,635
Foreign currency transactions	(59)

21,562,851

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	940
Investments — unaffiliated	29,705,744

29,706,684

Net realized and unrealized gain	51,269,535

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$50,556,154

See notes to financial statements.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Changes in Net Assets

	BlackRock Large Cap Focus Growth V.I. Fund
	Year Ended December 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment loss	$(713,381)	$(580,087)
Net realized gain	21,562,851	15,468,799
Net change in unrealized appreciation (depreciation)	29,706,684	(11,922,650)

Net increase in net assets resulting from operations	50,556,154	2,966,062

DISTRIBUTIONS TO SHAREHOLDERS (a)
Class I	(10,507,499)	(10,303,447)
Class III	(9,229,899)	(7,856,717)

Decrease in net assets resulting from distributions to shareholders	(19,737,398)	(18,160,164)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	5,615,086	22,131,719

NET ASSETS
Total increase in net assets	36,433,842	6,937,617
Beginning of year	162,065,494	155,127,877

End of year	$198,499,336	$162,065,494

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	11

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Large Cap Focus Growth V.I. Fund
	Class I
	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$13.32	$14.51	$13.35	$13.59	$14.08

Net investment income (loss) (a)	(0.04)	(0.04)	0.02	0.09	0.08
Net realized and unrealized gain	4.36	0.49	3.92	0.99	0.31

Net increase from investment operations	4.32	0.45	3.94	1.08	0.39

Distributions (b)
From net investment income	—	—	(0.01)	(0.10)	(0.09)
From net realized gain	(1.73)	(1.64)	(2.77)	(1.22)	(0.79)

Total distributions	(1.73)	(1.64)	(2.78)	(1.32)	(0.88)

Net asset value, end of year	$15.91	$13.32	$14.51	$13.35	$13.59

Total Return (c)
Based on net asset value	32.70%	3.01%	29.56%	7.89%	2.73%

Ratios to Average Net Assets (d)
Total expenses	0.95%	0.96%	1.01%	0.96%	0.95%

Total expenses after fees waived and/or reimbursed	0.81%	0.82%	0.89%	0.84%	0.82%

Net investment income (loss)	(0.27)%	(0.23)%	0.10%	0.68%	0.59%

Supplemental Data
Net assets, end of year (000)	$106,238	$91,380	$100,308	$87,346	$98,485

Portfolio turnover rate	58%	63%	95%	37%	35%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015

Investments in underlying funds	—%	0.01%	0.01%	0.01%	—%

See notes to financial statements.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Large Cap Focus Growth V.I. Fund
	Class III
	Year Ended December 31,
	2019	2018	2017		2016	2015

Net asset value, beginning of year	$13.13	$14.36	$13.24		$13.50	$13.99

Net investment income (loss) (a)	(0.08)	(0.08)	(0.02)		0.06	0.05
Net realized and unrealized gain	4.29	0.49	3.88		0.96	0.30

Net increase from investment operations	4.21	0.41	3.86		1.02	0.35

Distributions (b)
From net investment income	—	—	(0.00	)(c)	(0.06)	(0.05)
From net realized gain	(1.73)	(1.64)	(2.74)		(1.22)	(0.79)

Total distributions	(1.73)	(1.64)	(2.74)		(1.28)	(0.84)

Net asset value, end of year	$15.61	$13.13	$14.36		$13.24	$13.50

Total Return (d)
Based on net asset value	32.33%	2.77%	29.23%		7.54%	2.51%

Ratios to Average Net Assets (e)
Total expenses	1.20%	1.22%	1.28%		1.22%	1.21%

Total expenses after fees waived and/or reimbursed	1.06%	1.07%	1.14%		1.09%	1.07%

Net investment income (loss)	(0.52)%	(0.48)%	(0.16)%		0.42%	0.35%

Supplemental Data
Net assets, end of year (000)	$92,261	$70,685	$54,820		$39,346	$37,818

Portfolio turnover rate	58%	63%	95%		37%	35%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d) Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017		2016	2015

Investments in underlying funds	—%	0.01%	0.01%		0.01%	—%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	13

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Large Cap Focus Growth V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2019, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements   (continued)

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$2,871,380	$(2,871,380)	$—
Goldman Sachs & Co.	1,696,500	(1,696,500)	—

	$4,567,880	$(4,567,880)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.65%
$1 Billion — $3 Billion	0.61
$3 Billion — $5 Billion	0.59
$5 Billion — $10 Billion	0.57
Greater than $10 Billion	0.55

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder distribution services to the Fund. The ongoing distribution fee compensates BRIL and each broker-dealer for providing shareholder distribution related services to shareholders.

For the year ended December 31, 2019, the class specific distribution fees borne directly by Class III were $208,345.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent — class specific. For the year ended December 31, 2019, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the year ended December 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	$212,785
Class III	171,075
$383,860

Expense Limitations, Waivers and Reimbursements: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2019, the amount waived was $1,183.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Company, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

of the outstanding voting securities of the Fund. For the year ended December 31, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

For the year ended December 31, 2019, the Fund reimbursed the Manager $2,377 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse certain transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.07%
Class III	0.07

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020 unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the year ended December 31, 2019, class specific expense waivers and/or reimbursements are as follows:

Transfer Agent Fees Waived and/or Reimbursed
Class I	$ 140,645
Class III	112,644
$ 253,289

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class III	1.50

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2019, there were no fees waived and/or reimbursed by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 73.5% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2019, the Fund paid BIM $3,338 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements   (continued)

purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2019, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the year ended December 31, 2019, purchases and sales of investments, excluding short-term securities, were $107,207,560 and $120,393,181, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent difference attributable to net operating losses was reclassified to the following accounts:

Paid-in capital	$(702,875)
Accumulated earnings	702,875

The tax character of distributions paid was as follows:

	12/31/19	12/31/18
Ordinary income	$—	$513,495
Long-term capital gains	19,737,398	17,646,669

	$19,737,398	$18,160,164

As of period end, the tax components of accumulated earnings were as follows:

Undistributed long-term capital gains	$2,551,223
Net unrealized gains (a)	52,084,161

$54,635,384

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and timing and recognition of partnership income.

As of December 31, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$151,607,211

Gross unrealized appreciation	$52,811,508
Gross unrealized depreciation	(770,640)

Net unrealized appreciation	$52,040,868

8.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2019, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the Information Technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/19		Year Ended 12/31/18

	Shares	Amount	Shares	Amount
Class I
Shares sold	253,503	$4,110,454	386,678	$6,168,160
Shares issued in reinvestment of distributions	670,920	10,507,499	755,113	10,303,447
Shares redeemed	(1,108,808)	(17,750,295)	(1,192,018)	(19,141,189)

Net decrease	(184,385)	$(3,132,342)	(50,227)	$(2,669,582)

Class III
Shares sold	1,696,231	$26,488,011	2,379,648	$38,478,618
Shares issued in reinvestment of distributions	600,496	9,229,899	587,788	7,856,717
Shares redeemed	(1,772,732)	(26,970,482)	(1,399,440)	(21,534,034)

Net increase	523,995	$8,747,428	1,567,996	$24,801,301

Total Net Increase	339,610	$5,615,086	1,517,769	$22,131,719

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	19

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Large Cap Focus Growth V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Large Cap Focus Growth V.I. Fund of BlackRock Variable Series Funds, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

HKD	Hong Kong Dollar

Portfolio Abbreviations

ADR	American Depositary Receipts

NYRS	New York Registered Shares

S&P	Standard & Poor’s

GLOSSARY OF TERMS USED IN THIS REPORT	21

DECEMBER 31, 2019

2019 Annual Report

BlackRock Variable Series Funds, Inc.

•	BlackRock Managed Volatility V.I. Fund

Not FDIC Insured - May Lose Value - No Bank Guarantee

Fund Summary as of December 31, 2019	BlackRock Managed Volatility V.I. Fund

Investment Objective

BlackRock Managed Volatility V.I. Fund’s (the “Fund”) investment objective is to seek a level of current income and degree of stability of principal not normally available from an investment solely in equity securities, as well as the opportunity for capital appreciation greater than is normally available from an investment solely in debt securities.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2019, the Fund underperformed its blended benchmark (50% MSCI All Country World Index (“ACWI”)/50% FTSE WGBI (hedged into USD)) and underperformed its performance benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index.

What factors influenced performance?

The Fund’s industry and sector-level relative value equity positions led detractors from performance over the 12 months. In particular, an underweight to technology stocks over much of the year, an overweight to health care in the first quarter of the year, an underweight to rate-sensitive sectors such as utilities and financials in the third quarter, and an overweight to industrials in the fourth quarter weighed on returns. Currency positioning also detracted from performance, driven largely by an overweighting of emerging market currencies versus the U.S. dollar as a flight to safety in August negatively impacted this stance.

The main contributors to performance over the 12 months were the Fund’s cross-country interest rate positioning, directional equity positioning and stance with respect to duration (and corresponding interest rate sensitivity). With respect to cross-country interest rate positioning, a bearish view on the U.K. economy given Brexit uncertainty motivated the Fund to adopt a long position in U.K. rates. The Fund neutralized much of the market sensitivity associated with this position by moving to short European rates. In the latter part of the period, the Fund moved long U.S. and Australian rates on moderating growth and dovish central banks in both countries, while increasing the size of its short positions in Canadian and European rates. On the directional equity side, a long position in U.S. equities was initiated in December 2018 and held through most of 2019. Major central banks, including the U.S. Fed, pivoted to a more dovish outlook, providing a tailwind for equities. Finally, an overweight position in U.S. duration early in the year boosted returns as sovereign government bond yields fell to near record lows.

Describe recent portfolio activity.

The Fund entered the period net long both stocks and bonds. The Fund remained net long stocks throughout the period, however this net equity exposure waxed and waned, with a maximum position around 15% at the beginning of the year. This equity positioning was largely held as part of a high conviction macro theme on global reflationary pressures and market mispricing of global macro data. As pricing moved in line with expectations, this equity long was further reduced in the fourth quarter of the year. The Fund held notable long positions in European and emerging equity markets before moving to net short positions in both toward the end of the period. The Fund initiated a long position in U.S. and Asian (ex-Japan) equities in the latter part of the period.

Within fixed-income, the Fund’s overall net position changed several times over the period. The Fund moved long duration early on, driven largely by a broad-based long tilt to global developed market fixed-income, before taking profits as central banks became more dovish in response to continued softness in data. As global interest rates continued to fall throughout the spring the Fund pivoted to a net short fixed-income position in anticipation of a back-up in interest rates. The Fund subsequently added back duration, before reducing it again to arrive at a short position at period-end. In terms of regional exposure, the Fund entered the period with a net long position in European fixed-income, before moving to a net short position. Meanwhile, the Fund initiated and added to a long position in Asian (ex-Japan) fixed-income.

In currencies, the Fund held notable long positions in emerging markets and Asia (ex-Japan) for much of the year, while initiating and increasing a long position in the euro toward the latter part of the period. The Fund’s overall exposure to the U.S. dollar varied, ending the period as a net short position as the Fund moved further long the euro.

Derivatives are used by the portfolio’s investment adviser as an efficient means to take active views on interest rates, equity indices and currencies in the Fund. During the period, the Fund’s use of derivatives instead of physical instruments had a negative impact on performance.

The Fund held a relatively high allocation to cash as a means of reducing overall portfolio volatility. The Fund’s cash position did not have a material impact on performance.

Describe portfolio positioning at period end.

As of period end, the Fund had a net long position in global equities on the view that geopolitical risks have decreased and that the future path of global growth is likely one of modest improvement. The Fund was net short global bonds given the scope for yields to move higher from current levels and was net short the U.S. dollar.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock Managed Volatility V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.
(b)	The Fund uses an asset allocation strategy, investing various percentages of its portfolio in three major categories: stocks, bonds and money market investments.
(c)

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 49 country indexes comprising of 23 developed and 26 emerging market country indexes.

(d)	A market capitalization weighted bond index consisting of government bond markets of 23 countries, including the United States.
(e)	A customized weighted index comprised of the returns of 50% MSCI All Country World Index/50% FTSE WGBI (hedged into USD).
(f)

An unmanaged index that tracks 3-month U.S. Treasury securities. Effective June 2, 2014, the ICE BofAML 3-Month U.S. Treasury Bill Index was added to the performance benchmarks against which the Fund measures its performance.

Performance Summary for the Period Ended December 31, 2019

	6-Month Total Returns (a)	Average Annual Total Returns (a)
		1 Year	5 Years		10 Years
Class I (b)	1.73%	2.11%	1.83%		4.58%
Class III (b)	1.62	1.85	1.58	(c)	4.33	(c)
50% MSCI All Country World Index/50% FTSE WGBI (hedged into USD)	5.29	17.03	6.12		6.59
MSCI All Country World Index	8.92	26.60	8.41		8.79
FTSE WGBI (hedged into USD)	1.59	7.59	3.45		3.90
ICE BofAML 3-Month U.S. Treasury Bill Index	1.03	2.28	1.07		0.58

(a)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to January 22, 2013 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Balanced Capital V.I. Fund”.

(c)

The returns for Class III Shares prior to February 14, 2018, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	3

Fund Summary as of December 31, 2019 (continued)	BlackRock Managed Volatility V.I. Fund

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,017.30	$3.00	$1,000.00	$1,022.23	$3.01	0.59%
Class III	1,000.00	1,016.20	4.27	1,000.00	1,020.97	4.28	0.84

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 5 for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)

Common Stocks	84%
U.S. Treasury Obligations	16
Corporate Bonds	—	(b)
Rights	—	(b)
Preferred Stocks	—	(b)
Other Interests	—	(b)

(a)	Total Investments exclude short-term securities.
(b)	Represents less than 1% of the Fund’s total investments.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2019 and held through December 31, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	5

Schedule of Investments December 31, 2019	BlackRock Managed Volatility V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 68.6%

Aerospace & Defense — 0.4%
Arconic, Inc.	8,053	$247,791
HEICO Corp.	930	106,159
HEICO Corp., Class A	1,526	136,623
Meggitt plc	912	7,943
MTU Aero Engines AG	56	15,956
Spirit AeroSystems Holdings, Inc., Class A	1,515	110,413
Teledyne Technologies, Inc.(a)	46	15,941
TransDigm Group, Inc.(a)	611	342,160

		982,986

Air Freight & Logistics — 1.3%
Bollore SA	1,595	6,970
CH Robinson Worldwide, Inc.	5,485	428,927
Deutsche Post AG (Registered)	3,648	138,713
DSV Panalpina A/S	976	112,487
FedEx Corp.	5,471	827,270
United Parcel Service, Inc., Class B	10,986	1,286,021
XPO Logistics, Inc.(a)	4,456	355,143

		3,155,531

Airlines — 2.2%
American Airlines Group, Inc.	32,112	920,972
Delta Air Lines, Inc.	27,781	1,624,633
Deutsche Lufthansa AG (Registered)	1,610	29,636
Southwest Airlines Co.	27,807	1,501,022
United Airlines Holdings, Inc.(a)	13,404	1,180,758

		5,257,021

Auto Components — 0.6%
Aisin Seiki Co. Ltd.	1,600	59,264
Aptiv plc	3,605	342,367
Autoliv, Inc.	1,922	162,236
BorgWarner, Inc.	3,339	144,846
Cie Generale des Etablissements Michelin SCA	1,184	145,702
Denso Corp.	2,700	121,938
Koito Manufacturing Co. Ltd.	900	41,675
Lear Corp.	51	6,997
Stanley Electric Co. Ltd.	2,700	77,979
Sumitomo Electric Industries Ltd.	12,000	180,218
Toyota Industries Corp.	700	40,278

		1,323,500

Automobiles — 1.1%
Bayerische Motoren Werke AG	1,226	100,416
Daimler AG (Registered)	896	49,535
Ferrari NV	306	50,807
Fiat Chrysler Automobiles NV(a)	1,852	27,459
Ford Motor Co.	41,629	387,150
General Motors Co.	14,895	545,157
Harley-Davidson, Inc.	743	27,632
Honda Motor Co. Ltd.	3,200	90,565
Peugeot SA	1,023	24,631
Renault SA	814	38,655
Suzuki Motor Corp.	1,600	66,787
Tesla, Inc.(a)	1,596	667,655
Toyota Motor Corp.	6,300	443,907

		2,520,356

Banks — 4.2%
AIB Group plc	2,424	8,445
Australia & New Zealand Banking Group Ltd.	8,097	139,641
Banco Bilbao Vizcaya Argentaria SA	19,056	106,987
Banco de Sabadell SA	3,805	4,455
Banco Santander SA	53,111	222,681
Bank Hapoalim BM(a)	3,242	26,924

Security	Shares	Value

Banks (continued)
Bank Leumi Le-Israel BM	4,268	$31,126
Bank of America Corp.	39,123	1,377,912
Bank of East Asia Ltd. (The)	3,800	8,484
Bank of Ireland Group plc	2,881	15,856
Barclays plc	49,273	117,490
BNP Paribas SA	3,215	191,094
BOC Hong Kong Holdings Ltd.	18,000	62,486
CaixaBank SA	10,257	32,300
Citigroup, Inc.	9,592	766,305
Commonwealth Bank of Australia	5,493	308,145
Credit Agricole SA	3,277	47,685
Danske Bank A/S	699	11,309
DBS Group Holdings Ltd.	4,900	94,478
DNB ASA	1,254	23,466
Erste Group Bank AG(a)	385	14,461
Hang Seng Bank Ltd.	4,100	84,747
HSBC Holdings plc	71,539	560,039
ING Groep NV	10,403	125,069
Intesa Sanpaolo SpA	42,535	112,045
Israel Discount Bank Ltd., Class A	1,411	6,553
Japan Post Bank Co. Ltd.	17,200	165,030
JPMorgan Chase & Co.	14,323	1,996,626
KBC Group NV	505	38,074
KeyCorp.	739	14,957
M&T Bank Corp.	168	28,518
Mediobanca Banca di Credito Finanziario SpA	1,849	20,359
Mitsubishi UFJ Financial Group, Inc.	52,400	283,292
Mizrahi Tefahot Bank Ltd.	159	4,241
Mizuho Financial Group, Inc.	103,400	159,279
National Australia Bank Ltd.	8,035	139,039
Nordea Bank Abp	7,660	61,971
Oversea-Chinese Banking Corp. Ltd.	9,200	75,261
Resona Holdings, Inc.	6,000	26,151
Royal Bank of Scotland Group plc	13,822	44,340
Shizuoka Bank Ltd. (The)	1,300	9,670
Skandinaviska Enskilda Banken AB, Class A	1,417	13,325
Societe Generale SA	2,194	76,566
Standard Chartered plc	7,979	75,187
Sumitomo Mitsui Financial Group, Inc.	6,400	236,386
Sumitomo Mitsui Trust Holdings, Inc.	900	35,578
Svenska Handelsbanken AB, Class A	2,400	25,849
Swedbank AB, Class A	710	10,555
Truist Financial Corp.	4,764	268,309
UniCredit SpA	5,745	83,975
United Overseas Bank Ltd.	3,100	60,967
US Bancorp	7,301	432,876
Wells Fargo & Co.	17,558	944,620
Westpac Banking Corp.	10,330	176,403

		10,007,587

Beverages — 2.4%
Anheuser-Busch InBev SA/NV	2,684	219,821
Asahi Group Holdings Ltd.	1,300	59,307
Brown-Forman Corp., Class B	3,657	247,213
Budweiser Brewing Co. APAC Ltd.(a)(b)	11,100	37,464
Coca-Cola Co. (The)	31,008	1,716,293
Coca-Cola European Partners plc	5,142	261,625
Coca-Cola HBC AG(a)	1,250	42,488
Constellation Brands, Inc., Class A	2,010	381,397
Davide Campari-Milano SpA	1,729	15,798
Diageo plc	9,165	386,183
Heineken Holding NV	1,590	154,536
Heineken NV	458	48,881
Kirin Holdings Co. Ltd.	3,000	65,480
Molson Coors Brewing Co., Class B	2,399	129,306

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Managed Volatility V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Beverages (continued)
Monster Beverage Corp.(a)	5,329	$338,658
PepsiCo, Inc.	10,056	1,374,354
Pernod Ricard SA	444	79,448
Suntory Beverage & Food Ltd.	500	20,874

		5,579,126

Biotechnology — 1.3%
AbbVie, Inc.	6,680	591,447
Alexion Pharmaceuticals, Inc.(a)	847	91,603
Alnylam Pharmaceuticals, Inc.(a)	509	58,622
Amgen, Inc.	2,773	668,487
BeiGene Ltd., ADR(a)	177	29,340
Biogen, Inc.(a)	793	235,307
BioMarin Pharmaceutical, Inc.(a)	292	24,689
CSL Ltd.	1,445	280,160
Exact Sciences Corp.(a)	510	47,165
Galapagos NV(a)	43	8,955
Genmab A/S(a)	199	44,258
Gilead Sciences, Inc.	5,731	372,400
Grifols SA	1,130	39,925
Incyte Corp.(a)	716	62,521
Ionis Pharmaceuticals, Inc.(a)	527	31,836
Neurocrine Biosciences, Inc.(a)	313	33,644
PeptiDream, Inc.(a)	100	5,110
Regeneron Pharmaceuticals, Inc.(a)	358	134,422
Sarepta Therapeutics, Inc.(a)	275	35,486
Seattle Genetics, Inc.(a)	555	63,414
Vertex Pharmaceuticals, Inc.(a)	1,173	256,828

		3,115,619

Building Products — 0.2%
AGC, Inc.	1,300	46,485
Assa Abloy AB, Class B	4,236	99,019
Cie de Saint-Gobain	1,295	53,051
Daikin Industries Ltd.	1,000	141,090
Kingspan Group plc	279	17,040
TOTO Ltd.	1,000	42,227

		398,912

Capital Markets — 2.0%
3i Group plc	3,741	54,438
Ameriprise Financial, Inc.	396	65,966
Amundi SA(b)	394	30,983
ASX Ltd.	553	30,448
Bank of New York Mellon Corp. (The)	4,582	230,612
Blackstone Group, Inc. (The), Class A	2,643	147,849
Cboe Global Markets, Inc.	705	84,600
Charles Schwab Corp. (The)	5,892	280,224
CME Group, Inc.	2,043	410,071
Credit Suisse Group AG (Registered)(a)	9,027	122,024
Daiwa Securities Group, Inc.	4,500	22,718
Deutsche Bank AG (Registered)	3,709	28,739
Deutsche Boerse AG	1,006	157,754
E*TRADE Financial Corp.	255	11,569
FactSet Research Systems, Inc.	84	22,537
Franklin Resources, Inc.	1,326	34,449
Goldman Sachs Group, Inc. (The)	1,633	375,476
Hargreaves Lansdown plc	847	21,727
Hong Kong Exchanges & Clearing Ltd.	3,300	107,210
Intercontinental Exchange, Inc.	3,797	351,412
Japan Exchange Group, Inc.	2,600	45,773
Julius Baer Group Ltd.(a)	472	24,333
KKR & Co., Inc., Class A	1,465	42,734
London Stock Exchange Group plc	1,150	118,188
Macquarie Group Ltd.	924	89,484
MarketAxess Holdings, Inc.	205	77,718

Security	Shares	Value

Capital Markets (continued)
Moody’s Corp.	841	$199,662
Morgan Stanley	6,094	311,525
MSCI, Inc.	333	85,974
Nasdaq, Inc.	651	69,722
Natixis SA	2,816	12,544
Nomura Holdings, Inc.	10,600	54,545
Northern Trust Corp.	826	87,754
Partners Group Holding AG	103	94,402
Raymond James Financial, Inc.	409	36,589
S&P Global, Inc.	811	221,444
Schroders plc	370	16,338
SEI Investments Co.	182	11,917
St. James’s Place plc	1,517	23,384
Standard Life Aberdeen plc	6,947	30,224
State Street Corp.	1,692	133,837
T. Rowe Price Group, Inc.	1,120	136,461
TD Ameritrade Holding Corp.	1,550	77,035
UBS Group AG (Registered)(a)	13,871	175,044

		4,767,437

Chemicals — 3.3%
Air Liquide SA	770	109,164
Air Products & Chemicals, Inc.	1,941	456,116
Albemarle Corp.	2,991	218,463
Asahi Kasei Corp.	2,900	32,562
Axalta Coating Systems Ltd.(a)	4,798	145,859
BASF SE	3,580	269,705
Celanese Corp.	2,880	354,586
CF Industries Holdings, Inc.	2,089	99,729
Clariant AG (Registered)(a)	2,045	45,702
Corteva, Inc.(a)	8,231	243,308
Daicel Corp.	1,200	11,472
Dow, Inc.	6,463	353,720
DuPont de Nemours, Inc.	7,767	498,641
Eastman Chemical Co.	1,531	121,347
Ecolab, Inc.	3,807	734,713
EMS-Chemie Holding AG (Registered)	101	66,401
FMC Corp.	1,180	117,788
Givaudan SA (Registered)(a)	13	40,729
Hitachi Chemical Co. Ltd.	1,500	62,844
International Flavors & Fragrances, Inc.	2,531	326,550
Israel Chemicals Ltd.	10,149	47,929
Koninklijke DSM NV	873	114,141
Linde plc	4,075	867,567
LyondellBasell Industries NV, Class A	1,009	95,330
Mitsui Chemicals, Inc.	900	21,923
Nippon Paint Holdings Co. Ltd.	3,100	159,593
Nissan Chemical Corp.	200	8,376
Nitto Denko Corp.	3,300	185,552
Novozymes A/S, Class B	509	24,908
PPG Industries, Inc.	3,220	429,838
RPM International, Inc.	2,326	178,544
Sherwin-Williams Co. (The)	1,474	860,138
Shin-Etsu Chemical Co. Ltd.	1,000	109,973
Sumitomo Chemical Co. Ltd.	27,400	124,412
Symrise AG	1,168	122,767
Teijin Ltd.	1,600	29,891
Toray Industries, Inc.	12,100	81,984
Tosoh Corp.	2,300	35,433
Westlake Chemical Corp.	1,111	77,937

		7,885,635

Commercial Services & Supplies — 0.0%
Copart, Inc.(a)	363	33,011
Republic Services, Inc.	129	11,562

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) December 31, 2019	BlackRock Managed Volatility V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services & Supplies (continued)
Waste Management, Inc.	609	$69,402

		113,975

Construction & Engineering — 0.3%
ACS Actividades de Construccion y Servicios SA	2,338	93,787
Bouygues SA	1,867	79,585
Eiffage SA	882	101,189
Obayashi Corp.	3,800	42,205
Shimizu Corp.	1,800	18,336
Taisei Corp.	400	16,568
Vinci SA	3,082	343,254

		694,924

Construction Materials — 0.2%
CRH plc	1,776	71,233
Martin Marietta Materials, Inc.	808	225,949
Vulcan Materials Co.	1,535	221,025

		518,207

Consumer Finance — 0.4%
Acom Co. Ltd.	5,000	22,686
Ally Financial, Inc.	706	21,575
American Express Co.	4,114	512,152
Capital One Financial Corp.	2,727	280,635
Discover Financial Services	1,513	128,333
Synchrony Financial	2,462	88,657

		1,054,038

Diversified Financial Services — 0.3%
AXA Equitable Holdings, Inc.	1,212	30,033
Eurazeo SE	120	8,237
EXOR NV	658	51,016
Groupe Bruxelles Lambert SA	1,113	117,445
Industrivarden AB, Class C	497	11,985
Investor AB, Class B	3,641	198,776
Kinnevik AB, Class B	476	11,664
L E Lundbergforetagen AB, Class B	762	33,451
M&G plc(a)	7,608	23,904
Mitsubishi UFJ Lease & Finance Co. Ltd.	1,200	7,725
ORIX Corp.	6,300	104,400
Pargesa Holding SA, Class BR	391	32,485
Tokyo Century Corp.	100	5,324
Voya Financial, Inc.	683	41,649
Wendel SA	81	10,790

		688,884

Diversified Telecommunication Services — 0.2%
Nippon Telegraph & Telephone Corp.	600	15,164
Verizon Communications, Inc.	7,095	435,633

		450,797

Electric Utilities — 0.9%
Edison International	3,518	265,292
Electricite de France SA	2,567	28,643
Evergy, Inc.	1,288	83,836
Eversource Energy	213	18,120
Exelon Corp.	8,168	372,379
Fortum OYJ	2,117	52,255
Iberdrola SA	34,125	351,678
Mercury NZ Ltd.	1,838	6,252
NextEra Energy, Inc.	3,289	796,464
Orsted A/S(b)	723	74,776
Terna Rete Elettrica Nazionale SpA	4,021	26,892
Verbund AG	203	10,188

		2,086,775

Security	Shares	Value

Electrical Equipment — 0.5%
ABB Ltd. (Registered)	7,085	$170,912
Fuji Electric Co. Ltd.	700	21,264
Mitsubishi Electric Corp.	13,200	179,727
Nidec Corp.	1,600	218,534
Schneider Electric SE	4,021	413,117
Siemens Gamesa Renewable Energy SA(a)	710	12,504
Vestas Wind Systems A/S	990	99,996

		1,116,054

Electronic Equipment, Instruments & Components — 0.3%
Corning, Inc.	551	16,040
Hirose Electric Co. Ltd.	800	102,265
Hitachi Ltd.	1,800	75,952
IPG Photonics Corp.(a)	310	44,925
Keyence Corp.	300	105,342
Murata Manufacturing Co. Ltd.	3,200	196,956
TDK Corp.	1,400	157,331
Yaskawa Electric Corp.	300	11,301

		710,112

Energy Equipment & Services — 0.3%
Baker Hughes Co.	6,978	178,846
Halliburton Co.	8,468	207,212
National Oilwell Varco, Inc.	4,764	119,338
TechnipFMC plc	5,438	116,591
Tenaris SA	3,226	36,550

		658,537

Entertainment — 0.4%
Activision Blizzard, Inc.	2,626	156,037
Electronic Arts, Inc.(a)	889	95,576
Konami Holdings Corp.	200	8,219
Netflix, Inc.(a)	217	70,215
Nexon Co. Ltd.(a)	1,400	18,571
Nintendo Co. Ltd.	400	159,984
Take-Two Interactive Software, Inc.(a)	174	21,303
Ubisoft Entertainment SA(a)	133	9,215
Walt Disney Co. (The)	2,623	379,364

		918,484

Equity Real Estate Investment Trusts (REITs) — 1.4%
Alexandria Real Estate Equities, Inc.	166	26,822
American Tower Corp.	2,146	493,194
AvalonBay Communities, Inc.	632	132,530
Boston Properties, Inc.	165	22,747
British Land Co. plc (The)	2,678	22,660
Covivio	136	15,446
Crown Castle International Corp.	1,931	274,492
Daiwa House REIT Investment Corp.	6	15,689
Dexus	2,519	20,736
Digital Realty Trust, Inc.	664	79,507
Equinix, Inc.	357	208,381
Equity LifeStyle Properties, Inc.	188	13,233
Equity Residential	1,816	146,951
Essex Property Trust, Inc.	171	51,447
Extra Space Storage, Inc.	55	5,809
Gecina SA	231	41,354
Goodman Group	4,666	43,847
GPT Group (The)	5,535	21,803
Healthpeak Properties, Inc.	1,226	42,260
ICADE	89	9,691
Invitation Homes, Inc.	312	9,351
Japan Prime Realty Investment Corp.	2	8,794
Japan Real Estate Investment Corp.	4	26,546
Japan Retail Fund Investment Corp.	8	17,215
Klepierre SA	571	21,723

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Managed Volatility V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Land Securities Group plc	2,013	$26,424
Link REIT	7,000	74,158
Mid-America Apartment Communities, Inc.	186	24,526
Mirvac Group	7,278	16,290
Nippon Building Fund, Inc.	6	43,982
Nippon Prologis REIT, Inc.	6	15,282
Nomura Real Estate Master Fund, Inc.	12	20,526
Prologis, Inc.	3,046	271,520
Public Storage	711	151,415
Realty Income Corp.	1,194	87,914
SBA Communications Corp.(a)	387	93,263
Scentre Group	15,196	40,896
Segro plc	3,124	37,199
Simon Property Group, Inc.	863	128,553
Stockland	4,459	14,468
Sun Communities, Inc.	184	27,618
Unibail-Rodamco-Westfield	395	62,318
United Urban Investment Corp.	9	16,903
Ventas, Inc.	1,356	78,295
Vicinity Centres	4,849	8,481
Welltower, Inc.	1,948	159,307
Weyerhaeuser Co.	1,367	41,283
WP Carey, Inc.	228	18,249

		3,231,098

Food & Staples Retailing — 1.6%
Aeon Co. Ltd.	2,700	55,718
Carrefour SA	1,681	28,272
Coles Group Ltd.(a)	2,166	22,548
Colruyt SA	1,706	88,945
Costco Wholesale Corp.	4,497	1,321,758
FamilyMart Co. Ltd.	700	16,765
ICA Gruppen AB	3,375	157,653
J Sainsbury plc	37,826	115,341
Koninklijke Ahold Delhaize NV	475	11,909
Kroger Co. (The)	14,380	416,876
METRO AG	3,310	53,262
Seven & i Holdings Co. Ltd.	1,200	43,987
Sundrug Co. Ltd.	100	3,618
Sysco Corp.	6,959	595,273
Tesco plc	45,861	154,993
Tsuruha Holdings, Inc.	100	12,840
Walgreens Boots Alliance, Inc.	9,282	547,267
Wm Morrison Supermarkets plc	38,567	102,070
Woolworths Group Ltd.	4,939	125,270

		3,874,365

Food Products — 1.2%
a2 Milk Co. Ltd.(a)	2,781	28,159
Associated British Foods plc	3,035	104,407
Chocoladefabriken Lindt & Spruengli AG	4	31,060
Chocoladefabriken Lindt & Spruengli AG (Registered)	1	88,345
Conagra Brands, Inc.	362	12,395
Danone SA	1,683	139,766
General Mills, Inc.	1,877	100,532
Hershey Co. (The)	439	64,524
Hormel Foods Corp.	1,027	46,328
Kerry Group plc, Class A	622	77,514
Kraft Heinz Co. (The)	902	28,981
McCormick & Co., Inc. (Non-Voting)	169	28,684
MEIJI Holdings Co. Ltd.	400	27,032
Mondelez International, Inc., Class A	4,292	236,403
Mowi ASA	532	13,833
Nestle SA (Registered)	10,683	1,156,598

Security	Shares	Value

Food Products (continued)
Orkla ASA	10,907	$110,606
Tyson Foods, Inc., Class A	696	63,364
Vitasoy International Holdings Ltd.	18,000	65,297
WH Group Ltd.(b)	19,000	19,646
Wilmar International Ltd.	81,200	248,772
Yakult Honsha Co. Ltd.	700	38,579

		2,730,825

Gas Utilities — 0.1%
Hong Kong & China Gas Co. Ltd.	96,000	187,571
Naturgy Energy Group SA	3,958	99,666
Snam SpA	5,821	30,606
Tokyo Gas Co. Ltd.	300	7,290

		325,133

Health Care Equipment & Supplies — 2.1%
Abbott Laboratories	10,004	868,947
ABIOMED, Inc.(a)	40	6,824
Alcon, Inc.(a)	1,304	73,861
Align Technology, Inc.(a)	225	62,784
Asahi Intecc Co. Ltd.	300	8,784
Baxter International, Inc.	3,863	323,024
Becton Dickinson and Co.	1,090	296,447
Boston Scientific Corp.(a)	5,615	253,910
Carl Zeiss Meditec AG	193	24,536
Coloplast A/S, Class B	770	95,527
Cooper Cos., Inc. (The)	81	26,025
Danaher Corp.	2,921	448,315
Dentsply Sirona, Inc.	372	21,051
DexCom, Inc.(a)	296	64,747
Edwards Lifesciences Corp.(a)	804	187,565
Fisher & Paykel Healthcare Corp. Ltd.	3,055	45,721
Hoya Corp.	1,400	133,647
IDEXX Laboratories, Inc.(a)	161	42,042
Insulet Corp.(a)	110	18,832
Intuitive Surgical, Inc.(a)	419	247,692
Koninklijke Philips NV	3,185	155,695
Medtronic plc	6,175	700,554
Olympus Corp.	4,700	72,440
ResMed, Inc.	416	64,468
Siemens Healthineers AG(b)	1,922	92,135
Smith & Nephew plc	2,811	67,747
Sonova Holding AG (Registered)	151	34,520
Stryker Corp.	1,482	311,131
Sysmex Corp.	500	34,042
Teleflex, Inc.	116	43,667
Terumo Corp.	2,600	92,233
Varian Medical Systems, Inc.(a)	122	17,325
Zimmer Biomet Holdings, Inc.	695	104,028

		5,040,266

Health Care Providers & Services — 1.2%
AmerisourceBergen Corp.	583	49,567
Anthem, Inc.	680	205,380
Cardinal Health, Inc.	495	25,037
Centene Corp.(a)	319	20,056
Cigna Corp.	1,406	287,513
CVS Health Corp.	6,339	470,924
DaVita, Inc.(a)	221	16,582
Fresenius Medical Care AG & Co. KGaA	776	57,135
Fresenius SE & Co. KGaA	1,475	83,003
HCA Healthcare, Inc.	1,239	183,137
Humana, Inc.	284	104,092
Laboratory Corp. of America Holdings(a)	263	44,492
McKesson Corp.	870	120,338
Medipal Holdings Corp.	300	6,621

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) December 31, 2019	BlackRock Managed Volatility V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Quest Diagnostics, Inc.	128	$13,669
Ryman Healthcare Ltd.	2,339	25,707
UnitedHealth Group, Inc.	3,373	991,595
Universal Health Services, Inc., Class B	225	32,278

		2,737,126

Health Care Technology — 0.1%
Cerner Corp.	568	41,686
M3, Inc.	1,500	45,233
Veeva Systems, Inc., Class A(a)	344	48,387

		135,306

Household Durables — 0.2%
DR Horton, Inc.	2,587	136,464
Lennar Corp., Class A	2,203	122,905
NVR, Inc.(a)	19	72,360
PulteGroup, Inc.	1,362	52,846
SEB SA	82	12,196
Sony Corp.	2,400	162,954

		559,725

Household Products — 1.2%
Church & Dwight Co., Inc.	2,255	158,617
Clorox Co. (The)	668	102,565
Colgate-Palmolive Co.	4,028	277,288
Henkel AG & Co. KGaA	556	52,260
Kimberly-Clark Corp.	2,149	295,595
Lion Corp.	900	17,495
Procter & Gamble Co. (The)	13,948	1,742,105
Reckitt Benckiser Group plc	2,720	220,941
Spectrum Brands Holdings, Inc.	12	771
Unicharm Corp.	400	13,507

		2,881,144

Independent Power and Renewable Electricity Producers — 0.0%
Meridian Energy Ltd.	8,511	28,670
Uniper SE	855	28,259
		56,929

Industrial Conglomerates — 0.3%
DCC plc	1,030	89,341
NWS Holdings Ltd.	29,000	40,645
Siemens AG (Registered)	3,155	412,017
Smiths Group plc	1,991	44,469
Toshiba Corp.	1,200	40,730

		627,202

Insurance — 2.5%
Admiral Group plc	563	17,204
Aflac, Inc.	6,152	325,441
Ageas	268	15,848
AIA Group Ltd.	37,800	397,579
Alleghany Corp.(a)	26	20,789
Allianz SE (Registered)	1,917	469,718
Allstate Corp. (The)	1,621	182,281
American International Group, Inc.	6,819	350,019
Aon plc	963	200,583
Arch Capital Group Ltd.(a)	1,188	50,953
Assicurazioni Generali SpA	7,785	160,720
Assurant, Inc.	111	14,550
Athene Holding Ltd., Class A(a)	809	38,047
Aviva plc	11,193	62,127
AXA SA	7,253	204,943
Baloise Holding AG (Registered)	139	25,157
Cincinnati Financial Corp.	440	46,266
CNP Assurances	511	10,182
Dai-ichi Life Holdings, Inc.	3,100	51,089

Security	Shares	Value

Insurance (continued)
Direct Line Insurance Group plc	4,093	$16,935
Everest Re Group Ltd.	77	21,317
Fidelity National Financial, Inc.	908	41,178
Gjensidige Forsikring ASA	280	5,877
Globe Life, Inc.	116	12,209
Hannover Rueck SE	440	84,838
Hartford Financial Services Group, Inc. (The)	1,590	96,624
Insurance Australia Group Ltd.	3,403	18,285
Japan Post Holdings Co. Ltd.	12,500	117,556
Legal & General Group plc	17,036	68,435
Lincoln National Corp.	456	26,909
Mapfre SA	3,208	8,506
Markel Corp.(a)	58	66,304
Marsh & McLennan Cos., Inc.	1,351	150,515
MetLife, Inc.	6,516	332,120
MS&AD Insurance Group Holdings, Inc.	2,600	85,823
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	706	208,336
NN Group NV	862	32,776
Poste Italiane SpA(b)	2,575	29,259
Principal Financial Group, Inc.	1,301	71,555
Progressive Corp. (The)	2,404	174,026
Prudential Financial, Inc.	2,443	229,007
Prudential plc	7,315	140,160
QBE Insurance Group Ltd.	960	8,675
RenaissanceRe Holdings Ltd.	41	8,037
RSA Insurance Group plc	3,070	23,009
Sampo OYJ, Class A	2,018	88,112
SCOR SE	472	19,869
Sompo Holdings, Inc.	1,000	39,270
Sony Financial Holdings, Inc.	400	9,602
Swiss Life Holding AG (Registered)(a)	98	49,164
Swiss Re AG	1,187	133,351
T&D Holdings, Inc.	1,600	20,233
Tokio Marine Holdings, Inc.	3,300	184,763
Travelers Cos., Inc. (The)	1,132	155,027
Unum Group	537	15,659
Willis Towers Watson plc	366	73,910
WR Berkley Corp.	324	22,388
Zurich Insurance Group AG	639	262,117

		5,795,232

Interactive Media & Services — 2.7%
Alphabet, Inc., Class A(a)	1,392	1,864,431
Alphabet, Inc., Class C(a)	1,459	1,950,712
Auto Trader Group plc(b)	558	4,407
Facebook, Inc., Class A(a)	11,052	2,268,423
IAC/InterActiveCorp(a)	269	67,011
Snap, Inc., Class A(a)	3,453	56,388
Twitter, Inc.(a)	3,322	106,470
Z Holdings Corp.	5,400	22,799
Zillow Group, Inc., Class C(a)	462	21,224

		6,361,865

Internet & Direct Marketing Retail — 2.1%
Amazon.com, Inc.(a)	2,106	3,891,551
Booking Holdings, Inc.(a)	269	552,453
eBay, Inc.	1,270	45,860
Expedia Group, Inc.	621	67,155
Grubhub, Inc.(a)	631	30,692
MercadoLibre, Inc.	174	99,518
Prosus NV(a)	1,500	112,262
Wayfair, Inc., Class A(a)	538	48,619

		4,848,110

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Managed Volatility V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services — 3.2%
Accenture plc, Class A	3,493	$735,521
Adyen NV(a)(b)	55	45,243
Alliance Data Systems Corp.	115	12,903
Amadeus IT Group SA	2,006	164,285
Automatic Data Processing, Inc.	1,567	267,173
Black Knight, Inc.(a)	750	48,360
Broadridge Financial Solutions, Inc.	533	65,847
Cognizant Technology Solutions Corp., Class A	2,730	169,314
Fidelity National Information Services, Inc.	4,157	578,197
Fiserv, Inc.(a)	3,383	391,176
FleetCor Technologies, Inc.(a)	85	24,456
Fujitsu Ltd.	400	37,622
Global Payments, Inc.	1,487	271,467
International Business Machines Corp.	4,502	603,448
Jack Henry & Associates, Inc.	503	73,272
Mastercard, Inc., Class A	4,286	1,279,757
NEC Corp.	600	24,831
Okta, Inc.(a)	499	57,570
Paychex, Inc.	2,730	232,214
PayPal Holdings, Inc.(a)	5,428	587,147
Square, Inc., Class A(a)	1,752	109,605
Twilio, Inc., Class A(a)	476	46,781
VeriSign, Inc.(a)	165	31,792
Visa, Inc., Class A	8,352	1,569,341
Wirecard AG	244	29,422
Worldline SA(a)(b)	378	26,797

		7,483,541

Life Sciences Tools & Services — 0.5%
Agilent Technologies, Inc.	678	57,840
Illumina, Inc.(a)	655	217,290
IQVIA Holdings, Inc.(a)	572	88,380
Lonza Group AG (Registered)(a)	172	62,747
Mettler-Toledo International, Inc.(a)	48	38,077
QIAGEN NV(a)	623	21,227
Thermo Fisher Scientific, Inc.	1,976	641,943
Waters Corp.(a)	115	26,870

		1,154,374

Machinery — 1.6%
Alfa Laval AB	217	5,465
ANDRITZ AG	1,999	85,937
Atlas Copco AB, Class A	6,381	254,702
Atlas Copco AB, Class B	1,162	40,346
Cummins, Inc.	1,960	350,762
Daifuku Co. Ltd.	1,200	72,522
Deere & Co.	2,883	499,509
Epiroc AB, Class A(a)	7,990	97,712
Epiroc AB, Class B(a)	1,590	18,896
FANUC Corp.	1,100	203,131
GEA Group AG	409	13,525
Illinois Tool Works, Inc.	1,135	203,880
JTEKT Corp.	900	10,632
KION Group AG	301	20,699
Knorr-Bremse AG(a)	1,561	158,901
Komatsu Ltd.	1,000	24,001
Kone OYJ, Class B	5,012	327,724
Kubota Corp.	5,500	86,368
Kurita Water Industries Ltd.	2,400	71,220
MINEBEA MITSUMI, Inc.	3,500	72,296
MISUMI Group, Inc.	2,800	69,300
Mitsubishi Heavy Industries Ltd.	2,600	100,820
Nabtesco Corp.	200	5,893
NSK Ltd.	8,800	83,188
PACCAR, Inc.	2,383	188,495

Security	Shares	Value

Machinery (continued)
Schindler Holding AG	640	$162,753
Schindler Holding AG (Registered)	463	113,385
SMC Corp.	300	137,195
Spirax-Sarco Engineering plc	119	14,008
Techtronic Industries Co. Ltd.	4,500	36,728
WABCO Holdings, Inc.(a)	570	77,235
Wartsila OYJ Abp	1,017	11,241
Westinghouse Air Brake Technologies Corp.	3,157	245,615

		3,864,084

Marine — 0.1%
AP Moller — Maersk A/S, Class A	38	51,508
Kuehne + Nagel International AG (Registered)	564	95,128

		146,636

Media — 0.0%
Comcast Corp., Class A	2,239	100,688

Metals & Mining — 1.3%
ArcelorMittal SA	4,433	78,108
Fortescue Metals Group Ltd.	19,935	150,277
Glencore plc(a)	40,569	126,320
Maruichi Steel Tube Ltd.	500	14,051
Nippon Steel Corp.	6,700	100,989
Nucor Corp.	18,770	1,056,376
Rio Tinto Ltd.	4,494	317,951
Rio Tinto plc	10,986	650,316
Steel Dynamics, Inc.	19,291	656,666

		3,151,054

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
AGNC Investment Corp.	2,067	36,545
Annaly Capital Management, Inc.	4,275	40,270

		76,815

Multi-Utilities — 0.1%
E.ON SE	5,470	58,457
Engie SA	5,220	84,555
National Grid plc	1,785	22,308
Public Service Enterprise Group, Inc.	1,500	88,575

		253,895

Oil, Gas & Consumable Fuels — 3.6%
Aker BP ASA	322	10,568
Apache Corp.	3,217	82,323
BP plc	71,751	451,372
Cabot Oil & Gas Corp.	3,662	63,755
Cheniere Energy, Inc.(a)	84	5,130
Chevron Corp.	10,600	1,277,406
Concho Resources, Inc.	1,903	166,646
ConocoPhillips	8,577	557,762
Continental Resources, Inc.(a)	2,043	70,075
Devon Energy Corp.	2,461	63,912
Diamondback Energy, Inc.	1,402	130,190
Eni SpA	15,011	233,139
EOG Resources, Inc.	4,721	395,431
Equinor ASA	6,241	124,460
Exxon Mobil Corp.	23,657	1,650,786
Galp Energia SGPS SA	2,461	41,315
Hess Corp.	2,345	156,669
HollyFrontier Corp.	215	10,903
Inpex Corp.	6,100	63,194
JXTG Holdings, Inc.	9,200	41,755
Kinder Morgan, Inc.	10,794	228,509
Koninklijke Vopak NV	209	11,357
Lundin Petroleum AB	240	8,149
Marathon Oil Corp.	6,329	85,948

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) December 31, 2019	BlackRock Managed Volatility V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Marathon Petroleum Corp.	5,256	$316,674
Neste OYJ	1,738	60,474
Noble Energy, Inc.	4,213	104,651
Occidental Petroleum Corp.	5,967	245,900
Oil Search Ltd.	4,262	21,732
OMV AG	1,106	61,964
ONEOK, Inc.	1,681	127,201
Phillips 66	2,491	277,522
Pioneer Natural Resources Co.	1,341	202,987
Repsol SA	5,443	85,510
Santos Ltd.	10,323	59,388
TOTAL SA	8,990	498,860
Valero Energy Corp.	2,064	193,294
Williams Cos., Inc. (The)	4,704	111,579
Woodside Petroleum Ltd.	5,090	123,069

		8,421,559

Personal Products — 0.6%
Beiersdorf AG	732	87,569
Coty, Inc., Class A	3,029	34,076
Estee Lauder Cos., Inc. (The), Class A	1,500	309,810
Kao Corp.	1,400	115,465
L’Oreal SA	782	231,243
Shiseido Co. Ltd.	900	63,909
Unilever NV	4,810	276,049
Unilever plc	4,688	268,354

		1,386,475

Pharmaceuticals — 6.0%
Allergan plc	3,624	692,800
Astellas Pharma, Inc.	7,400	126,318
AstraZeneca plc	4,232	423,589
Aurora Cannabis, Inc.(a)	1,267	2,722
Bristol-Myers Squibb Co.	20,443	1,312,236
Chugai Pharmaceutical Co. Ltd.	1,600	147,352
Daiichi Sankyo Co. Ltd.	2,000	132,089
Eisai Co. Ltd.	800	59,861
Elanco Animal Health, Inc.(a)	6,640	195,548
Eli Lilly & Co.	8,513	1,118,864
GlaxoSmithKline plc	17,281	406,052
H Lundbeck A/S	255	9,749
Jazz Pharmaceuticals plc(a)	1,081	161,372
Johnson & Johnson	16,299	2,377,535
Kyowa Kirin Co. Ltd.	1,700	40,053
Merck & Co., Inc.	19,950	1,814,452
Merck KGaA	837	98,677
Mitsubishi Tanabe Pharma Corp.	1,200	22,014
Mylan NV(a)	9,607	193,101
Novo Nordisk A/S, Class B	7,091	410,915
Ono Pharmaceutical Co. Ltd.	1,400	31,962
Orion OYJ, Class B	311	14,403
Otsuka Holdings Co. Ltd.	1,700	75,776
Perrigo Co. plc	2,766	142,892
Pfizer, Inc.	44,881	1,758,438
Recordati SpA	311	13,110
Roche Holding AG	2,539	825,182
Sanofi	3,925	394,178
Santen Pharmaceutical Co. Ltd.	1,000	19,043
Shionogi & Co. Ltd.	1,400	86,606
Sumitomo Dainippon Pharma Co. Ltd.	400	7,750
Taisho Pharmaceutical Holdings Co. Ltd.	300	22,139
Takeda Pharmaceutical Co. Ltd.	4,800	189,851
Teva Pharmaceutical Industries Ltd., ADR	2,485	24,353
UCB SA	361	28,726

Security	Shares	Value

Pharmaceuticals (continued)
Zoetis, Inc.	5,313	$703,175

		14,082,883

Professional Services — 0.3%
CoStar Group, Inc.(a)	26	15,556
Experian plc	2,338	79,257
Recruit Holdings Co. Ltd.	3,000	112,366
RELX plc	2,768	69,874
SEEK Ltd.	11,756	186,070
SGS SA (Registered)	59	161,582
Teleperformance	649	158,562

		783,267

Real Estate Management & Development — 0.4%
Aroundtown SA	4,295	38,577
Azrieli Group Ltd.	505	36,992
CBRE Group, Inc., Class A(a)	329	20,164
CK Asset Holdings Ltd.	8,500	61,338
Daito Trust Construction Co. Ltd.	300	37,073
Daiwa House Industry Co. Ltd.	2,300	71,201
Deutsche Wohnen SE	1,300	52,880
Hang Lung Properties Ltd.	6,000	13,174
Henderson Land Development Co. Ltd.	9,000	44,164
Hongkong Land Holdings Ltd.	7,000	40,264
Hulic Co. Ltd.	900	10,836
Kerry Properties Ltd.	1,500	4,764
Lendlease Group(c)	858	10,608
Mitsubishi Estate Co. Ltd.	4,900	93,761
Mitsui Fudosan Co. Ltd.	3,300	80,652
New World Development Co. Ltd.	18,000	24,673
Sino Land Co. Ltd.	8,000	11,612
Sumitomo Realty & Development Co. Ltd.	1,400	48,845
Sun Hung Kai Properties Ltd.	6,500	99,547
Swire Pacific Ltd., Class A	1,000	9,290
Swire Properties Ltd.	8,800	29,153
Swiss Prime Site AG (Registered)(a)	217	25,106
Vonovia SE	2,284	122,672
Wharf Real Estate Investment Co. Ltd.	3,000	18,305
Wheelock & Co. Ltd.	2,000	13,333

		1,018,984

Road & Rail — 0.8%
AMERCO	156	58,628
Central Japan Railway Co.	700	140,748
CSX Corp.	4,495	325,258
East Japan Railway Co.	1,500	135,393
Hankyu Hanshin Holdings, Inc.	500	21,388
JB Hunt Transport Services, Inc.	472	55,120
Norfolk Southern Corp.	1,133	219,949
Old Dominion Freight Line, Inc.	339	64,336
Tokyu Corp.	1,400	25,890
Uber Technologies, Inc.(a)	2,394	71,198
Union Pacific Corp.	3,865	698,753
West Japan Railway Co.	300	25,948

		1,842,609

Semiconductors & Semiconductor Equipment — 0.6%
Advantest Corp.	600	33,839
ASM Pacific Technology Ltd.	2,400	33,313
ASML Holding NV	647	191,549
Broadcom, Inc.	697	220,266
Intel Corp.	9,920	593,712
NVIDIA Corp.	426	100,238
QUALCOMM, Inc.	1,926	169,931
Texas Instruments, Inc.	305	39,128

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Managed Volatility V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Tokyo Electron Ltd.	100	$21,833

		1,403,809

Software — 3.3%
Adobe, Inc.(a)	1,916	631,916
Autodesk, Inc.(a)	396	72,650
Cadence Design Systems, Inc.(a)	449	31,143
Dassault Systemes SE	479	78,999
Fortinet, Inc.(a)	144	15,373
Intuit, Inc.	1,080	282,884
Microsoft Corp.	30,431	4,798,969
Oracle Corp.	9,303	492,873
Oracle Corp.	100	9,076
Paycom Software, Inc.(a)	92	24,358
RingCentral, Inc., Class A(a)	167	28,168
Sage Group plc (The)	1,049	10,407
salesforce.com, Inc.(a)	3,400	552,976
SAP SE	3,104	417,793
ServiceNow, Inc.(a)	591	166,851
Splunk, Inc.(a)	378	56,613
Tyler Technologies, Inc.(a)	88	26,402
Workday, Inc., Class A(a)	498	81,896

		7,779,347

Specialty Retail — 3.0%
Advance Auto Parts, Inc.	2,274	364,204
AutoZone, Inc.(a)	549	654,029
Best Buy Co., Inc.	6,206	544,887
CarMax, Inc.(a)	4,701	412,137
Fast Retailing Co. Ltd.	100	59,407
Home Depot, Inc. (The)	12,458	2,720,578
Industria de Diseno Textil SA	2,747	97,080
Lowe’s Cos., Inc.	11,992	1,436,162
O’Reilly Automotive, Inc.(a)	1,643	720,061

		7,008,545

Technology Hardware, Storage & Peripherals — 2.1%
Apple, Inc.	17,188	5,047,256

Textiles, Apparel & Luxury Goods — 0.5%
adidas AG	233	75,741
EssilorLuxottica SA	332	50,757
Hermes International	301	225,482
Kering SA	217	142,984
LVMH Moet Hennessy Louis Vuitton SE	669	311,723
NIKE, Inc., Class B	3,546	359,245

		1,165,932

Trading Companies & Distributors — 0.3%
Ashtead Group plc	1,746	55,828
Brenntag AG	326	17,688
Fastenal Co.	300	11,085
Ferguson plc	1,191	108,389
ITOCHU Corp.	6,000	139,060
Marubeni Corp.	9,300	68,712
Mitsubishi Corp.	7,300	193,387
Sumitomo Corp.	7,800	115,856
Toyota Tsusho Corp.	800	28,102

		738,107

Transportation Infrastructure — 0.2%
Aena SME SA(b)	755	144,747
Aeroports de Paris	1,095	216,803
Atlantia SpA	2,675	62,431
Auckland International Airport Ltd.	5,361	31,600
Fraport AG Frankfurt Airport Services Worldwide	436	37,010

Security	Shares	Value

Transportation Infrastructure (continued)
Transurban Group(c)	3,989	$41,753

		534,344

Water Utilities — 0.0%
American Water Works Co., Inc.	328	40,295

Wireless Telecommunication Services — 0.6%
KDDI Corp.	3,000	89,509
NTT DOCOMO, Inc.	900	25,071
Softbank Corp.	200	2,682
SoftBank Group Corp.	2,900	125,909
Sprint Corp.(a)	65,843	343,042
T-Mobile US, Inc.(a)	8,829	692,370
Vodafone Group plc	56,006	108,729

		1,387,312

Total Common Stocks — 68.6% (Cost: $152,923,462)		162,080,634

	Par (000)

Corporate Bonds — 0.0%

Diversified Telecommunication Services — 0.0%
AT&T, Inc., 7.13%, 12/15/31	USD 25	31,729

Total Corporate Bonds — 0.0% (Cost: $29,993)		31,729

	Beneficial Interest (000)

Other Interests — 0.0%(d)

Capital Markets — 0.0%
Lehman Brothers Holdings, Inc.(a)(e)(f)	25	—

Total Other Interests — 0.0%		—

	Shares

Preferred Stocks — 0.0%

Automobiles — 0.0%
Bayerische Motoren Werke AG (Preference)	103	6,341

Diversified Financial Services — 0.0%
Rolls-Royce International Ltd. (Preference)(a)(f)	350,014	464

Health Care Equipment & Supplies — 0.0%
Sartorius AG (Preference)	44	9,405

Household Products — 0.0%
Henkel AG & Co. KGaA (Preference)	115	11,880

Total Preferred Stocks — 0.0% (Cost: $26,990)		28,090

Rights — 0.0%(a)

Oil, Gas & Consumable Fuels — 0.0%
Repsol SA	5,443	2,583

Pharmaceuticals — 0.0%
Bristol-Myers Squibb Co.	2,935	8,834

Total Rights — 0.0% (Cost: $8,824)		11,417

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) December 31, 2019	BlackRock Managed Volatility V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Treasury Obligations — 13.6%
U.S. Treasury Bonds, 8.75%, 08/15/20	USD 2,200	$2,293,844
U.S. Treasury Notes:
3.63%, 02/15/20	1,000	1,002,317
2.25%, 07/31/21	8,000	8,080,625
2.75%, 08/15/21	10,500	10,691,543
1.13%, 08/31/21	10,000	9,923,047

Total U.S. Treasury Obligations — 13.6% (Cost: $31,634,077)		31,991,376

Total Long-Term Investments — 82.2% (Cost: $184,623,346)		194,143,246

Security	Shares	Value

Short-Term Securities — 5.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.51%(g)*	12,000,414	$12,000,414

Total Short-Term Securities — 5.1% (Cost: $12,000,414)		12,000,414

Total Investments — 87.3% (Cost: $196,623,760)		206,143,660

Other Assets Less Liabilities — 12.7%		30,087,534

Net Assets — 100.0%		$236,231,194

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(d)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(g)	Annualized 7-day yield as of period end.
*

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 12/31/19	Value at 12/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	11,969,958	30,456	12,000,414	$12,000,414	$275,358		$21	$—
SL Liquidity Series, LLC, Money Market Series(b)	459,918	(459,918)	—	—	15,896	(c)	(249)	4

				$12,000,414	$291,254		$(228)	$4

(a)	Includes net capital gain distributions, if applicable.
(b)	As of period end, the entity is no longer held by the Fund.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Managed Volatility V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
AEX Index	92	01/17/20	$12,479	$(100,113)
IBEX 35 Index	240	01/17/20	25,651	(101,625)
Hang Seng China Enterprises Index	2	01/30/20	144	1,839
Hang Seng Index	88	01/30/20	15,963	165,585
Australia 10 Year Bond	1,077	03/16/20	108,046	(2,020,481)
SPI 200 Index	254	03/19/20	29,424	(375,636)
FTSE/MIB Index	57	03/20/20	7,484	(3,541)
U.S. Treasury 10 Year Note	42	03/20/20	5,394	(1,671)
U.S. Treasury 5 Year Note	280	03/31/20	33,211	(119,406)

				(2,555,049)

Short Contracts
CAC 40 10 Euro Index	115	01/17/20	7,701	(84,494)
OMXS30 Index	110	01/17/20	2,077	(34,733)
MSCI Singapore Index	164	01/30/20	4,530	1,837
Euro-Bobl	196	03/06/20	29,379	83,412
Euro-Bund	382	03/06/20	73,053	643,041
Euro-Buxl	21	03/06/20	4,673	134,262
TOPIX Index	66	03/12/20	10,454	(14,080)
Canada 10 Year Bond	423	03/20/20	44,784	410,476
DAX Index	59	03/20/20	21,916	(223,353)
FTSE 100 Index	347	03/20/20	34,468	(1,539,830)
MSCI EAFE E-Mini Index	404	03/20/20	41,137	(1,090,811)
S&P 500 E-Mini Index	590	03/20/20	95,317	(2,704,243)
Long Gilt	86	03/27/20	14,966	11,823

				(4,406,693)

				$(6,961,742)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

AUD	340,000	USD	232,573	Morgan Stanley & Co. International plc	03/18/20	$6,466
AUD	22,386,000	USD	15,311,711	Toronto Dominion Bank	03/18/20	426,932
BRL	6,446,000	USD	1,579,321	JPMorgan Chase Bank NA	03/18/20	18,132
CAD	1,673,000	USD	1,276,485	BNP Paribas SA	03/18/20	12,218
CAD	613,000	USD	465,828	HSBC Bank plc	03/18/20	6,363
CAD	3,869,000	USD	2,926,073	JPMorgan Chase Bank NA	03/18/20	54,196
EUR	2,267,000	USD	2,538,224	Bank of America NA	03/18/20	16,685
EUR	22,673,088	USD	25,274,956	Barclays Bank plc	03/18/20	277,613
EUR	2,553,000	USD	2,845,235	Canadian Imperial Bank of Commerce	03/18/20	31,996
GBP	3,066,000	USD	4,026,854	BNP Paribas SA	03/18/20	42,794
GBP	988,000	USD	1,304,965	Citibank NA	03/18/20	6,455
GBP	2,852,000	USD	3,764,939	Goldman Sachs International	03/18/20	20,656
INR	317,961,000	USD	4,428,796	HSBC Bank plc	03/18/20	882
KRW	1,154,500,000	USD	971,486	BNP Paribas SA	03/18/20	29,314
KRW	484,547,000	USD	416,714	HSBC Bank plc	03/18/20	3,325
KRW	3,414,036,000	USD	2,934,281	UBS AG	03/18/20	25,241
MXN	64,896,405	USD	3,333,046	Bank of America NA	03/18/20	61,073
MXN	52,595	USD	2,700	Citibank NA	03/18/20	50
MXN	132,236,000	USD	6,777,206	Morgan Stanley & Co. International plc	03/18/20	138,812
PLN	979,000	USD	255,612	UBS AG	03/18/20	2,482
SEK	175,000	USD	18,475	Canadian Imperial Bank of Commerce	03/18/20	277
SGD	19,000	USD	13,988	BNP Paribas SA	03/18/20	150
THB	109,628,000	USD	3,618,452	BNP Paribas SA	03/18/20	48,006
USD	496,442	JPY	53,516,000	Bank of America NA	03/18/20	1,797

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) December 31, 2019	BlackRock Managed Volatility V.I. Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	4,976,344	JPY	536,434,075	Morgan Stanley & Co. International plc	03/18/20	$18,113
ZAR	76,439,000	USD	5,155,072	Bank of America NA	03/18/20	248,632
ZAR	17,793,000	USD	1,228,770	JPMorgan Chase Bank NA	03/18/20	29,071

						1,527,731

GBP	334,000	USD	443,888	HSBC Bank plc	03/18/20	(554)
INR	166,664,000	USD	2,325,982	Citibank NA	03/18/20	(4,101)
JPY	257,778,000	USD	2,391,298	Canadian Imperial Bank of Commerce	03/18/20	(8,670)
SEK	11,068,000	USD	1,187,512	Barclays Bank plc	03/18/20	(1,545)
USD	9,108,247	AUD	13,220,748	Bank of America NA	03/18/20	(186,699)
USD	92,803	AUD	135,030	BNP Paribas SA	03/18/20	(2,131)
USD	114,247	AUD	166,222	Citibank NA	03/18/20	(2,617)
USD	4,837,168	BRL	20,144,378	Citibank NA	03/18/20	(155,029)
USD	841,138	BRL	3,497,622	Morgan Stanley & Co. International plc	03/18/20	(25,645)
USD	6,277,377	CAD	8,320,560	Citibank NA	03/18/20	(131,904)
USD	11,599,052	CAD	15,373,000	JPMorgan Chase Bank NA	03/18/20	(242,683)
USD	4,675,065	CAD	6,196,813	National Australia Bank Ltd.	03/18/20	(98,305)
USD	210,553	CHF	207,000	Bank of America NA	03/18/20	(4,482)
USD	519,190	EUR	463,000	Barclays Bank plc	03/18/20	(2,611)
USD	1,215,909	EUR	1,091,000	Morgan Stanley & Co. International plc	03/18/20	(13,648)
USD	9,218,761	GBP	6,979,000	HSBC Bank plc	03/18/20	(44,797)
USD	4,299,619	JPY	468,524,000	Morgan Stanley & Co. International plc	03/18/20	(30,924)
USD	9,032,657	KRW	10,731,158,000	Citibank NA	03/18/20	(269,851)
USD	693,959	MXN	13,349,000	Goldman Sachs International	03/18/20	(4,201)
USD	288,482	NOK	2,637,000	Citibank NA	03/18/20	(11,951)
USD	2,627	NZD	4,000	HSBC Bank plc	03/18/20	(68)
USD	213,558	PLN	826,000	Citibank NA	03/18/20	(4,201)
USD	1,352,474	PLN	5,168,000	UBS AG	03/18/20	(9,968)
USD	305,521	SEK	2,894,000	Bank of America NA	03/18/20	(4,579)
USD	892,038	SEK	8,350,000	BNP Paribas SA	03/18/20	(2,689)
USD	6,824,459	SEK	64,650,000	HSBC Bank plc	03/18/20	(102,973)
USD	793,804	THB	24,054,637	BNP Paribas SA	03/18/20	(10,692)
USD	2,397,882	THB	72,555,363	JPMorgan Chase Bank NA	03/18/20	(28,698)
USD	1,156,350	ZAR	16,874,000	Goldman Sachs International	03/18/20	(36,524)

						(1,442,740)

Net Unrealized Appreciation						$84,991

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency

6 month GBP		0.84%
LIBOR	Semi-Annual		Semi-Annual	03/18/20 (a)	03/18/25	GBP	18,000	$(54,581)	$—	$(54,581)
6 month GBP		0.84%
LIBOR	Semi-Annual		Semi-Annual	03/18/20 (a)	03/18/25	GBP	18,000	(65,115)	5,610	(70,725)
6 month GBP		0.86%
LIBOR	Semi-Annual		Semi-Annual	03/18/20 (a)	03/18/25	GBP	8,000	(16,404)	(2,081)	(14,323)
6 month BBR	Semi-Annual	0.92%	Semi-Annual	03/18/20 (a)	03/18/25	AUD	4,000	(38,461)	—	(38,461)
6 month BBR	Semi-Annual	0.95%	Semi-Annual	03/18/20 (a)	03/18/25	AUD	37,800	(327,375)	—	(327,375)
6 month BBR	Semi-Annual	0.98%	Semi-Annual	03/18/20 (a)	03/18/25	AUD	27,599	(208,346)	—	(208,346)
6 month BBR	Semi-Annual	0.99%	Semi-Annual	03/18/20 (a)	03/18/25	AUD	34,720	(253,228)	—	(253,228)
6 month BBR	Semi-Annual	1.00%	Semi-Annual	03/18/20 (a)	03/18/25	AUD	25,000	(172,619)	—	(172,619)
6 month BBR	Semi-Annual	1.06%	Semi-Annual	03/18/20 (a)	03/18/25	AUD	19,500	(93,753)	—	(93,753)
6 month BBR	Semi-Annual	1.09%	Semi-Annual	03/18/20 (a)	03/18/25	AUD	19,500	(73,142)	—	(73,142)
6 month BBR	Semi-Annual	1.15%	Semi-Annual	03/18/20 (a)	03/18/25	AUD	14,000	(28,168)	—	(28,168)
6 month SOR	Semi-Annual	1.53%	Semi-Annual	03/18/20 (a)	03/18/25	SGD	9,000	7,348	—	7,348

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Managed Volatility V.I. Fund

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency

3 month BA	Semi-Annual	1.94%	Semi-Annual	03/18/20 (a)	03/18/25	CAD	24,000	$(105,389)	$—	$(105,389)
3 month BA	Semi-Annual	1.97%	Semi-Annual	03/18/20 (a)	03/18/25	CAD	36,000	(118,470)	(427)	(118,043)
3 month BA	Semi-Annual	2.04%	Semi-Annual	03/18/20 (a)	03/18/25	CAD	47,000	(42,614)	—	(42,614)
1.74%	Quarterly	3 month HIBOR	Quarterly	03/18/20 (a)	03/18/25	HKD	43,000	59,494	—	59,494
1.42%	Quarterly	3 month HIBOR	Quarterly	03/18/20 (a)	03/18/25	HKD	108,000	356,451	—	356,451
1.58%	Semi-Annual	3 month LIBOR	Quarterly	03/18/20 (a)	03/18/25	USD	13,000	92,418	(2,432)	94,850
0.30%	Annual	3 month STIBOR	Quarterly	03/18/20 (a)	03/18/25	SEK	240,000	149,705	7,394	142,311
0.08%	Annual	3 month STIBOR	Quarterly	03/18/20 (a)	03/18/25	SEK	90,000	160,416	7,562	152,854
0.23%	Annual	3 month STIBOR	Quarterly	03/18/20 (a)	03/18/25	SEK	157,000	156,476	1,996	154,480
0.13%	Annual	3 month STIBOR	Quarterly	03/18/20 (a)	03/18/25	SEK	168,000	256,934	(4,535)	261,469
0.00%	Annual	3 month STIBOR	Quarterly	03/18/20 (a)	03/18/25	SEK	327,000	712,620	6,111	706,509
0.35%	Annual	3 month STIBOR	Quarterly	03/18/20 (a)	03/18/25	SEK	107,000	36,078	10,373	25,705
		6 month
(0.19)%	Annual	EURIBOR	Semi-Annual	03/18/20 (a)	03/18/25	EUR	21,000	96,467	—	96,467
		6 month
(0.25)%	Annual	EURIBOR	Semi-Annual	03/18/20 (a)	03/18/25	EUR	13,000	109,126	—	109,126
		6 month
(0.25)%	Annual	EURIBOR	Semi-Annual	03/18/20 (a)	03/18/25	EUR	9,000	75,038	—	75,038
		6 month
(0.19)%	Annual	EURIBOR	Semi-Annual	03/18/20 (a)	03/18/25	EUR	12,000	57,507	—	57,507
		6 month
(0.21)%	Annual	EURIBOR	Semi-Annual	03/18/20 (a)	03/18/25	EUR	16,000	89,382	1,585	87,797
		6 month
(0.17)%	Annual	EURIBOR	Semi-Annual	03/18/20 (a)	03/18/25	EUR	10,000	35,386	1,322	34,064
		6 month
(0.16)%	Annual	EURIBOR	Semi-Annual	03/18/20 (a)	03/18/25	EUR	6,000	19,734	—	19,734
1.62%	Annual	6 month WIBOR	Semi-Annual	03/18/20 (a)	03/18/25	PLN	94,000	205,173	—	205,173
1.68%	Annual	6 month WIBOR	Semi-Annual	03/18/20 (a)	03/18/25	PLN	58,000	82,956	—	82,956
1.65%	Annual	6 month WIBOR	Semi-Annual	03/18/20 (a)	03/18/25	PLN	31,000	57,167	—	57,167
1.60%	Annual	6 month WIBOR	Semi-Annual	03/18/20 (a)	03/18/25	PLN	273,400	682,459	—	682,459

								$1,900,670	$32,478	$1,868,192

(a)	Forward swap.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency

1 day		5.87%
BZDIOVER	At Termination		At Termination	HSBC Bank plc	N/A	01/02/23	BRL	27,000	$29,595	$—	$29,595
1 day		5.82%
BZDIOVER	At Termination		At Termination	UBS AG	N/A	01/02/23	BRL	57,000	54,938	—	54,938
		1 week
2.99%	Quarterly	CNREPOFI	Quarterly	Bank of America NA	03/18/20(a)	03/18/25	CNY	59,400	(11,016)	—	(11,016)
		1 week
3.06%	Quarterly	CNREPOFI	Quarterly	Bank of America NA	03/18/20(a)	03/18/25	CNY	38	(25)	—	(25)
		1 week
3.07%	Quarterly	CNREPOFI	Quarterly	Bank of America NA	03/18/20(a)	03/18/25	CNY	76,038	(54,448)	—	(54,448)
1 day MIBOR	Semi-Annual	5.41%	Semi-Annual	HSBC Bank plc	03/18/20(a)	03/18/25	INR	458,320	(5,668)	—	(5,668)
		3 month
1.34%	Quarterly	CD_KSDA	Quarterly	HSBC Bank plc	03/18/20(a)	03/18/25	KRW	9,479,400	(3,824)	—	(3,824)
		3 month
1.34%	Quarterly	CD_KSDA	Quarterly	HSBC Bank plc	03/18/20(a)	03/18/25	KRW	6,319,600	(3,339)	—	(3,339)

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) December 31, 2019	BlackRock Managed Volatility V.I. Fund

OTC Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Counterparty	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency

		3 month		JPMorgan Chase Bank
0.74%	Quarterly	TWCPBA	Quarterly	NA	03/18/20	(a)	03/18/25	TWD	254,000	$1,719	$—	$1,719
		5.00%		JPMorgan Chase Bank
1 day MIBOR	Semi-Annual		Semi-Annual	NA	03/18/20	(a)	03/18/25	INR	255,015	(66,023)	—	(66,023)
		5.01%		JPMorgan Chase Bank
1 day MIBOR	Semi-Annual		Semi-Annual	NA	03/18/20	(a)	03/18/25	INR	811,718	(202,830)	—	(202,830)
		5.02%		JPMorgan Chase Bank
1 day MIBOR	Semi-Annual		Semi-Annual	NA	03/18/20	(a)	03/18/25	INR	832,920	(203,120)	—	(203,120)
		5.42%		JPMorgan Chase Bank
1 day MIBOR	Semi-Annual		Semi-Annual	NA	03/18/20	(a)	03/18/25	INR	889,680	(2,978)	—	(2,978)
		5.00%		Morgan Stanley & Co.
1 day MIBOR	Semi-Annual		Semi-Annual	International plc	03/18/20	(a)	03/18/25	INR	624,347	(159,764)	—	(159,764)

										$(626,783)	$—	$(626,783)

(a)	Forward swap.

OTC Total Return Swaps

Reference Entity	Fixed Amount Paid / (Received) by the Fund (a)		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Taiwan Capitalization Weighted Stock Index Future January 2020	TWD	(250,492,656)	Merrill Lynch International & Co.	01/15/20	TWD	250,493	$(46,080)	$—	$(46,080)
Taiwan Capitalization Weighted Stock Index Future January 2020	TWD	(90,654,485)	Merrill Lynch International & Co.	01/15/20	TWD	90,654	(16,676)	—	(16,676)
Taiwan Capitalization Weighted Stock Index Future January 2020	TWD	(52,484,175)	Merrill Lynch International & Co.	01/15/20	TWD	52,484	(9,655)	—	(9,655)
Taiwan Capitalization Weighted Stock Index Future January 2020	TWD	(81,111,908)	Merrill Lynch International & Co.	01/15/20	TWD	81,112	(14,922)	—	(14,922)
Taiwan Capitalization Weighted Stock Index Future January 2020	TWD	(85,883,196)	Merrill Lynch International & Co.	01/15/20	TWD	85,883	(15,799)	—	(15,799)
KOSPI 200 Index Futures March 2020	KRW	(1,857,566,250)	Merrill Lynch International & Co.	03/12/20	KRW	1,857,566	(116,766)	—	(116,766)

							$(219,898)	$—	$(219,898)

(a)	At termination, the fixed amount paid (received) will be exchanged for the total return of the reference entity.

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate

1 day BZDIOVER	Overnight Brazil CETIP — Interbank Rate	0.02%
1 day MIBOR	Mumbai Interbank Offered Rate	5.26%
1 week CNREPOFI	China Fixing Repo Rates	3.00%
3 month BA	Canadian Bankers Acceptances	2.08%
3 month CD_KSDA	Certificates of Deposit by the Korean Securities Dealers Association	1.53%
3 month HIBOR	Hong Kong Interbank Offered Rate	2.43%
3 month LIBOR	London Interbank Offered Rate	1.91%
3 month STIBOR	Stockholm Interbank Offered Rate	0.15%
3 month TWCPBA	Taiwan Secondary Markets Bills Rate	0.73%

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Managed Volatility V.I. Fund

Reference Index		Reference Rate
6 month BBR	Australian Bank Bill Rate	1.03%
6 month EURIBOR	Euro Interbank Offered Rate	(0.32%)
6 month GBP LIBOR	London Interbank Offered Rate	0.88%
6 month SOR	Singapore Interbank Offered Rate	1.83%
6 month WIBOR	Warsaw Interbank Offered Rate	1.69%

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps (a)	$41,953	$(9,475)	$3,468,959	$(1,600,767)
OTC Swaps	—	—	86,252	(932,933)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$169,261	$—	$1,283,014	$—	$1,452,275
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	1,527,731	—	—	1,527,731
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps (a)	—	—	—	—	3,468,959	—	3,468,959
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	—	—	86,252	—	86,252

	$—	$—	$169,261	$1,527,731	$4,838,225	$—	$6,535,217

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	—	—	6,272,459	—	2,141,558	—	8,414,017
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	1,442,740	—	—	1,442,740
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps (a)	—	—	—	—	1,600,767	—	1,600,767
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	219,898	—	713,035	—	932,933

	$—	$—	$6,492,357	$1,442,740	$4,455,360	$—	$12,390,457

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) December 31, 2019	BlackRock Managed Volatility V.I. Fund

For the year ended December 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(18,395,153)	$—	$2,000,600	$—	$(16,394,553)
Forward foreign currency exchange contracts	—	—	—	(5,332,727)	—	—	(5,332,727)
Swaps	—	—	(2,322,160)	—	3,978,721	—	1,656,561

	$—	$—	$(20,717,313)	$(5,332,727)	$5,979,321	$—	$(20,070,719)

Net Change in Unrealized Appreciation
(Depreciation) on:
Futures contracts	—	—	(11,516,885)	—	(3,086,141)	—	(14,603,026)
Forward foreign currency exchange contracts	—	—	—	176,298	—	—	176,298
Swaps	—	—	68,853	—	4,843,126	—	4,911,979

	$—	$—	$(11,448,032)	$176,298	$1,756,985	$—	$(9,514,749)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$231,796,344
Average notional value of contracts — short	385,969,830
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	141,421,364
Average amounts sold — in USD	139,232,594
Interest rate swaps:
Average notional value — pays fixed rate	434,331,812
Average notional value — receives fixed rate	441,913,135
Total return swaps:
Average notional value	34,830,902

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$551,912	$2,075,400
Forward foreign currency exchange contracts	1,527,731	1,442,740
Swaps — Centrally cleared	512,966	—
Swaps — OTC (a)	86,252	932,933

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$2,678,861	$4,451,073
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,064,878)	(2,075,400)

Total derivative assets and liabilities subject to an MNA	$1,613,983	$2,375,673

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Managed Volatility V.I. Fund

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America NA	$328,187	$(261,249)	$—	$—	$66,938
Barclays Bank plc	277,613	(4,156)	—	—	273,457
BNP Paribas SA	132,482	(15,512)	—	—	116,970
Canadian Imperial Bank of Commerce	32,273	(8,670)	—	—	23,603
Citibank NA	6,505	(6,505)	—	—	—
Goldman Sachs International	20,656	(20,656)	—	—	—
HSBC Bank plc	40,165	(40,165)	—	—	—
JPMorgan Chase Bank NA	103,118	(103,118)	—	—	—
Morgan Stanley & Co. International plc	163,391	(163,391)	—	—	—
Toronto Dominion Bank	426,932	—	—	—	426,932
UBS AG	82,661	(9,968)	—	—	72,693

	$1,613,983	$(633,390)	$—	$—	$980,593

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America NA	$261,249	$(261,249)	$—	$—	$—
Barclays Bank plc	4,156	(4,156)	—	—	—
BNP Paribas SA	15,512	(15,512)	—	—	—
Canadian Imperial Bank of Commerce	8,670	(8,670)	—	—	—
Citibank NA	579,654	(6,505)	—	(290,000)	283,149
Goldman Sachs International	40,725	(20,656)	—	—	20,069
HSBC Bank plc	161,223	(40,165)	—	—	121,058
JPMorgan Chase Bank NA	746,332	(103,118)	—	(310,000)	333,214
Merrill Lynch International & Co.	219,898	—	—	—	219,898
Morgan Stanley & Co. International plc	229,981	(163,391)	—	—	66,590
National Australia Bank Ltd.	98,305	—	—	—	98,305
UBS AG	9,968	(9,968)	—	—	—

	$2,375,673	$(633,390)	$—	$(600,000)	$1,142,283

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$959,087	$23,899	$—	$982,986
Air Freight & Logistics	3,009,848	145,683	—	3,155,531
Airlines	5,257,021	—	—	5,257,021
Auto Components	656,446	667,054	—	1,323,500
Automobiles	1,627,594	892,762	—	2,520,356
Banks.	5,851,893	4,155,694	—	10,007,587
Beverages	4,486,310	1,092,816	—	5,579,126

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) December 31, 2019	BlackRock Managed Volatility V.I. Fund

	Level 1	Level 2	Level 3	Total
Biotechnology	$2,737,211	$378,408	$—	$3,115,619
Building Products	17,040	381,872	—	398,912
Capital Markets	3,507,137	1,260,300	—	4,767,437
Chemicals	6,205,082	1,680,553	—	7,885,635
Commercial Services & Supplies	113,975	—	—	113,975
Construction & Engineering	—	694,924	—	694,924
Construction Materials	446,974	71,233	—	518,207
Consumer Finance	1,031,352	22,686	—	1,054,038
Diversified Financial Services	95,586	593,298	—	688,884
Diversified Telecommunication Services	435,633	15,164	—	450,797
Electric Utilities	1,621,055	465,720	—	2,086,775
Electrical Equipment	—	1,116,054	—	1,116,054
Electronic Equipment, Instruments & Components	60,965	649,147	—	710,112
Energy Equipment & Services	621,987	36,550	—	658,537
Entertainment	722,495	195,989	—	918,484
Equity Real Estate Investment Trusts (REITs)	2,714,999	516,099	—	3,231,098
Food & Staples Retailing	3,072,189	802,176	—	3,874,365
Food Products	778,130	1,952,695	—	2,730,825
Gas Utilities	—	325,133	—	325,133
Health Care Equipment & Supplies	4,109,378	930,888	—	5,040,266
Health Care Providers & Services	2,564,660	172,466	—	2,737,126
Health Care Technology	90,073	45,233	—	135,306
Household Durables	384,575	175,150	—	559,725
Household Products	2,576,941	304,203	—	2,881,144
Independent Power and Renewable Electricity Producers	—	56,929	—	56,929
Industrial Conglomerates	—	627,202	—	627,202
Insurance	2,725,714	3,069,518	—	5,795,232
Interactive Media & Services	6,334,659	27,206	—	6,361,865
Internet & Direct Marketing Retail	4,735,848	112,262	—	4,848,110
IT Services	7,184,763	298,778	—	7,483,541
Life Sciences Tools & Services	1,070,400	83,974	—	1,154,374
Machinery	1,737,922	2,126,162	—	3,864,084
Marine	51,508	95,128	—	146,636
Media	100,688	—	—	100,688
Metals & Mining	1,713,042	1,438,012	—	3,151,054
Mortgage Real Estate Investment Trusts (REITs)	76,815	—	—	76,815
Multi-Utilities	88,575	165,320	—	253,895
Oil, Gas & Consumable Fuels	6,585,727	1,835,832	—	8,421,559
Personal Products	431,455	955,020	—	1,386,475
Pharmaceuticals	10,497,488	3,585,395	—	14,082,883
Professional Services	15,556	767,711	—	783,267
Real Estate Management & Development	20,164	998,820	—	1,018,984
Road & Rail	1,493,242	349,367	—	1,842,609
Semiconductors & Semiconductor Equipment	1,123,275	280,534	—	1,403,809
Software	7,263,072	516,275	—	7,779,347
Specialty Retail	6,852,058	156,487	—	7,008,545
Technology Hardware, Storage & Peripherals	5,047,256	—	—	5,047,256
Textiles, Apparel & Luxury Goods	434,986	730,946	—	1,165,932
Trading Companies & Distributors	11,085	727,022	—	738,107
Transportation Infrastructure	—	534,344	—	534,344
Water Utilities	40,295	—	—	40,295
Wireless Telecommunication Services	1,035,412	351,900	—	1,387,312
Corporate Bonds (a)	—	31,729	—	31,729
Preferred Stocks:
Automobiles	—	6,341	—	6,341
Diversified Financial Services	—	—	464	464
Health Care Equipment & Supplies	—	9,405	—	9,405
Household Products	—	11,880	—	11,880
Rights (a)	11,417	—	—	11,417
U.S. Treasury Obligations	—	31,991,376	—	31,991,376
Short-Term Securities	12,000,414	—	—	12,000,414

	$ 134,438,472	$ 71,704,724	$ 464	$ 206,143,660

Derivative Financial Instruments (b)
Assets:
Equity contracts	$169,261	$—	$—	$169,261

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Managed Volatility V.I. Fund

	Level 1	Level 2	Level 3	Total
Foreign currency exchange contracts	$—	$1,527,731	$—	1,527,731
Interest rate contracts	1,283,014	3,555,211	—	4,838,225
Liabilities:
Equity contracts	(6,272,459)	(219,898)	—	(6,492,357)
Foreign currency exchange contracts	—	(1,442,740)	—	(1,442,740)
Interest rate contracts	(2,141,558)	(2,313,802)	—	(4,455,360)

	$(6,961,742)	$1,106,502	$—	$(5,855,240)

(a)	See above Schedule of Investments for values in each industry.
(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	23

Statement of Assets and Liabilities

December 31, 2019

BlackRock Managed Volatility V.I. Fund

ASSETS
Investments at value — unaffiliated (cost — $184,623,346)	$194,143,246
Investments at value — affiliated (cost — $12,000,414)	12,000,414
Due from broker	225,339
Cash pledged:
Collateral — OTC derivatives	600,000
Futures contracts	21,010,000
Centrally cleared swaps	5,861,000
Foreign currency at value (cost — $4,100,214)	4,120,348
Receivables:
Dividends — affiliated	11,348
Dividends — unaffiliated	200,558
Interest — unaffiliated	308,212
Variation margin on futures contracts	551,912
Variation margin on centrally cleared swaps	512,966
Unrealized appreciation on:
Forward foreign currency exchange contracts	1,527,731
OTC swaps	86,252
Prepaid expenses	2,530

Total assets	241,161,856

LIABILITIES
Payables:
Investments purchased	280
Board realignment and consolidation	30
Capital shares redeemed	41,062
Distribution fees	42,606
Investment advisory fees	65,977
Directors’ and Officer’s fees	2,291
Other affiliates	1,584
Variation margin on futures contracts	2,075,400
Other accrued expenses	325,759
Unrealized depreciation on:
Forward foreign currency exchange contracts	1,442,740
OTC swaps	932,933

Total liabilities	4,930,662

NET ASSETS	$236,231,194

NET ASSETS CONSIST OF
Paid-in capital	$369,284,537
Accumulated loss	(133,053,343)

NET ASSETS	$236,231,194

NET ASSET VALUE
Class I — Based on net assets of $10,808,357 and 814,692 shares outstanding, 100 million shares authorized, $0.10 par value	$13.27

Class III — Based on net assets of $225,422,837 and 16,992,971 shares outstanding, 100 million shares authorized, $0.10 par value	$13.27

See notes to financial statements.

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended December 31, 2019

BlackRock Managed Volatility V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$275,358
Dividends — unaffiliated	3,989,584
Interest — unaffiliated	1,339,724
Securities lending income — affiliated — net	15,896
Foreign taxes withheld	(207,061)

Total investment income	5,413,501

EXPENSES
Investment advisory	1,334,386
Transfer agent — class specific	859,751
Distribution — class specific	577,468
Custodian	175,404
Accounting services	114,344
Professional	105,368
Printing	16,034
Directors and Officer	11,102
Transfer agent	5,000
Offering	932
Board realignment and consolidation	340
Registration	313
Miscellaneous	38,154

Total expenses	3,238,596
Less:
Fees waived and/or reimbursed by the Manager	(368,768)
Transfer agent fees waived and/or reimbursed — class specific	(859,751)

Total expenses after fees waived and/or reimbursed	2,010,077

Net investment income	3,403,424

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(249)
Investments — unaffiliated	8,737,887
Capital gain distributions from investment companies — affiliated	21
Forward foreign currency exchange contracts	(5,332,727)
Foreign currency transactions	113,710
Futures contracts	(16,394,553)
Swaps	1,656,561

(11,219,350)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	4
Investments — unaffiliated	21,610,575
Forward foreign currency exchange contracts	176,298
Foreign currency translations	(66,175)
Futures contracts	(14,603,026)
Swaps	4,911,979

12,029,655

Net realized and unrealized gain	810,305

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,213,729

See notes to financial statements.

FINANCIAL STATEMENTS	25

Statements of Changes in Net Assets

	BlackRock Managed Volatility V.I. Fund
	Year Ended December 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,403,424	$2,349,117
Net realized gain (loss)	(11,219,350)	23,284,490
Net change in unrealized appreciation (depreciation)	12,029,655	(24,518,062)

Net increase in net assets resulting from operations	4,213,729	1,115,545

DISTRIBUTIONS TO SHAREHOLDERS (a)
Class I	(366,689)	(363,124)
Class III	(7,093,025)	(6,371,560)

Decrease in net assets resulting from distributions to shareholders	(7,459,714)	(6,734,684)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(8,672,745)	239,233,033

NET ASSETS
Total increase (decrease) in net assets	(11,918,730)	233,613,894
Beginning of year	248,149,924	14,536,030

End of year	$236,231,194	$248,149,924

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Managed Volatility V.I. Fund

	Class I

	Year Ended December 31,
	2019		2018	2017	2016		2015

Net asset value, beginning of year	$13.45		$13.71	$13.19	$13.08		$13.70

Net investment income (loss) (a)	0.22		0.15	0.04	0.02	(b)	(0.06)
Net realized and unrealized gain (loss)	0.06		(0.01)	0.62	0.20		(0.01)

Net increase (decrease) from investment operations	0.28		0.14	0.66	0.22		(0.07)

Distributions (c)
From net investment income	(0.46)		(0.25)	(0.05)	(0.11)		—
From net realized gain	(0.00)	(d)	(0.15)	(0.09)	—		(0.55)

Total distributions	(0.46)		(0.40)	(0.14)	(0.11)		(0.55)

Net asset value, end of year	$13.27		$13.45	$13.71	$13.19		$13.08

Total Return (e)
Based on net asset value	2.11%		1.02%	4.98%	1.71%(f)		(0.57)%

Ratios to Average Net Assets (g)
Total expenses	0.93%		1.21%	1.48%	1.39%		1.47%

Total expenses after fees waived and/or reimbursed	0.59%		0.71%	0.89%	0.94%		1.00%

Net investment income (loss)	1.62%		1.09%	0.29%	0.18%(b)		(0.46)%

Supplemental Data
Net assets, end of year (000)	$10,808		$12,571	$14,536	$15,895		$18,180

Portfolio turnover rate	314%		319%	0%	1%		13%

(a) Based on average shares outstanding.

(b) Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.19%, respectively, resulting from a one time payment from a third party administrator.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Amount is greater than $(0.005) per share.

(e) Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

(f)  Includes reimbursements of out of pocket expenses from a third party administrator. Excluding this amount, the Fund’s total return is 1.48%.

(g) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2019		2018	2017	2016		2015

Investments in underlying funds	0.01%		0.03%	0.23%	0.25%		0.23%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Managed Volatility V.I. Fund

	Class III
	Year Ended 12/31/2019		Period from 02/14/18 (a) to 12/31/18

Net asset value, beginning of period	$13.45		$13.70

Net investment income (b)	0.19		0.15
Net realized and unrealized gain (loss)	0.06		(0.02)

Net increase from investment operations	0.25		0.13

Distributions (c)
From net investment income	(0.43)		(0.23)
From net realized gain	(0.00	)(d)	(0.15)

Total distributions	(0.43)		(0.38)

Net asset value, end of period	$13.27		$13.45

Total Return (e)
Based on net asset value	1.85%		0.90%(f)

Ratios to Average Net Assets (g)
Total expenses	1.36%		0.99%(h)

Total expenses after fees waived and/or reimbursed	0.84%		0.84%(h)

Net investment income	1.39%		1.22%(h)

Supplemental Data
Net assets, end of period (000)	$225,423		$235,579

Portfolio turnover rate	314%		319%(i)

(a)	Recommencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended 12/31/2019	Period from 02/14/18 (a) to 12/31/18
Investments in underlying funds	0.01%	0.03%

(h)	Annualized.
(i)	Portfolio turnover rate is representative of the Fund for the entire year.

See notes to financial statements.

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Managed Volatility V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have identical voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares recommenced operations on February 14, 2018.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Prior Year Reorganization: The Board of Directors of the Company (the “Board”), the Board of Trustees of HIMCO Variable Insurance Trust and shareholders of the Target Fund approved the reorganization of the Target Fund into the Fund. As a result, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued Class III Shares of the Fund.

Each shareholder of the Target Fund received shares of the Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Target Fund shares, as determined at the close of business on April 20, 2018, less the costs of the Target Fund’s reorganization.

The reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amount and at the following conversion ratio:

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Managed Volatility V.I. Fund’s Share Class	Shares of Managed Volatility V.I. Fund
Class IB	39,633,345	0.49126053	Class III	19,470,298

The Target Fund’s net assets and composition of net assets as of the close of business on April 20, 2018, the valuation date of the reorganization, were as follows:

Target Fund	Net Assets	Paid-In Capital	Accumulated Loss
HIMCO VIT Portfolio Diversifier Fund	$268,343,917	$392,342,469	$(123,998,552)

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Fund realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the Fund before the reorganization were $13,676,731. The aggregate net assets of the Fund immediately after the reorganization amounted to $282,020,648. The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
HIMCO VIT Portfolio Diversifier Fund	$202,633,700	$186,254,411

The purpose of the transaction was to combine the assets of the Target Fund with the assets of the Fund. The reorganization was a tax-free event and closed on April 23, 2018.

Assuming the reorganization had been completed on January 1, 2018, the beginning of the fiscal reporting period of the Fund, the pro forma results of operations for the year ended December 31, 2018, are as follows:

•	Net investment income: $3,467,734

•	Net realized and change in unrealized loss on investments: $(7,842,825)

•	Net decrease in net assets resulting from operations: $(4,375,091)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the HIMCO Fund that have been included in the Fund’s Statement of Operations since April 23, 2018.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements   (continued)

discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12–month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)   recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)  recapitalizations and other transactions across the capital structure; and

(iii)    market multiples of comparable issuers.

Income approach

(i)   future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)  quoted prices for similar investments or assets in active markets; and

(iii)    other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)   audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)  changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)    relevant news and other public sources; and

(iv)    known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements   (continued)

inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as investment companies in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker a variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements   (continued)

Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.55%
$1 Billion — $3 Billion	0.52
$3 Billion — $5 Billion	0.50
$5 Billion — $10 Billion	0.48
Greater than $10 Billion	0.47

The Manager entered into sub-advisory agreements with BlackRock International Limited (“BIL”), BlackRock Asset Management North Asia Limited (“BNA”) and BlackRock (Singapore) Limited (“BSL”), each an affiliate of the Manager. The Manager pays each of BIL, BNA and BSL, for services they provide for that portion of the Fund for which BIL, BNA and BSL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder distribution services to the Fund. The ongoing distribution fee compensates BRIL and each broker-dealer for providing shareholder distribution related services to shareholders.

For the year ended December 31, 2019, the class specific distribution fees borne directly by Class III were $577,468.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent — class specific. For the year ended December 31, 2019, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the year ended December 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	$22,236
Class III	837,515
$859,751

Expense Limitations, Waivers and Reimbursements: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2019, the amount waived was $9,309.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Company, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2019, there were no fees waived and/or reimbursed by the Manager.

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

For the year ended December 31, 2019, the Fund reimbursed the Manager $3,215 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse all transfer agent fees for Class I Shares and Class III Shares. The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the year ended December 31, 2019, class specific expense waivers and/or reimbursements were as follows:

Transfer Agent Fees Waived and/or Reimbursed

Class I	$22,236
Class III	837,515

$859,751

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	0.59%
Class III	0.84

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021 unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2019, the amount waived and/or reimbursed was $359,459.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2019, the Fund paid BIM 3,086 for securities lending agent services.

lnterfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “lnterfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the lnterfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2019, the Fund did not participate in the lnterfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements   (continued)

7.	PURCHASES AND SALES

For the year ended December 31, 2019, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$607,352,700	$613,572,264
U.S. Government Securities	10,613,885	34,965,398

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of December 31, 2019, the following permanent differences, attributable to non-deductible offering costs, were reclassified to the following accounts:

Paid-in capital	$(932)
Accumulated earnings	932

The tax character of distributions paid was as follows:

	12/31/19	12/31/18
Ordinary income	$7,459,714	$6,734,684

As of December 31, 2019, the tax components of accumulated loss were as follows:

Undistributed ordinary income	$2,148,438
Non-expiring capital loss carryforwards(a)	(131,776,215)
Net unrealized losses(b)	(3,425,566)

$(133,053,343)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, certain futures, options and forward contracts, and the timing and recognition of partnership income.

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$199,258,836

Gross unrealized appreciation	$19,179,501
Gross unrealized depreciation	(13,419,363)

Net unrealized appreciation	$5,760,138

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2019, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements   (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/19		Year Ended 12/31/18

	Shares	Amount	Shares	Amount
Class I
Shares sold	15,992	$216,378	26,476	$367,264
Shares issued in reinvestment of distributions	27,540	366,689	26,995	363,124
Shares redeemed	(163,533)	(2,209,996)	(178,879)	(2,476,164)

Net decrease	(120,001)	$(1,626,929)	(125,408)	$(1,745,776)

			Period from 02/14/18 (a) to 12/31/18

Class III
Shares sold	2,448,987	$33,265,000	725,363	$10,018,545
Shares issued in reinvestment of distributions	532,709	7,092,711	474,003	6,371,288
Shares issued in reorganization	—	—	19,470,298	268,343,917
Shares redeemed	(3,507,917)	(47,403,527)	(3,150,472)	(43,754,941)

Net increase (decrease)	(526,221)	$(7,045,816)	17,519,192	$240,978,809

Total Net Increase (Decrease)	(646,222)	$(8,672,745)	17,393,784	$239,233,033

(a)	Recommencement of operations.

As of December 31, 2019, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 730 Class III shares of BlackRock Managed Volatility V.I. Fund.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Managed Volatility V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Managed Volatility V.I. Fund of BlackRock Variable Series Funds, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	39

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CNY	Chinese Yuan

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

NOK	Norwegian Krone

NZD	New Zealand Dollar

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thai Baht

TWD	Taiwan New Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviations

ADR	American Depositary Receipts

BA	Canadian Bankers Acceptances

BBR	Australian Bank Bill Rate

BZDIOVER	Overnight Brazil CETIP — Interbank Rate

CD_KSDA	Certificates of Deposit by the Korean Securities Dealers Association

CNREPOFI	Day China Fixing Repo Rates

EURIBOR	Euro Interbank Offered Rate

HIBOR	Hong Kong Interbank Offered Rate

LIBOR	London Interbank Offered Rate

MIBOR	Mumbai Interbank Offered Rate

MSCI	Morgan Stanley Capital International

OTC	Over-the-counter

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SCA	Svenska Cellulosa Aktiebolaget

SOR	Singapore Interbank Offered Rate

STIBOR	Stockholm Interbank Offered Rate

TWCPBA	Taiwan Secondary Markets Bills Rate

WIBOR	Warsaw Interbank Offered Rate

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

DECEMBER 31, 2019

2019 Annual Report

BlackRock Variable Series Funds, Inc.

•	BlackRock S&P 500 Index V.I. Fund

Not FDIC Insured - May Lose Value - No Bank Guarantee

Fund Summary as of December 31, 2019	BlackRock S&P 500 Index V.I. Fund

Investment Objective

BlackRock S&P 500 Index V.I. Fund’s (the “Fund”) investment objective is to seek investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard and Poor’s (“S&P”) 500® Index.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2019, the Fund’s Class I, Class II and Class III Shares returned 31.34%, 31.17% and 30.97%, respectively. The benchmark S&P 500® Index returned 31.49% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses.

Describe the market environment.

All eleven of the Global Industry Classification Standard (“GICS”) sectors advanced in the first quarter of 2019 as positive headlines regarding Sino-American trade negotiations, relatively strong corporate earnings growth, and the Fed’s dovish pivot helped investor sentiment recover from steep losses in the fourth quarter of 2018. The technology sector outperformed and was responsible for 29% of the S&P 500® Index’s overall rally. Real estate was the second best-performing sector as a decline in interest rates throughout the quarter drove demand for bond proxies. Health care shares underperformed as political risks weighed on sentiment, but still posted a respectable gain.

In its January 2019 announcement, the Fed indicated that it would refrain from interest rate hikes for the foreseeable future, with a dovish assessment of U.S. economic conditions and transparency around balance sheet normalization. This reduced market-based expectations of interest rate hikes, serving as a boon for both equities and bonds. Less optimism was evident in the U.S. rates market. The pause in interest rate hiking by the Fed coupled with lowered forecasts for growth drove investors into longer-duration government bonds.

The prospect of an easier monetary policy buoyed equities broadly in the second quarter of 2019. At the June Federal Open Market Committee announcement, Fed Chair Jerome Powell noted that should trade tensions weigh on the committee’s economic outlook or should the shortfall of inflation from the target rate persist longer than expected, the Fed would provide more accommodation to sustain the expansion.

Trade tensions were a source of intra-quarter volatility. In May, President Trump threatened an increase in tariffs and protectionism against both China and Mexico. The S&P 500® Index fell 6.4% in May on these renewed trade concerns. However, these announcements did not materialize, and sentiment eased by June month end.

Looking to interest rates, the 10-year U.S. Treasury yield declined 0.50% in the second quarter to 2% — the lowest level since 2016. The yield curve remained a source of uncertainty as the three-month/10-year Treasury spread remained in negative territory while the five-year/30-year Treasury spread expanded throughout the quarter.

In the third quarter of 2019, trade tensions were a key focus for both domestic and global investors. The S&P 500® Index suffered its worst week of 2019 in early August on the back of President Trump’s promise to impose 10% tariffs on all Chinese imports that were not already subject to 25% tariffs. U.S.-China tensions did ostensibly ease ahead of a new round of trade talks in October. In monetary policy, the Fed lowered the target range for the federal funds rates at both its July and September meetings.

On the macroeconomic front, survey-based U.S. economic indicators continued to soften in the manufacturing and consumer sectors, while hard economic data releases exhibited resilience. In interest rates, the frequently monitored two-year/ten-year Treasury yield spread inverted for the first time since the global financial crisis in August but ended the quarter in positive territory.

In the fourth quarter of 2019, risk appetite was boosted broadly by expectations of a U.S.-China trade deal, strong economic growth, and easy monetary policy. U.S. tariffs on China were originally scheduled to increase on December 15 but were avoided due to persistent negotiations between the United States and China. Additionally, news that the United States did not impose tariffs on European Union auto exports helped support sentiment. On the macroeconomic front, the U.S. services and employment sectors remained buoyant.

In November, 266,000 jobs were added to the economy, revising the third quarter unemployment rate down to 3.5% from 3.7%. Overall, the supportive macroeconomic data and boosted risk appetite drove selling of Treasuries in the quarter. Despite the strength in the U.S. economy, the Fed cut the benchmark federal funds rate to 1.75% in October, marking the third rate cut of the year.

For the year 2019, all the GICS sectors returned positive results in the S&P 500® Index. Top contributors were information technology (50.3%), communication services (32.6%), and financials (32.1%). Bottom contributors for the year were energy (11.8%), health care (20.8%), and materials (24.8%).

Describe recent portfolio activity.

During the period, as changes were made to the composition of the S&P 500® Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock S&P 500 Index V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to February 14, 2018, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

(b)	Under normal circumstances, the Fund invests at least 80% of its assets in the common stocks represented in the S&P 500® Index and in derivative instruments linked to the S&P 500® Index.
(c)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended December 31, 2019

		Average Annual Total Returns (a)
	6-Month Total Returns (a)	1 Year	5 Years		10 Years
Class I (b)	10.85%	31.34%	11.41%		13.21%
Class II (b)	10.78	31.17	11.26		13.07
Class III (b)	10.66	30.97	11.14	(c)	12.93	(c)
S&P 500® Index	10.92	31.49	11.70		13.56

(a)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)

Average annual and cumulative total returns are based on changes in net asset value (“NAV”) for the periods shown, and assume reinvestment of all distributions at NAV on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(c)

The returns for Class III Shares prior to February 14, 2018, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	3

Fund Summary as of December 31, 2019 (continued)	BlackRock S&P 500 Index V.I. Fund

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio

Class I	$1,000.00	$1,108.50	$0.80	$1,000.00	$1,024.45	$0.77	0.15%
Class II	1,000.00	1,107.80	1.59	1,000.00	1,023.69	1.53	0.30
Class III	1,000.00	1,106.60	2.12	1,000.00	1,023.19	2.04	0.40

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 5 for further information on how expenses were calculated.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	23%
Health Care	14
Financials	13
Communication Services	11
Consumer Discretionary	10
Industrials	9
Consumer Staples	7
Energy	4
Utilities	3
Real Estate	3
Materials	3
Short-Term Securities	1
Liabilities in Excess of Other Assets	(1)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2019 and held through December 31, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	5

Schedule of Investments December 31, 2019	BlackRock S&P 500 Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 100.1%

Aerospace & Defense — 2.4%
Arconic, Inc.	29,166	$897,438
Boeing Co. (The)	40,348	13,143,764
General Dynamics Corp.	17,697	3,120,866
Huntington Ingalls Industries, Inc.	3,100	777,728
L3Harris Technologies, Inc.	16,683	3,301,065
Lockheed Martin Corp.	18,732	7,293,866
Northrop Grumman Corp.	11,828	4,068,477
Raytheon Co.	21,024	4,619,814
Textron, Inc.	17,541	782,329
TransDigm Group, Inc.(a)	3,759	2,105,040
United Technologies Corp.	61,226	9,169,206

		49,279,593

Air Freight & Logistics — 0.5%
CH Robinson Worldwide, Inc.	10,285	804,287
Expeditors International of Washington, Inc.	12,816	999,904
FedEx Corp.	18,040	2,727,829
United Parcel Service, Inc., Class B	52,883	6,190,484

		10,722,504

Airlines — 0.4%
Alaska Air Group, Inc.	9,179	621,877
American Airlines Group, Inc.	29,880	856,958
Delta Air Lines, Inc.	43,497	2,543,705
Southwest Airlines Co.(b)	35,744	1,929,461
United Airlines Holdings, Inc.(a)	16,423	1,446,702

		7,398,703

Auto Components — 0.1%
Aptiv plc	19,257	1,828,837
BorgWarner, Inc.	15,583	675,991

		2,504,828

Automobiles — 0.3%
Ford Motor Co.	294,574	2,739,538
General Motors Co.	94,991	3,476,671
Harley-Davidson, Inc.	11,813	439,325

		6,655,534

Banks — 5.6%
Bank of America Corp.	610,935	21,517,131
Citigroup, Inc.	164,755	13,162,277
Citizens Financial Group, Inc.	32,806	1,332,252
Comerica, Inc.	10,879	780,568
Fifth Third Bancorp.	53,555	1,646,281
First Republic Bank	12,607	1,480,692
Huntington Bancshares, Inc.	78,778	1,187,972
JPMorgan Chase & Co.	236,695	32,995,283
KeyCorp.	75,034	1,518,688
M&T Bank Corp.	10,047	1,705,478
People’s United Financial, Inc.	33,516	566,420
PNC Financial Services Group, Inc. (The)	33,067	5,278,485
Regions Financial Corp.	72,797	1,249,197
SVB Financial Group(a)	3,885	975,291
Truist Financial Corp.	101,204	5,699,809
US Bancorp.	107,258	6,359,327
Wells Fargo & Co.	290,444	15,625,887
Zions Bancorp. NA	13,229	686,850

		113,767,888

Beverages — 1.8%
Brown-Forman Corp., Class B(b)	13,824	934,502
Coca-Cola Co. (The)	290,997	16,106,684
Constellation Brands, Inc., Class A	12,562	2,383,640
Molson Coors Brewing Co., Class B(b)	14,063	757,996

Security	Shares	Value

Beverages (continued)
Monster Beverage Corp.(a)	29,079	$1,847,970
PepsiCo, Inc.	105,241	14,383,287

		36,414,079

Biotechnology — 2.0%
AbbVie, Inc.	111,599	9,880,976
Alexion Pharmaceuticals, Inc.(a)	16,700	1,806,105
Amgen, Inc.	44,840	10,809,579
Biogen, Inc.(a)	13,617	4,040,572
Gilead Sciences, Inc.	95,496	6,205,330
Incyte Corp.(a)	13,530	1,181,440
Regeneron Pharmaceuticals, Inc.(a)	5,990	2,249,125
Vertex Pharmaceuticals, Inc.(a)	19,411	4,250,038

		40,423,165

Building Products — 0.3%
Allegion plc	7,105	884,857
AO Smith Corp.	10,276	489,548
Fortune Brands Home & Security, Inc.	10,535	688,357
Johnson Controls International plc	58,215	2,369,933
Masco.Corp.	21,440	1,028,905

		5,461,600

Capital Markets — 2.7%
Ameriprise Financial, Inc.	9,561	1,592,671
Bank of New York Mellon Corp. (The)	63,330	3,187,399
BlackRock, Inc.*	8,899	4,473,527
Cboe Global Markets, Inc.	8,439	1,012,680
Charles Schwab Corp. (The)	86,277	4,103,334
CME Group, Inc.	27,044	5,428,272
E*TRADE Financial Corp.	17,190	779,910
Franklin Resources, Inc.(b)	20,980	545,060
Goldman Sachs Group, Inc. (The)	24,049	5,529,587
Intercontinental Exchange, Inc.	42,124	3,898,576
Invesco Ltd.	28,088	505,022
MarketAxess Holdings, Inc.	2,871	1,088,425
Moody’s Corp.	12,230	2,903,524
Morgan Stanley	92,832	4,745,572
MSCI, Inc.	6,345	1,638,152
Nasdaq, Inc.	8,619	923,095
Northern Trust Corp.	16,107	1,711,208
Raymond James Financial, Inc.	9,268	829,115
S&P Global, Inc.	18,513	5,054,975
State Street Corp.	27,441	2,170,583
T. Rowe Price Group, Inc.	17,647	2,150,111

		54,270,798

Chemicals — 1.9%
Air Products & Chemicals, Inc.	16,649	3,912,349
Albemarle Corp.	7,876	575,263
Celanese Corp.	9,122	1,123,101
CF Industries Holdings, Inc.	16,391	782,506
Corteva, Inc.(a)	56,291	1,663,962
Dow, Inc.	55,864	3,057,437
DuPont de Nemours, Inc.	56,035	3,597,447
Eastman Chemical Co.	10,181	806,946
Ecolab, Inc.	18,925	3,652,336
FMC Corp.	9,846	982,828
International Flavors & Fragrances, Inc.(b)	7,960	1,026,999
Linde plc	40,538	8,630,540
LyondellBasell Industries NV, Class A	19,519	1,844,155
Mosaic Co. (The)	26,358	570,387
PPG Industries, Inc.	17,750	2,369,447
Sherwin-Williams Co. (The)	6,207	3,622,033

		38,217,736

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock S&P 500 Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services & Supplies — 0.4%
Cintas Corp.	6,327	$1,702,469
Copart, Inc.(a)	15,282	1,389,745
Republic Services, Inc.	15,825	1,418,395
Rollins, Inc.	10,732	355,873
Waste Management, Inc.	29,337	3,343,245

		8,209,727

Communications Equipment — 1.0%
Arista Networks, Inc.(a)	4,101	834,144
Cisco Systems, Inc.	320,143	15,354,058
F5 Networks, Inc.(a)	4,489	626,889
Juniper Networks, Inc.	25,259	622,129
Motorola Solutions, Inc.	12,930	2,083,540

		19,520,760

Construction & Engineering — 0.1%
Jacobs Engineering Group, Inc.	10,303	925,519
Quanta Services, Inc.	10,931	445,001

		1,370,520

Construction Materials — 0.1%
Martin Marietta Materials, Inc.	4,693	1,312,350
Vulcan Materials Co.	9,943	1,431,693

		2,744,043

Consumer Finance — 0.7%
American Express Co.	50,636	6,303,676
Capital One Financial Corp.	35,146	3,616,875
Discover Financial Services	23,656	2,006,502
Synchrony Financial	44,864	1,615,552

		13,542,605

Containers & Packaging — 0.4%
Amcor plc(a)	122,088	1,323,434
Avery Dennison Corp.	6,382	834,893
Ball Corp.	24,955	1,613,840
International Paper Co.	29,776	1,371,185
Packaging Corp. of America	7,172	803,192
Sealed Air Corp.	11,495	457,846
Westrock Co.	19,446	834,428

		7,238,818

Distributors — 0.1%
Genuine Parts Co.	11,072	1,176,178
LKQ Corp.(a)	23,178	827,455

		2,003,633

Diversified Consumer Services — 0.0%
H&R Block, Inc.	15,171	356,215

Diversified Financial Services — 1.7%
Berkshire Hathaway, Inc., Class B(a)	147,613	33,434,345

Diversified Telecommunication Services — 2.1%
AT&T, Inc.	551,273	21,543,749
CenturyLink, Inc.	73,790	974,766
Verizon Communications, Inc.	312,108	19,163,431

		41,681,946

Electric Utilities — 2.0%
Alliant Energy Corp.	18,138	992,511
American Electric Power Co., Inc.(b)	37,331	3,528,153
Duke Energy Corp.	55,017	5,018,100
Edison International	26,868	2,026,116
Entergy Corp.	15,017	1,799,037
Evergy, Inc.	17,199	1,119,483
Eversource Energy	24,324	2,069,243
Exelon Corp.	73,477	3,349,816

Security	Shares	Value

Electric Utilities (continued)
FirstEnergy Corp.	40,825	$1,984,095
NextEra Energy, Inc.	36,886	8,932,314
Pinnacle West Capital Corp.	8,483	762,876
PPL Corp.	54,593	1,958,797
Southern Co. (The)	79,143	5,041,409
Xcel Energy, Inc.	39,415	2,502,458

		41,084,408

Electrical Equipment — 0.5%
AMETEK, Inc.	17,164	1,711,937
Eaton Corp. plc	31,197	2,954,980
Emerson Electric Co.	45,970	3,505,672
Rockwell Automation, Inc.	8,792	1,781,875

		9,954,464

Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	22,325	2,416,235
CDW Corp.	10,878	1,553,814
Corning, Inc.	58,484	1,702,469
FLIR Systems, Inc.	10,135	527,730
IPG Photonics Corp.(a)	2,675	387,661
Keysight Technologies, Inc.(a)	14,099	1,446,980
TE Connectivity Ltd.	25,236	2,418,618
Zebra Technologies Corp., Class A(a)	4,069	1,039,385

		11,492,892

Energy Equipment & Services — 0.4%
Baker Hughes Co.	49,095	1,258,305
Halliburton Co.	65,828	1,610,811
Helmerich & Payne, Inc.	8,466	384,610
National Oilwell Varco, Inc.	29,011	726,726
Schlumberger Ltd.	104,473	4,199,815
TechnipFMC plc	31,416	673,559

		8,853,826

Entertainment — 1.9%
Activision Blizzard, Inc.	57,995	3,446,063
Electronic Arts, Inc.(a)	22,102	2,376,186
Live Nation Entertainment, Inc.(a)	10,634	760,012
Netflix, Inc.(a)	33,073	10,701,431
Take-Two Interactive Software, Inc.(a)	8,507	1,041,512
Walt Disney Co. (The)	136,018	19,672,283

		37,997,487

Equity Real Estate Investment Trusts (REITs) — 2.8%
Alexandria Real Estate Equities, Inc.	8,597	1,389,103
American Tower Corp.	33,427	7,682,193
Apartment Investment & Management Co., Class A	11,264	581,786
AvalonBay Communities, Inc.	10,476	2,196,817
Boston Properties, Inc.	10,805	1,489,577
Crown Castle International Corp.	31,400	4,463,510
Digital Realty Trust, Inc.	15,660	1,875,128
Duke Realty Corp.	27,322	947,254
Equinix, Inc.	6,436	3,756,693
Equity Residential	26,167	2,117,434
Essex Property Trust, Inc.	4,940	1,486,248
Extra Space Storage, Inc.	9,703	1,024,831
Federal Realty Investment Trust	5,200	669,396
Healthpeak Properties, Inc.	37,079	1,278,113
Host Hotels & Resorts, Inc.	55,058	1,021,326
Iron Mountain, Inc.	21,663	690,400
Kimco Realty Corp.	32,243	667,753
Mid-America Apartment Communities, Inc.	8,557	1,128,326
Prologis, Inc.	47,675	4,249,749
Public Storage	11,286	2,403,467
Realty Income Corp.	24,596	1,811,003

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) December 31, 2019	BlackRock S&P 500 Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Regency Centers Corp.	12,645	$797,773
SBA Communications Corp.(a)	8,545	2,059,260
Simon Property Group, Inc.	23,152	3,448,722
SL Green Realty Corp.	6,167	566,624
UDR, Inc.	21,980	1,026,466
Ventas, Inc.	27,903	1,611,119
Vornado Realty Trust	11,891	790,751
Welltower, Inc.	30,461	2,491,101
Weyerhaeuser Co.	56,245	1,698,599

		57,420,522

Food & Staples Retailing — 1.5%
Costco Wholesale Corp.	33,339	9,798,999
Kroger Co. (The)	60,024	1,740,096
Sysco Corp.	38,573	3,299,534
Walgreens Boots Alliance, Inc.	56,579	3,335,898
Walmart, Inc.	107,062	12,723,248

		30,897,775

Food Products — 1.1%
Archer-Daniels-Midland Co.	41,865	1,940,443
Campbell Soup Co.	12,663	625,806
Conagra Brands, Inc.	36,862	1,262,155
General Mills, Inc.	45,362	2,429,589
Hershey Co. (The)	11,161	1,640,444
Hormel Foods Corp.(b)	20,953	945,190
JM Smucker Co. (The)	8,502	885,313
Kellogg Co.	18,652	1,289,972
Kraft Heinz Co. (The)	46,880	1,506,254
Lamb Weston Holdings, Inc.	10,878	935,834
McCormick & Co., Inc. (Non-Voting)	9,266	1,572,718
Mondelez International, Inc., Class A	108,400	5,970,672
Tyson Foods, Inc., Class A	22,118	2,013,623

		23,018,013

Gas Utilities — 0.0%
Atmos Energy Corp.	8,894	994,883

Health Care Equipment & Supplies — 3.6%
Abbott Laboratories	133,377	11,585,126
ABIOMED, Inc.(a)	3,446	587,853
Align Technology, Inc.(a)	5,452	1,521,326
Baxter International, Inc.	38,376	3,209,001
Becton Dickinson and Co.	20,410	5,550,908
Boston Scientific Corp.(a)	105,185	4,756,466
Cooper Cos., Inc. (The)	3,701	1,189,094
Danaher Corp.	47,990	7,365,505
Dentsply Sirona, Inc.	16,912	957,050
Edwards Lifesciences Corp.(a)	15,740	3,671,985
Hologic, Inc.(a)	20,075	1,048,116
IDEXX Laboratories, Inc.(a)	6,499	1,697,084
Intuitive Surgical, Inc.(a)	8,722	5,156,010
Medtronic plc	101,152	11,475,695
ResMed, Inc.	10,799	1,673,521
STERIS plc	6,398	975,183
Stryker Corp.	24,299	5,101,332
Teleflex, Inc.	3,469	1,305,870
Varian Medical Systems, Inc.(a)	6,894	979,017
Zimmer Biomet Holdings, Inc.	15,549	2,327,374

		72,133,516

Health Care Providers & Services — 2.9%
AmerisourceBergen Corp.	11,477	975,775
Anthem, Inc.	19,135	5,779,344
Cardinal Health, Inc.	22,273	1,126,568
Centene Corp.(a)	31,233	1,963,619
Cigna Corp.	28,181	5,762,733

Security	Shares	Value

Health Care Providers & Services (continued)
CVS Health Corp.	98,177	$7,293,569
DaVita, Inc.(a)	6,824	512,005
HCA Healthcare, Inc.	19,992	2,955,018
Henry Schein, Inc.(a)	11,134	742,860
Humana, Inc.	9,994	3,663,001
Laboratory Corp. of America Holdings(a)	7,398	1,251,520
McKesson Corp.	13,598	1,880,875
Quest Diagnostics, Inc.	10,061	1,074,414
UnitedHealth Group, Inc.	71,497	21,018,688
Universal Health Services, Inc., Class B	6,114	877,114
WellCare Health Plans, Inc.(a)	3,814	1,259,421

		58,136,524

Health Care Technology — 0.1%
Cerner Corp.	23,932	1,756,369

Hotels, Restaurants & Leisure — 1.9%
Carnival Corp.	30,097	1,529,830
Chipotle Mexican Grill, Inc.(a)	1,928	1,613,948
Darden Restaurants, Inc.	9,190	1,001,802
Hilton Worldwide Holdings, Inc.	21,293	2,361,607
Las Vegas Sands Corp.	25,365	1,751,200
Marriott International, Inc., Class A(b)	20,548	3,111,584
McDonald’s Corp.	56,832	11,230,571
MGM Resorts International(b)	38,863	1,292,972
Norwegian Cruise Line Holdings Ltd.(a)	16,206	946,592
Royal Caribbean Cruises Ltd.	12,988	1,734,028
Starbucks Corp.	89,124	7,835,782
Wynn Resorts Ltd.	7,275	1,010,279
Yum! Brands, Inc.	22,849	2,301,580

		37,721,775

Household Durables — 0.4%
DR Horton, Inc.	25,159	1,327,137
Garmin Ltd.	10,785	1,052,185
Leggett & Platt, Inc.	9,772	496,711
Lennar Corp., Class A(b)	21,121	1,178,341
Mohawk Industries, Inc.(a)	4,469	609,482
Newell Brands, Inc.	29,156	560,378
NVR, Inc.(a)	261	993,995
PulteGroup, Inc.	19,534	757,919
Whirlpool Corp.	4,788	706,374

		7,682,522

Household Products — 1.7%
Church & Dwight Co., Inc.	18,573	1,306,425
Clorox Co. (The)	9,401	1,443,429
Colgate-Palmolive Co.	64,493	4,439,698
Kimberly-Clark Corp.	25,872	3,558,694
Procter & Gamble Co. (The)	188,112	23,495,189

		34,243,435

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	50,318	1,001,328
NRG Energy, Inc.	18,973	754,177

		1,755,505

Industrial Conglomerates — 1.4%
3M Co.	43,396	7,655,922
General Electric Co.	659,079	7,355,322
Honeywell International, Inc.	53,922	9,544,194
Roper Technologies, Inc.	7,817	2,769,016

		27,324,454

Insurance — 2.3%
Aflac, Inc.	55,651	2,943,938
Allstate Corp. (The)	24,447	2,749,065

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock S&P 500 Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
American International Group, Inc.	65,387	$3,356,315
Aon plc	17,727	3,692,357
Arthur J Gallagher & Co.	13,991	1,332,363
Assurant, Inc.	4,592	601,919
Chubb Ltd.	34,257	5,332,445
Cincinnati Financial Corp.	11,406	1,199,341
Everest Re Group Ltd.	3,088	854,882
Globe Life, Inc.	7,646	804,742
Hartford Financial Services Group, Inc. (The)	27,179	1,651,668
Lincoln National Corp.	15,183	895,949
Loews Corp.	19,637	1,030,746
Marsh & McLennan Cos., Inc.	38,057	4,239,930
MetLife, Inc.	58,990	3,006,720
Principal Financial Group, Inc.	19,679	1,082,345
Progressive Corp. (The)	43,946	3,181,251
Prudential Financial, Inc.	30,217	2,832,542
Travelers Cos., Inc. (The)	19,572	2,680,385
Unum Group	15,742	459,037
Willis Towers Watson plc	9,696	1,958,010
WR Berkley Corp.	10,965	757,681

		46,643,631

Interactive Media & Services — 4.9%(a)
Alphabet, Inc., Class A(b)	22,611	30,284,947
Alphabet, Inc., Class C	22,556	30,157,823
Facebook, Inc., Class A	181,604	37,274,221
Twitter, Inc.	58,750	1,882,938

		99,599,929

Internet & Direct Marketing Retail — 3.4%
Amazon.com, Inc.(a)	31,429	58,075,763
Booking Holdings, Inc.(a)	3,159	6,487,733
eBay, Inc.	57,709	2,083,872
Expedia Group, Inc.	10,542	1,140,012

		67,787,380

IT Services — 5.4%
Accenture plc, Class A	47,891	10,084,408
Akamai Technologies, Inc.(a)	12,195	1,053,404
Alliance Data Systems Corp.	3,065	343,893
Automatic Data Processing, Inc.	32,618	5,561,369
Broadridge Financial Solutions, Inc.	8,635	1,066,768
Cognizant Technology Solutions Corp., Class A	41,513	2,574,636
DXC Technology Co.	19,633	738,005
Fidelity National Information Services, Inc.	46,381	6,451,133
Fiserv, Inc.(a)	43,099	4,983,537
FleetCor Technologies, Inc.(a)	6,549	1,884,278
Gartner, Inc.(a)	6,821	1,051,116
Global Payments, Inc.	22,681	4,140,643
International Business Machines Corp.	66,835	8,958,563
Jack Henry & Associates, Inc.	5,861	853,772
Leidos Holdings, Inc.	10,246	1,002,981
Mastercard, Inc., Class A	66,993	20,003,440
Paychex, Inc.	23,964	2,038,378
PayPal Holdings, Inc.(a)	88,629	9,586,999
VeriSign, Inc.(a)	7,790	1,500,977
Visa, Inc., Class A	129,184	24,273,674
Western Union Co. (The)(b)	32,130	860,442

		109,012,416

Leisure Products — 0.1%
Hasbro, Inc.	9,603	1,014,173

Life Sciences Tools & Services — 1.0%
Agilent Technologies, Inc.	23,261	1,984,396
Illumina, Inc.(a)	11,049	3,665,395
IQVIA Holdings, Inc.(a)	13,694	2,115,860

Security	Shares	Value

Life Sciences Tools & Services (continued)
Mettler-Toledo International, Inc.(a)	1,838	$1,458,049
PerkinElmer, Inc.	8,381	813,795
Thermo Fisher Scientific, Inc.	30,261	9,830,891
Waters Corp.(a)	4,863	1,136,240

		21,004,626

Machinery — 1.6%
Caterpillar, Inc.	41,706	6,159,142
Cummins, Inc.	11,562	2,069,136
Deere & Co.	23,784	4,120,816
Dover Corp.	11,035	1,271,894
Flowserve Corp.	9,988	497,103
Fortive Corp.	22,285	1,702,351
IDEX Corp.	5,676	976,272
Illinois Tool Works, Inc.	22,126	3,974,493
Ingersoll-Rand plc	18,158	2,413,561
PACCAR, Inc.	26,010	2,057,391
Parker-Hannifin Corp.	9,713	1,999,130
Pentair plc	12,685	581,861
Snap-on, Inc.	4,176	707,414
Stanley Black & Decker, Inc.	11,467	1,900,541
Westinghouse Air Brake Technologies Corp.	13,587	1,057,069
Xylem, Inc.	13,641	1,074,774

		32,562,948

Media — 1.4%
Charter Communications, Inc., Class A(a)	11,832	5,739,466
Comcast Corp., Class A	342,597	15,406,587
Discovery, Inc., Class A(a)	11,915	390,097
Discovery, Inc., Class C(a)	25,312	771,763
DISH Network Corp., Class A(a)	18,867	669,212
Fox Corp., Class A(a)	26,959	999,370
Fox Corp., Class B(a)	12,220	444,808
Interpublic Group of Cos., Inc. (The)	29,016	670,270
News Corp., Class A	29,323	414,627
News Corp., Class B	8,848	128,385
Omnicom Group, Inc.(b)	16,488	1,335,858
ViacomCBS, Inc.	40,528	1,700,960

		28,671,403

Metals & Mining — 0.3%
Freeport-McMoRan, Inc.	109,974	1,442,859
Newmont GoldCorp.Corp.	61,586	2,675,912
Nucor Corp.	22,787	1,282,452

		5,401,223

Multiline Retail — 0.5%
Dollar General Corp.	19,323	3,014,001
Dollar Tree, Inc.(a)	17,876	1,681,238
Kohl’s Corp.	11,838	603,146
Macy’s, Inc.(b)	23,166	393,822
Nordstrom, Inc.	8,075	330,510
Target Corp.	38,241	4,902,879

		10,925,596

Multi-Utilities — 1.1%
Ameren Corp.	18,476	1,418,957
CenterPoint Energy, Inc.	37,576	1,024,698
CMS Energy Corp.	21,331	1,340,440
Consolidated Edison, Inc.	24,926	2,255,055
Dominion Energy, Inc.	62,115	5,144,364
DTE Energy Co.	14,497	1,882,725
NiSource, Inc.	28,198	785,032
Public Service Enterprise Group, Inc.	37,972	2,242,247
Sempra Energy	21,273	3,222,434

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) December 31, 2019	BlackRock S&P 500 Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Multi-Utilities (continued)
WEC Energy Group, Inc.	23,834	$2,198,210

		21,514,162

Oil, Gas & Consumable Fuels — 3.9%
Apache Corp.(b)	28,371	726,014
Cabot Oil & Gas Corp.	30,978	539,327
Chevron Corp.	142,696	17,196,295
Cimarex Energy Co.	7,854	412,257
Concho Resources, Inc.	15,232	1,333,866
ConocoPhillips	82,806	5,384,874
Devon Energy Corp.	29,205	758,454
Diamondback Energy, Inc.(b)	12,191	1,132,056
EOG Resources, Inc.	43,903	3,677,315
Exxon Mobil Corp.	319,301	22,280,824
Hess Corp.	19,416	1,297,183
HollyFrontier Corp.	11,298	572,922
Kinder Morgan, Inc.	146,338	3,097,975
Marathon Oil Corp.	60,078	815,859
Marathon Petroleum Corp.	49,001	2,952,310
Noble Energy, Inc.	35,921	892,278
Occidental Petroleum Corp.	67,234	2,770,713
ONEOK, Inc.	31,222	2,362,569
Phillips 66	33,534	3,736,023
Pioneer Natural Resources Co.	12,564	1,901,813
Valero Energy Corp.	31,149	2,917,104
Williams Cos., Inc. (The)	91,103	2,160,963

		78,918,994

Personal Products — 0.2%(b)
Coty, Inc., Class A	21,879	246,139
Estee Lauder Cos., Inc. (The), Class A	16,795	3,468,839

		3,714,978

Pharmaceuticals — 4.6%
Allergan plc.	24,773	4,735,854
Bristol-Myers Squibb Co.	176,904	11,355,468
Eli Lilly & Co.	63,859	8,392,988
Johnson & Johnson	198,615	28,971,970
Merck & Co., Inc.	192,133	17,474,496
Mylan NV(a)	38,859	781,066
Perrigo Co. plc	10,272	530,652
Pfizer, Inc.	417,633	16,362,861
Zoetis, Inc.	35,896	4,750,836

		93,356,191

Professional Services — 0.3%
Equifax, Inc.	9,086	1,273,130
IHS Markit Ltd.(a)	30,149	2,271,727
Nielsen Holdings plc	26,633	540,650
Robert Half International, Inc.(b)	8,840	558,246
Verisk Analytics, Inc.	12,381	1,848,979

		6,492,732

Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A(a)	25,281	1,549,472

Road & Rail — 1.0%
CSX Corp.	58,684	4,246,374
JB Hunt Transport Services, Inc.	6,411	748,677
Kansas City Southern	7,527	1,152,835
Norfolk Southern Corp.	19,677	3,819,896
Old Dominion Freight Line, Inc.	4,849	920,243
Union Pacific Corp.	52,388	9,471,227

		20,359,252

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 4.2%
Advanced Micro Devices, Inc.(a)	84,040	$3,854,074
Analog Devices, Inc.	27,767	3,299,830
Applied Materials, Inc.	69,768	4,258,639
Broadcom, Inc.	29,922	9,455,950
Intel Corp.	328,273	19,647,139
KLA Corp.	11,971	2,132,873
Lam Research Corp.	10,948	3,201,195
Maxim Integrated Products, Inc.	20,378	1,253,451
Microchip Technology, Inc.	17,893	1,873,755
Micron Technology, Inc.(a)	83,544	4,492,996
NVIDIA Corp.	46,185	10,867,331
Qorvo, Inc.(a)	8,927	1,037,585
QUALCOMM, Inc.	86,169	7,602,691
Skyworks Solutions, Inc.	12,906	1,560,077
Texas Instruments, Inc.	70,543	9,049,962
Xilinx, Inc.	18,932	1,850,982

		85,438,530

Software — 7.1%
Adobe, Inc.(a)	36,488	12,034,107
ANSYS, Inc.(a)	6,458	1,662,354
Autodesk, Inc.(a)	16,615	3,048,188
Cadence Design Systems, Inc.(a)	21,058	1,460,583
Citrix Systems, Inc.	9,299	1,031,259
Fortinet, Inc.(a)(b)	10,724	1,144,894
Intuit, Inc.	19,644	5,145,353
Microsoft Corp.	575,709	90,789,309
NortonLifeLock, Inc.	43,333	1,105,858
Oracle Corp.	163,492	8,661,806
salesforce.com, Inc.(a)	66,938	10,886,797
ServiceNow, Inc.(a)	14,233	4,018,261
Synopsys, Inc.(a)	11,296	1,572,403

		142,561,172

Specialty Retail — 2.3%
Advance Auto Parts, Inc.	5,227	837,156
AutoZone, Inc.(a)	1,798	2,141,975
Best Buy Co., Inc.	17,185	1,508,843
CarMax, Inc.(a)	12,414	1,088,335
Gap, Inc. (The)	16,428	290,447
Home Depot, Inc. (The)	82,318	17,976,605
L Brands, Inc.	17,174	311,193
Lowe’s Cos., Inc.	57,842	6,927,158
O’Reilly Automotive, Inc.(a)	5,751	2,520,433
Ross Stores, Inc.	27,413	3,191,422
Tiffany & Co.	8,148	1,088,980
TJX Cos., Inc. (The)	91,514	5,587,845
Tractor Supply Co.	9,084	848,809
Ulta Beauty, Inc.(a)	4,314	1,092,046

		45,411,247

Technology Hardware, Storage & Peripherals — 5.0%
Apple, Inc.	315,193	92,556,423
Hewlett Packard Enterprise Co.	97,737	1,550,109
HP, Inc.	111,147	2,284,071
NetApp, Inc.	17,223	1,072,132
Seagate Technology plc	17,688	1,052,436
Western Digital Corp.	22,355	1,418,872
Xerox Holdings Corp.	14,136	521,194

		100,455,237

Textiles, Apparel & Luxury Goods — 0.7%
Capri Holdings Ltd.(a)	11,219	428,005
Hanesbrands, Inc.	27,791	412,696
NIKE, Inc., Class B	94,097	9,532,967
PVH Corp.	5,590	587,789

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock S&P 500 Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Ralph Lauren Corp.	3,898	$456,924
Tapestry, Inc.	20,824	561,623
Under Armour, Inc., Class A(a)	14,210	306,936
Under Armour, Inc., Class C(a)	14,754	282,982
VF Corp.	24,755	2,467,083

		15,037,005

Tobacco — 0.8%
Altria Group, Inc.	140,978	7,036,212
Philip Morris International, Inc.	117,414	9,990,757

		17,026,969

Trading Companies & Distributors — 0.2%
Fastenal Co.	43,257	1,598,346
United Rentals, Inc.(a)	5,672	945,919
WW Grainger, Inc.	3,340	1,130,657

		3,674,922

Water Utilities — 0.1%
American Water Works Co., Inc.	13,579	1,668,180

Security	Shares	Value

Wireless Telecommunication Services — 0.1%
T-Mobile US, Inc.(a)	23,905	$1,874,630

Total Common Stocks — 100.1% (Cost: $897,553,641)		2,019,364,408

Total Long-Term Investments — 100.1% (Cost: $897,553,641)		2,019,364,408

Short-Term Securities — 1.0%(c)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.51%*	5,870,713	5,870,713
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Class, 1.41%	922	922
SL Liquidity Series, LLC, Money Market Series, 1.80%(d)*	13,801,434	13,804,194

Total Short-Term Securities — 1.0% (Cost: $19,675,829)		19,675,829

Total Investments — 101.1% (Cost: $917,229,470)		2,039,040,237

Liabilities in Excess of Other Assets — (1.1)%		(22,646,236)

Net Assets — 100.0%		$2,016,394,001

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.
*

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 12/31/18	Shares Purchased	Shares Sold	Shares Held at 12/31/19	Value at 12/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	15,713,324	—	(9,842,611)	5,870,713	$5,870,713	$218,492		$33	$—
SL Liquidity Series, LLC, Money Market Series(b)	31,575,620	—	(17,774,186)	13,801,434	13,804,194	141,097	(c)	9,168	972
BlackRock, Inc.	9,976	185	(1,262)	8,899	4,473,527	123,809		310,128	725,468

					$24,148,434	$483,398		$319,329	$726,440

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) December 31, 2019	BlackRock S&P 500 Index V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	47	03/20/20	$7,593	$131,063

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$131,063	$—	$—	$—	$131,063

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended December 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$3,277,434	$—	$—	$—	$3,277,434

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	(42,107)	—	—	—	(42,107)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$12,040,493

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock S&P 500 Index V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments (a)	$2,019,364,408	$—	$—	$2,019,364,408
Short-Term Securities	5,871,635	—	—	5,871,635

Subtotal	$2,025,236,043	$—	$—	$2,025,236,043

Investments valued at NAV (b)				13,804,194

Total Investments				$2,039,040,237

Derivative Financial Instruments (c)
Assets:
Equity contracts	$131,063	$—	$—	$131,063

(a)	See above Schedule of Investments for values in each industry.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	13

Statement of Assets and Liabilities

December 31, 2019

BlackRock S&P 500 Index V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $13,546,297) (cost — $895,667,767)	$2,014,891,803
Investments at value — affiliated (cost — $21,561,703)	24,148,434
Cash	2,705
Cash pledged for futures contracts	389,000
Receivables:
Securities lending income — affiliated	18,360
Capital shares sold	575,463
Dividends — affiliated	12,786
Dividends — unaffiliated	2,052,119
Variation margin on futures contracts	13,751
Prepaid expenses	29,107

Total assets	2,042,133,528

LIABILITIES
Cash collateral on securities loaned at value	13,791,364
Payables:
Capital shares redeemed	11,362,371
Distribution fees	59,757
Investment advisory fees	118,088
Directors’ and Officer’s fees	5,292
Other affiliates	11,741
Other accrued expenses	390,914

Total liabilities	25,739,527

NET ASSETS	$2,016,394,001

NET ASSETS CONSIST OF
Paid-in capital	$904,368,854
Accumulated earnings	1,112,025,147

NET ASSETS	$2,016,394,001

NET ASSET VALUE
Class I — Based on net assets of $1,709,702,751 and 68,545,551 shares outstanding, 300 million shares authorized, $0.10 par value	$24.94

Class II — Based on net assets of $7,979,051 and 323,103 shares outstanding, 100 million shares authorized, $0.10 par value	$24.70

Class III — Based on net assets of $298,712,199 and 12,091,309 shares outstanding, 100 million shares authorized, $0.10 par value	$24.70

See notes to financial statements.

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended December 31, 2019

BlackRock S&P 500 Index V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$342,301
Dividends — unaffiliated	38,793,713
Securities lending income — affiliated — net	141,097

Total investment income	39,277,111

EXPENSES
Investment advisory	1,346,079
Transfer agent — class specific	1,063,270
Distribution — class specific	832,209
Printing	250,611
Accounting services	178,687
Professional	141,763
Directors and Officer	36,331
Custodian	33,809
Transfer agent	7,047
Offering	2,383
Registration	1,131
Miscellaneous	12,356

Total expenses	3,905,676
Less:
Fees waived and/or reimbursed by the Manager	(9,582)
Transfer agent fees waived and/or reimbursed — class specific	(291,024)

Total expenses after fees waived and/or reimbursed	3,605,070

Net investment income	35,672,041

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments — affiliated	319,296
Investments — unaffiliated	112,750,572
Capital gain distributions from investment companies — affiliated	33
Futures contracts	3,277,434

116,347,335

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	726,440
Investments — unaffiliated	363,562,314
Futures contracts	(42,107)

364,246,647

Net realized and unrealized gain	480,593,982

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$516,266,023

See notes to financial statements.

FINANCIAL STATEMENTS	15

Statements of Changes in Net Assets

	BlackRock S&P 500 Index V.I. Fund
	Year Ended December 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$35,672,041	$19,836,104
Net realized gain	116,347,335	98,306,729
Net change in unrealized appreciation (depreciation)	364,246,647	(206,841,447)

Net increase (decrease) in net assets resulting from operations	516,266,023	(88,698,614)

DISTRIBUTIONS TO SHAREHOLDERS (a)
Class I	(125,146,552)	(80,579,932)
Class II	(560,971)	(251,963)
Class III	(22,916,318)	(18,332,689)

Decrease in net assets resulting from distributions to shareholders	(148,623,841)	(99,164,584)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(87,585,794)	1,704,609,344

NET ASSETS

Total increase in net assets	280,056,388	1,516,746,146
Beginning of year	1,736,337,613	219,591,467

End of year	$2,016,394,001	$1,736,337,613

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock S&P 500 Index V.I. Fund
	Class I
	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$20.50	$22.82	$19.90	$19.08	$20.63

Net investment income (a)	0.45	0.44	0.37	0.37	0.37
Net realized and unrealized gain (loss)	5.94	(1.51)	3.91	1.85	(0.14)

Net increase (decrease) from investment operations	6.39	(1.07)	4.28	2.22	0.23

Distributions (b)
From net investment income	(0.54)	(0.25)	(0.39)	(0.38)	(0.42)
From net realized gain	(1.41)	(1.00)	(0.97)	(1.02)	(1.36)

Total distributions	(1.95)	(1.25)	(1.36)	(1.40)	(1.78)

Net asset value, end of year	$24.94	$20.50	$22.82	$19.90	$19.08

Total Return (c)

Based on net asset value	31.34%	(4.61)%	21.50%	11.60%	1.05%

Ratios to Average Net Assets
Total expenses	0.15%	0.19%(d)	0.46%	0.46%	0.46%

Total expenses after fees waived and/or reimbursed	0.14%	0.16%(d)	0.30%	0.31%	0.31%

Net investment income	1.90%	1.88%	1.68%	1.87%	1.76%

Supplemental Data
Net assets, end of year (000)	$1,709,703	$1,412,400	$216,251	$195,261	$187,048

Portfolio turnover rate	3%	5%	3%	4%	4%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.18% and 0.15%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	17

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock S&P 500 Index V.I. Fund
	Class II
	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$20.32	$22.63	$19.75	$18.94	$20.49

Net investment income (a)	0.41	0.38	0.34	0.33	0.33
Net realized and unrealized gain (loss)	5.89	(1.47)	3.87	1.85	(0.13)

Net increase (decrease) from investment operations	6.30	(1.09)	4.21	2.18	0.20

Distributions (b)
From net investment income	(0.51)	(0.22)	(0.36)	(0.35)	(0.39)
From net realized gain	(1.41)	(1.00)	(0.97)	(1.02)	(1.36)

Total distributions	(1.92)	(1.22)	(1.33)	(1.37)	(1.75)

Net asset value, end of year	$24.70	$20.32	$22.63	$19.75	$18.94

Total Return (c)

Based on net asset value	31.17%	(4.74)%	21.31%	11.47%	0.89%

Ratios to Average Net Assets
Total expenses	0.31%	0.40%(d)	0.60%	0.62%	0.61%

Total expenses after fees waived and/or reimbursed	0.30%	0.33%(d)	0.45%	0.46%	0.46%

Net investment income	1.74%	1.64%	1.54%	1.71%	1.61%

Supplemental Data
Net assets, end of year (000)	$7,979	$4,485	$3,340	$2,298	$1,780

Portfolio turnover rate	3%	5%	3%	4%	4%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.39% and 0.33%, respectively.

See notes to financial statements.

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock S&P 500 Index V.I. Fund

	Class III
	Year Ended 12/31/2019	Period from 02/14/18 (a) to 12/31/18

Net asset value, beginning of period	$20.32	$22.88

Net investment income (b)	0.39	0.34
Net realized and unrealized gain (loss)	5.87	(1.69)

Net increase (decrease) from investment operations	6.26	(1.35)

Distributions (c)
From net investment income	(0.47)	(0.21)
From net realized gain	(1.41)	(1.00)

Total distributions	(1.88)	(1.21)

Net asset value, end of period	$24.70	$20.32

Total Return (d)
Based on net asset value	30.97%	(5.82)%(e)

Ratios to Average Net Assets
Total expenses	0.44%	0.38%(f)(g)

Total expenses after fees waived and/or reimbursed	0.40%	0.36%(f)(g)

Net investment income	1.65%	1.64%(f)

Supplemental Data
Net assets, end of period (000)	$298,712	$319,453

Portfolio turnover rate	3%	5%(h)

(a)	Recommencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.37% and 0.35%, respectively.

(h)	Portfolio turnover rate is representative of the Fund for the entire year.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	19

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock S&P 500 Index V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares recommenced operations on February 14, 2018.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Prior Year Reorganizations: The Board of Directors of the Company (the “Board”), the Board of the HIMCO Variable Insurance Trust and shareholders of the HIMCO VIT Index Fund (the “HIMCO Fund”) approved the reorganization of the HIMCO Fund into the Fund. As a result, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the HIMCO Fund in exchange for an equal aggregate value of newly-issued Class I and Class III Shares of the Fund.

Each shareholder of the HIMCO Fund received shares of the Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s HIMCO Fund shares, as determined at the close of business on April 20, 2018, less the costs of the HIMCO Fund’s reorganization.

The HIMCO reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amounts and at the following conversion ratios:

HIMCO Fund’s Share Class	Shares Prior to HIMCO Reorganization	Conversion Ratio	S&P 500 Index V.I. Fund’s Share Class	Shares of S&P 500 Index V.I. Fund
Class IA	17,179,594	1.83129659	Class I	31,460,932
Class IB	9,244,848	1.81412014	Class III	16,771,265

The HIMCO Fund’s net assets and composition of net assets on April 20, 2018, the valuation date of the HIMCO reorganization were as follows:

HIMCO Fund	Net Assets	Paid-In Capital	Accumulated earnings
HIMCO VIT Index Fund	$1,100,925,673	$552,473,484	$548,452,189

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the HIMCO Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the Fund before the HIMCO reorganization were $221,043,512. The aggregate net assets of the Fund immediately after the HIMCO reorganization amounted to $1,321,969,185. The HIMCO Fund’s fair value and cost of investments prior to the HIMCO reorganization were as follows:

HIMCO Fund	Fair Value of Investments	Cost of Investments
HIMCO VIT Index Fund	$1,091,642,970	$514,211,227

The purpose of the transaction was to combine the assets of the HIMCO Fund with the assets of the Fund. The HIMCO reorganization was a tax-free event and closed on April 23, 2018.

Assuming the reorganization had been completed on January 1, 2018, the beginning of the fiscal reporting period of the Fund, the pro forma results of operations for the year ended December 31, 2018, are as follows:

•	Net investment income: $25,009,801

•	Net realized and change in unrealized loss on investments: $(108,025,468)

•	Net decrease in net assets resulting from operations: $(83,015,667)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the HIMCO Fund that have been included in the Fund’s Statement of Operations since April 23, 2018.

The Board, the Board of Trustees of State Farm Variable Product Trust and shareholders of the State Farm Large Cap Equity Index Fund (the “State Farm Fund”) approved the reorganization of the State Farm Fund into the Fund. As a result, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the State Farm Fund in exchange for an equal aggregate value of newly-issued Class I Shares of the Fund.

Each shareholder of the State Farm Fund received shares of the Fund in an amount equal to the aggregate NAV of such shareholder’s State Farm Fund shares, as determined at the close of business on October 26, 2018, less the costs of the State Farm Fund’s reorganization.

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

The State Farm reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amount and at the following conversion ratio:

State Farm Fund	Shares Prior to State Farm Reorganization	Conversion Ratio	S&P 500 Index V.I. Fund’s Share Class	Shares of S&P 500 Index V.I. Fund
State Farm Large Cap Equity Index Fund	31,060,082	0.87209818	Class I	27,087,441

The State Farm Fund’s net assets and composition of net assets on October 26, 2018, the valuation date of the State Farm reorganization were as follows:

State Farm Fund	Net Assets	Paid-In Capital	Accumulated earnings
State Farm Large Cap Equity Index Fund	$622,154,676	$387,022,240	$235,132,436

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the State Farm Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
The net assets of the Fund before the State Farm reorganization were $1,244,306,961. The aggregate net assets of the Fund immediately after the State Farm reorganization amounted to $1,866,461,637. The State Farm Fund’s fair value and cost of investments prior to the State Farm reorganization were as follows:

State Farm Fund	Fair Value of Investments	Cost of Investments
State Farm Large Cap Equity Index Fund	$617,866,688	$382,357,766

The purpose of the transaction was to combine the assets of the State Farm Fund with the assets of the Fund. The State Farm reorganization was a tax-free event and closed on October 29, 2018.

Assuming the reorganization had been completed on January 1, 2018, the beginning of the fiscal reporting period of the Fund, the pro forma results of operations for the year ended December 31, 2018, are as follows:

•	Net investment income: $29,919,446

•	Net realized and change in unrealized loss on investments: $(105,351,557)

•	Net decrease in net assets resulting from operations: $(75,432,111)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the State Farm Fund that have been included in the Fund’s Statement of Operations since October 29, 2018.

State Farm Reorganization costs incurred by the Fund in connection with the State Farm Reorganization were expensed by the Fund.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (continued)

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2019, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$8,422,525	$(8,422,525)	$—
Credit Suisse Securities (USA) LLC	2,469,500	(2,469,500)	—
Deutsche Bank Securities, Inc.	40,560	(40,560)	—
Fidelity Investments	819,168	(819,168)	—
JP Morgan Securities LLC	991,144	(991,144)	—
UBS Securities LLC	803,400	(803,400)	—

	$13,546,297	$(13,546,297)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements   (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.07% of the average daily value of the Fund’s net assets.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Distribution Fees

Class II	0.15%
Class III	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder distribution services to the Fund. The ongoing distribution fee compensates BRIL and each broker-dealer for providing shareholder distribution related services to shareholders.

For the year ended December 31, 2019, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

Distribution Fees
Class II	$9,328
Class III	822,881
$832,209

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent — class specific. For the year ended December 31, 2019, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the year ended December 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	$767,165
Class II	3,273
Class III	292,832
$1,063,270

Expense Limitations, Waivers and Reimbursements: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2019, the amount waived was $7,596.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of directors who are not “interested persons” of the Company, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

For the year ended December 31, 2019, the Fund reimbursed the Manager $25,394 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse certain transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.05%
Class II	0.05
Class III	0.05

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the year ended December 31, 2019, class specific expense waivers and/or reimbursements are as follows:

Transfer Agent Fees Waived and/or Reimbursed
Class I	$ 25,531
Class II	170
Class III	128,750
$ 154,451

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	0.15%
Class II	0.30
Class III	0.40

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2019, the Manager waived and/or reimbursed $1,986 and $136,573 which is included in fees waived and/or reimbursed by the Manager and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 73.5% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2019, the Fund paid BIM $38,117 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2019, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements  (continued)

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2019, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$27,512,043
Sales	16,389,764
Net Realized Gain	4,544,039

7.	PURCHASES AND SALES

For the year ended December 31, 2019, purchases and sales of investments, excluding short-term securities, were $60,441,045 and $243,062,418, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to non-deductible expenses were reclassified to the following accounts:

Paid-in capital	$(2,383)
Accumulated earnings	2,383

The tax character of distributions paid was as follows:

	12/31/19	12/31/18
Ordinary income	$41,329,910	$19,423,791
Long-term capital gains	107,293,931	79,740,793

	$148,623,841	$99,164,584

As of period end, the tax components of accumulated earnings were as follows:

Undistributed ordinary income	$1,056,795
Undistributed long-term capital gains	22,106,037
Net unrealized gains (a)	1,088,862,315

$1,112,025,147

(a)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/ losses on certain futures contracts and the classification of investments.

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$950,679,922

Gross unrealized appreciation	$1,132,188,586
Gross unrealized depreciation	(43,828,271)

Net unrealized appreciation	$1,088,360,315

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2019, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/19		Year Ended 12/31/18(a)

	Shares	Amount	Shares	Amount
Class I
Shares sold	1,571,214	$37,804,049	1,629,081	$38,154,514
Shares issued in reinvestment of distributions	5,083,222	125,146,552	3,984,526	80,579,932
Shares issued in reorganization	—	—	58,548,373	1,342,478,516
Shares redeemed	(7,000,707)	(166,873,004)	(4,748,491)	(111,807,406)

Net increase (decrease)	(346,271)	$(3,922,403)	59,413,489	$1,349,405,556

Class II
Shares sold	120,266	$2,879,041	104,448	$2,472,635
Shares issued in reinvestment of distributions	23,010	560,971	12,559	251,963
Shares redeemed	(40,875)	(974,894)	(43,947)	(1,018,068)

Net increase	102,401	$2,465,118	73,060	$1,706,530

Class III
Shares sold	623,581	$14,636,589	749,247	$17,376,769
Shares issued in reinvestment of distributions	939,775	22,915,074	912,793	18,332,584
Shares issued in reorganization	—	—	16,771,265	380,601,833
Shares redeemed	(5,195,235)	(123,680,172)	(2,710,117)	(62,813,928)

Net increase (decrease)	(3,631,879)	$(86,128,509)	15,723,188	$353,497,258

Total Net Increase (Decrease)	(3,875,749)	$(87,585,794)	75,209,737	$1,704,609,344

(a)	Period February 14, 2018 (recommencement of operations) to December 31, 2018 for Class III.

As of December 31, 2019, BlackRock Financial Management, Inc, an affiliate of the Fund, owned 437 Class III shares of BlackRock S&P 500 Index V.I. Fund.

12. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock S&P 500 Index V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock S&P 500 Index V.I. Fund of BlackRock Variable Series Funds, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29

Glossary of Terms Used in this Report

Portfolio Abbreviations

MSCI	Morgan Stanley Capital International

S&P	Standard & Poor’s

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

DECEMBER 31, 2019

2019 Annual Report

BlackRock Variable Series Funds, Inc.

•	BlackRock Small Cap Index V.I. Fund

Not FDIC Insured - May Lose Value - No Bank Guarantee

Fund Summary as of December 31, 2019	BlackRock Small Cap Index V.I. Fund

Investment Objective

BlackRock Small Cap Index V.I. Fund’s (the “Fund”) investment objective is to seek to match the performance of the Russell 2000® Index (the “Russell 2000” or the “Underlying Index”) as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2019, the Fund’s Class I Shares returned 25.40%. The Russell 2000® Index returned 25.52% for the same period. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Describe the market environment.

All eleven of the Global Industry Classification Standard sectors advanced in the first quarter of 2019 as positive headlines regarding Sino-American trade negotiations, relatively strong corporate earnings growth, and the Fed’s dovish pivot helped investor sentiment recover from steep losses in the fourth quarter of 2018. The technology sector outperformed with real estate the second best-performing sector as a decline in interest rates throughout the quarter drove demand for bond proxies. Health care shares underperformed as political risks weighed on sentiment, but still posted a respectable gain.

In its January 2019 announcement, the Fed indicated that it would refrain from interest rate hikes for the foreseeable future, with a dovish assessment of U.S. economic conditions and transparency around balance sheet normalization. This reduced market-based expectations of interest rate hikes, serving as a boon for both equities and bonds. Less optimism was evident in the U.S. rates market. The pause in interest rate hiking by the Fed coupled with lowered forecasts for growth drove investors into longer-duration government bonds.

The prospect of an easier monetary policy buoyed equities broadly in the second quarter of 2019. At the June Federal Open Market Committee announcement, Fed Chair Jerome Powell noted that should trade tensions weigh on the committee’s economic outlook or should the shortfall of inflation from the target rate persist longer than expected, the Fed would provide more accommodation to sustain the expansion.

Trade tensions were a source of intra-quarter volatility. In May, President Trump threatened an increase in tariffs and protectionism against both China and Mexico. However, these announcements did not materialize, and sentiment eased by June month end.

Looking to interest rates, the 10-year U.S. Treasury yield declined 0.50% in the second quarter to 2% — the lowest level since 2016. The yield curve remained a source of uncertainty as the three-month/10-year Treasury spread remained in negative territory while the five-year/30-year Treasury spread expanded throughout the quarter.

In the third quarter of 2019, trade tensions were a key focus for both domestic and global investors. Markets suffered in early August on the back of President Trump’s promise to impose 10% tariffs on all Chinese imports that were not already subject to 25% tariffs. U.S.-China tensions did ostensibly ease ahead of a new round of trade talks in October. In monetary policy, the Fed lowered the target range for the federal funds rates at both its July and September meetings.

On the macroeconomic front, survey-based U.S. economic indicators continued to soften in the manufacturing and consumer sectors, while hard economic data releases exhibited resilience. In interest rates, the frequently monitored two-year/ten-year Treasury yield spread inverted for the first time since the global financial crisis in August but ended the quarter in positive territory.

In the fourth quarter of 2019, risk appetite was boosted broadly by expectations of a U.S.-China trade deal, strong economic growth, and easy monetary policy. U.S. tariffs on China were originally scheduled to increase on December 15 but were avoided due to persistent negotiations between the United States and China. Additionally, news that the United States did not impose tariffs on European Union auto exports helped support sentiment. On the macroeconomic front, the U.S. services and employment sectors remained buoyant.

In November, 266,000 jobs were added to the economy, revising the third quarter unemployment rate down to 3.5% from 3.7%. Overall, the supportive macroeconomic data and boosted risk appetite drove selling of Treasuries in the quarter. Despite the strength in the U.S. economy, the Fed cut the benchmark federal funds rate to 1.75% in October, marking the third rate cut of the year.

Describe recent portfolio activity.

During the 12-month period, as changes were made to the composition of the Russell 2000® Index, the Fund purchased and sold securities to maintain its objective of matching the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock Small Cap Index V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.
(b)

Under normal circumstances, the Fund will invest at least 90% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 2000. On October 29, 2018, the Fund acquired all of the assets and assumed certain stated liabilities of the Small Cap Equity Index Fund (the “Predecessor Fund”), a series of State Farm Variable Product Trust, through a tax-free reorganization (the “Reorganization”), The Predecessor Fund is the performance and accounting survivor of the Reorganization; accordingly, the Fund assumed the performance and financial history of the Predecessor Fund upon completion of the Reorganization.

(c)

An unmanaged index that is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Performance Summary for the Period Ended December 31, 2019

	6-Month Total Returns (a)	Average Annual Total Returns (a)(c)
		1 Year	5 Years	10 Years
Class I (b)	7.20%	25.40%	7.97%	11.44%
Russell 2000® Index	7.30	25.52	8.23	11.83

(a)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)

Average annual and cumulative total returns are based on changes in net asset value (“NAV”) for the periods shown, and assume reinvestment of all distributions at NAV on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(c)

On October 29, 2018, the Fund acquired all of the assets and assumed certain stated liabilities of the Small Cap Equity Index Fund (the “Predecessor Fund”), a series of State Farm Variable Product Trust, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization; accordingly, the Fund assumed the performance and financial history of the Predecessor Fund upon completion of the Reorganization.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	3

Fund Summary as of December 31, 2019 (continued)	BlackRock Small Cap Index V.I. Fund

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,072.00	$1.15	$1,000.00	$1,024.10	$1.12	0.22%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 /365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 5 for further information on how expenses were calculated.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Health Care	18%
Financials	17
Industrials	16
Information Technology	13
Consumer Discretionary	11
Real Estate	8
Materials	4
Utilities	3
Energy	3
Consumer Staples	3
Communication Services	2
Short-Term Securities	16
Liabilities in Excess of Other Assets	(14)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2019 and held through December 31, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical example that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	5

Schedule of Investments December 31, 2019	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.7%

Aerospace & Defense — 1.2%
AAR Corp.	4,437	$200,109
Aerojet Rocketdyne Holdings, Inc.(a)	9,725	444,043
AeroVironment, Inc.(a)	2,834	174,971
Astronics Corp.(a)	3,043	85,052
Axon Enterprise, Inc.(a)	7,765	569,019
Cubic Corp.(b)	4,162	264,578
Ducommun, Inc.(a)	1,510	76,300
Kratos Defense & Security Solutions, Inc.(a)	12,183	219,416
Maxar Technologies, Inc.	7,819	122,524
Mercury Systems, Inc.(a)	7,241	500,426
Moog, Inc., Class A	4,280	365,212
National Presto Industries, Inc.(b)	659	58,249
Park Aerospace Corp.(b)	2,399	39,032
Parsons Corp.(a)	2,520	104,026
Triumph Group, Inc.	6,744	170,421
Vectrus, Inc.(a)	1,481	75,916
Wesco Aircraft Holdings, Inc.(a)	7,195	79,289

		3,548,583

Air Freight & Logistics — 0.3%
Air Transport Services Group, Inc.(a)	7,982	187,258
Atlas Air Worldwide Holdings, Inc.(a)	3,145	86,708
Echo Global Logistics, Inc.(a)	3,715	76,901
Forward Air Corp.	3,753	262,522
Hub Group, Inc., Class A(a)	4,384	224,855
Radiant Logistics, Inc.(a)	5,513	30,707

		868,951

Airlines — 0.5%
Allegiant Travel Co.(b)	1,730	301,089
Hawaiian Holdings, Inc.(b)	6,150	180,133
Mesa Air Group, Inc.(a)	2,825	25,255
SkyWest, Inc.(b)	6,558	423,844
Spirit Airlines, Inc.(a)	9,131	368,071

		1,298,392

Auto Components — 1.0%
Adient plc	11,673	248,051
American Axle & Manufacturing Holdings, Inc.(a)	15,245	164,036
Cooper Tire & Rubber Co.(b)	6,737	193,689
Cooper-Standard Holdings, Inc.(a)	2,270	75,273
Dana, Inc.(b)	19,425	353,535
Dorman Products, Inc.(a)(b)	3,587	271,608
Fox Factory Holding Corp.(a)	5,094	354,390
Gentherm, Inc.(a)	4,406	195,582
LCI Industries	3,248	347,958
Modine Manufacturing Co.(a)	6,578	50,651
Motorcar Parts of America, Inc.(a)(b)	2,527	55,670
Standard Motor Products, Inc.	2,820	150,080
Stoneridge, Inc.(a)	3,648	106,959
Tenneco, Inc., Class A(b)	6,755	88,491
Visteon Corp.(a)	3,717	321,855

		2,977,828

Automobiles — 0.1%
Winnebago Industries, Inc.(b)	4,249	225,112

Banks — 9.7%
1st Constitution Bancorp	1,123	24,852
1st Source Corp.	1,906	98,883
ACNB Corp.	927	35,059
Allegiance Bancshares, Inc.(a)	2,614	98,286
Amalgamated Bank, Class A	1,859	36,158
Amerant Bancorp, Inc.(a)(b)	2,602	56,698
American National Bankshares, Inc.(b)	1,431	56,625

Security	Shares	Value

Banks (continued)
Ameris Bancorp(b)	8,150	$346,701
Ames National Corp.	1,235	34,654
Arrow Financial Corp.	1,669	63,088
Atlantic Capital Bancshares, Inc.(a)	2,850	52,297
Atlantic Union Bankshares Corp.(b)	10,634	399,307
Banc of California, Inc.	6,220	106,860
BancFirst Corp.(b)	2,545	158,910
Bancorp, Inc. (The)(a)	6,694	86,821
BancorpSouth Bank(b)	13,015	408,801
Bank First Corp.	757	52,998
Bank of Commerce Holdings	2,460	28,462
Bank of Marin Bancorp(b)	1,806	81,360
Bank of NT Butterfield & Son Ltd. (The)	7,401	273,985
Bank of Princeton (The)	734	23,114
Bank7 Corp.(a)(b)	476	9,025
BankFinancial Corp.	1,966	25,715
Bankwell Financial Group, Inc.	917	26,446
Banner Corp.	4,489	254,032
Bar Harbor Bankshares(b)	2,025	51,415
Baycom Corp.(a)(b)	1,265	28,766
BCB Bancorp, Inc.(b)	1,943	26,794
Berkshire Hills Bancorp, Inc.(b)	5,999	197,247
Boston Private Financial Holdings, Inc.	11,065	133,112
Bridge Bancorp, Inc.	2,203	73,867
Brookline Bancorp, Inc.	10,494	172,731
Bryn Mawr Bank Corp.	2,648	109,204
Business First Bancshares, Inc.	1,726	43,029
Byline Bancorp, Inc.(a)	3,108	60,824
C&F Financial Corp.	505	27,942
Cadence BanCorp	17,021	308,591
Cambridge Bancorp	573	45,926
Camden National Corp.	2,044	94,147
Capital Bancorp, Inc.(a)	1,075	16,007
Capital City Bank Group, Inc.	1,796	54,778
Capstar Financial Holdings, Inc.	1,928	32,101
Carolina Financial Corp.	2,791	120,655
Carter Bank & Trust(a)	3,017	71,563
Cathay General Bancorp	10,357	394,084
CBTX, Inc.	2,475	77,022
CenterState Bank Corp.	16,049	400,904
Central Pacific Financial Corp.	3,817	112,907
Central Valley Community Bancorp	1,626	35,235
Century Bancorp, Inc., Class A(b)	369	33,195
Chemung Financial Corp.	478	20,315
Citizens & Northern Corp.	1,663	46,980
City Holding Co.(b)	2,175	178,241
Civista Bancshares, Inc.	2,041	48,984
CNB Financial Corp.	1,929	63,040
Coastal Financial Corp.(a)	887	14,609
Codorus Valley Bancorp, Inc.(b)	1,282	29,524
Colony Bankcorp, Inc.(b)	918	15,147
Columbia Banking System, Inc.	9,596	390,413
Community Bank System, Inc.(b)	6,820	483,811
Community Bankers Trust Corp.	2,934	26,054
Community Financial Corp. (The)	631	22,445
Community Trust Bancorp, Inc.	2,058	95,985
ConnectOne Bancorp, Inc.(b)	4,499	115,714
CrossFirst Bankshares, Inc.(a)	892	12,863
Customers Bancorp, Inc.(a)(b)	3,896	92,764
CVB Financial Corp.(b)	18,043	389,368
Dime Community Bancshares, Inc.(b)	4,308	89,994
Eagle Bancorp, Inc.(a)	4,471	217,425
Enterprise Bancorp, Inc.	1,279	43,320
Enterprise Financial Services Corp.	3,356	161,793
Equity Bancshares, Inc., Class A(a)	2,044	63,098

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Esquire Financial Holdings, Inc.(a)	828	$21,586
Evans Bancorp, Inc.	678	27,188
Farmers & Merchants Bancorp, Inc.(b)	1,355	40,853
Farmers National Banc Corp.	3,365	54,917
FB Financial Corp.	2,319	91,809
Fidelity D&D Bancorp, Inc.(b)	358	22,271
Financial Institutions, Inc.	2,039	65,452
First Bancorp	4,033	160,957
First BanCorp	29,017	307,290
First Bancorp, Inc.	1,269	38,362
First Bancshares, Inc. (The)	2,198	78,073
First Bank	2,179	24,078
First Busey Corp.(b)	6,837	188,017
First Business Financial Services, Inc.	1,115	29,358
First Capital, Inc.(b)	423	30,879
First Choice Bancorp	1,381	37,232
First Commonwealth Financial Corp.	13,259	192,388
First Community Bankshares, Inc.(b)	2,145	66,538
First Financial Bancorp(b)	13,206	335,961
First Financial Bankshares, Inc.	17,318	607,862
First Financial Corp.	1,582	72,329
First Financial Northwest, Inc.	1,071	16,001
First Foundation, Inc.	5,059	88,027
First Guaranty Bancshares, Inc.	738	16,066
First Internet Bancorp(b)	1,295	30,704
First Interstate BancSystem, Inc., Class A	5,074	212,702
First Merchants Corp.	7,266	302,193
First Mid Bancshares, Inc.	1,948	68,667
First Midwest Bancorp, Inc.(b)	13,881	320,096
First Northwest Bancorp	1,103	19,997
First of Long Island Corp. (The)(b)	3,259	81,736
Flushing Financial Corp.(b)	3,641	78,664
FNCB Bancorp, Inc.	2,251	19,021
Franklin Financial Network, Inc.	1,674	57,468
Franklin Financial Services Corp.	541	20,931
Fulton Financial Corp.	21,359	372,287
FVCBankcorp, Inc.(a)(b)	1,570	27,428
German American Bancorp, Inc.(b)	3,140	111,847
Glacier Bancorp, Inc.(b)	11,604	533,668
Great Southern Bancorp, Inc.	1,466	92,827
Great Western Bancorp, Inc.(b)	7,529	261,557
Guaranty Bancshares, Inc.	1,103	36,267
Hancock Whitney Corp.	11,553	506,946
Hanmi Financial Corp.	4,133	82,639
HarborOne Bancorp, Inc.(a)	3,748	41,191
Hawthorn Bancshares, Inc.	722	18,411
HBT Financial, Inc.(a)	1,213	23,035
Heartland Financial USA, Inc.	4,744	235,967
Heritage Commerce Corp.	7,299	93,646
Heritage Financial Corp.(b)	4,855	137,396
Hilltop Holdings, Inc.(b)	9,307	232,023
Home BancShares, Inc.	20,956	411,995
HomeTrust Bancshares, Inc.	2,143	57,497
Hope Bancorp, Inc.	16,056	238,592
Horizon Bancorp, Inc.	4,916	93,404
Howard Bancorp, Inc.(a)	1,869	31,549
IBERIABANK Corp.	6,948	519,919
Independent Bank Corp.	7,407	439,863
Independent Bank Group, Inc.	4,841	268,385
International Bancshares Corp.	7,405	318,933
Investar Holding Corp.	1,325	31,800
Investors Bancorp, Inc.	30,259	360,536
Lakeland Bancorp, Inc.	6,629	115,212
Lakeland Financial Corp.(b)	3,395	166,117
LCNB Corp.	1,678	32,385

Security	Shares	Value

Banks (continued)
Level One Bancorp, Inc.(b)	774	$19,474
Live Oak Bancshares, Inc.(b)	3,380	64,254
Macatawa Bank Corp.	3,277	36,473
Mackinac Financial Corp.(b)	1,132	19,765
MainStreet Bancshares, Inc.(a)	915	21,045
Malvern Bancorp, Inc.(a)(b)	1,026	23,690
Mercantile Bank Corp.	2,155	78,593
Metrocity Bankshares, Inc.	2,114	37,016
Metropolitan Bank Holding Corp.(a)	951	45,867
Mid Penn Bancorp, Inc.	927	26,698
Midland States Bancorp, Inc.	3,002	86,938
MidWestOne Financial Group, Inc.	1,682	60,939
MutualFirst Financial, Inc.	727	28,840
MVB Financial Corp.(b)	1,269	31,623
National Bank Holdings Corp., Class A	4,007	141,127
National Bankshares, Inc.(b)	802	36,034
NBT Bancorp, Inc.(b)	5,660	229,570
Nicolet Bankshares, Inc.(a)(b)	1,104	81,530
Northeast Bank	860	18,911
Northrim BanCorp, Inc.	962	36,845
Norwood Financial Corp.(b)	821	31,937
Oak Valley Bancorp	869	16,911
OFG Bancorp	6,834	161,351
Ohio Valley Banc Corp.(b)	644	25,515
Old National Bancorp(b)	22,508	411,671
Old Second Bancorp, Inc.	3,856	51,940
Opus Bank	3,005	77,739
Origin Bancorp, Inc.	2,614	98,914
Orrstown Financial Services, Inc.	1,383	31,283
Pacific Mercantile Bancorp(a)(b)	2,339	18,993
Pacific Premier Bancorp, Inc.	7,740	252,363
Park National Corp.	1,766	180,803
Parke Bancorp, Inc.	1,230	31,230
PCB Bancorp(b)	1,660	28,685
Peapack Gladstone Financial Corp.	2,625	81,112
Penns Woods Bancorp, Inc.(b)	859	30,546
Peoples Bancorp of North Carolina, Inc.(b)	740	24,309
Peoples Bancorp, Inc.	2,514	87,135
Peoples Financial Services Corp.	912	45,919
People’s Utah Bancorp	2,042	61,505
Preferred Bank(b)	1,851	111,227
Premier Financial Bancorp, Inc.	1,798	32,616
QCR Holdings, Inc.	2,000	87,720
RBB Bancorp	2,205	46,680
Red River Bancshares, Inc.(a)	654	36,663
Reliant Bancorp, Inc.(b)	1,447	32,181
Renasant Corp.	7,409	262,427
Republic Bancorp, Inc., Class A	1,275	59,670
Republic First Bancorp, Inc.(a)	5,329	22,275
Richmond Mutual Bancorporation, Inc.(a)(b)	1,765	28,169
S&T Bancorp, Inc.	5,118	206,204
Sandy Spring Bancorp, Inc.(b)	4,814	182,354
SB One Bancorp	1,132	28,209
Seacoast Banking Corp. of Florida(a)	6,826	208,671
Select Bancorp, Inc.(a)	2,076	25,535
ServisFirst Bancshares, Inc.	6,460	243,413
Shore Bancshares, Inc.	1,707	29,634
Sierra Bancorp	1,873	54,542
Simmons First National Corp., Class A(b)	12,276	328,874
SmartFinancial, Inc.(a)	1,683	39,803
South Plains Financial, Inc.(a)	1,349	28,154
South State Corp.	4,455	386,471
Southern First Bancshares, Inc.(a)	986	41,895
Southern National Bancorp of Virginia, Inc.	2,595	42,428
Southside Bancshares, Inc.	4,412	163,862

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) December 31, 2019	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Spirit of Texas Bancshares, Inc.(a)	1,561	$35,903
Stock Yards Bancorp, Inc.	2,738	112,422
Summit Financial Group, Inc.	1,524	41,285
Tompkins Financial Corp.(b)	1,963	179,614
Towne Bank	8,872	246,819
TriCo Bancshares	3,618	147,651
TriState Capital Holdings, Inc.(a)(b)	3,258	85,099
Triumph Bancorp, Inc.(a)	3,112	118,318
Trustmark Corp.(b)	8,699	300,202
UMB Financial Corp.	5,900	404,976
Union Bankshares, Inc.	589	21,357
United Bankshares, Inc.(b)	12,992	502,271
United Community Banks, Inc.	10,415	321,615
United Security Bancshares	2,059	22,093
Unity Bancorp, Inc.	1,215	27,423
Univest Financial Corp.	3,830	102,567
Valley National Bancorp	51,607	590,900
Veritex Holdings, Inc.	6,696	195,054
Washington Trust Bancorp, Inc.(b)	1,999	107,526
WesBanco, Inc.(b)	8,625	325,939
West Bancorporation, Inc.	2,109	54,054
Westamerica Bancorp(b)	3,525	238,889

		27,688,812

Beverages — 0.3%
Boston Beer Co., Inc. (The), Class A(a)	1,129	426,593
Celsius Holdings, Inc.(a)	3,655	17,654
Coca-Cola Consolidated, Inc.	641	182,076
Craft Brew Alliance, Inc.(a)	1,547	25,525
MGP Ingredients, Inc.	1,756	85,078
National Beverage Corp.	1,562	79,693
New Age Beverages Corp.(a)	9,763	17,769
Primo Water Corp.(a)	4,771	53,554

		887,942

Biotechnology — 8.0%(a)
Abeona Therapeutics, Inc.	3,822	12,498
ACADIA Pharmaceuticals, Inc.	14,982	640,930
Acceleron Pharma, Inc.	6,094	323,104
Achillion Pharmaceuticals, Inc.	18,054	108,866
Acorda Therapeutics, Inc.	5,787	11,805
Adamas Pharmaceuticals, Inc.	2,917	11,055
ADMA Biologics, Inc.(b)	6,143	24,572
Aduro Biotech, Inc.	8,518	10,051
Adverum Biotechnologies, Inc.	7,091	81,688
Aeglea BioTherapeutics, Inc.	3,531	26,977
Affimed NV(b)	8,111	22,224
Agenus, Inc.(b)	14,144	57,566
AgeX Therapeutics, Inc.	2,802	5,100
Aimmune Therapeutics, Inc.(b)	6,018	201,422
Akcea Therapeutics, Inc.	1,693	28,679
Akebia Therapeutics, Inc.(b)	15,963	100,886
Akero Therapeutics, Inc.	642	14,249
Albireo Pharma, Inc.	1,392	35,385
Aldeyra Therapeutics, Inc.	3,410	19,812
Alector, Inc.	4,077	70,247
Allakos, Inc.	2,632	250,988
Allogene Therapeutics, Inc.	5,237	136,057
AMAG Pharmaceuticals, Inc.	4,557	55,459
Amicus Therapeutics, Inc.	34,570	336,712
AnaptysBio, Inc.	3,322	53,982
Anavex Life Sciences Corp.	5,757	14,911
Anika Therapeutics, Inc.	1,836	95,197
Apellis Pharmaceuticals, Inc.(b)	6,531	199,979
Applied Therapeutics, Inc.	854	23,297

Security	Shares	Value

Biotechnology (continued)
Aprea Therapeutics, Inc.	859	$39,420
Arcus Biosciences, Inc.	4,422	44,662
Ardelyx, Inc.(b)	5,362	40,242
Arena Pharmaceuticals, Inc.	6,753	306,721
ArQule, Inc.	15,187	303,133
Arrowhead Pharmaceuticals, Inc.	12,461	790,401
Assembly Biosciences, Inc.(b)	3,170	64,858
Atara Biotherapeutics, Inc.	6,965	114,714
Athenex, Inc.	9,224	140,850
Athersys, Inc.(b)	16,463	20,249
Atreca, Inc., Class A(b)	874	13,521
Audentes Therapeutics, Inc.	5,929	354,791
Avid Bioservices, Inc.(b)	8,035	61,628
Avrobio, Inc.	2,785	56,062
Baudax Bio, Inc.	1,080	7,474
Beyondspring, Inc.	1,432	22,196
BioCryst Pharmaceuticals, Inc.	19,752	68,144
Biohaven Pharmaceutical Holding Co. Ltd.	5,284	287,661
BioSpecifics Technologies Corp.(b)	855	48,684
Bioxcel Therapeutics, Inc.	799	11,673
Blueprint Medicines Corp.	6,517	522,077
Bridgebio Pharma, Inc.	3,034	106,342
Calithera Biosciences, Inc.(b)	6,088	34,762
Calyxt, Inc.	1,254	8,791
CareDx, Inc.	5,556	119,843
CASI Pharmaceuticals, Inc.(b)	6,101	18,852
Castle Biosciences, Inc.(b)	496	17,048
Catalyst Pharmaceuticals, Inc.	12,807	48,026
Celcuity, Inc.	879	9,353
Cellular Biomedicine Group, Inc.	1,644	26,699
CEL-SCI Corp.	3,542	32,409
Checkpoint Therapeutics, Inc.(b)	3,039	5,227
ChemoCentryx, Inc.	5,491	217,169
Chimerix, Inc.	6,499	13,193
Clovis Oncology, Inc.(b)	6,713	69,983
Coherus Biosciences, Inc.	8,368	150,666
Concert Pharmaceuticals, Inc.	2,754	25,406
Constellation Pharmaceuticals, Inc.(b)	2,096	98,743
Corbus Pharmaceuticals Holdings, Inc.(b)	8,020	43,789
Cortexyme, Inc.(b)	1,315	73,824
Crinetics Pharmaceuticals, Inc.	1,489	37,359
Cue Biopharma, Inc.	2,190	34,766
Cyclerion Therapeutics, Inc.	3,184	8,660
Cytokinetics, Inc.(b)	7,404	78,556
CytomX Therapeutics, Inc.	5,910	49,112
Deciphera Pharmaceuticals, Inc.	2,564	159,583
Denali Therapeutics, Inc.	6,484	112,951
Dicerna Pharmaceuticals, Inc.	6,914	152,315
Dynavax Technologies Corp.	10,772	61,616
Eagle Pharmaceuticals, Inc.	1,268	76,181
Editas Medicine, Inc.	6,723	199,068
Eidos Therapeutics, Inc.	1,505	86,372
Eiger BioPharmaceuticals, Inc.	3,155	47,009
Emergent BioSolutions, Inc.(b)	6,169	332,818
Enanta Pharmaceuticals, Inc.	2,320	143,330
Epizyme, Inc.	10,507	258,472
Esperion Therapeutics, Inc.	3,372	201,072
Evelo Biosciences, Inc.	1,646	6,683
Fate Therapeutics, Inc.(b)	8,091	158,341
FibroGen, Inc.	10,501	450,388
Five Prime Therapeutics, Inc.(b)	4,430	20,334
Flexion Therapeutics, Inc.	4,460	92,322
Forty Seven, Inc.	3,108	122,362
Frequency Therapeutics, Inc.	768	13,463
G1 Therapeutics, Inc.	4,579	121,023

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Galectin Therapeutics, Inc.	4,332	$12,390
Geron Corp.(b)	22,429	30,503
Global Blood Therapeutics, Inc.	7,731	614,537
GlycoMimetics, Inc.	4,523	23,927
Gossamer Bio, Inc.	5,775	90,263
Gritstone Oncology, Inc.	3,344	29,996
Halozyme Therapeutics, Inc.	19,361	343,271
Harpoon Therapeutics, Inc.(b)	933	13,799
Heron Therapeutics, Inc.	11,187	262,894
Homology Medicines, Inc.	3,277	67,834
IGM Biosciences, Inc.	660	25,186
ImmunoGen, Inc.	19,060	97,301
Immunomedics, Inc.	23,358	494,255
Inovio Pharmaceuticals, Inc.(b)	13,032	43,006
Insmed, Inc.	12,034	287,372
Intellia Therapeutics, Inc.	4,939	72,455
Intercept Pharmaceuticals, Inc.(b)	3,347	414,760
Intrexon Corp.	9,776	53,572
Invitae Corp.	11,709	188,866
Iovance Biotherapeutics, Inc.(b)	15,500	429,040
Ironwood Pharmaceuticals, Inc.(b)	20,780	276,582
Jounce Therapeutics, Inc.	2,248	19,625
Kadmon Holdings, Inc.	20,902	94,686
KalVista Pharmaceuticals, Inc.(b)	1,569	27,944
Karuna Therapeutics, Inc.	615	46,334
Karyopharm Therapeutics, Inc.	7,817	149,852
Kezar Life Sciences, Inc.	2,354	9,440
Kindred Biosciences, Inc.(b)	4,771	40,458
Kiniksa Pharmaceuticals Ltd., Class A(b)	1,939	21,445
Kodiak Sciences, Inc.(b)	3,172	228,225
Krystal Biotech, Inc.	1,411	78,141
Kura Oncology, Inc.	4,725	64,969
La Jolla Pharmaceutical Co.	2,847	11,189
Lexicon Pharmaceuticals, Inc.	5,737	23,809
Ligand Pharmaceuticals, Inc.	2,285	238,303
Lineage Cell Therapeutics, Inc.	13,380	11,908
LogicBio Therapeutics, Inc.	1,272	9,158
MacroGenics, Inc.(b)	6,448	70,154
Madrigal Pharmaceuticals, Inc.	1,059	96,485
Magenta Therapeutics, Inc.(b)	2,629	39,856
MannKind Corp.	26,308	33,937
Marker Therapeutics, Inc.	3,653	10,521
Medicines Co. (The)	10,058	854,327
MediciNova, Inc.(b)	5,798	39,079
MEI Pharma, Inc.	9,117	22,610
MeiraGTx Holdings plc	2,106	42,162
Mersana Therapeutics, Inc.	4,852	27,802
Millendo Therapeutics, Inc.	1,254	8,452
Minerva Neurosciences, Inc.	4,064	28,895
Mirati Therapeutics, Inc.	3,680	474,205
Molecular Templates, Inc.	2,284	31,942
Momenta Pharmaceuticals, Inc.(b)	13,338	263,159
Morphic Holding, Inc.(b)	664	11,394
Mustang Bio, Inc.(b)	3,972	16,206
Myriad Genetics, Inc.	9,492	258,467
Natera, Inc.	8,295	279,459
Neon Therapeutics, Inc.(b)	1,934	2,282
NextCure, Inc.(b)	1,874	105,562
Novavax, Inc.(b)	3,464	13,787
Oncocyte Corp.	2,841	6,392
Oncternal Therapeutics, Inc., CVR(c)	105	215
OPKO Health, Inc.(b)	46,037	67,674
Organogenesis Holdings, Inc.	1,375	6,614
Oyster Point Pharma, Inc.	751	18,354
Palatin Technologies, Inc.	28,574	22,351

Security	Shares	Value

Biotechnology (continued)
PDL BioPharma, Inc.	16,632	$53,971
Pfenex, Inc.	4,290	47,104
PhaseBio Pharmaceuticals, Inc.	1,832	11,194
Pieris Pharmaceuticals, Inc.	6,594	23,870
PolarityTE, Inc.(b)	2,344	6,094
Portola Pharmaceuticals, Inc.(b)	10,104	241,284
Precision BioSciences, Inc.	4,781	66,408
Prevail Therapeutics, Inc.	996	15,767
Principia Biopharma, Inc.	2,449	134,156
Progenics Pharmaceuticals, Inc.	11,642	59,258
Protagonist Therapeutics, Inc.(b)	2,029	14,304
Prothena Corp. plc	5,335	84,453
PTC Therapeutics, Inc.(b)	8,068	387,506
Puma Biotechnology, Inc.	4,277	37,424
Ra Pharmaceuticals, Inc.	4,695	220,336
Radius Health, Inc.	6,103	123,036
REGENXBIO, Inc.(b)	4,514	184,939
Replimune Group, Inc.(b)	1,698	24,366
Retrophin, Inc.(b)	5,634	80,003
Rhythm Pharmaceuticals, Inc.	3,909	89,751
Rigel Pharmaceuticals, Inc.	22,292	47,705
Rocket Pharmaceuticals, Inc.	4,018	91,450
Rubius Therapeutics, Inc.	4,870	46,265
Sangamo Therapeutics, Inc.	15,538	130,053
Savara, Inc.	4,017	17,996
Scholar Rock Holding Corp.	1,971	25,978
Seres Therapeutics, Inc.	4,950	17,078
Solid Biosciences, Inc.	2,226	9,906
Sorrento Therapeutics, Inc.(b)	15,991	54,050
Spectrum Pharmaceuticals, Inc.	15,116	55,022
Spero Therapeutics, Inc.(b)	1,388	13,346
SpringWorks Therapeutics, Inc.	1,390	53,501
Stemline Therapeutics, Inc.	6,060	64,418
Stoke Therapeutics, Inc.	1,229	34,805
Sutro Biopharma, Inc.	1,452	15,972
Syndax Pharmaceuticals, Inc.	2,714	23,829
Synlogic, Inc.	2,305	5,947
Synthorx, Inc.	1,276	89,180
Syros Pharmaceuticals, Inc.	4,666	32,242
TCR2 Therapeutics, Inc.	1,695	24,205
TG Therapeutics, Inc.	10,642	118,126
Tocagen, Inc.	2,703	1,441
Translate Bio, Inc.(b)	3,908	31,811
Turning Point Therapeutics, Inc.	3,686	229,601
Twist Bioscience Corp.	2,869	60,249
Tyme Technologies, Inc.(b)	8,098	11,337
Ultragenyx Pharmaceutical, Inc.	7,393	315,755
UNITY Biotechnology, Inc.	3,788	27,311
UroGen Pharma Ltd.	2,526	84,293
Vanda Pharmaceuticals, Inc.	7,193	118,037
VBI Vaccines, Inc.	11,358	15,674
Veracyte, Inc.	6,290	175,617
Vericel Corp.	6,003	104,452
Viela Bio, Inc.	728	19,765
Viking Therapeutics, Inc.	8,777	70,392
Vir Biotechnology, Inc.	962	12,097
Voyager Therapeutics, Inc.	3,264	45,533
X4 Pharmaceuticals, Inc.	1,585	16,959
XBiotech, Inc.	2,221	41,455
Xencor, Inc.	6,399	220,062
Y-mAbs Therapeutics, Inc.	3,158	98,687
ZIOPHARM Oncology, Inc.(b)	21,706	102,452

		22,916,056

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) December 31, 2019	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Building Products — 1.5%
AAON, Inc.	5,590	$276,202
Advanced Drainage Systems, Inc.	5,775	224,301
American Woodmark Corp.(a)	2,282	238,492
Apogee Enterprises, Inc.	3,538	114,985
Armstrong Flooring, Inc.(a)	2,322	9,915
Builders FirstSource, Inc.(a)	15,173	385,546
Caesarstone Ltd.	3,044	45,873
Continental Building Products, Inc.(a)	4,722	172,022
Cornerstone Building Brands, Inc.(a)	6,120	52,081
CSW Industrials, Inc.(a)(b)	2,007	154,539
Gibraltar Industries, Inc.(a)(b)	4,296	216,690
Griffon Corp.	4,926	100,146
Insteel Industries, Inc.	2,420	52,006
JELD-WEN Holding, Inc.(a)	9,181	214,927
Masonite International Corp.(a)	3,279	236,777
Patrick Industries, Inc.(a)(b)	3,046	159,702
PGT Innovations, Inc.(a)	7,646	114,002
Quanex Building Products Corp.	4,392	75,015
Simpson Manufacturing Co., Inc.	5,963	478,412
Trex Co., Inc.(a)	7,822	703,041
Universal Forest Products, Inc.	7,926	378,070

		4,402,744

Capital Markets — 1.4%
Ares Management Corp.(b)	9,536	340,340
Artisan Partners Asset Management, Inc., Class A	6,801	219,808
Assetmark Financial Holdings, Inc.(a)(b)	1,850	53,687
Associated Capital Group, Inc., Class A(b)	197	7,723
B. Riley Financial, Inc.	2,716	68,389
Blucora, Inc.(a)	6,509	170,145
Brightsphere Investment Group, Inc.(b)	8,750	89,425
Cohen & Steers, Inc.(b)	3,091	193,991
Cowen, Inc., Class A(a)	3,877	61,063
Diamond Hill Investment Group, Inc.	433	60,819
Donnelley Financial Solutions, Inc.(a)	4,471	46,811
Federated Investors, Inc., Class B	12,836	418,325
Focus Financial Partners, Inc., Class A(a)	4,096	120,709
GAIN Capital Holdings, Inc.	2,657	10,495
GAMCO Investors, Inc., Class A(b)	630	12,279
Greenhill & Co., Inc.	2,253	38,481
Hamilton Lane, Inc., Class A	2,941	175,284
Houlihan Lokey, Inc.(b)	5,591	273,232
INTL. FCStone, Inc.(a)	2,181	106,498
Ladenburg Thalmann Financial Services, Inc.	15,970	55,576
Moelis & Co., Class A	6,452	205,948
Oppenheimer Holdings, Inc., Class A	1,284	35,284
Piper Jaffray Cos	1,896	151,566
PJT Partners, Inc., Class A	3,061	138,143
Pzena Investment Management, Inc., Class A(b)	2,576	22,205
Safeguard Scientifics, Inc.(a)	2,163	23,750
Sculptor Capital Management, Inc., Class A(b)	2,284	50,476
Siebert Financial Corp.(a)	1,073	9,282
Silvercrest Asset Management Group, Inc., Class A	1,176	14,794
Stifel Financial Corp.	8,847	536,571
Value Line, Inc.	109	3,151
Virtus Investment Partners, Inc.	921	112,104
Waddell & Reed Financial, Inc., Class A(b)	9,241	154,510
Westwood Holdings Group, Inc.	1,082	32,049
WisdomTree Investments, Inc.	18,061	87,415

		4,100,328

Security	Shares	Value

Chemicals — 1.9%
Advanced Emissions Solutions, Inc.	2,446	$25,683
AdvanSix, Inc.(a)	3,866	77,165
American Vanguard Corp.	3,869	75,329
Amyris, Inc.(a)	5,513	17,035
Balchem Corp.(b)	4,286	435,586
Chase Corp.	962	113,978
Ferro Corp.(a)	11,009	163,263
Flotek Industries, Inc.(a)	7,476	14,952
FutureFuel Corp.	3,429	42,485
GCP Applied Technologies, Inc.(a)	7,353	166,987
Hawkins, Inc.	1,286	58,912
HB Fuller Co.(b)	6,871	354,337
Ingevity Corp.(a)	5,597	489,066
Innophos Holdings, Inc.	2,585	82,668
Innospec, Inc.	3,236	334,732
Intrepid Potash, Inc.(a)	12,511	33,905
Koppers Holdings, Inc.(a)	2,536	96,926
Kraton Corp.(a)	4,302	108,927
Kronos Worldwide, Inc.(b)	3,186	42,692
Livent Corp.(a)(b)	19,676	168,230
LSB Industries, Inc.(a)	2,515	10,563
Marrone Bio Innovations, Inc.(a)	8,606	8,692
Minerals Technologies, Inc.	4,638	267,288
OMNOVA Solutions, Inc.(a)	5,813	58,769
Orion Engineered Carbons SA(b)	8,050	155,365
PolyOne Corp.	10,363	381,255
PQ Group Holdings, Inc.(a)	5,187	89,113
Quaker Chemical Corp.(b)	1,772	291,529
Rayonier Advanced Materials, Inc.	6,728	25,836
Schulman A, Inc., CVR(a)(c)	4,294	1,859
Sensient Technologies Corp.	5,640	372,748
Stepan Co.	2,763	283,042
Trecora Resources(a)	2,581	18,454
Tredegar Corp.	3,437	76,817
Trinseo SA(b)	5,229	194,571
Tronox Holdings plc, Class A(b)	12,361	141,163
Valhi, Inc.	4,603	8,608

		5,288,530

Commercial Services & Supplies — 2.7%
ABM Industries, Inc.	8,863	334,224
ACCO Brands Corp.	13,191	123,468
Advanced Disposal Services, Inc.(a)	9,791	321,830
Brady Corp., Class A	6,361	364,231
BrightView Holdings, Inc.(a)(b)	4,249	71,681
Brink’s Co. (The)(b)	6,645	602,569
Casella Waste Systems, Inc., Class A(a)(b)	6,007	276,502
CECO Environmental Corp.(a)	4,116	31,529
Charah Solutions, Inc.(a)	1,247	3,043
Cimpress plc(a)	2,663	334,925
Covanta Holding Corp.(b)	15,964	236,906
Deluxe Corp.	5,617	280,401
Ennis, Inc.(b)	3,378	73,134
Healthcare Services Group, Inc.(b)	10,056	244,562
Heritage-Crystal Clean, Inc.(a)(b)	2,118	66,442
Herman Miller, Inc.	7,844	326,703
HNI Corp.	5,788	216,818
Interface, Inc.	7,817	129,684
Kimball International, Inc., Class B	4,802	99,257
Knoll, Inc.	6,677	168,661
Matthews International Corp., Class A(b)	4,144	158,176
McGrath RentCorp(b)	3,288	251,663
Mobile Mini, Inc.(b)	5,841	221,432
MSA Safety, Inc.(b)	4,700	593,892
NL Industries, Inc.(a)	1,105	4,320

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services & Supplies (continued)
PICO Holdings, Inc.(a)(b)	2,314	$25,732
Pitney Bowes, Inc.	21,971	88,543
Quad/Graphics, Inc.	4,149	19,376
RR Donnelley & Sons Co.	9,380	37,051
SP Plus Corp.(a)	3,006	127,545
Steelcase, Inc., Class A	11,753	240,466
Team, Inc.(a)(b)	3,929	62,746
Tetra Tech, Inc.	7,265	625,952
UniFirst Corp.	2,015	406,990
US Ecology, Inc.	3,253	188,381
Viad Corp.	2,703	182,452
VSE Corp.	1,151	43,784

		7,585,071

Communications Equipment — 1.1%
Acacia Communications, Inc.(a)	5,071	343,864
ADTRAN, Inc.	6,361	62,910
Applied Optoelectronics, Inc.(a)	2,492	29,605
CalAmp Corp.(a)(b)	4,560	43,685
Calix, Inc.(a)	5,782	46,256
Cambium Networks Corp.(a)	582	5,087
Casa Systems, Inc.(a)	4,450	18,200
Clearfield, Inc.(a)	1,604	22,360
Comtech Telecommunications Corp.	3,244	115,130
DASAN Zhone Solutions, Inc.(a)	917	8,125
Digi International, Inc.(a)	3,731	66,113
Extreme Networks, Inc.(a)	16,157	119,077
Harmonic, Inc.(a)	11,731	91,502
Infinera Corp.(a)	23,791	188,901
Inseego Corp.(a)(b)	5,969	43,753
InterDigital, Inc.	4,152	226,242
KVH Industries, Inc.(a)	2,325	25,877
Lumentum Holdings, Inc.(a)	10,291	816,076
NETGEAR, Inc.(a)	3,966	97,207
NetScout Systems, Inc.(a)(b)	9,560	230,109
Plantronics, Inc.(b)	4,553	124,479
Ribbon Communications, Inc.(a)	8,090	25,079
TESSCO Technologies, Inc.	827	9,279
Viavi Solutions, Inc.(a)	30,602	459,030

		3,217,946

Construction & Engineering — 1.1%
Aegion Corp.(a)	4,260	95,296
Ameresco, Inc., Class A(a)	2,963	51,853
Arcosa, Inc.	6,566	292,515
Argan, Inc.(b)	1,944	78,032
Comfort Systems USA, Inc.	4,842	241,374
Concrete Pumping Holdings, Inc.(a)(b)	1,449	7,926
Construction Partners, Inc., Class A(a)	2,350	39,645
Dycom Industries, Inc.(a)	4,113	193,928
EMCOR Group, Inc.	7,431	641,295
Granite Construction, Inc.(b)	6,341	175,456
Great Lakes Dredge & Dock Corp.(a)	8,174	92,611
IES Holdings, Inc.(a)	1,246	31,972
MasTec, Inc.(a)	7,990	512,638
MYR Group, Inc.(a)	2,137	69,645
Northwest Pipe Co.(a)	1,280	42,637
NV5 Global, Inc.(a)	1,374	69,318
Primoris Services Corp.(b)	5,960	132,550
Sterling Construction Co., Inc.(a)	3,409	47,999
Tutor Perini Corp.(a)	5,387	69,277
WillScot Corp.(a)	6,954	128,580

		3,014,547

Security	Shares	Value

Construction Materials — 0.2%
Forterra, Inc.(a)(b)	2,002	$23,143
Summit Materials, Inc., Class A(a)	14,979	357,998
United States Lime & Minerals, Inc.	275	24,832
US Concrete, Inc.(a)	2,136	88,986

		494,959

Consumer Finance — 0.6%
Curo Group Holdings Corp.(a)	2,345	28,562
Elevate Credit, Inc.(a)	3,330	14,818
Encore Capital Group, Inc.(a)	4,177	147,699
Enova International, Inc.(a)	4,420	106,345
EZCORP, Inc., Class A(a)	6,650	45,353
FirstCash, Inc.(b)	5,581	449,996
Green Dot Corp., Class A(a)	6,547	152,545
LendingClub Corp.(a)	8,925	112,634
Medallion Financial Corp.(a)	2,719	19,767
Nelnet, Inc., Class A	2,471	143,911
Oportun Financial Corp.(a)	967	23,015
PRA Group, Inc.(a)(b)	6,121	222,192
Regional Management Corp.(a)	1,205	36,186
World Acceptance Corp.(a)	729	62,986

		1,566,009

Containers & Packaging — 0.1%
Greif, Inc., Class A	3,564	157,529
Greif, Inc., Class B(b)	861	44,574
Myers Industries, Inc.	4,675	77,979
UFP Technologies, Inc.(a)	876	43,458

		323,540

Distributors — 0.1%
Core-Mark Holding Co., Inc.	6,062	164,826
Funko, Inc., Class A(a)	2,290	39,297
Greenlane Holdings, Inc., Class A(a)	840	2,734
Weyco Group, Inc.	783	20,710

		227,567

Diversified Consumer Services — 0.9%
Adtalem Global Education, Inc.(a)(b)	7,192	251,504
American Public Education, Inc.(a)	2,128	58,286
Career Education Corp.(a)	9,338	171,726
Carriage Services, Inc.	2,185	55,936
Chegg, Inc.(a)	15,686	594,656
Collectors Universe, Inc.	1,066	24,571
Houghton Mifflin Harcourt Co.(a)	13,742	85,888
K12, Inc.(a)	5,218	106,186
Laureate Education, Inc., Class A(a)(b)	15,716	276,759
OneSpaWorld Holdings Ltd.(a)	6,105	102,808
Regis Corp.(a)	3,106	55,504
Select Interior Concepts, Inc., Class A(a)	2,865	25,757
Strategic Education, Inc.(b)	2,883	458,109
WW International, Inc.(a)(b)	6,330	241,869

		2,509,559

Diversified Financial Services — 0.2%
Banco Latinoamericano de Comercio Exterior SA, Class E(b)	4,064	86,888
Cannae Holdings, Inc.(a)	9,156	340,512
FGL Holdings	19,713	209,944
Marlin Business Services Corp.	1,178	25,892
On Deck Capital, Inc.(a)	9,007	37,289

		700,525

Diversified Telecommunication Services — 0.5%
Anterix, Inc.(a)	1,481	63,994
ATN International, Inc.(b)	1,500	83,085
Bandwidth, Inc., Class A(a)	2,166	138,732

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) December 31, 2019	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Telecommunication Services (continued)
Cincinnati Bell, Inc.(a)	6,721	$70,369
Cogent Communications Holdings, Inc.	5,685	374,130
Consolidated Communications Holdings, Inc.(b)	9,318	36,154
Frontier Communications Corp.(b)	13,854	12,325
IDT Corp., Class B(a)(b)	2,243	16,172
Intelsat SA(a)	9,064	63,720
Iridium Communications, Inc.(a)	13,183	324,829
Ooma, Inc.(a)	2,658	35,165
ORBCOMM, Inc.(a)	9,715	40,900
Pareteum Corp.(a)(b)	14,492	6,337
Vonage Holdings Corp.(a)	30,141	223,345

		1,489,257

Electric Utilities — 1.0%
ALLETE, Inc.	6,902	560,235
El Paso Electric Co.	5,404	366,878
Genie Energy Ltd., Class B(b)	1,936	14,965
MGE Energy, Inc.(b)	4,646	366,198
Otter Tail Corp.	5,249	269,221
PNM Resources, Inc.	10,584	536,715
Portland General Electric Co.	11,953	666,858
Spark Energy, Inc., Class A	1,626	15,008

		2,796,078

Electrical Equipment — 0.9%
Allied Motion Technologies, Inc.	928	45,008
American Superconductor Corp.(a)	2,806	22,027
Atkore International Group, Inc.(a)	6,220	251,661
AZZ, Inc.	3,560	163,582
Bloom Energy Corp., Class A(a)	7,432	55,517
Encore Wire Corp.	2,704	155,210
Energous Corp.(a)(b)	4,035	7,142
EnerSys(b)	5,681	425,109
Generac Holdings, Inc.(a)	8,143	819,104
Plug Power, Inc.(a)	31,001	97,963
Powell Industries, Inc.	1,149	56,290
Preformed Line Products Co.	463	27,942
Sunrun, Inc.(a)	14,947	206,418
Thermon Group Holdings, Inc.(a)	4,303	115,320
TPI Composites, Inc.(a)	3,894	72,078
Vicor Corp.(a)	2,319	108,344
Vivint Solar, Inc.(a)	5,873	42,638

		2,671,353

Electronic Equipment, Instruments & Components — 2.6%
Airgain, Inc.(a)(b)	1,240	13,256
Akoustis Technologies, Inc.(a)	3,362	26,896
Anixter International, Inc.(a)	4,057	373,650
Arlo Technologies, Inc.(a)	10,089	42,475
AVX Corp.	6,197	126,853
Badger Meter, Inc.(b)	3,883	252,123
Bel Fuse, Inc., Class B	1,475	30,237
Belden, Inc.	5,279	290,345
Benchmark Electronics, Inc.	4,914	168,845
Coda Octopus Group, Inc.(a)	614	5,139
CTS Corp.	4,344	130,363
Daktronics, Inc.	4,775	29,080
ePlus, Inc.(a)	1,777	149,783
Fabrinet(a)	4,930	319,661
FARO Technologies, Inc.(a)	2,340	117,819
Fitbit, Inc., Class A(a)	30,011	197,172
II-VI, Inc.(a)	11,989	403,670
Insight Enterprises, Inc.(a)	4,651	326,919
Iteris, Inc.(a)(b)	5,349	26,691
Itron, Inc.(a)(b)	4,638	389,360
KEMET Corp.	7,578	204,985

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Kimball Electronics, Inc.(a)	3,440	$60,372
Knowles Corp.(a)	11,100	234,765
Methode Electronics, Inc.(b)	4,989	196,317
MTS Systems Corp.	2,465	118,394
Napco Security Technologies, Inc.(a)	1,561	45,878
nLight, Inc.(a)	4,402	89,273
Novanta, Inc.(a)(b)	4,483	396,477
OSI Systems, Inc.(a)	2,231	224,751
PAR Technology Corp.(a)	1,560	47,954
PC Connection, Inc.	1,532	76,079
Plexus Corp.(a)	3,848	296,065
Rogers Corp.(a)(b)	2,463	307,210
Sanmina Corp.(a)	9,182	314,392
ScanSource, Inc.(a)	3,376	124,743
Tech Data Corp.(a)	4,727	678,797
TTM Technologies, Inc.(a)	13,427	202,076
Vishay Intertechnology, Inc.(b)	17,661	376,003
Vishay Precision Group, Inc.(a)	1,373	46,682
Wrap Technologies, Inc.(a)(b)	1,005	6,422

		7,467,972

Energy Equipment & Services — 1.0%
Archrock, Inc.(b)	17,151	172,196
Cactus, Inc., Class A(a)	6,347	217,829
Covia Holdings Corp.(a)	6,643	13,552
Diamond Offshore Drilling, Inc.(a)	8,606	61,877
DMC Global, Inc.	1,879	84,442
Dril-Quip, Inc.(a)(b)	4,817	225,966
Era Group, Inc.(a)	2,446	24,876
Exterran Corp.(a)	3,860	30,224
Forum Energy Technologies, Inc.(a)	10,760	18,077
Frank’s International NV(a)(b)	14,440	74,655
FTS International, Inc.(a)(b)	4,077	4,240
Geospace Technologies Corp.(a)(b)	1,756	29,448
Helix Energy Solutions Group, Inc.(a)	18,888	181,892
Independence Contract Drilling, Inc.(a)	4,876	4,860
KLX Energy Services Holdings, Inc.(a)	2,946	18,972
Liberty Oilfield Services, Inc., Class A	7,371	81,966
Mammoth Energy Services, Inc.(b)	1,616	3,555
Matrix Service Co.(a)	3,515	80,423
McDermott International, Inc.(a)(b)	24,544	16,607
Nabors Industries Ltd.	47,783	137,615
National Energy Services Reunited Corp.(a)(b)	3,128	28,527
Natural Gas Services Group, Inc.(a)	1,654	20,278
NCS Multistage Holdings, Inc.(a)	1,349	2,833
Newpark Resources, Inc.(a)(b)	11,838	74,224
NexTier Oilfield Solutions, Inc.(a)	21,677	145,236
Nine Energy Service, Inc.(a)	2,255	17,634
Noble Corp. plc(a)(b)	32,761	39,968
Oceaneering International, Inc.(a)	13,187	196,618
Oil States International, Inc.(a)(b)	7,974	130,056
Pacific Drilling SA(a)	4,018	16,393
Parker Drilling Co.(a)	1,251	28,148
ProPetro Holding Corp.(a)	10,789	121,376
RigNet, Inc.(a)	2,020	13,332
RPC, Inc.(b)	7,902	41,407
SEACOR Holdings, Inc.(a)	2,389	103,085
SEACOR Marine Holdings, Inc.(a)	2,597	35,813
Seadrill Ltd.(a)(b)	7,937	20,160
Select Energy Services, Inc., Class A(a)	8,004	74,277
Smart Sand, Inc.(a)	3,545	8,933
Solaris Oilfield Infrastructure, Inc., Class A	4,133	57,862
TETRA Technologies, Inc.(a)	16,166	31,685
Tidewater, Inc.(a)(b)	5,115	98,617
US Silica Holdings, Inc.(b)	9,965	61,285

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Energy Equipment & Services (continued)
US Well Services, Inc.(a)	2,477	$4,682

		2,855,701

Entertainment — 0.2%
AMC Entertainment Holdings, Inc., Class A	6,901	49,963
Eros International plc(a)(b)	9,757	33,076
Gaia, Inc.(a)	1,765	14,102
Glu Mobile, Inc.(a)	15,672	94,816
IMAX Corp.(a)	7,122	145,503
Liberty Media Corp.-Liberty Braves, Class A(a)	1,316	39,019
Liberty Media Corp-Liberty Braves, Class C(a)	4,929	145,603
LiveXLive Media, Inc.(a)	3,650	5,639
Marcus Corp. (The)	3,022	96,009
Reading International, Inc., Class A(a)	2,052	22,962
Rosetta Stone, Inc.(a)	2,853	51,753

		698,445

Equity Real Estate Investment Trusts (REITs) — 7.0%
Acadia Realty Trust	11,333	293,865
Agree Realty Corp.(b)	5,530	388,040
Alexander & Baldwin, Inc.(b)	9,319	195,326
Alexander’s, Inc.	297	98,114
American Assets Trust, Inc.	6,435	295,367
American Finance Trust, Inc.(b)	14,443	191,514
Armada Hoffler Properties, Inc.	7,044	129,257
Ashford Hospitality Trust, Inc.	13,107	36,569
Bluerock Residential Growth REIT, Inc.	2,866	34,535
Braemar Hotels & Resorts, Inc.(b)	3,885	34,693
BRT Apartments Corp.	1,299	22,044
CareTrust REIT, Inc.(b)	12,910	266,333
CatchMark Timber Trust, Inc., Class A	6,522	74,807
CBL & Associates Properties, Inc.(b)	22,490	23,615
Cedar Realty Trust, Inc.	11,410	33,660
Chatham Lodging Trust(b)	6,324	115,982
CIM Commercial Trust Corp.	172	2,494
City Office REIT, Inc.	7,116	96,208
Clipper Realty, Inc.(b)	2,104	22,302
Community Healthcare Trust, Inc.(b)	2,447	104,878
CoreCivic, Inc.	16,155	280,774
CorEnergy Infrastructure Trust, Inc.(b)	1,747	78,108
CorePoint Lodging, Inc.	5,495	58,687
DiamondRock Hospitality Co.(b)	26,809	297,044
Easterly Government Properties, Inc.(b)	9,905	235,046
EastGroup Properties, Inc.	4,998	663,085
Essential Properties Realty Trust, Inc.	10,781	267,477
Farmland Partners, Inc.(b)	3,891	26,381
First Industrial Realty Trust, Inc.	16,833	698,738
Four Corners Property Trust, Inc.	9,263	261,124
Franklin Street Properties Corp.(b)	13,847	118,530
Front Yard Residential Corp.(b)	6,550	80,827
GEO Group, Inc. (The)	15,844	263,169
Getty Realty Corp.	4,442	146,009
Gladstone Commercial Corp.	4,127	90,216
Gladstone Land Corp.(b)	2,160	28,015
Global Medical REIT, Inc.(b)	4,163	55,077
Global Net Lease, Inc.	11,512	233,463
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	8,429	271,245
Healthcare Realty Trust, Inc.	17,693	590,415
Hersha Hospitality Trust	4,729	68,807
Independence Realty Trust, Inc.	12,288	173,015
Industrial Logistics Properties Trust	8,876	199,000
Innovative Industrial Properties, Inc.(b)	1,461	110,846
Investors Real Estate Trust	1,592	115,420
iStar, Inc.(b)	8,024	116,428

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Jernigan Capital, Inc.	2,856	$54,664
Kite Realty Group Trust	11,030	215,416
Lexington Realty Trust	32,301	343,037
LTC Properties, Inc.(b)	5,317	238,042
Mack-Cali Realty Corp.	11,750	271,778
Monmouth Real Estate Investment Corp.(b)	12,430	179,986
National Health Investors, Inc.(b)	5,689	463,540
National Storage Affiliates Trust(b)	7,962	267,682
New Senior Investment Group, Inc.	11,263	86,162
NexPoint Residential Trust, Inc.(b)	2,573	115,785
Office Properties Income Trust(b)	6,510	209,238
One Liberty Properties, Inc.	2,167	58,921
Pebblebrook Hotel Trust	17,314	464,188
Pennsylvania REIT(b)	9,137	48,700
Physicians Realty Trust(b)	25,123	475,830
Piedmont Office Realty Trust, Inc., Class A	16,715	371,742
PotlatchDeltic Corp.(b)	8,805	380,992
Preferred Apartment Communities, Inc., Class A	5,865	78,122
PS Business Parks, Inc.(b)	2,705	445,973
QTS Realty Trust, Inc., Class A	7,688	417,228
Retail Opportunity Investments Corp.	15,215	268,697
Retail Value, Inc.	1,898	69,846
Rexford Industrial Realty, Inc.(b)	14,784	675,185
RLJ Lodging Trust(b)	22,508	398,842
RPT Realty(b)	10,536	158,461
Ryman Hospitality Properties, Inc.	6,109	529,406
Sabra Health Care REIT, Inc.	25,618	546,688
Safehold, Inc.(b)	1,488	59,966
Saul Centers, Inc.	1,665	87,879
Senior Housing Properties Trust	32,026	270,299
Seritage Growth Properties, Class A(b)	4,601	184,408
STAG Industrial, Inc.	17,854	563,651
Summit Hotel Properties, Inc.(b)	13,781	170,058
Sunstone Hotel Investors, Inc.(b)	29,885	415,999
Tanger Factory Outlet Centers, Inc.(b)	12,206	179,794
Terreno Realty Corp.	8,704	471,235
UMH Properties, Inc.(b)	4,828	75,944
Uniti Group, Inc.(b)	25,036	205,546
Universal Health Realty Income Trust	1,711	200,803
Urban Edge Properties(b)	15,324	293,914
Urstadt Biddle Properties, Inc., Class A(b)	3,926	97,522
Washington Prime Group, Inc.(b)	24,825	90,363
Washington REIT	10,707	312,430
Whitestone REIT	5,069	69,040
Xenia Hotels & Resorts, Inc.(b)	15,090	326,095

		19,895,646

Food & Staples Retailing — 0.7%
Andersons, Inc. (The)	4,260	107,693
BJ’s Wholesale Club Holdings, Inc.(a)	14,851	337,712
Chefs’ Warehouse, Inc. (The)(a)	3,284	125,153
HF Foods Group, Inc.(a)(b)	1,009	19,676
Ingles Markets, Inc., Class A	1,873	88,986
Natural Grocers by Vitamin Cottage, Inc.(a)(b)	1,090	10,758
Performance Food Group Co.(a)	13,702	705,379
PriceSmart, Inc.(b)	2,991	212,421
Rite Aid Corp.(a)(b)	6,988	108,105
SpartanNash Co.	4,730	67,355
United Natural Foods, Inc.(a)(b)	6,695	58,648
Village Super Market, Inc., Class A	1,016	23,571
Weis Markets, Inc.(b)	1,268	51,341

		1,916,798

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) December 31, 2019	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products — 1.3%
Alico, Inc.	525	$18,811
B&G Foods, Inc.(b)	8,446	151,437
Bridgford Foods Corp.(a)	221	5,479
Calavo Growers, Inc.	2,191	198,483
Cal-Maine Foods, Inc.(b)	4,273	182,671
Darling Ingredients, Inc.(a)	21,861	613,857
Farmer Brothers Co.(a)	1,530	23,042
Fresh Del Monte Produce, Inc.	4,083	142,823
Freshpet, Inc.(a)	4,642	274,296
Hostess Brands, Inc.(a)	16,101	234,108
J&J Snack Foods Corp.	2,033	374,621
John B Sanfilippo & Son, Inc.	1,140	104,059
Lancaster Colony Corp.	2,516	402,812
Landec Corp.(a)	3,600	40,716
Limoneira Co.(b)	2,228	42,844
Sanderson Farms, Inc.	2,648	466,630
Seneca Foods Corp., Class A(a)	860	35,079
Simply Good Foods Co. (The)(a)	10,983	313,455
Tootsie Roll Industries, Inc.(b)	2,237	76,371

		3,701,594

Gas Utilities — 1.1%
Chesapeake Utilities Corp.	2,168	207,760
New Jersey Resources Corp.(b)	11,821	526,862
Northwest Natural Holding Co.(b)	4,103	302,514
ONE Gas, Inc.(b)	6,956	650,873
RGC Resources, Inc.	909	25,979
South Jersey Industries, Inc.	12,331	406,676
Southwest Gas Holdings, Inc.	7,230	549,263
Spire, Inc.	6,619	551,429

		3,221,356

Health Care Equipment & Supplies — 3.9%
Accuray, Inc.(a)(b)	11,846	33,406
Alphatec Holdings, Inc.(a)	5,097	36,163
AngioDynamics, Inc.(a)	4,838	77,456
Antares Pharma, Inc.(a)(b)	21,843	102,662
Apyx Medical Corp.(a)	4,436	37,529
AtriCure, Inc.(a)	5,023	163,298
Atrion Corp.	195	146,542
Avanos Medical, Inc.(a)(b)	6,412	216,084
AxoGen, Inc.(a)(b)	4,502	80,541
Axonics Modulation Technologies, Inc.(a)	2,085	57,775
BioLife Solutions, Inc.(a)	886	14,335
BioSig Technologies, Inc.(a)(b)	2,080	12,314
Cardiovascular Systems, Inc.(a)	4,619	224,437
Cerus Corp.(a)	18,696	78,897
Conformis, Inc.(a)	8,611	12,916
CONMED Corp.	3,669	410,304
CryoLife, Inc.(a)(b)	4,933	133,635
CryoPort, Inc.(a)(b)	4,233	69,675
Cutera, Inc.(a)	1,750	62,667
CytoSorbents Corp.(a)(b)	3,801	14,634
ElectroCore, Inc.(a)	865	1,375
GenMark Diagnostics, Inc.(a)	7,611	36,609
Glaukos Corp.(a)(b)	5,197	283,081
Globus Medical, Inc., Class A(a)	10,120	595,866
Haemonetics Corp.(a)(b)	6,817	783,273
Heska Corp.(a)	948	90,951
Inogen, Inc.(a)	2,475	169,117
Integer Holdings Corp.(a)	4,393	353,329
IntriCon Corp.(a)	1,189	21,402
Invacare Corp.(b)	4,375	39,463
iRadimed Corp.(a)	560	13,093
iRhythm Technologies, Inc.(a)(b)	3,347	227,897

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Lantheus Holdings, Inc.(a)	5,154	$105,709
LeMaitre Vascular, Inc.(b)	2,283	82,074
LivaNova plc(a)	6,481	488,862
Meridian Bioscience, Inc.	5,517	53,901
Merit Medical Systems, Inc.(a)(b)	7,236	225,908
Mesa Laboratories, Inc.	526	131,184
Misonix, Inc.(a)	977	18,182
Natus Medical, Inc.(a)	4,571	150,797
Neogen Corp.(a)(b)	6,824	445,334
Neuronetics, Inc.(a)	1,687	7,575
Nevro Corp.(a)	3,999	470,042
Novocure Ltd.(a)(b)	11,562	974,330
NuVasive, Inc.(a)(b)	6,912	534,574
OraSure Technologies, Inc.(a)	8,589	68,970
Orthofix Medical, Inc.(a)	2,446	112,956
OrthoPediatrics Corp.(a)	1,181	55,495
Pulse Biosciences, Inc.(a)	1,637	21,952
Quidel Corp.(a)	4,712	353,541
Rockwell Medical, Inc.(a)	7,556	18,437
RTI Surgical Holdings, Inc.(a)	7,485	20,509
SeaSpine Holdings Corp.(a)	2,217	26,626
Senseonics Holdings, Inc.(a)(b)	14,434	13,222
Shockwave Medical, Inc.(a)	3,392	148,977
SI-BONE, Inc.(a)	2,163	46,505
Sientra, Inc.(a)	5,194	46,434
Silk Road Medical, Inc.(a)	2,145	86,615
Soliton, Inc.(a)(b)	773	8,488
STAAR Surgical Co.(a)	6,016	211,583
Surmodics, Inc.(a)(b)	1,722	71,342
Tactile Systems Technology, Inc.(a)	2,456	165,805
Tandem Diabetes Care, Inc.(a)	7,502	447,194
TransEnterix, Inc.(a)	1,966	2,890
TransMedics Group, Inc.(a)	1,899	36,100
Utah Medical Products, Inc.(b)	456	49,202
Vapotherm, Inc.(a)(b)	2,092	25,439
Varex Imaging Corp.(a)	5,069	151,107
ViewRay, Inc.(a)	9,373	39,554
Wright Medical Group NV(a)(b)	16,795	511,912
Zynex, Inc.(b)	2,076	16,338

		11,046,391

Health Care Providers & Services — 2.2%
Addus HomeCare Corp.(a)(b)	1,661	161,482
Amedisys, Inc.(a)	4,175	696,891
American Renal Associates Holdings, Inc.(a)	2,512	26,049
AMN Healthcare Services, Inc.(a)	6,233	388,378
Apollo Medical Holdings, Inc.(a)	852	15,685
Avalon GloboCare Corp.(a)	2,720	5,250
BioTelemetry, Inc.(a)(b)	4,498	208,257
Brookdale Senior Living, Inc.(a)	24,828	180,500
Catasys, Inc.(a)(b)	948	15,462
Community Health Systems, Inc.(a)(b)	10,916	31,656
CorVel Corp.(a)	1,206	105,356
Cross Country Healthcare, Inc.(a)	4,593	53,371
Diplomat Pharmacy, Inc.(a)	7,537	30,148
Ensign Group, Inc. (The)	6,840	310,331
Enzo Biochem, Inc.(a)(b)	6,578	17,300
Genesis Healthcare, Inc.(a)(b)	8,928	14,642
Hanger, Inc.(a)	4,879	134,709
HealthEquity, Inc.(a)	9,243	684,629
Joint Corp. (The)(a)	1,756	28,342
LHC Group, Inc.(a)	4,007	552,004
Magellan Health, Inc.(a)	2,935	229,664
National HealthCare Corp.	1,684	145,548
National Research Corp.	1,618	106,691

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Option Care Health, Inc.(a)(b)	16,802	$62,672
Owens & Minor, Inc.	8,111	41,934
Patterson Cos., Inc.	11,320	231,834
Pennant Group, Inc. (The)(a)	3,420	113,099
PetIQ, Inc.(a)	2,550	63,878
Progyny, Inc.(a)	1,544	42,383
Providence Service Corp. (The)(a)	1,594	94,333
R1 RCM, Inc.(a)	13,668	177,411
RadNet, Inc.(a)	5,657	114,837
Select Medical Holdings Corp.(a)	14,643	341,768
Surgery Partners, Inc.(a)	3,306	51,755
Tenet Healthcare Corp.(a)	13,692	520,707
Tivity Health, Inc.(a)	6,458	131,388
Triple-S Management Corp., Class B(a)	3,082	56,986
US Physical Therapy, Inc.	1,709	195,424

		6,382,754

Health Care Technology — 1.0%
Allscripts Healthcare Solutions, Inc.(a)	21,537	211,386
Castlight Health, Inc., Class B(a)	13,619	18,113
Computer Programs & Systems, Inc.	1,726	45,566
Evolent Health, Inc., Class A(a)	9,811	88,790
Health Catalyst, Inc.(a)(b)	1,090	37,823
HealthStream, Inc.	3,440	93,568
HMS Holdings Corp.(a)	11,750	347,800
Inovalon Holdings, Inc., Class A(a)	9,518	179,129
Inspire Medical Systems, Inc.(a)	1,806	134,023
Livongo Health, Inc.(a)	1,947	48,792
NextGen Healthcare, Inc.(a)	7,340	117,954
Omnicell, Inc.(a)	5,540	452,729
OptimizeRx Corp.(a)	1,594	16,370
Phreesia, Inc.(a)	1,375	36,630
Simulations Plus, Inc.(b)	1,600	46,512
Tabula Rasa HealthCare, Inc.(a)(b)	2,639	128,466
Teladoc Health, Inc.(a)	9,661	808,819
Vocera Communications, Inc.(a)	4,159	86,341

		2,898,811

Hotels, Restaurants & Leisure — 2.6%
BBX Capital Corp.	8,715	41,571
Biglari Holdings, Inc., Class B(a)	152	17,392
BJ’s Restaurants, Inc.	2,546	96,646
Bloomin’ Brands, Inc.(b)	11,584	255,659
Bluegreen Vacations Corp.	972	10,050
Boyd Gaming Corp.(b)	10,727	321,166
Brinker International, Inc.(b)	5,036	211,512
Carrols Restaurant Group, Inc.(a)	4,613	32,522
Century Casinos, Inc.(a)	3,588	28,417
Cheesecake Factory, Inc. (The)	5,537	215,168
Churchill Downs, Inc.	4,678	641,822
Chuy’s Holdings, Inc.(a)(b)	2,223	57,620
Cracker Barrel Old Country Store, Inc.(b)	3,200	491,968
Dave & Buster’s Entertainment, Inc.	4,108	165,018
Del Taco Restaurants, Inc.(a)	3,868	30,577
Denny’s Corp.(a)(b)	7,710	153,275
Dine Brands Global, Inc.(b)	2,126	177,564
Drive Shack, Inc.(a)	8,029	29,386
El Pollo Loco Holdings, Inc.(a)	2,603	39,409
Eldorado Resorts, Inc.(a)(b)	8,769	522,983
Everi Holdings, Inc.(a)	9,138	122,723
Fiesta Restaurant Group, Inc.(a)	3,154	31,193
Golden Entertainment, Inc.(a)	2,413	46,378
Habit Restaurants, Inc. (The), Class A(a)	2,656	27,702
Inspired Entertainment, Inc.(a)	1,142	7,709
J Alexander’s Holdings, Inc.(a)	1,880	17,973

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Jack in the Box, Inc.	3,435	$268,033
Kura Sushi USA, Inc., Class A(a)	452	11,503
Lindblad Expeditions Holdings, Inc.(a)	3,075	50,276
Marriott Vacations Worldwide Corp.	5,513	709,854
Monarch Casino & Resort, Inc.(a)	1,502	72,922
Nathan’s Famous, Inc.	366	25,942
Noodles & Co.(a)	3,878	21,484
Papa John’s International, Inc.	2,949	186,229
Penn National Gaming, Inc.(a)	14,623	373,764
PlayAGS, Inc.(a)	3,591	43,559
Potbelly Corp.(a)(b)	3,040	12,829
RCI Hospitality Holdings, Inc.	1,101	22,571
Red Lion Hotels Corp.(a)	3,230	12,048
Red Robin Gourmet Burgers, Inc.(a)(b)	1,725	56,960
Red Rock Resorts, Inc., Class A(b)	9,491	227,309
Ruth’s Hospitality Group, Inc.	3,835	83,469
Scientific Games Corp., Class A(a)	7,587	203,180
SeaWorld Entertainment, Inc.(a)	6,391	202,659
Shake Shack, Inc., Class A(a)	3,927	233,931
Target Hospitality Corp.(a)(b)	4,408	22,040
Texas Roadhouse, Inc.	8,791	495,109
Twin River Worldwide Holdings, Inc.(a)(b)	2,322	59,559
Wingstop, Inc.	3,906	336,814

		7,525,447

Household Durables — 1.7%
Bassett Furniture Industries, Inc.	1,195	19,933
Beazer Homes USA, Inc.(a)	3,883	54,867
Cavco Industries, Inc.(a)	1,172	228,985
Century Communities, Inc.(a)	3,474	95,014
Ethan Allen Interiors, Inc.(b)	3,176	60,535
Flexsteel Industries, Inc.	891	17,749
GoPro, Inc., Class A(a)	16,564	71,888
Green Brick Partners, Inc.(a)	2,967	34,061
Hamilton Beach Brands Holding Co., Class A	1,018	19,444
Helen of Troy Ltd.(a)	3,343	601,038
Hooker Furniture Corp.(b)	1,537	39,486
Installed Building Products, Inc.(a)	3,057	210,536
iRobot Corp.(a)	3,712	187,939
KB Home	11,411	391,055
La-Z-Boy, Inc.	6,025	189,667
Legacy Housing Corp.(a)	610	10,150
LGI Homes, Inc.(a)(b)	2,703	190,967
Lifetime Brands, Inc.(b)	1,738	12,079
Lovesac Co. (The)(a)(b)	1,244	19,966
M/I Homes, Inc.(a)	3,678	144,729
MDC Holdings, Inc.	6,701	255,710
Meritage Homes Corp.(a)	4,920	300,661
Purple Innovation, Inc.(a)	885	7,708
Skyline Champion Corp.(b)	6,806	215,750
Sonos, Inc.(a)	9,425	147,218
Taylor Morrison Home Corp., Class A(a)	14,009	306,237
TopBuild Corp.(a)	4,455	459,221
TRI Pointe Group, Inc.(a)	18,422	287,015
Tupperware Brands Corp.	6,622	56,817
Universal Electronics, Inc.(a)	1,789	93,493
William Lyon Homes, Class A(a)	4,242	84,755
ZAGG, Inc.(a)	3,629	29,431

		4,844,104

Household Products — 0.2%
Central Garden & Pet Co.(a)	1,469	45,642
Central Garden & Pet Co., Class A(a)	5,690	167,058
Oil-Dri Corp. of America	759	27,514

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) December 31, 2019	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Products (continued)
WD-40 Co.(b)	1,855	$360,130

		600,344

Independent Power and Renewable Electricity Producers — 0.4%
Atlantic Power Corp.(a)	15,883	37,007
Clearway Energy, Inc.(b)	14,713	289,685
Ormat Technologies, Inc.	5,371	400,247
Pattern Energy Group, Inc., Class A	11,757	314,559
Sunnova Energy International, Inc.(a)	1,802	20,110
TerraForm Power, Inc., Class A	10,079	155,116

		1,216,724

Industrial Conglomerates — 0.1%
Raven Industries, Inc.	4,775	164,546

Insurance — 2.3%
Ambac Financial Group, Inc.(a)	6,015	129,744
American Equity Investment Life Holding Co.	12,119	362,722
AMERISAFE, Inc.(b)	2,537	167,518
Argo Group International Holdings Ltd.(b)	4,423	290,812
BRP Group, Inc., Class A(a)	2,004	32,164
Citizens, Inc.(a)(b)	6,570	44,347
CNO Financial Group, Inc.	20,137	365,084
Crawford & Co., Class A(b)	2,073	23,777
Donegal Group, Inc., Class A	1,325	19,637
eHealth, Inc.(a)	3,022	290,354
Employers Holdings, Inc.(b)	4,281	178,732
Enstar Group Ltd.(a)	1,530	316,496
FBL Financial Group, Inc., Class A	1,313	77,375
FedNat Holding Co.	1,731	28,787
Genworth Financial, Inc., Class A(a)	68,535	301,554
Global Indemnity Ltd.	1,088	32,237
Goosehead Insurance, Inc., Class A(b)	1,510	64,024
Greenlight Capital Re Ltd., Class A(a)(b)	3,963	40,066
Hallmark Financial Services, Inc.(a)	1,903	33,436
HCI Group, Inc.(b)	877	40,035
Health Insurance Innovations, Inc., Class A(a)(b)	1,333	25,714
Heritage Insurance Holdings, Inc.(b)	3,616	47,912
Horace Mann Educators Corp.	5,465	238,602
Independence Holding Co.(b)	675	28,404
Investors Title Co.	200	31,840
James River Group Holdings Ltd.	3,701	152,518
Kinsale Capital Group, Inc.(b)	2,762	280,785
MBIA, Inc.(a)	10,014	93,130
National General Holdings Corp.(b)	9,161	202,458
National Western Life Group, Inc., Class A	303	88,137
NI Holdings, Inc.(a)(b)	1,375	23,650
Palomar Holdings, Inc.(a)(b)	1,667	84,167
ProAssurance Corp.(b)	7,051	254,823
ProSight Global, Inc.(a)	1,224	19,743
Protective Insurance Corp., Class B	1,437	23,121
RLI Corp.(b)	5,332	479,987
Safety Insurance Group, Inc.	1,948	180,248
Selective Insurance Group, Inc.(b)	7,791	507,895
State Auto Financial Corp.	2,371	73,548
Stewart Information Services Corp.	3,161	128,937
Third Point Reinsurance Ltd.(a)	9,835	103,464
Tiptree, Inc.(b)	3,208	26,113
Trupanion, Inc.(a)	3,847	144,109
United Fire Group, Inc.	2,899	126,773
United Insurance Holdings Corp.	2,729	34,413
Universal Insurance Holdings, Inc.	3,968	111,064
Watford Holdings Ltd.(a)	2,719	68,410

		6,418,866

Security	Shares	Value

Interactive Media & Services — 0.4%(a)
Care.com, Inc.	2,987	$44,895
Cargurus, Inc.	10,028	352,785
Cars.com, Inc.	8,957	109,454
DHI Group, Inc.	6,873	20,688
Eventbrite, Inc., Class A	4,936	99,559
EverQuote, Inc., Class A	1,140	39,159
Liberty TripAdvisor Holdings, Inc., Class A	9,645	70,891
Meet Group, Inc. (The)	9,223	46,207
QuinStreet, Inc.	6,116	93,636
Travelzoo	766	8,196
TrueCar, Inc.	14,047	66,723
Yelp, Inc.	9,125	317,824

		1,270,017

Internet & Direct Marketing Retail — 0.4%
1-800-Flowers.com, Inc., Class A(a)	3,304	47,908
Duluth Holdings, Inc., Class B(a)	1,462	15,395
Groupon, Inc.(a)	61,253	146,395
Lands’ End, Inc.(a)	1,541	25,889
Leaf Group Ltd.(a)	2,590	10,360
Liquidity Services, Inc.(a)	4,077	24,299
Overstock.com, Inc.(a)	3,652	25,747
PetMed Express, Inc.	2,650	62,328
Quotient Technology, Inc.(a)(b)	10,025	98,846
RealReal, Inc. (The)(a)	2,347	44,241
Rubicon Project, Inc. (The)(a)	6,457	52,689
Shutterstock, Inc.(b)	2,631	112,817
Stamps.com, Inc.(a)	2,263	189,006
Stitch Fix, Inc., Class A(a)	5,667	145,415
Waitr Holdings, Inc.(a)	7,065	2,275

		1,003,610

IT Services — 2.2%
Brightcove, Inc.(a)	5,103	44,345
Cardtronics plc, Class A(a)	4,895	218,562
Cass Information Systems, Inc.(b)	1,904	109,937
Conduent, Inc.(a)	23,405	145,111
CSG Systems International, Inc.	4,413	228,505
Endurance International Group Holdings, Inc.(a)(b)	9,321	43,809
EVERTEC, Inc.	8,264	281,307
Evo Payments, Inc., Class A(a)(b)	4,754	125,553
Exela Technologies, Inc.(a)	6,071	2,475
ExlService Holdings, Inc.(a)	4,462	309,931
GTT Communications, Inc.(a)(b)	4,521	51,313
Hackett Group, Inc. (The)	3,187	51,438
I3 Verticals, Inc., Class A(a)(b)	1,874	52,940
Information Services Group, Inc.(a)	5,071	12,830
International Money Express, Inc.(a)	1,670	20,107
KBR, Inc.	18,851	574,955
Limelight Networks, Inc.(a)	14,509	59,197
LiveRamp Holdings, Inc.(a)(b)	9,061	435,562
ManTech International Corp., Class A	3,618	289,006
MAXIMUS, Inc.	8,467	629,860
NIC, Inc.	8,887	198,624
Paysign, Inc.(a)(b)	4,001	40,610
Perficient, Inc.(a)	4,252	195,890
Perspecta, Inc.	18,622	492,366
PRGX Global, Inc.(a)(b)	2,445	12,029
Priority Technology Holdings, Inc.(a)	801	1,962
Science Applications International Corp.(b)	7,706	670,576
StarTek, Inc.(a)(b)	2,147	17,133
Sykes Enterprises, Inc.(a)(b)	5,131	189,796
TTEC Holdings, Inc.	1,906	75,516
Tucows, Inc., Class A(a)	1,263	78,028

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Unisys Corp.(a)	6,703	$79,498
Verra Mobility Corp.(a)	17,017	238,068
Virtusa Corp.(a)	3,897	176,651

		6,153,490

Leisure Products — 0.4%
Acushnet Holdings Corp.(b)	4,807	156,227
American Outdoor Brands Corp.(a)(b)	7,134	66,204
Callaway Golf Co.(b)	12,442	263,770
Clarus Corp.(b)	2,876	38,999
Escalade, Inc.(b)	1,657	16,288
Johnson Outdoors, Inc., Class A(b)	647	49,625
Malibu Boats, Inc., Class A(a)	2,862	117,199
Marine Products Corp.	921	13,262
MasterCraft Boat Holdings, Inc.(a)	2,448	38,556
Sturm Ruger & Co., Inc.(b)	2,233	105,018
Vista Outdoor, Inc.(a)	7,581	56,706
YETI Holdings, Inc.(a)	5,464	190,038

		1,111,892

Life Sciences Tools & Services — 0.9%
Accelerate Diagnostics, Inc.(a)(b)	3,726	62,969
ChromaDex Corp.(a)	4,789	20,641
Codexis, Inc.(a)	7,145	114,249
Fluidigm Corp.(a)(b)	9,326	32,454
Luminex Corp.(b)	5,765	133,517
Medpace Holdings, Inc.(a)	3,729	313,460
NanoString Technologies, Inc.(a)	4,460	124,077
NeoGenomics, Inc.(a)	12,873	376,535
Pacific Biosciences of California, Inc.(a)	19,248	98,935
Personalis, Inc.(a)	1,196	13,036
Quanterix Corp.(a)	1,749	41,329
Repligen Corp.(a)	6,989	646,483
Syneos Health, Inc.(a)	8,311	494,297

		2,471,982

Machinery — 3.8%
Actuant Corp., Class A	7,319	190,514
Alamo Group, Inc.(b)	1,332	167,233
Albany International Corp., Class A	4,127	313,322
Altra Industrial Motion Corp.(b)	8,564	310,102
Astec Industries, Inc.(b)	3,042	127,764
Barnes Group, Inc.(b)	6,274	388,737
Blue Bird Corp.(a)	1,933	44,304
Briggs & Stratton Corp.	5,511	36,703
Chart Industries, Inc.(a)	4,794	323,547
CIRCOR International, Inc.(a)	2,639	122,027
Columbus McKinnon Corp.	3,096	123,933
Commercial Vehicle Group, Inc.(a)	3,913	24,848
Douglas Dynamics, Inc.(b)	2,982	164,010
Eastern Co. (The)	730	22,287
Energy Recovery, Inc.(a)	5,077	49,704
EnPro Industries, Inc.	2,750	183,920
ESCO Technologies, Inc.	3,449	319,033
Evoqua Water Technologies Corp.(a)	10,052	190,485
Federal Signal Corp.(b)	8,094	261,032
Franklin Electric Co., Inc.	6,153	352,690
Gencor Industries, Inc.(a)(b)	1,255	14,646
Gorman-Rupp Co. (The)(b)	2,343	87,863
Graham Corp.(b)	1,423	31,135
Greenbrier Cos., Inc. (The)(b)	4,385	142,206
Harsco Corp.(a)	10,381	238,867
Helios Technologies, Inc.(b)	3,957	182,932
Hillenbrand, Inc.	9,822	327,171
Hurco Cos., Inc.	896	34,371
Hyster-Yale Materials Handling, Inc.	1,377	81,188

Security	Shares	Value

Machinery (continued)
John Bean Technologies Corp.(b)	4,152	$467,764
Kadant, Inc.(b)	1,452	152,954
Kennametal, Inc.(b)	10,932	403,281
LB Foster Co., Class A(a)	1,317	25,523
Lindsay Corp.(b)	1,425	136,786
Luxfer Holdings plc(b)	3,655	67,654
Lydall, Inc.(a)	2,247	46,108
Manitowoc Co., Inc. (The)(a)	4,691	82,093
Meritor, Inc.(a)	9,992	261,690
Miller Industries, Inc.	1,464	54,358
Mueller Industries, Inc.(b)	7,529	239,046
Mueller Water Products, Inc., Class A	21,199	253,964
Navistar International Corp.(a)	6,700	193,898
NN, Inc.(b)	5,677	52,512
Omega Flex, Inc.(b)	370	39,697
Park-Ohio Holdings Corp.	1,153	38,798
Proto Labs, Inc.(a)(b)	3,590	364,565
RBC Bearings, Inc.(a)	3,228	511,122
REV Group, Inc.	3,588	43,881
Rexnord Corp.(a)	14,201	463,237
Spartan Motors, Inc.	4,530	81,902
SPX Corp.(a)	5,913	300,853
SPX FLOW, Inc.(a)	5,574	272,401
Standex International Corp.	1,691	134,181
Tennant Co.	2,395	186,618
Terex Corp.(b)	8,559	254,887
Titan International, Inc.(b)	6,671	24,149
TriMas Corp.(a)	6,087	191,193
Twin Disc, Inc.(a)	1,346	14,833
Wabash National Corp.	7,248	106,473
Watts Water Technologies, Inc., Class A	3,674	366,518
Welbilt, Inc.(a)(b)	17,505	273,253

		10,962,766

Marine — 0.1%
Costamare, Inc.	7,116	67,816
Eagle Bulk Shipping, Inc.(a)(b)	5,652	25,999
Genco Shipping & Trading Ltd.(a)(b)	2,022	21,474
Matson, Inc.(b)	5,658	230,846
Safe Bulkers, Inc.(a)	7,634	12,978
Scorpio Bulkers, Inc.(b)	7,727	49,221

		408,334

Media — 0.9%
Boston Omaha Corp., Class A(a)	1,347	28,341
Cardlytics, Inc.(a)	1,838	115,537
Central European Media Enterprises Ltd., Class A(a)	11,908	53,943
Clear Channel Outdoor Holdings, Inc.(a)	5,317	15,207
comScore, Inc.(a)	6,621	32,708
Cumulus Media, Inc., Class A(a)	1,889	33,190
Daily Journal Corp.(a)	144	41,820
Emerald Expositions Events, Inc.(b)	3,293	34,741
Entercom Communications Corp., Class A(b)	15,867	73,623
Entravision Communications Corp., Class A(b).	8,032	21,044
EW Scripps Co. (The), Class A	7,392	116,128
Fluent, Inc.(a)	6,226	15,565
Gannett Co., Inc.(b)	15,730	100,357
Gray Television, Inc.(a)	12,304	263,798
Hemisphere Media Group, Inc.(a)(b)	2,547	37,823
Lee Enterprises, Inc.(a)	7,095	10,075
Liberty Latin America Ltd., Class A(a)	6,060	116,958
Liberty Latin America Ltd., Class C(a)	15,153	294,877
Loral Space & Communications, Inc.(a)	1,705	55,105
Marchex, Inc., Class B(a)	4,549	17,195

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) December 31, 2019	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Media (continued)
MDC Partners, Inc., Class A(a)	7,197	$20,008
Meredith Corp.	5,382	174,753
MSG Networks, Inc., Class A(a)	5,719	99,510
National CineMedia, Inc.	8,637	62,964
Saga Communications, Inc., Class A(b)	599	18,210
Scholastic Corp.(b)	4,045	155,530
TechTarget, Inc.(a)	3,072	80,179
TEGNA, Inc.(b)	28,943	483,059
Tribune Publishing Co.(a)	2,161	28,439
WideOpenWest, Inc.(a)(b)	3,185	23,633

		2,624,320

Metals & Mining — 1.3%
AK Steel Holding Corp.(a)	41,835	137,637
Allegheny Technologies, Inc.(a)(b)	16,744	345,931
Carpenter Technology Corp.	6,379	317,547
Century Aluminum Co.(a)	6,633	49,847
Cleveland-Cliffs, Inc.(b)	35,779	300,544
Coeur Mining, Inc.(a)	31,820	257,106
Commercial Metals Co.	15,696	349,550
Compass Minerals International, Inc.	4,623	281,818
Gold Resource Corp.(b)	7,798	43,201
Haynes International, Inc.	1,648	58,966
Hecla Mining Co.	65,190	220,994
Kaiser Aluminum Corp.	2,096	232,425
Materion Corp.	2,752	163,606
Mayville Engineering Co., Inc.(a)(b)	877	8,226
Novagold Resources, Inc.(a)(b)	31,092	278,584
Olympic Steel, Inc.	1,022	18,314
Ramaco Resources, Inc.(a)	928	3,322
Ryerson Holding Corp.(a)(b)	2,354	27,848
Schnitzer Steel Industries, Inc., Class A(b)	3,479	75,425
SunCoke Energy, Inc.(a)	10,127	63,091
Synalloy Corp.	1,286	16,602
TimkenSteel Corp.(a)	5,311	41,745
Warrior Met Coal, Inc.	6,987	147,635
Worthington Industries, Inc.	5,148	217,143

		3,657,107

Mortgage Real Estate Investment Trusts (REITs) — 1.3%
AG Mortgage Investment Trust, Inc.(b)	4,470	68,927
Anworth Mortgage Asset Corp.	12,933	45,524
Apollo Commercial Real Estate Finance, Inc.	20,686	378,347
Ares Commercial Real Estate Corp.(b)	3,558	56,359
Arlington Asset Investment Corp., Class A(b)	5,008	27,895
ARMOUR Residential REIT, Inc.	8,167	145,944
Blackstone Mortgage Trust, Inc., Class A(b)	16,931	630,172
Capstead Mortgage Corp.(b)	12,221	96,790
Cherry Hill Mortgage Investment Corp.(b)	2,191	31,967
Colony Credit Real Estate, Inc.(b)	10,769	141,720
Dynex Capital, Inc.(b)	3,313	56,122
Ellington Financial, Inc.	4,110	75,336
Exantas Capital Corp.(b)	4,032	47,618
Granite Point Mortgage Trust, Inc.(b)	7,083	130,186
Great Ajax Corp.	2,117	31,353
Invesco Mortgage Capital, Inc.	19,402	323,043
KKR Real Estate Finance Trust, Inc.(b)	3,431	70,061
Ladder Capital Corp.(b)	13,928	251,261
New York Mortgage Trust, Inc.(b)	35,096	218,648
Orchid Island Capital, Inc.(b)	8,529	49,895
PennyMac Mortgage Investment Trust	11,656	259,812
Ready Capital Corp.	4,182	64,486
Redwood Trust, Inc.(b)	14,888	246,248
TPG RE Finance Trust, Inc.	6,654	134,877

Security	Shares	Value

Mortgage Real Estate Investment Trusts (REITs) (continued)
Western Asset Mortgage Capital Corp.(b)	6,847	$70,729

		3,653,320

Multiline Retail — 0.1%
Big Lots, Inc.(b)	5,334	153,192
Dillard’s, Inc., Class A(b)	1,330	97,728
JC Penney Co., Inc.(a)	41,696	46,700

		297,620

Multi-Utilities — 0.6%
Avista Corp.	8,874	426,751
Black Hills Corp.	8,130	638,530
NorthWestern Corp.	6,743	483,271
Unitil Corp.	1,933	119,498

		1,668,050

Oil, Gas & Consumable Fuels — 2.1%
Abraxas Petroleum Corp.(a)	20,376	7,154
Altus Midstream Co.(a)(b)	6,733	19,256
Amplify Energy Corp.(b)	1,547	10,226
Arch Coal, Inc., Class A(b)	2,007	143,982
Ardmore Shipping Corp.(a)	4,444	40,218
Berry Petroleum Corp.(b)	8,603	81,126
Bonanza Creek Energy, Inc.(a)	2,503	58,420
Brigham Minerals, Inc., Class A(a)	2,188	46,911
California Resources Corp.(a)(b)	6,549	59,137
Callon Petroleum Co.(a)	52,440	253,285
Chaparral Energy, Inc., Class A(a)	4,210	7,410
Clean Energy Fuels Corp.(a)	18,219	42,632
CNX Resources Corp.(a)	24,816	219,622
Comstock Resources, Inc.(a)	2,053	16,896
CONSOL Energy, Inc.(a)	3,730	54,122
Contura Energy, Inc.(a)	2,568	23,240
CVR Energy, Inc.(b)	4,018	162,448
Delek US Holdings, Inc.(b)	9,851	330,304
Denbury Resources, Inc.(a)(b)	61,047	86,076
DHT Holdings, Inc.	12,204	101,049
Diamond S Shipping, Inc.(a)	2,946	49,316
Dorian LPG Ltd.(a)	3,739	57,880
Earthstone Energy, Inc., Class A(a)(b)	2,843	17,996
Energy Fuels, Inc.(a)	11,654	22,259
Evolution Petroleum Corp.	3,310	18,106
Extraction Oil & Gas, Inc.(a)(b)	11,504	24,388
Falcon Minerals Corp.(a)(b)	5,120	36,147
GasLog Ltd.(b)	5,410	52,964
Golar LNG Ltd.	12,612	179,343
Goodrich Petroleum Corp.(a)	1,356	13,614
Green Plains, Inc.	4,822	74,403
Gulfport Energy Corp.(a)	21,910	66,606
Hallador Energy Co.	2,493	7,404
HighPoint Resources Corp.(a)	14,441	24,405
International Seaways, Inc.(a)	3,396	101,065
Jagged Peak Energy, Inc.(a)	8,718	74,016
Laredo Petroleum, Inc.(a)	24,586	70,562
Magnolia Oil & Gas Corp., Class A(a)	13,573	170,748
Matador Resources Co.(a)	14,781	265,615
Montage Resources Corp.(a)	2,916	23,153
NACCO Industries, Inc., Class A	496	23,228
NextDecade Corp.(a)	1,214	7,454
Nordic American Tankers Ltd.(b)	18,951	93,239
Northern Oil and Gas, Inc.(a)	37,817	88,492
Oasis Petroleum, Inc.(a)	43,283	141,103
Overseas Shipholding Group, Inc., Class A(a)	9,123	20,983
Panhandle Oil and Gas, Inc., Class A	2,093	23,463
Par Pacific Holdings, Inc.(a)	4,580	106,439
PDC Energy, Inc.(a)	8,224	215,222

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Peabody Energy Corp.	8,523	$77,730
Penn Virginia Corp.(a)	1,845	55,996
PrimeEnergy Resources Corp.(a)	68	10,286
QEP Resources, Inc.(a)	32,392	145,764
Renewable Energy Group, Inc.(a)(b)	4,902	132,109
REX American Resources Corp.(a)(b)	756	61,962
Ring Energy, Inc.(a)(b)	7,602	20,069
Rosehill Resources, Inc.(a)	1,463	1,873
SandRidge Energy, Inc.(a)	3,997	16,947
Scorpio Tankers, Inc.(b)	5,870	230,926
SFL Corp. Ltd.(b)	10,822	157,352
SilverBow Resources, Inc.(a)	792	7,841
SM Energy Co.(b)	15,199	170,837
Southwestern Energy Co.(a)	72,361	175,114
SRC Energy, Inc.(a)	32,217	132,734
Talos Energy, Inc.(a)	2,676	80,681
Teekay Corp.	9,099	48,407
Teekay Tankers Ltd., Class A(a)(b)	3,168	75,937
Tellurian, Inc.(a)	12,799	93,177
Unit Corp.(a)	6,950	4,834
Uranium Energy Corp.(a)	24,505	22,525
W&T Offshore, Inc.(a)	12,348	68,655
Whiting Petroleum Corp.(a)	12,356	90,693
World Fuel Services Corp.	8,650	375,583

		6,091,159

Paper & Forest Products — 0.4%
Boise Cascade Co.	5,163	188,604
Clearwater Paper Corp.(a)	2,145	45,817
Louisiana-Pacific Corp.	15,728	466,650
Neenah, Inc.	2,296	161,707
PH Glatfelter Co.(b)	5,770	105,591
Schweitzer-Mauduit International, Inc.(b)	4,246	178,290
Verso Corp., Class A(a)	4,578	82,541

		1,229,200

Personal Products — 0.3%
BellRing Brands, Inc., Class A(a)	5,294	112,709
Edgewell Personal Care Co.(a)	7,362	227,928
elf Beauty, Inc.(a)	3,563	57,471
Inter Parfums, Inc.	2,391	173,850
Lifevantage Corp.(a)(b)	1,846	28,816
Medifast, Inc.(b)	1,475	161,631
Nature’s Sunshine Products, Inc.(a)	1,254	11,198
Revlon, Inc., Class A(a)(b)	1,015	21,741
USANA Health Sciences, Inc.(a)	1,669	131,100
Youngevity International, Inc.(a)	1,062	3,462

		929,906

Pharmaceuticals — 1.9%
AcelRx Pharmaceuticals, Inc.(a)	10,527	22,212
Acer Therapeutics, Inc.(a)	1,275	5,113
Aclaris Therapeutics, Inc.(a)	4,586	8,668
Aerie Pharmaceuticals, Inc.(a)(b)	5,718	138,204
Akorn, Inc.(a)	12,399	18,598
Amneal Pharmaceuticals, Inc.(a)	15,791	76,113
Amphastar Pharmaceuticals, Inc.(a)(b)	4,978	96,026
ANI Pharmaceuticals, Inc.(a)	1,233	76,039
Arvinas, Inc.(a)	2,829	116,244
Assertio Therapeutics, Inc.(a)	8,735	10,919
Axsome Therapeutics, Inc.(a)	3,283	339,331
BioDelivery Sciences International, Inc.(a)	10,900	68,888
Cara Therapeutics, Inc.(a)	5,380	86,672
cbdMD, Inc.(a)	1,245	2,814
Cerecor, Inc.(a)	2,832	15,264
Chiasma, Inc.(a)	4,596	22,796

Security	Shares	Value

Pharmaceuticals (continued)
Collegium Pharmaceutical, Inc.(a)	4,353	$89,585
Corcept Therapeutics, Inc.(a)	12,970	156,937
Corium International, Inc.(a)(c)	3,221	580
CorMedix, Inc.(a)	3,152	22,947
Cymabay Therapeutics, Inc.(a)	9,305	18,238
Dermira, Inc.(a)(b)	6,291	95,372
Eloxx Pharmaceuticals, Inc.(a)	2,875	21,160
Endo International plc(a)	29,752	139,537
Evofem Biosciences, Inc.(a)	1,861	11,482
Evolus, Inc.(a)	1,971	23,987
EyePoint Pharmaceuticals, Inc.(a)(b)	8,209	12,724
Innoviva, Inc.(a)(b)	8,658	122,597
Intersect ENT, Inc.(a)	4,208	104,779
Intra-Cellular Therapies, Inc.(a)	5,947	204,042
Kala Pharmaceuticals, Inc.(a)(b)	3,181	11,738
Kaleido Biosciences, Inc.(a)	662	3,323
Lannett Co., Inc.(a)	4,271	37,670
Liquidia Technologies, Inc.(a)	1,777	7,597
Mallinckrodt plc(a)(b)	11,555	40,327
Marinus Pharmaceuticals, Inc.(a)	6,383	13,787
Menlo Therapeutics, Inc.(a)	2,055	9,535
MyoKardia, Inc.(a)	6,004	437,602
NGM Biopharmaceuticals, Inc.(a)	3,250	60,092
Ocular Therapeutix, Inc.(a)	5,170	20,421
Odonate Therapeutics, Inc.(a)	1,534	49,778
Omeros Corp.(a)	6,422	90,486
Optinose, Inc.(a)(b)	3,372	31,090
Osmotica Pharmaceuticals plc(a)	920	6,431
Pacira BioSciences, Inc.(a)	5,482	248,335
Paratek Pharmaceuticals, Inc.(a)(b)	4,042	16,289
Phathom Pharmaceuticals, Inc.(a)	1,432	44,592
Phibro Animal Health Corp., Class A	2,821	70,045
Prestige Consumer Healthcare, Inc.(a)	6,869	278,194
Reata Pharmaceuticals, Inc., Class A(a)	2,984	610,019
Recro Pharma, Inc.(a)	2,701	49,509
resTORbio, Inc.(a)	2,014	3,001
Revance Therapeutics, Inc.(a)(b)	5,983	97,104
SIGA Technologies, Inc.(a)(b)	7,860	37,492
Strongbridge Biopharma plc(a)	4,835	10,105
Supernus Pharmaceuticals, Inc.(a)	6,672	158,260
TherapeuticsMD, Inc.(a)	26,706	64,628
Theravance Biopharma, Inc.(a)(b)	6,018	155,806
Tricida, Inc.(a)	2,949	111,295
Verrica Pharmaceuticals, Inc.(a)(b)	1,977	31,415
WaVe Life Sciences Ltd.(a)	3,046	24,414
Xeris Pharmaceuticals, Inc.(a)	3,600	25,380
Zogenix, Inc.(a)	5,772	300,894
Zynerba Pharmaceuticals, Inc.(a)(b)	2,814	16,997

		5,301,519

Professional Services — 1.5%
Acacia Research Corp.(a)	5,266	14,008
ASGN, Inc.(a)	6,802	482,738
Barrett Business Services, Inc.	965	87,294
BG Staffing, Inc.	1,420	31,084
CBIZ, Inc.(a)	6,852	184,730
CRA International, Inc.	1,043	56,812
Exponent, Inc.	6,968	480,862
Forrester Research, Inc.	1,475	61,508
Franklin Covey Co.(a)	1,317	42,447
FTI Consulting, Inc.(a)	4,957	548,542
GP Strategies Corp.(a)	1,543	20,414
Heidrick & Struggles International, Inc.	2,480	80,600
Huron Consulting Group, Inc.(a)	2,985	205,129
ICF International, Inc.	2,416	221,354

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) December 31, 2019	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services (continued)
InnerWorkings, Inc.(a)	6,561	$36,151
Insperity, Inc.	5,002	430,372
Kelly Services, Inc., Class A	4,468	100,887
Kforce, Inc.	2,692	106,872
Korn Ferry	7,510	318,424
Mistras Group, Inc.(a)	2,325	33,178
Resources Connection, Inc.(b)	3,958	64,634
TriNet Group, Inc.(a)	5,949	336,773
TrueBlue, Inc.(a)	5,148	123,861
Upwork, Inc.(a)	7,414	79,107
Willdan Group, Inc.(a)	1,339	42,553

		4,190,334

Real Estate Management & Development — 0.7%
Altisource Portfolio Solutions SA(a)	896	17,320
American Realty Investors, Inc.(a)	393	6,732
Consolidated-Tomoka Land Co.	677	40,837
Cushman & Wakefield plc(a)	15,028	307,172
eXp World Holdings, Inc.(a)	2,154	24,405
Forestar Group, Inc.(a)	1,390	28,981
FRP Holdings, Inc.(a)(b)	983	48,963
Griffin Industrial Realty, Inc.(b)	166	6,565
Kennedy-Wilson Holdings, Inc.	16,378	365,229
Marcus & Millichap, Inc.(a)	3,119	116,183
Maui Land & Pineapple Co., Inc.(a)(b)	1,072	12,060
Newmark Group, Inc., Class A	19,400	261,027
Rafael Holdings, Inc., Class B(a)(b)	1,408	25,119
RE/MAX Holdings, Inc., Class A	2,368	91,144
Realogy Holdings Corp.(b)	15,425	149,314
Redfin Corp.(a)	11,955	252,729
RMR Group, Inc. (The), Class A	2,018	92,102
St. Joe Co. (The)(a)(b)	4,444	88,125
Stratus Properties, Inc.(a)(b)	832	25,775
Tejon Ranch Co.(a)	2,793	44,632
Transcontinental Realty Investors, Inc.(a)	242	9,651

		2,014,065

Road & Rail — 0.5%
ArcBest Corp.(b)	3,409	94,088
Avis Budget Group, Inc.(a)	7,658	246,894
Covenant Transportation Group, Inc., Class A(a)	1,638	21,171
Daseke, Inc.(a)	6,707	21,194
Heartland Express, Inc.	6,208	130,678
Hertz Global Holdings, Inc.(a)	13,713	215,980
Marten Transport Ltd.	5,193	111,598
PAM Transportation Services, Inc.(a)(b)	250	14,428
Roadrunner Transportation Systems, Inc.(a)	586	5,397
Saia, Inc.(a)	3,500	325,920
Universal Logistics Holdings, Inc.	1,224	23,207
US Xpress Enterprises, Inc., Class A(a)	2,495	12,550
Werner Enterprises, Inc.(b)	6,024	219,213
YRC Worldwide, Inc.(a)	4,269	10,886

		1,453,204

Semiconductors & Semiconductor Equipment — 2.8%
Adesto Technologies Corp.(a)	3,606	30,651
Advanced Energy Industries, Inc.(a)(b)	5,081	361,767
Alpha & Omega Semiconductor Ltd.(a)	2,486	33,859
Ambarella, Inc.(a)(b)	4,276	258,955
Amkor Technology, Inc.(a)	13,074	169,962
Axcelis Technologies, Inc.(a)	4,256	102,548
AXT, Inc.(a)	4,613	20,067
Brooks Automation, Inc.	9,447	396,396
Cabot Microelectronics Corp.(b)	3,860	557,075
CEVA, Inc.(a)	2,930	78,993
Cirrus Logic, Inc.(a)	7,756	639,172

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Cohu, Inc.(b)	5,358	$122,430
Diodes, Inc.(a)(b)	5,552	312,966
DSP Group, Inc.(a)(b)	2,886	45,426
Enphase Energy, Inc.(a)(b)	12,409	324,247
FormFactor, Inc.(a)(b)	10,185	264,504
GSI Technology, Inc.(a)(b)	2,022	14,336
Ichor Holdings Ltd.(a)	2,949	98,113
Impinj, Inc.(a)	1,962	50,737
Inphi Corp.(a)	5,984	442,936
Lattice Semiconductor Corp.(a)	16,853	322,566
MACOM Technology Solutions Holdings, Inc.(a)	6,018	160,079
MaxLinear, Inc.(a)	8,814	187,033
NeoPhotonics Corp.(a)	5,049	44,532
NVE Corp.	634	45,268
Onto Innovation, Inc.(a)	6,547	239,227
PDF Solutions, Inc.(a)(b)	3,756	63,439
Photronics, Inc.(a)	8,680	136,797
Power Integrations, Inc.(b)	3,804	376,254
Rambus, Inc.(a)	14,984	206,405
Semtech Corp.(a)	8,772	464,039
Silicon Laboratories, Inc.(a)	5,722	663,638
SMART Global Holdings, Inc.(a)	1,726	65,484
SunPower Corp.(a)	8,706	67,907
Synaptics, Inc.(a)	4,563	300,108
Ultra Clean Holdings, Inc.(a)	5,104	119,791
Veeco Instruments, Inc.(a)	6,420	94,278
Xperi Corp.	6,776	125,356

		8,007,341

Software — 4.5%
8x8, Inc.(a)	12,666	231,788
A10 Networks, Inc.(a)	6,567	45,115
ACI Worldwide, Inc.(a)	15,330	580,777
Agilysys, Inc.(a)	2,787	70,818
Alarm.com Holdings, Inc.(a)(b)	4,965	213,346
Altair Engineering, Inc., Class A(a)	5,199	186,696
American Software, Inc., Class A(b)	3,796	56,485
Appfolio, Inc., Class A(a)	2,065	227,047
Appian Corp.(a)	4,549	173,817
Avaya Holdings Corp.(a)	15,009	202,622
Benefitfocus, Inc.(a)	4,013	88,045
Blackbaud, Inc.(b)	6,504	517,718
Blackline, Inc.(a)	5,785	298,275
Bottomline Technologies DE, Inc.(a)	5,806	311,202
Box, Inc., Class A(a)	19,381	325,213
ChannelAdvisor Corp.(a)	3,719	33,620
Cision Ltd.(a)	12,332	122,950
Cloudera, Inc.(a)	31,939	371,451
CommVault Systems, Inc.(a)	5,485	244,850
Cornerstone OnDemand, Inc.(a)	7,688	450,132
Digimarc Corp.(a)(b)	1,500	50,340
Digital Turbine, Inc.(a)(b)	10,404	74,181
Domo, Inc., Class B(a)	2,403	52,193
Ebix, Inc.(b)	3,196	106,778
eGain Corp.(a)	2,825	22,374
Envestnet, Inc.(a)	6,451	449,183
Everbridge, Inc.(a)	4,484	350,111
Five9, Inc.(a)	7,962	522,148
ForeScout Technologies, Inc.(a)	5,494	180,203
GTY Technology Holdings, Inc.(a)	5,229	30,799
Ideanomics, Inc.(a)(b)	6,855	5,866
Instructure, Inc.(a)	4,549	219,307
Intelligent Systems Corp.(a)	910	36,345
j2 Global, Inc.(b)	6,208	581,752
LivePerson, Inc.(a)	8,230	304,510

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Majesco(a)(b)	1,107	$9,133
MicroStrategy, Inc., Class A(a)	1,142	162,884
Mitek Systems, Inc.(a)	4,222	32,298
MobileIron, Inc.(a)	12,914	62,762
Model N, Inc.(a)	4,362	152,975
OneSpan, Inc.(a)	4,565	78,153
Phunware, Inc.(a)	3,728	4,436
Ping Identity Holding Corp.(a)	1,834	44,566
Progress Software Corp.	6,016	249,965
PROS Holdings, Inc.(a)(b)	4,445	266,344
Q2 Holdings, Inc.(a)	5,831	472,778
QAD, Inc., Class A	1,497	76,242
Qualys, Inc.(a)(b)	4,481	373,581
Rapid7, Inc.(a)	6,497	363,962
Rimini Street, Inc.(a)	2,641	10,247
SailPoint Technologies Holding, Inc.(a)	11,605	273,878
SecureWorks Corp., Class A(a)	1,136	18,926
SharpSpring, Inc.(a)	1,137	13,041
ShotSpotter, Inc.(a)(b)	1,098	27,999
SPS Commerce, Inc.(a)	4,727	261,970
SVMK, Inc.(a)	11,339	202,628
Synchronoss Technologies, Inc.(a)	5,153	24,477
Telaria, Inc.(a)	5,908	52,050
Telenav, Inc.(a)	4,426	21,510
Tenable Holdings, Inc.(a)	5,004	119,896
TiVo Corp.(b)	16,782	142,311
Upland Software, Inc.(a)(b)	3,027	108,094
Varonis Systems, Inc.(a)	4,013	311,850
Verint Systems, Inc.(a)(b)	8,840	489,382
VirnetX Holding Corp.(a)	8,291	31,506
Workiva, Inc.(a)	4,960	208,568
Yext, Inc.(a)(b)	12,570	181,259
Zix Corp.(a)	7,316	49,603
Zuora, Inc., Class A(a)	11,528	165,196

		12,802,527

Specialty Retail — 2.5%
Aaron’s, Inc.(b)	8,994	513,647
Abercrombie & Fitch Co., Class A	8,356	144,475
American Eagle Outfitters, Inc.(b)	21,176	311,287
America’s Car-Mart, Inc.(a)	855	93,759
Asbury Automotive Group, Inc.(a)	2,570	287,300
Ascena Retail Group, Inc.(a)	1,162	8,907
At Home Group, Inc.(a)	6,665	36,658
Barnes & Noble Education, Inc.(a)	4,763	20,338
Bed Bath & Beyond, Inc.(b)	16,229	280,762
Boot Barn Holdings, Inc.(a)	3,725	165,874
Buckle, Inc. (The)(b)	3,825	103,428
Caleres, Inc.	5,246	124,593
Camping World Holdings, Inc., Class A	4,304	63,441
Cato Corp. (The), Class A	2,996	52,130
Chico’s FAS, Inc.(b)	15,330	58,407
Children’s Place, Inc. (The)(b)	2,056	128,541
Citi Trends, Inc.	1,484	34,310
Conn’s, Inc.(a)(b)	2,609	32,326
Container Store Group, Inc. (The)(a)	2,426	10,238
Designer Brands, Inc., Class A(b)	8,279	130,312
Express, Inc.(a)	8,759	42,656
GameStop Corp., Class A(b)	10,705	65,086
Genesco, Inc.(a)	1,928	92,390
GNC Holdings, Inc., Class A(a)	10,811	29,190
Group 1 Automotive, Inc.(b)	2,374	237,400
Guess?, Inc.	6,122	137,010
Haverty Furniture Cos., Inc.(b)	2,509	50,582
Hibbett Sports, Inc.(a)	2,336	65,501

Security	Shares	Value

Specialty Retail (continued)
Hudson Ltd., Class A(a)	5,283	$81,041
J. Jill, Inc.	2,734	3,089
Lithia Motors, Inc., Class A	2,992	439,824
Lumber Liquidators Holdings, Inc.(a)	3,779	36,921
MarineMax, Inc.(a)	2,806	46,832
Michaels Cos., Inc. (The)(a)	11,541	93,367
Monro, Inc.	4,346	339,857
Murphy USA, Inc.(a)	3,880	453,960
National Vision Holdings, Inc.(a)	10,451	338,926
Office Depot, Inc.	72,349	198,236
Party City Holdco, Inc.(a)(b)	7,527	17,613
Rent-A-Center, Inc.(a)(b)	6,584	189,883
RH(a)	2,202	470,127
RTW RetailWinds, Inc.(a)(b)	4,547	3,642
Sally Beauty Holdings, Inc.(a)	16,065	293,186
Shoe Carnival, Inc.	1,250	46,600
Signet Jewelers Ltd.(b)	7,068	153,658
Sleep Number Corp.(a)(b)	3,717	183,025
Sonic Automotive, Inc., Class A	3,242	100,502
Sportsman’s Warehouse Holdings, Inc.(a)	5,721	45,940
Tailored Brands, Inc.(b)	6,597	27,312
Tilly’s, Inc., Class A	3,138	38,441
Winmark Corp.	311	61,671
Zumiez, Inc.(a)	2,701	93,293

		7,077,494

Technology Hardware, Storage & Peripherals — 0.2%
3D Systems Corp.(a)	15,391	134,671
AstroNova, Inc.	902	12,375
Avid Technology, Inc.(a)	3,792	32,535
Diebold Nixdorf, Inc.(a)	10,128	106,952
Immersion Corp.(a)	4,242	31,518
Sonim Technologies, Inc.(a)	482	1,750
Stratasys Ltd.(a)	6,973	141,029

		460,830

Textiles, Apparel & Luxury Goods — 1.0%
Centric Brands, Inc.(a)	2,091	4,537
Crocs, Inc.(a)	9,185	384,760
Culp, Inc.	1,410	19,204
Deckers Outdoor Corp.(a)	3,740	631,536
Delta Apparel, Inc.(a)	815	25,347
Fossil Group, Inc.(a)	6,532	51,472
G-III Apparel Group Ltd.(a)(b)	5,890	197,315
Kontoor Brands, Inc.(a)(b)	5,994	251,688
Movado Group, Inc.(b)	2,089	45,415
Oxford Industries, Inc.(b)	2,223	167,659
Rocky Brands, Inc.	943	27,753
Steven Madden Ltd.(b)	11,211	482,185
Superior Group of Cos., Inc.	1,315	17,805
Unifi, Inc.(a)	2,074	52,389
Vera Bradley, Inc.(a)	3,000	35,400
Vince Holding Corp.(a)	408	7,062
Wolverine World Wide, Inc.	10,598	357,577

		2,759,104

Thrifts & Mortgage Finance — 2.1%
Axos Financial, Inc.(a)(b)	7,696	233,035
Bridgewater Bancshares, Inc.(a)	3,082	42,470
Capitol Federal Financial, Inc.	17,882	245,520
Columbia Financial, Inc.(a)(b)	7,133	120,833
Entegra Financial Corp.(a)	911	27,476
ESSA Bancorp, Inc.	1,222	20,713
Essent Group Ltd.(a)	12,824	666,720
Federal Agricultural Mortgage Corp., Class C	1,192	99,532
First Defiance Financial Corp.	2,648	83,386

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) December 31, 2019	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Thrifts & Mortgage Finance (continued)
Flagstar Bancorp, Inc.	4,616	$176,562
FS Bancorp, Inc.(b)	493	31,448
Greene County Bancorp, Inc.	388	11,171
Hingham Institution for Savings	187	39,307
Home Bancorp, Inc.	1,018	39,895
HomeStreet, Inc.(a)	2,705	91,970
Kearny Financial Corp.(b)	10,545	145,837
Luther Burbank Corp.	2,629	30,312
Merchants Bancorp	1,267	24,973
Meridian Bancorp, Inc.	6,383	128,234
Meta Financial Group, Inc.	4,779	174,481
MMA Capital Holdings, Inc.(a)(b)	637	20,257
Mr Cooper Group, Inc.(a)	10,364	129,654
NMI Holdings, Inc., Class A(a)(b)	8,807	292,216
Northfield Bancorp, Inc.	5,768	97,825
Northwest Bancshares, Inc.(b)	13,361	222,193
OceanFirst Financial Corp.(b)	6,611	168,845
Ocwen Financial Corp.(a)(b)	18,506	25,353
OP Bancorp(b)	1,864	19,330
PCSB Financial Corp.	2,088	42,282
PDL Community Bancorp(a)	1,335	19,624
PennyMac Financial Services, Inc.(b)	2,351	80,028
Pioneer Bancorp, Inc.(a)(b)	1,483	22,705
Provident Bancorp, Inc.(a)(b)	1,329	16,546
Provident Financial Holdings, Inc.(b)	732	16,031
Provident Financial Services, Inc.	8,238	203,067
Prudential Bancorp, Inc.(b)	1,270	23,533
Radian Group, Inc.	26,942	677,861
Riverview Bancorp, Inc.	3,056	25,090
Southern Missouri Bancorp, Inc.(b)	1,047	40,163
Sterling Bancorp, Inc.(b)	2,419	19,594
Territorial Bancorp, Inc.	1,110	34,343
Timberland Bancorp, Inc.	982	29,205
TrustCo Bank Corp.	12,433	107,794
United Community Financial Corp.	6,439	75,079
Walker & Dunlop, Inc.	3,777	244,296
Washington Federal, Inc.(b)	10,687	391,679
Waterstone Financial, Inc.	3,350	63,750
Western New England Bancorp, Inc.(b)	3,480	33,512
WSFS Financial Corp.(b)	6,832	300,540

		5,876,270

Tobacco — 0.2%
22nd Century Group, Inc.(a)	14,966	16,463
Pyxus International, Inc.(a)(b)	1,261	11,273
Turning Point Brands, Inc.	1,111	31,774
Universal Corp.	3,281	187,214
Vector Group Ltd.	15,064	201,707

		448,431

Trading Companies & Distributors — 1.4%
Aircastle Ltd.	6,974	223,238
Applied Industrial Technologies, Inc.	5,105	340,452
Beacon Roofing Supply, Inc.(a)	9,205	294,376
BlueLinx Holdings, Inc.(a)	1,118	15,931
BMC Stock Holdings, Inc.(a)	8,952	256,833
CAI International, Inc.(a)	2,260	65,495
DXP Enterprises, Inc.(a)	2,165	86,189
EVI Industries, Inc.(b)	557	15,061
Foundation Building Materials, Inc.(a)	2,718	52,593
GATX Corp.(b)	4,662	386,247
General Finance Corp.(a)	1,474	16,317
GMS, Inc.(a)	5,304	143,632
H&E Equipment Services, Inc.(b)	4,251	142,111
Herc Holdings, Inc.(a)(b)	3,208	157,000

Security	Shares	Value

Trading Companies & Distributors (continued)
Kaman Corp.(b)	3,684	$242,849
Lawson Products, Inc.(a)	584	30,426
MRC Global, Inc.(a)(b)	10,472	142,838
NOW, Inc.(a)	14,416	162,036
Rush Enterprises, Inc., Class A(b)	3,719	172,934
Rush Enterprises, Inc., Class B	483	22,073
SiteOne Landscape Supply, Inc.(a)	5,440	493,136
Systemax, Inc.	1,623	40,835
Textainer Group Holdings Ltd.(a)	6,927	74,188
Titan Machinery, Inc.(a)	2,475	36,580
Transcat, Inc.(a)(b)	853	27,177
Triton International Ltd.	7,201	289,480
Veritiv Corp.(a)	1,816	35,721
Willis Lease Finance Corp.(a)	394	23,211

		3,988,959

Water Utilities — 0.5%
American States Water Co.(b)	4,881	422,890
AquaVenture Holdings Ltd.(a)	1,616	43,826
Artesian Resources Corp., Class A	1,099	40,894
Cadiz, Inc.(a)(b)	1,930	21,269
California Water Service Group(b)	6,509	335,604
Consolidated Water Co. Ltd.(b)	1,787	29,128
Global Water Resources, Inc.	1,267	16,661
Middlesex Water Co.(b)	2,201	139,917
Pure Cycle Corp.(a)(b)	2,648	33,338
SJW Group	3,564	253,258
York Water Co. (The)	1,710	78,848

		1,415,633

Wireless Telecommunication Services — 0.1%
Boingo Wireless, Inc.(a)	5,878	64,364
Gogo, Inc.(a)(b)	7,458	47,731
Shenandoah Telecommunications Co.(b)	6,382	265,555
Spok Holdings, Inc.	2,577	31,517

		409,167

Total Common Stocks — 98.7% (Cost: $223,076,922)		281,392,839

Investment Companies — 0.0%
Ferroglobe Representation & Warranty Insurance Trust — Beneficial Interest Units(c)	10,979	—

Total Investment Companies — 0.0% (Cost: $—)		—

Total Long-Term Investments — 98.7% (Cost: $223,076,922)		281,392,839

Short-Term Securities — 15.7%(d)*
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.51%	3,005,083	3,005,083
SL Liquidity Series, LLC, Money Market Series, 1.80%(e)	41,590,570	41,598,888

Total Short-Term Securities — 15.7% (Cost: $44,603,746)		44,603,971

Total Investments — 114.4% (Cost: $267,680,668)		325,996,810

Liabilities in Excess of Other Assets — (14.4)%		(41,030,096)

Net Assets — 100.0%		$284,966,714

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Small Cap Index V.I. Fund

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Annualized 7-day yield as of period end.
(e)	Security was purchased with the cash collateral from loaned securities.
*

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 12/31/19	Value at 12/31/19	Income		Net Realized Gain (Loss	) (a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Liquidity Funds, T-Fund, Institutional Class	5,505,930	(2,500,847)	3,005,083	$3,005,083	$90,808		$5		$—
SL Liquidity Series, LLC, Money Market Series	—	41,590,570	41,590,570	41,598,888	259,705	(b)	1,739		225

				$44,603,971	$350,513		$1,744		$225

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) December 31, 2019	BlackRock Small Cap Index V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini Index	41	03/20/20	$3,425	$23,033

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$23,033	$—	$—	$—	$23,033

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended December 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$822,976	$—	$—	$—	$822,976

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	222,178	—	—	—	222,178

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$4,084,901

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$3,548,583	$—	$—	$3,548,583
Air Freight & Logistics	868,951	—	—	868,951
Airlines	1,298,392	—	—	1,298,392
Auto Components	2,977,828	—	—	2,977,828

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Small Cap Index V.I. Fund

	Level 1	Level 2	Level 3	Total
Automobiles	$225,112	$—	$—	$225,112
Banks	27,688,812	—	—	27,688,812
Beverages	887,942	—	—	887,942
Biotechnology	22,915,841	—	215	22,916,056
Building Products	4,402,744	—	—	4,402,744
Capital Markets	4,100,328	—	—	4,100,328
Chemicals	5,286,671	—	1,859	5,288,530
Commercial Services & Supplies	7,585,071	—	—	7,585,071
Communications Equipment	3,217,946	—	—	3,217,946
Construction & Engineering	3,014,547	—	—	3,014,547
Construction Materials	494,959	—	—	494,959
Consumer Finance	1,566,009	—	—	1,566,009
Containers & Packaging	323,540	—	—	323,540
Distributors	227,567	—	—	227,567
Diversified Consumer Services	2,509,559	—	—	2,509,559
Diversified Financial Services	700,525	—	—	700,525
Diversified Telecommunication Services	1,489,257	—	—	1,489,257
Electric Utilities	2,796,078	—	—	2,796,078
Electrical Equipment	2,671,353	—	—	2,671,353
Electronic Equipment, Instruments & Components	7,467,972	—	—	7,467,972
Energy Equipment & Services	2,855,701	—	—	2,855,701
Entertainment	698,445	—	—	698,445
Equity Real Estate Investment Trusts (REITs)	19,895,646	—	—	19,895,646
Food & Staples Retailing	1,916,798	—	—	1,916,798
Food Products	3,701,594	—	—	3,701,594
Gas Utilities	3,221,356	—	—	3,221,356
Health Care Equipment & Supplies	11,046,391	—	—	11,046,391
Health Care Providers & Services	6,382,754	—	—	6,382,754
Health Care Technology	2,898,811	—	—	2,898,811
Hotels, Restaurants & Leisure	7,525,447	—	—	7,525,447
Household Durables	4,844,104	—	—	4,844,104
Household Products	600,344	—	—	600,344
Independent Power and Renewable Electricity Producers	1,216,724	—	—	1,216,724
Industrial Conglomerates	164,546	—	—	164,546
Insurance	6,418,866	—	—	6,418,866
Interactive Media & Services	1,270,017	—	—	1,270,017
Internet & Direct Marketing Retail	1,003,610	—	—	1,003,610
IT Services	6,153,490	—	—	6,153,490
Leisure Products	1,111,892	—	—	1,111,892
Life Sciences Tools & Services	2,471,982	—	—	2,471,982
Machinery	10,962,766	—	—	10,962,766
Marine	408,334	—	—	408,334
Media	2,624,320	—	—	2,624,320
Metals & Mining	3,657,107	—	—	3,657,107
Mortgage Real Estate Investment Trusts (REITs)	3,653,320	—	—	3,653,320
Multiline Retail	297,620	—	—	297,620
Multi-Utilities	1,668,050	—	—	1,668,050
Oil, Gas & Consumable Fuels	6,091,159	—	—	6,091,159
Paper & Forest Products	1,229,200	—	—	1,229,200
Personal Products	929,906	—	—	929,906
Pharmaceuticals	5,300,939	—	580	5,301,519
Professional Services	4,190,334	—	—	4,190,334
Real Estate Management & Development	2,014,065	—	—	2,014,065
Road & Rail	1,453,204	—	—	1,453,204
Semiconductors & Semiconductor Equipment	8,007,341	—	—	8,007,341
Software	12,802,527	—	—	12,802,527
Specialty Retail	7,077,494	—	—	7,077,494
Technology Hardware, Storage & Peripherals	460,830	—	—	460,830
Textiles, Apparel & Luxury Goods	2,759,104	—	—	2,759,104
Thrifts & Mortgage Finance	5,876,270	—	—	5,876,270
Tobacco	448,431	—	—	448,431
Trading Companies & Distributors	3,988,959	—	—	3,988,959
Water Utilities	1,415,633	—	—	1,415,633
Wireless Telecommunication Services	409,167	—	—	409,167

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (continued) December 31, 2019	BlackRock Small Cap Index V.I. Fund

	Level 1	Level 2	Level 3	Total
Short-Term Securities	$3,005,083	$—	$—	$3,005,083

Subtotal	$284,395,268	$—	$2,654	$284,397,922

Investments valued at NAV (a)				41,598,888

Total Investments				$325,996,810

Derivative Financial Instruments (b)
Assets:
Equity contracts	$23,033	$—	$—	$23,033

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2019

BlackRock Small Cap Index V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $40,636,978) (cost — $223,076,922)	$281,392,839
Investments at value — affiliated (cost — $44,603,746)	44,603,971
Cash	11
Cash pledged for futures contracts	127,000
Receivables:
Investments sold	803
Securities lending income — affiliated	34,180
Capital shares sold	138,943
Dividends — affiliated	3,358
Dividends — unaffiliated	340,566
From the Manager	58,779
Variation margin on futures contracts	4,570
Prepaid expenses	2,720

Total assets	326,707,740

LIABILITIES
Cash collateral on securities loaned at value	41,596,924
Payables:
Investments purchased	2,515
Accounting services fees	14,209
Capital shares redeemed	35,865
Custodian fees	14,628
Investment advisory fees	465
Directors’ and Officer’s fees	1,876
Other affiliates	1,698
Printing fees	11,706
Professional fees	37,094
Transfer agent fees	17,078
Other accrued expenses	6,968

Total liabilities	41,741,026

NET ASSETS	$284,966,714

NET ASSETS CONSIST OF
Paid-in capital	$225,240,931
Accumulated earnings	59,725,783

NET ASSETS	$284,966,714

NET ASSET VALUE
Class I — Based on net assets of $284,966,714 and 25,128,825 shares outstanding, 100 million shares authorized, $0.10 par value	$11.34

See notes to financial statements.

FINANCIAL STATEMENTS	27

Statement of Operations

Year Ended December 31, 2019

BlackRock Small Cap Index V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$90,808
Dividends — unaffiliated	3,935,527
Securities lending income — affiliated — net	259,705
Foreign taxes withheld	(1,343)

Total investment income	4,284,697

EXPENSES
Investment advisory	216,636
Printing	196,463
Transfer agent	135,074
Professional	67,028
Accounting services	60,830
Custodian	27,756
Offering	19,936
Directors and Officer	12,303
Registration	232
Miscellaneous	5,969

Total expenses	742,227
Less:
Fees waived and/or reimbursed by the Manager	(97,597)
Transfer agent fees waived and/or reimbursed	(59,192)

Total expenses after fees waived and/or reimbursed	585,438

Net investment income	3,699,259

REALIZED AND UNREALIZED GAIN
Net realized gain from:
Investments — affiliated	1,739
Investments — unaffiliated	12,849,635
Capital gain distributions from investment companies — affiliated	5
Futures contracts	822,976

13,674,355

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	225
Investments — unaffiliated	42,353,185
Futures contracts	222,178

42,575,588

Net realized and unrealized gain	56,249,943

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$59,949,202

See notes to financial statements.

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Small Cap Index V.I. Fund
	Year Ended December 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,699,259	$3,888,019
Net realized gain	13,674,355	56,766,244
Net change in unrealized appreciation (depreciation)	42,575,588	(84,844,243)

Net increase (decrease) in net assets resulting from operations	59,949,202	(24,189,980)

DISTRIBUTIONS TO SHAREHOLDERS (a)
Decrease in net assets resulting from distributions to shareholders	(16,463,952)	(62,190,705)

CAPITAL SHARE TRANSACTIONS
Shares sold	2,346,973	3,317,952
Shares issued in reinvestment of distributions	16,461,340	62,190,568
Shares redeemed	(19,626,554)	(77,181,228)

Net decrease in net assets derived from capital share transactions	(818,241)	(11,672,708)

NET ASSETS
Total increase (decrease) in net assets	42,667,009	(98,053,393)
Beginning of year	242,299,705	340,353,098

End of year	$284,966,714	$242,299,705

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	29

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Small Cap Index V.I. Fund (a)

	Class I

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.60	$14.57	$13.63	$11.78	$13.46

Net investment income (b)	0.15	0.18	0.16	0.15	0.11
Net realized and unrealized gain (loss)	2.29	(1.86)	1.83	2.33	(0.74)

Net increase (decrease) from investment operations	2.44	(1.68)	1.99	2.48	(0.63)

Distributions (c)
From net investment income	(0.15)	(0.19)	(0.16)	(0.16)	(0.12)
From net realized gain	(0.55)	(3.10)	(0.89)	(0.47)	(0.93)

Total distributions	(0.70)	(3.29)	(1.05)	(0.63)	(1.05)

Net asset value, end of year	$11.34	$9.60	$14.57	$13.63	$11.78

Total Return (d)
Based on net asset value	25.40%	(11.25)%	14.55%	20.96%	(4.86)%

Ratios to Average Net Assets
Total expenses	0.27%	0.30%(e)	0.23%	0.31%	0.50%

Total expenses after fees waived and/or reimbursed	0.22%	0.23%(e)	0.22%	0.30%	0.49%

Net investment income	1.37%	1.17%	1.11%	1.23%	0.84%

Supplemental Data
Net assets, end of year (000)	$284,967	$242,300	$340,353	$315,275	$276,199

Portfolio turnover rate	13%	17%	12%	15%	14%

(a)

On October 29, 2018, the Fund acquired all of the assets and assumed certain stated liabilities of the Small Cap Equity Index Fund (the “Predecessor Fund”), a series of State Farm Variable Product Trust, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.27% and 0.23%, respectively.

See notes to financial statements.

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Small Cap Index V.I. Fund (the “Fund”). The Fund is classified as diversified.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Prior Year Reorganization: On October 29, 2018, the Small Cap Equity Index Fund (the “Predecessor Fund”), a series of State Farm Variable Product Trust, reorganized into the Fund (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization. The Reorganization closed immediately before the opening of business on October 29, 2018 and was approved by shareholders of the Predecessor Fund.

The Predecessor Fund is the performance and accounting survivor of the Reorganization; accordingly, the Fund assumed the performance and financial history of the Predecessor Fund upon completion of the Reorganization. The Reorganization was tax-free, meaning that the Predecessor Fund’s shareholders became shareholders of the Fund without realizing any gain or loss for federal income tax purposes.

As a result, the Fund acquired all of the assets and assumed certain stated liabilities of the Predecessor Fund in exchange for an equal aggregate value of newly-issued shares of the Fund. Each shareholder of the Predecessor Fund received shares of the Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Predecessor Fund shares, as determined at the close of business on October 26, 2018.

The Reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amount and at the following conversion ratio:

Predecessor Fund	Shares Prior to Reorganization	Conversion Ratio	Shares Post- Reorganization
Small Cap Equity Index Fund, a series of State Farm Variable Product Trust	19,044,278	1	19,044,278

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Predecessor Fund were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Prior to the Reorganization, the Fund had not yet commenced operations and had no assets or liabilities. The Predecessor Fund’s net assets, fair value and cost of investments prior to the Reorganization were as follows:

Predecessor Fund	Net Assets	Fair Value of Investments	Cost of Investments
Small Cap Equity Index Fund, a series of State Farm Variable Product Trust	$268,225,204	$262,372,806	$221,728,024

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements   (continued)

under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2019, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements   (continued)

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount (b)
Barclays Capital, Inc.	$279,772	$ (279,772)	$—
BNP Paribas Securities Corp.	184,097	(184,097)	—
Citigroup Global Markets, Inc.	18,717,714	(18,717,714)	—
Credit Suisse Securities (USA) LLC.	10,139,123	(10,139,123)	—
Fidelity Investments	3,955,941	(3,955,941)	—
JP Morgan Securities LLC.	6,509,696	(6,509,696)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	285,525	(283,414)	2,111
State Street Bank & Trust Co.	565,110	(565,110)	—

	$40,636,978	$ (40,634,867)	$2,111

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of December 31, 2019. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.08% of the average daily value of the Fund’s net assets.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2019, the Fund did not pay any amounts to affiliates in return for these services.

Expense Limitations, Waivers, Reimbursements and Recoupments: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2019, the amount waived was $3,057.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of directors who are not “interested persons” of the Company, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2019, there were no fees waived by the Manager pursuant to this arrangement.

The Manager has contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitation as a percentage of average daily net assets is 0.22%.

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2019, the Manager waived and/or reimbursed $94,540 and $51,523 which is included in fees waived and/or reimbursed by the Manager and transfer agent fees waived and/or reimbursed, respectively, in the Statement of Operations.

The Manager has contractually agreed to reimburse certain transfer agent fees in order to limit such expenses at 0.05% of average daily net assets. The Manager has agreed to not reduce or discontinue the contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. These amounts are included in transfer agent fees waived and/or reimbursed in the Statement of Operations. For the year ended December 31, 2019, the Manager waived and/or reimbursed $7,669 which is included in transfer agent fees waived and/or reimbursed in the Statement of Operations.

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2)	the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver or contractual operational and recordkeeping services waiver described above or any voluntary waivers that may be in effect from time to time. Effective October 26, 2025, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

As of December 31, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2020	2021
Fund Level	$23,988	$94,540
Class I	23,136	59,192

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements   (continued)

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 73.5% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2019, the Fund paid BIM $85,737 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2019, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2019, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$2,401,182
Sales	14,621,345
Net Realized Gain	8,317,311

7.	PURCHASES AND SALES

For the year ended December 31, 2019, purchases and sales of investments, excluding short-term securities, were $33,878,049 and $43,627,318, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent difference attributable to non-deductible expenses was reclassified to the following accounts:

Paid-in capital	$(17,087)
Accumulated earnings	17,087

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

The tax character of distributions paid was as follows:

	12/31/19	12/31/18
Ordinary income	$4,509,217	$6,107,960
Long-term capital gains	11,954,735	56,082,745

	$16,463,952	$62,190,705

As of period end, the tax components of accumulated earnings were as follows:

Undistributed ordinary income	$258,248
Undistributed long-term capital gains	955,326
Net unrealized gains (a)	58,512,209

$59,725,783

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains/losses on certain futures contracts and the classification of investments.

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$267,953,625

Gross unrealized appreciation	$98,550,635
Gross unrealized depreciation	(40,507,450)

Net unrealized appreciation	$58,043,185

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2019, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements   (continued)

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	Year Ended 12/31/19		Year Ended 12/31/18(a)

	Shares	Amount	Shares	Amount
Class I
Shares sold	212,162	$2,346,973	226,594	$3,317,952
Shares issued in reinvestment of distributions	1,462,487	16,461,340	6,509,197	62,190,568
Shares redeemed	(1,776,621)	(19,626,554)	(4,870,048)	(77,181,228)

Net increase (decrease)	(101,972)	$(818,241)	1,865,743	$(11,672,708)

(a)

Includes the activity of the Predecessor Fund prior to the Reorganization on October 29, 2018. Excludes the exchange of shares of the Predecessor Fund for shares of the Fund during the Reorganization. The Predecessor Fund is the performance and accounting survivor of the Reorganization.

As of December 31, 2019, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 710 Class I Shares of BlackRock Small Cap Index V.I. Fund.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Small Cap Index V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Small Cap Index V.I. Fund of BlackRock Variable Series Funds, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the three years in the period ended December 31, 2017 of the Fund were audited by other auditors whose report dated February 23, 2018, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	39

Glossary of Terms Used in this Report

Portfolio Abbreviations

CVR	Contingent Value Rights

REIT	Real Estate Investment Trust

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Sub-Advisory Agreements

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Variable Series Funds II, Inc. (the “Corporation”), on behalf of its series BlackRock Total Return V.I. Fund (the “Fund”), met in person on July 29, 2019 (the “July Meeting”) to consider the initial approval of the sub-advisory agreements (the “Sub-Advisory Agreements”) between BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, and (a) BlackRock International Limited and (b) BlackRock (Singapore) Limited with respect to the Fund. The Sub-Advisory Agreements were substantially similar to the sub-advisory agreements previously approved with respect to certain other portfolios in the BlackRock Fixed-Income Complex.

On the date of the July Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Sub-Advisory Agreements.

At the July Meeting, the Board reviewed materials relating to its consideration of the proposed Sub-Advisory Agreements. The Fund’s investment advisory agreement with the Manager was most recently approved by the Board at in-person meetings on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”). A discussion of the basis for the Board’s approval of this agreement at the May and June Meetings is included in the Fund’s semi-annual shareholder report for the fiscal period ended June 30, 2019. The factors considered by the Board at the July Meeting in connection with approval of the proposed Sub-Advisory Agreements were substantially the same as the factors considered at the May and June Meetings.

Following discussion, all the Board Members present at the July Meeting, including all the Independent Board Members present, approved the Sub-Advisory Agreements between the Manager and (a) BlackRock International Limited and (b) BlackRock (Singapore) Limited with respect to the Fund for a two-year term beginning on the effective date of the Sub-Advisory Agreements. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Sub-Advisory Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Sub-Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF SUB-ADVISORY AGREEMENTS

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Directors (the “Board”) of BlackRock Variable Series Funds, Inc., on behalf of BlackRock 60/40 Target Allocation ETF V.I. Fund, BlackRock Advantage Large Cap Core V.I. Fund, BlackRock Advantage Large Cap Value V.I. Fund, BlackRock Advantage U.S. Total Market V.I. Fund, BlackRock Basic Value V.I. Fund, BlackRock Capital Appreciation V.I. Fund, BlackRock Equity Dividend V.I. Fund, BlackRock Global Allocation V.I. Fund, BlackRock International Index V.I. Fund, BlackRock International V.I. Fund, BlackRock Large Cap Focus Growth V.I. Fund, BlackRock Managed Volatility V.I. Fund, BlackRock S&P 500 Index V.I. Fund and BlackRock Small Cap Index V.I. Fund met on November 12-13, 2019 and the Board of BlackRock Variable Series Funds II, Inc., on behalf of BlackRock High Yield V.I. Fund, BlackRock Total Return V.I. Fund and BlackRock U.S. Government Bond V.I. Fund met on November 14-15, 2019 (each, the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed historical net redemption activity, and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio and BlackRock Credit Strategies Income Fund, each a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

BlackRock Variable Series Funds, Inc.

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board and Director (Since 2019)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	37 RICs consisting of 177 Portfolios	None
Bruce R. Bond 1946	Director (Since 2007)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	37 RICs consisting of 177 Portfolios	None
Susan J. Carter 1956	Director (Since 2019)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017.	37 RICs consisting of 177 Portfolios	None
Collette Chilton 1958	Director (Since 2019)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	37 RICs consisting of 177 Portfolios	None
Neil A. Cotty 1954	Director (Since 2019)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	37 RICs consisting of 177 Portfolios	None
Lena G. Goldberg 1949	Director (Since 2016)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/ Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	37 RICs consisting of 177 Portfolios	None
Robert M. Hernandez 1944	Director (Since 2007)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	37 RICs consisting of 177 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company

DIRECTOR AND OFFICER INFORMATION

Director and Officer Information  (continued)

Independent Directors (a)  (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Director (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	37 RICs consisting of 177 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)
Cynthia A. Montgomery 1952	Director (Since 2019)	Professor, Harvard Business School since 1989.	37 RICs consisting of 177 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Director (Since 2015)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	37 RICs consisting of 177 Portfolios	None
Joseph P. Platt 1947	Director (Since 2019)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	37 RICs consisting of 177 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Director (Since 2019)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	37 RICs consisting of 177 Portfolios	None
Claire A. Walton 1957	Director (Since 2019)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	37 RICs consisting of 177 Portfolios	None

2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Interested Directors (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 287 Portfolios	None
John M. Perlowski (e) 1964	Director (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 288 Portfolios	None

(a)	The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Company’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the 1940 Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Company’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. In addition, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Robert M. Hernandez, 1996; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Mark Stalnecker, 2015; Kenneth L. Urish, 1999; Claire A. Walton, 2016.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Company based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

DIRECTOR AND OFFICER INFORMATION

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Company serve at the pleasure of the Board.

Effective September 19, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Company.

Effective September 19, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Company.

Effective December 31, 2019, Robert M. Hernandez retired as Director of the Company.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers

BlackRock International Limited (a)

Edinburgh, EH3 8BL

United Kingdom

BlackRock Asset Management (c)

North Asia Limited

Hong Kong

BlackRock (Singapore) Limited (c)

079912 Singapore

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodians

JPMorgan Chase Bank, N.A.

New York, NY 10179

Brown Brothers Harriman & Co. (b)

Boston, MA 02109

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BlackRock International V.I. Fund and BlackRock Managed Volatility V.I. Fund.
(b)	For BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Focus Growth V.I. Fund.
(c)	For BlackRock Managed Volatility V.I. Fund.

2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

BlackRock Variable Series Funds II, Inc.

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Director (Since 2019)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	86 RICs consisting of 110 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Director (Since 2019)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	86 RICs consisting of 110 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Director (Since 2019)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	86 RICs consisting of 110 Portfolios	None
Cynthia L. Egan 1955	Director (Since 2019)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	86 RICs consisting of 110 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi (d) 1948	Director (Since 2019)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011.	87 RICs consisting of 111 Portfolios	None
Henry Gabbay 1947	Director (Since 2007)	Board Member, BlackRock Equity-Bond Board from 2007 to 2018; Board Member, BlackRock Equity-Liquidity and BlackRock Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	86 RICs consisting of 110 Portfolios	None
R. Glenn Hubbard 1958	Director (Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	86 RICs consisting of 110 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014

DIRECTOR AND OFFICER INFORMATION

Director and Officer Information  (continued)

Independent Directors (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
W. Carl Kester (d) 1951	Director (Since 2019)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	87 RICs consisting of 111 Portfolios	None
Catherine A. Lynch (d) 1961	Director (Since 2019)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	87 RICs consisting of 111 Portfolios	None

Interested Directors (a)(e)
Robert Fairbairn 1965	Director (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 287 Portfolios	None
John M. Perlowski (d) 1964	Director (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 288 Portfolios	None
(a)	The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Company’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Company’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Certain other Independent Directors became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Michael J. Castellano, 2011; Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.
(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Company based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Company serve at the pleasure of the Board.

Further information about the Company’s Directors and Officers is available in the Company’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 4, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Company.

Effective September 5, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Company.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers(a)

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

JPMorgan Chase Bank, N.A.

New York, NY 10179

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BlackRock Total Return V.I. Fund.

DIRECTOR AND OFFICER INFORMATION

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds (except BlackRock Government Money Market V.I. Fund) file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

The BlackRock Government Money Market V.I. Fund files its complete schedule of portfolio holdings with the SEC each month on Form N-MFP. The Fund’s reports on Form N-MFP are available on the SEC’s website at sec.gov. The Fund makes portfolio holdings available to shareholders on its website at blackrock.com.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com/prospectus/insurance; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com/prospectus/insurance or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report is only for distribution to shareholders of the Funds of BlackRock Variable Series Funds, Inc. and BlackRock Variable Series Funds II, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. You could lose money by investing in the Funds. Although BlackRock Government Money Market V.I. Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in BlackRock Government Money Market V.I. Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. BlackRock Government Money Market V.I. Fund’s sponsor has no legal obligation to provide financial support to the Fund at any time. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. BlackRock Government Money Market V.I. Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.
VS-12/19-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty
Robert M. Hernandez
Henry R. Keizer
Kenneth L. Urish
Claire A. Walton

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock 60/40 Target Allocation ETF V.I. Fund	$20,400	$20,400	$750	$38	$13,900	$13,938	$0	$0
BlackRock Advantage Large Cap Core V.I. Fund	$30,294	$30,294	$0	$38	$13,100	$13,100	$0	$0
BlackRock Advantage Large Cap Value V.I. Fund	$22,032	$22,032	$0	$38	$13,100	$13,100	$0	$0
BlackRock Advantage U.S. Total Market V.I. Fund	$27,234	$27,234	$0	$0	$13,100	$13,100	$0	$0

BlackRock Basic Value V.I. Fund	$37,536	$37,536	$0	$0	$13,100	$13,100	$0	$0
BlackRock Capital Appreciation V.I. Fund	$24,684	$24,684	$0	$0	$13,100	$13,100	$0	$0
BlackRock Equity Dividend V.I. Fund	$19,584	$19,584	$0	$0	$8,200	$8,200	$0	$0
BlackRock Global Allocation V.I. Fund	$51,306	$51,306	$0	$0	$20,000	$20,000	$0	$0
BlackRock Government Money Market V.I. Fund	$26,520	$26,520	$750	$0	$9,800	$9,800	$0	$0
BlackRock International V.I. Fund	$30,090	$30,090	$0	$38	$14,100	$14,100	$0	$0
BlackRock International Index V.I. Fund	$33,660	$30,294	$9,500	$0	$14,100	$14,100	$0	$0
BlackRock Large Cap Focus Growth V.I. Fund	$22,032	$22,032	$0	$38	$13,100	$13,100	$0	$0
BlackRock Managed Volatility V.I. Fund	$34,680	$34,680	$0	$0	$20,000	$9,000	$0	$0
BlackRock S&P 500 Index V.I. Fund	$30,294	$30,294	$750	$4,000	$13,100	$13,100	$0	$0
BlackRock Small Cap Index V.I. Fund	$30,600	$27,540	$10,500	$0	$13,100	$13,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock 60/40 Target Allocation ETF V.I. Fund	$14,650	$13,938
BlackRock Advantage Large Cap Core V.I. Fund	$13,100	$13,138
BlackRock Advantage Large Cap Value V.I. Fund	$13,100	$13,138
BlackRock Advantage U.S. Total Market V.I. Fund	$13,100	$13,100
BlackRock Basic Value V.I. Fund	$13,100	$13,100
BlackRock Capital Appreciation V.I. Fund	$13,100	$13,100
BlackRock Equity Dividend V.I. Fund	$8,200	$8,200
BlackRock Global Allocation V.I. Fund	$20,000	$20,000

BlackRock Government Money Market V.I. Fund	$10,550	$9,800
BlackRock International V.I. Fund	$14,100	$14,138
BlackRock International Index V.I. Fund	$23,600	$14,100
BlackRock Large Cap Focus Growth V.I. Fund	$13,100	$13,138
BlackRock Managed Volatility V.I. Fund	$20,000	$9,000
BlackRock S&P 500 Index V.I. Fund	$13,850	$17,100
BlackRock Small Cap Index V.I. Fund	$23,600	$13,100

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,050,500	$2,274,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Variable Series Funds, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Variable Series Funds, Inc.

Date: February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Variable Series Funds, Inc.

Date: February 28, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Variable Series Funds, Inc.

Date: February 28, 2020